UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22641

Franklin Alternative Strategies Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Alison Baur

One Franklin Parkway

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650-312-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

A Series of Franklin Alternative Strategies Funds

May 31, 2022

Sign up for electronic delivery at franklintempleton.com/edelivery

SHAREHOLDER LETTER

Dear Fellow Shareholder:

During the 12 months ended May 31, 2022, the global economy was pressured by geopolitical instability, tightening monetary policies and renewed COVID-19 outbreaks. Although global equities benefited from ongoing vaccination programs and easing restrictions in certain regions, this was outweighed by the spread of COVID-19 variants, Russia’s invasion of Ukraine in February 2022 and interest rate hikes from the U.S. Federal Reserve. The Chinese government’s imposition of new restrictions on some businesses also pressured Asian and global emerging market stocks. Additionally, an environment of persistent supply chain disruptions stoked mounting inflationary pressures.

In this environment, global developed market stocks, as measured by the MSCI World Index (USD), posted a -4.38% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -19.56% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index (USD), posted a -14.97% total return.1

We are committed to our long-term perspective and disciplined investment approach as we continue to conduct a rigorous analysis of Fund subadvisors and markets with a strong emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial professionals in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the future.

Sincerely,

Brooks Ritchey

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2022, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

ANNUAL REPORT

Franklin K2 Alternative Strategies Fund

This annual report for Franklin K2 Alternative Strategies Fund covers the fiscal year ended May 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with lower volatility relative to the broad equity markets by allocating its assets across multiple non-traditional or alternative strategies, including, but not limited to, some or all of the following strategies: long short equity, relative value, event driven and global macro. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and exchange-traded funds (ETFs); debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or asset-backed securities, including collateralized debt obligations; as well as derivatives, commodities and currencies.

Performance Overview

The Fund’s Class A shares posted a -6.25% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Global Hedge Fund Index, which is designed to be representative of the overall composition of the hedge fund universe, posted a -3.01% cumulative total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.14% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index-NR (USD, net of tax withholding when dividends are paid), posted a -6.78% total return for the 12 months ended May 31, 2022.2 Although global equities benefited from ongoing COVID-19 vaccination programs and easing restrictions in certain regions, the spread of the Delta and Omicron variants hindered markets at certain points during the 12-month period. The Chinese government’s imposition of additional restrictions on some businesses pressured Asian and global emerging market stocks. Additionally, an environment of persistent supply chain disruptions stoked mounting inflationary pressures. Russia’s invasion of Ukraine late in February 2022 injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

In the U.S., gross domestic product (GDP) growth was robust throughout the period until the first quarter of 2022, when the economy contracted. The spread of Omicron variants, weakening fixed investments and a widening trade gap contributed to the weaker first quarter. Rising prices precipitated a notable decline in consumer confidence, despite high spending levels. In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. In May 2022, the Fed raised interest rates by another half percentage point. The Fed noted in its May 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate.

GDP growth resumed in the eurozone in 2021’s second quarter following a brief recession, but slowed beginning in the fourth quarter as the spread of the Omicron variant disrupted labor markets and led to renewed restrictions. Late in the reporting period, the war in Ukraine disrupted supply chains, sent commodity prices higher and further weakened the economic outlook. The European Central Bank struck a less

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Schedule of Investments (SOI). The Consolidated SOI begins on page 16.

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accommodative tone at its March 2022 meeting as it set a schedule to wind down its asset purchases and established preconditions for possible interest-rate increases later in 2022. Stocks of companies with exposure to Russia, particularly banks, endured further declines late in the period. In this environment, European developed market equities, as measured by the MSCI Europe Index-NR (USD), posted a -9.75% total return for the 12 months under review.2

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index-NR (USD), posted a -18.75% total return for the 12-month period.2 While many Asian countries experienced improving economic conditions, Japan’s quarterly GDP was erratic, contracting in the third quarter of 2021 and the first quarter of 2022. Although China’s economy continued to grow, it was pressured by COVID-19 restrictions and government measures to limit real estate speculation. Unexpected regulatory changes by the Chinese government, which negatively impacted education- and technology-related businesses, and investor concerns about the solvency of several large Chinese property developers further pressured Asian stocks during the 12-month period.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index-NR (USD), posted a -19.83% total return for the 12 months under review.2 Rising prices for food and energy, following Russia’s invasion of Ukraine, increased inflationary pressures and raised concerns about possible government debt defaults in some countries. In contrast, some countries, particularly South Africa, Saudi Arabia and Brazil, as well as other countries in Latin America, benefited from the rising commodity prices.

Investment Strategy

We manage the Fund using a multi-manager approach. While we have overall responsibility for the Fund’s investments, we principally allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: long short equity, relative value, event driven and global macro. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlations to various markets and to each other, their risk profiles and their return expectations. Long short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indexes (through the use of derivatives or through a position in an ETF). Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Event driven strategies generally invest in securities of companies undergoing significant corporate events. Global macro strategies generally focus on macroeconomic opportunities across numerous markets and investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund may use derivatives for hedging and non-hedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include futures contracts, swaps, options and currency forward contracts. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

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Strategy Allocation*

Based on Total Net Assets as of 5/31/22

Strategy	Long Positions	Short Positions
Long Short Equity	36.5%	-23.0%
Relative Value	52.0%	-18.9%
Event Driven	17.1%	-7.2%
Global Macro	98.2%	-172.0%

Total	203.8%	-221.1%

*Figures include the effect of gross notional exposure of derivatives.

Subadvisors

5/31/22

Long Short Equity

Chilton Investment Company, Inc.

Electron Capital Partners, LLC

Jennison Associates, LLC

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Relative Value

Apollo Credit Management LLC

Benefit Street Partners, L.L.C.

Ellington Global Asset Management, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

One River Asset Management, LLC

Event Driven

Bardin Hill Arbitrage IC Management LP

P. Schoenfeld Asset Management L.P.

Global Macro

BlueBay Asset Management LLP

Emso Asset Management Limited

Graham Capital Management, L.P.

RV Capital Management Private Ltd

Manager’s Discussion

During the 12 months under review, three of the four underlying strategies in which we allocated assets weighed on absolute returns, with the long short equity strategy as the largest detractor, by far. The global macro and relative value strategies also detracted, though more modestly. Event driven was the lone contributing strategy during the period. From an asset class perspective, long exposure to both equities and fixed income were the key drivers of performance, partially offset by gains from currency exposure, which was short overall. The conditional risk overlay (CRO) was not activated during the period. The allocation percentages for each strategy are listed in the Strategy Allocation table on this page.

The Fund’s long short equity strategy subadvisors were Chilton Investment, Electron Capital Partners, Jennison

Associates, Portland Hill Asset Management and Wellington Management. All five subadvisors delivered negative returns during the period, with Portland Hill, Wellington, Electron and Jennison as the largest overall individual detractors, along with slight detraction from Chilton. Equity exposure drove the strategy’s decline, especially net long positions in the information technology, consumer discretionary and communications services sectors. Equity index hedges were a significant contributor, while long exposure to consumer staples and utilities stocks provided a more modest boost. Currency exposure also helped offset the strategy’s overall decline.

The Fund’s global macro subadvisors were BlueBay Asset Management, Emso Asset Management, Graham Capital Management and RV Capital Management. Two of the four subadvisors—Emso and BlueBay—weakened fund performance during the period. In contrast, Graham was the largest overall contributing subadvisor during the period, driven by its exposure to commodities, while subadvisor RV’s contribution was negligible. By asset class, credit exposure was the leading driver of losses, partially offset by commodity and currency positioning. In terms of aggregate sector exposures, government bonds were key detractors, largely due to long positioning in Ukrainian bonds, while real estate positioning also weighed on returns. Conversely, long commodities positioning (subadvisor Graham’s long energy and agricultural futures) was a key contributor, along with currency positioning.

The Fund implemented a position in a new relative value subadvisor, Benefit Street Partners, or BSP, in September 2021. The manager pursues an active high-yield bond trading strategy with an opportunistic hedge and fits with our overall favorable outlook for more active strategies in the current environment. BSP joined existing relative value subadvisors Apollo Credit Management, Ellington Global Asset Management, Lazard Asset Management, Loomis Sayles & Company and One River Asset Management.

Three of the six relative value subadvisors detracted from performance for the 12-month period: Loomis Sayles, BSP and One River. Subadvisors Lazard, Ellington and Apollo were each modest contributors. Long credit exposure was the primary driver of the strategy’s decline, though significant contribution from short equity positioning helped offset the losses. Currency exposure was a modest contributor. In terms of aggregate sector exposures, communication services, consumer discretionary and financials detracted the most from the Fund’s performance. Conversely, currency exposure (short overall) and short positioning in U.S. and other developed market sovereign bonds and asset-backed securities contributed to returns.

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The Fund’s event driven strategy subadvisors were Bardin Hill Arbitrage IC Management and P. Schoenfeld Asset Management, and both contributed during the period. The strategy’s overall contribution was bolstered by the continued tightening of merger arbitrage spreads on a range of strategic acquisitions. By asset class, equity and currency positioning drove contribution, while fixed income detracted overall. In terms of aggregate sector exposures, the top performance drivers were utilities, industrials and currency hedges. Communication services and financials were notable detractors.

During the period, in addition to adding BSP as a new subadvisor within the relative value strategy, the team increased allocations to global macro subadvisor BlueBay, long short equity managers Chilton and Electron, relative value subadvisors Apollo and Lazard, and event driven manager P. Schoenfeld Asset Management. Exposure was reduced to global macro subadvisors Graham, Emso and BlueBay.

Thank you for your participation in Franklin K2 Alternative Strategies Fund. We look forward to continuing to serve your investment needs.

Brooks Ritchey

Co-Lead Portfolio Manager

Robert Christian

Co-Lead Portfolio Manager

Anthony Zanolla, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of May 31, 2022

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/221

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	-6.25%	-11.44%
5-Year	+10.30%	+0.83%
Since Inception (10/11/13)	+26.75%	+2.11%

Advisor
1-Year	-6.05%	-6.05%
5-Year	+11.68%	+2.23%
Since Inception (10/11/13)	+29.57%	+3.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/11/13–5/31/22)

Advisor Class (10/11/13–5/31/22)

Please see page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (6/1/21–5/31/22)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.0597	$0.0776	$0.4227	$0.5600
C	—	$0.0776	$0.4227	$0.5003
R	$0.0496	$0.0776	$0.4227	$0.5499
R6	$0.0990	$0.0776	$0.4227	$0.5993
Advisor	$0.0901	$0.0776	$0.4227	$0.5904

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	2.66%	2.87%
Advisor	2.41%	2.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the investment manager’s and subadvisors’ judgment about particular investments made for the Fund’s portfolio prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Foreign investments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Lower-rated or high-yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager or subadvisor expects. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Merger arbitrage investments risk loss if a proposed reorganization in which the Fund invests is renegotiated or terminated. Liquidity risk exists when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

1. The Fund has an expense reduction contractually guaranteed through 9/30/22 and a fee waiver related to the management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

6. Source: Morningstar. The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period 12/01/21–5/31/22[1,2]	Ending Account Value 5/31/22	Expenses Paid During Period 12/01/21–5/31/22[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$934.50	$12.78	$1,011.72	$13.29	2.65%
C	$1,000	$930.10	$16.36	$1,007.98	$17.02	3.40%
R	$1,000	$932.80	$13.88	$1,010.57	$14.44	2.88%
R6	$1,000	$935.00	$11.48	$1,013.06	$11.94	2.38%
Advisor	$1,000	$935.80	$11.58	$1,012.96	$12.04	2.40%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.46	$11.19	$11.28	$11.38	$11.14

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.08)	(0.03)	0.04	0.01

Net realized and unrealized gains (losses)	(0.68)	1.45	0.02	0.11	0.38

Total from investment operations	(0.74)	1.37	(0.01)	0.15	0.39

Less distributions from:

Net investment income	(0.06)	—	(0.07)	—	(0.15)

Net realized gains	(0.50)	(0.10)	(0.01)	(0.25)	—

Total distributions	(0.56)	(0.10)	(0.08)	(0.25)	(0.15)

Net asset value, end of year	$11.16	$12.46	$11.19	$11.28	$11.38

Total return[c]	(6.25)%	12.25%	(0.15)%	1.35%	3.57%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.75%	2.82%	2.58%	2.73%	2.81%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.60% [e]	2.64%	2.40%	2.56%	2.59%

Expenses incurred in connection with securities sold short	0.40%	0.44%	0.20%	0.36%	0.39%

Net investment income (loss)	(0.49)%	(0.67)%	(0.25)%	0.36%	0.06%

Supplemental data

Net assets, end of year (000’s)	$94,580	$102,138	$90,205	$104,452	$119,214

Portfolio turnover rate	177.61%	236.64%	271.51%	235.47%	234.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.11	$10.95	$11.05	$11.25	$11.00

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)	(0.15)	(0.11)	(0.05)	(0.08)

Net realized and unrealized gains (losses)	(0.66)	1.41	0.02	0.10	0.39

Total from investment operations	(0.81)	1.26	(0.09)	0.05	0.31

Less distributions from:

Net investment income	—	—	—	—	(0.06)

Net realized gains	(0.50)	(0.10)	(0.01)	(0.25)	—

Total distributions	(0.50)	(0.10)	(0.01)	(0.25)	(0.06)

Net asset value, end of year	$10.80	$12.11	$10.95	$11.05	$11.25

Total return[c]	(7.06)%	11.51%	(0.85)%	0.56%	2.82%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	3.50%	3.54%	3.33%	3.48%	3.56%

Expenses net of waiver, payments by affiliates and expense reduction[d]	3.35% [e]	3.36%	3.15%	3.31%	3.34%

Expenses incurred in connection with securities sold short	0.40%	0.44%	0.20%	0.36%	0.39%

Net investment income (loss)	(1.24)%	(1.39)%	(1.00)%	(0.39)%	(0.69)%

Supplemental data

Net assets, end of year (000’s)	$24,486	$31,541	$36,043	$44,897	$53,196

Portfolio turnover rate	177.61%	236.64%	271.51%	235.47%	234.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

eBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.44	$11.20	$11.28	$11.42	$11.17

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.11)	(0.06)	0.02	(0.02)

Net realized and unrealized gains (losses)	(0.68)	1.45	0.02	0.09	0.39

Total from investment operations	(0.76)	1.34	(0.04)	0.11	0.37

Less distributions from:

Net investment income	(0.05)	—	(0.03)	—	(0.12)

Net realized gains	(0.50)	(0.10)	(0.01)	(0.25)	—

Total distributions	(0.55)	(0.10)	(0.04)	(0.25)	(0.12)

Net asset value, end of year	$11.13	$12.44	$11.20	$11.28	$11.42

Total return	(6.50)%	11.97%	(0.39)%	1.08%	3.28%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	3.04%	3.06%	2.83%	2.98%	3.06%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.85% [d]	2.88%	2.65%	2.81%	2.84%

Expenses incurred in connection with securities sold short	0.40%	0.44%	0.20%	0.36%	0.39%

Net investment income (loss)	(0.78)%	(0.91)%	(0.50)%	0.11%	(0.19)%

Supplemental data

Net assets, end of year (000’s)	$811	$840	$884	$844	$648

Portfolio turnover rate	177.61%	236.64%	271.51%	235.47%	234.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.58	$11.25	$11.34	$11.41	$11.17

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.04)	0.01	0.08	0.03

Net realized and unrealized gains (losses)	(0.69)	1.47	0.02	0.10	0.40

Total from investment operations	(0.71)	1.43	0.03	0.18	0.43

Less distributions from:

Net investment income	(0.10)	—	(0.11)	—	(0.19)

Net realized gains	(0.50)	(0.10)	(0.01)	(0.25)	—

Total distributions	(0.60)	(0.10)	(0.12)	(0.25)	(0.19)

Net asset value, end of year	$11.27	$12.58	$11.25	$11.34	$11.41

Total return	(6.05)%	12.61%	0.27%	1.70%	3.83%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.44%	2.50%	2.26%	2.41%	2.46%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.32% [d]	2.32%	2.07%	2.23%	2.24%

Expenses incurred in connection with securities sold short	0.40%	0.44%	0.20%	0.36%	0.39%

Net investment income (loss)	(0.18)%	(0.35)%	0.08%	0.69%	0.41%

Supplemental data

Net assets, end of year (000’s)	$47,851	$27,471	$15,537	$42,842	$31,805

Portfolio turnover rate	177.61%	236.64%	271.51%	235.47%	234.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.55	$11.23	$11.33	$11.40	$11.16

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.05)	— [c]	0.07	0.04

Net realized and unrealized gains (losses)	(0.69)	1.47	0.01	0.11	0.38

Total from investment operations	(0.72)	1.42	0.01	0.18	0.42

Less distributions from:

Net investment income	(0.09)	—	(0.10)	—	(0.18)

Net realized gains	(0.50)	(0.10)	(0.01)	(0.25)	—

Total distributions	(0.59)	(0.10)	(0.11)	(0.25)	(0.18)

Net asset value, end of year	$11.24	$12.55	$11.23	$11.33	$11.40

Total return	(6.05)%	12.55%	0.19%	1.61%	3.75%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.50%	2.57%	2.33%	2.48%	2.56%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.35% [e]	2.39%	2.15%	2.31%	2.34%

Expenses incurred in connection with securities sold short	0.40%	0.44%	0.20%	0.36%	0.39%

Net investment income (loss)	(0.24)%	(0.42)%	— [f]	0.61%	0.31%

Supplemental data

Net assets, end of year (000’s)	$1,099,387	$1,152,105	$977,094	$1,046,252	$896,278

Portfolio turnover rate	177.61%	236.64%	271.51%	235.47%	234.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

eBenefit of expense reduction rounds to less than 0.01%.

fAmount rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Schedule of Investments, May 31, 2022

Franklin K2 Alternative Strategies Fund

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests 37.7%
	Aerospace & Defense 0.1%
a	Bombardier Inc., A	Canada	61,213	$67,270
a	Bombardier Inc., B	Canada	564,370	530,972
	L3harris Technologies Inc.	United States	64	15,418
b	Lockheed Martin Corp.	United States	265	116,629
a	Satellogic Inc., 1/25/27, wts.	United States	2,058	1,559
a	Vertical Aerospace Ltd., 12/16/26, wts.	United States	1,366	995

				732,843

	Air Freight & Logistics 0.0%†
	Expeditors International of Washington Inc.	United States	1,059	115,262
a	GXO Logistics Inc.	United States	6,905	374,734
	United Parcel Service Inc., B	United States	481	87,662

				577,658

	Airlines 0.0%†
a	Controladora Vuela Cia de Aviacion SAB de CV, ADR	Mexico	4,428	68,988

	Auto Components 0.0%†
a,c	Luminar Technologies Inc., A	United States	12,104	125,155

	Automobiles 0.0%†
a,c	Lucid Group Inc.	United States	1,930	38,947

	Banks 0.3%
	Barclays PLC	United Kingdom	78,773	167,912
d	First Citizens Bancshares Inc., A	United States	2,630	1,842,052
	First Horizon Corp.	United States	70,514	1,609,835

				3,619,799

	Beverages 0.3%
b	The Coca-Cola Co.	United States	4,361	276,400
	Davide Campari-Milano NV	Italy	279,710	2,991,069

				3,267,469

	Biotechnology 0.9%
b,d	AbbVie Inc.	United States	11,905	1,754,440
a,d	Apellis Pharmaceuticals Inc.	United States	24,005	995,007
a	Arcutis Biotherapeutics Inc.	United States	8,338	174,098
a	Argenx SE, ADR	Netherlands	3,151	974,604
a	Biohaven Pharmaceutical Holding Company Ltd.	United States	13,629	1,958,896
a,d	BioMarin Pharmaceutical Inc.	United States	14,497	1,089,160
a	Galapagos NV, ADR	Belgium	6,069	333,856
a	Horizon Therapeutics PLC	United States	8,241	739,135
a,c	Karyopharm Therapeutics Inc.	United States	1,000	6,280
a	Neurocrine Biosciences Inc.	United States	1,033	96,575
a	Seagen Inc.	United States	7,158	971,197
a,d	Vertex Pharmaceuticals Inc.	United States	6,547	1,758,852

				10,852,100

	Building Products 0.1%
a	Cornerstone Building Brands Inc.	United States	50,860	1,248,613

	Capital Markets 0.7%
e	Amundi SA, 144A	France	26,558	1,546,841
e	Anima Holding SpA, 144A	Italy	102,616	494,719
	BlackRock Inc., A	United States	168	112,405
	The Blackstone Group Inc., A	United States	21,075	2,482,424
d	Moody’s Corp.	United States	6,862	2,069,373

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Capital Markets (continued)
	Morgan Stanley	United States	990	$85,279
	S&P Global Inc.	United States	6,451	2,254,496
a	SCVX Corp., A	United States	34	339

				9,045,876

	Chemicals 0.8%
a	Amyris Inc.	United States	3,000	7,650
	The Sherwin-Williams Co.	United States	32,164	8,621,239
	Sociedad Quimica y Minera de Chile SA, ADR	Chile	583	61,897
a	Tronox Holdings PLC, A	United States	24,406	439,552
	Valvoline Inc.	United States	24,867	832,050

				9,962,388

	Commercial Services & Supplies 0.8%
	Cintas Corp.	United States	11,128	4,432,616
a	Digital Transformation Opportunities Corp., A	United States	39,182	383,396
a	Digital Transformation Opportunities Corp., A, 3/31/28, wts.	United States	9,795	2,047
d	Republic Services Inc., A	United States	40,305	5,394,421
a	Shapeways Holdings Inc., 10/31/26, wts.	United States	13,286	2,259

				10,214,739

	Communications Equipment 0.3%
a	Adva Optical Networking SE	Germany	165,632	2,596,701
a,d	Arista Networks Inc.	United States	15,098	1,544,223
	Cisco Systems Inc.	United States	1,891	85,190
a	Riverbed Technology Inc.	United States	5,404	15,312

				4,241,426

	Construction & Engineering 0.7%
d	AECOM	United States	15,880	1,109,218
	Boskalis Westminster	Netherlands	25,882	901,551
a,d	Mastec Inc.	United States	28,972	2,421,769
d	Quanta Services Inc.	United States	31,920	3,798,480

				8,231,018

	Construction Materials 0.3%
a	Cemex SAB de CV, ADR	Mexico	65,996	308,202
	LafargeHolcim Ltd., B	Switzerland	66,680	3,306,110

				3,614,312

	Containers & Packaging 0.8%
	Ball Corp.	United States	118,073	8,370,195
	Intertape Polymer Group Inc.	Canada	37,201	1,159,397

				9,529,592

	Distributors 0.3%
	Pool Corp.	United States	9,119	3,635,016

	Diversified Consumer Services 0.1%
a,c	Mister Car Wash Inc.	United States	62,777	762,113
a	Terminix Global Holdings Inc.	United States	18,340	796,139

				1,558,252

	Diversified Financial Services 2.5%
a	2MX Organic SA, 11/16/25, wts.	France	3,920	726
a	7GC & Co. Holdings Inc., A, 12/31/26, wts.	United States	3,244	454
a	Acropolis Infrastructure Acquisition Corp., A, 3/31/26, wts.	United States	14	4

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	AEA-Bridges Impact Corp., A	Cayman Islands	28,592	$283,347
a	Aequi Acquisition Corp., A	United States	13,355	131,547
a	Aequi Acquisition Corp., A, 11/30/27, wts.	United States	490	71
a	African Gold Acquisition Corp., A	United States	6,518	63,681
a	African Gold Acquisition Corp., A, 3/13/28, wts.	United States	4,750	523
a	Agile Growth Corp., A	United States	3,910	38,162
a	Agile Growth Corp., A, 12/31/27, wts.	United States	1,303	274
a	Ahren Acquisition Corp.	Cayman Islands	51,168	507,587
a	Ahren Acquisition Corp., 6/17/28, wts.	Cayman Islands	8,568	1,600
a	Altimeter Growth Corp. 2, A	United States	6,603	64,907
a	Angel Pond Holdings Corp., A	United States	7,260	71,438
a	Anthemis Digital Acquisitions I Corp.	United States	17,623	175,261
a	Apollo Strategic Growth Capital II, A	United States	8,845	86,492
a	Apollo Strategic Growth Capital II, A, 12/31/27, wts.	United States	5,294	2,063
a	APx Acquisition Corp. I	Mexico	13,835	138,073
a	Ares Acquisition Corp., A	United States	13,000	127,530
a	Ares Acquisition Corp., A, 12/31/27, wts.	United States	11,095	2,664
a	Ascendant Digital Acquisition Corp. III, A	United States	4,732	47,344
a	Athena Consumer Acquisition Corp., A	United States	26,389	264,286
a	Athena Consumer Acquisition Corp., A, 7/20/23, wts.	United States	13,194	2,176
a,d	Athena Technology Acquisition Corp. II, A	United States	61,944	605,193
a,d	Athena Technology Acquisition Corp. II, A, 10/17/28, wts.	United States	30,972	4,590
a,d	Atlantic Avenue Acquisition Corp., A	United States	8,680	85,845
a,d	Atlantic Coastal Acquisition Corp., A	United States	16,329	159,371
a	Atlantic Coastal Acquisition Corp., A, 12/31/27, wts.	United States	5,443	762
a,d	Atlas Crest Investment Corp. II, A	United States	20,011	196,108
a	Atlas Crest Investment Corp. II, A, 2/28/26, wts.	United States	8,969	1,771
a	Austerlitz Acquisition Corp. I, A	United States	45,624	446,203
a	Austerlitz Acquisition Corp. I, A, 2/19/26, wts.	United States	9,532	3,091
a	Austerlitz Acquisition Corp. II, A	United States	57,148	558,907
a	Austerlitz Acquisition Corp. II, A, 12/31/27, wts.	United States	30,317	11,824
a	B Riley Principal 250 Merger Corp., A, 12/31/27, wts.	United States	2,651	665
a	Blue Whale Acquisition Corp. I, A	United Arab Emirates	12,829	123,672
a	Blue Whale Acquisition Corp. I, A, 7/09/23, wts.	United Arab Emirates	1,005	327
a	Bridgetown Holdings Ltd., A	Hong Kong	3,261	32,284
a,d	Broadscale Acquisition Corp., A	United States	12,221	119,521
a	Broadscale Acquisition Corp., A, 2/02/26, wts.	United States	8,569	4,458
a	Capitalworks Emerging Markets Acquisition Corp., 4/27/28, wts.	United States	7,737	696
a	Capitalworks Emerging Markets Acquisition Corp., A	United States	15,474	154,276
a,d	Carney Technology Acquisition Corp. II, A	United States	12,636	124,212
a	Carney Technology Acquisition Corp. II, A, 11/30/27, wts.	United States	5,876	1,058
a	Cartesian Growth Corp., 12/31/27, wts.	United States	13,908	9,876
a	CC Neuberger Principal Holdings II, 7/29/25, wts.	United States	11,692	7,813
a	CC Neuberger Principal Holdings II, A	United States	12,116	120,554
a	CC Neuberger Principal Holdings III	United States	558	5,541
a	CC Neuberger Principal Holdings III, 12/31/27, wts.	United States	6,916	2,558
a,d	Churchill Capital Corp. V, A	United States	6,430	63,014
a	Churchill Capital Corp. VI, A	United States	1,080	10,541
a	Churchill Capital Corp. VII, A	United States	9,560	93,497
a,d	CIIG Capital Partners II Inc., A	United States	10,448	103,487
a,d	CIIG Capital Partners II Inc., A, 2/28/28, wts.	United States	5,224	731
a	Clarim Acquisition Corp., A	United States	50,724	497,095
a	Clarim Acquisition Corp., A, 12/31/27, wts.	United States	13,108	1,835
a,d	Class Acceleration Corp., A	United States	13,473	132,035
a	Climate Real Impact Solutions II Acquisition Corp., A	United States	563	5,534

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	Climate Real Impact Solutions II Acquisition Corp., A, 12/31/27, wts.	United States	112	$29
a	Colicity Inc., A	United States	37,960	372,594
a	Colonnade Acquisition Corp. II, 12/31/27, wts.	United States	13,654	2,191
a,d	Concord Acquisition Corp. II, A	United States	79,080	762,331
a,d	Concord Acquisition Corp. II, A, 12/31/28, wts.	United States	26,360	10,014
a	Concord Acquisition Corp. III, A	United States	9,774	96,763
a	Concord Acquisition Corp. III, A, 12/31/28, wts.	United States	4,887	1,368
a,d	Conyers Park III Acquisition Corp., A	United States	8,071	78,047
a	Conyers Park III Acquisition Corp., A, 8/12/28, wts.	United States	2,812	975
a	Corner Growth Acquisition Corp., A	United States	40,029	396,980
a	Corner Growth Acquisition Corp., A, 3/01/23, wts.	United States	5,737	516
a	Corner Growth Acquisition Corp., A, 12/31/27, wts.	United States	7,606	728
a	Corsair Partnering Corp., A	United States	3,898	37,947
a	Crown PropTech Acquisitions, 12/31/27, wts.	United States	12,844	2,312
a,d	Crucible Acquisition Corp., A	United States	4,437	43,571
a,d	Crucible Acquisition Corp., A, 12/26/25, wts.	United States	1,479	237
a	Crypto 1 Acquisition Corp., A	United States	7,736	76,586
a	Crystal Peak Acquisition, 6/22/26, wts.	Netherlands	2,725	—
a	Crystal Peak Acquisition, A	Netherlands	6,767	66,317
a	DHC Acquisition Corp., A	United States	6,265	61,146
a	DHC Acquisition Corp., A, 12/31/27, wts.	United States	241	32
a	Disruptive Acquisition Corp. I, A	United States	6,844	66,797
a,d	dMY Technology Group Inc. VI	United States	26,930	262,837
a,d	dMY Technology Group Inc. VI, 6/25/23, wts.	United States	13,465	5,521
a	Dragoneer Growth Opportunities Corp. III, A	United States	26,406	257,194
a,c	EJF Acquisition Corp., A	United States	63,265	629,487
a	Elliott Opportunity II Corp., A	United States	60,876	590,497
a	Elliott Opportunity II Corp., A, 2/19/23, wts.	United States	9,039	3,182
a	Energy Transition Partners BV	Netherlands	3,372	35,386
a	Energy Transition Partners BV, 7/16/26, wts.	Netherlands	1,124	504
a	Enterprise 4.0 Technology Acquisition Corp.	United States	16,406	162,583
a	Enterprise 4.0 Technology Acquisition Corp., 9/24/23, wts.	United States	8,203	1,591
d	Equitable Holdings Inc.	United States	37,887	1,152,144
a	ESM Acquisition Corp., A	United States	8,367	81,787
a	European Biotech Acquisition Corp., A	Netherlands	1,230	12,036
a	Executive Network Partnering Corp., A	United States	19,832	198,122
a	Executive Network Partnering Corp., A, 9/25/28, wts.	United States	2,901	2,669
a,d	Far Peak Acquisition Corp., A	United States	25,821	253,562
a,d	Fast Acquisition Corp., A	United States	20,525	206,892
a,d	Fast Acquisition Corp. II, A	United States	14,427	140,952
a,d	Fast Acquisition Corp. II, A, 3/16/26, wts.	United States	3,606	503
a	Fifth Wall Acquisition Corp. III, A	United States	5,283	51,351
a	Figure Acquisition Corp. I, A	United States	1,393	13,631
a	Figure Acquisition Corp. I, A, 12/31/27, wts.	United States	1,176	335
a,d	Fintech Acquisition Corp. VI, A	United States	39,608	389,347
a,d	Fintech Acquisition Corp. VI, A, 12/31/27, wts.	United States	9,902	1,497
a	Fintech Evolution Acquisition Group, 3/31/28, wts.	United States	5,865	879
a	Fintech Evolution Acquisition Group, A	United States	17,597	172,011
a	First Reserve Sustainable Growth Corp., A	United States	32,362	315,853
a	First Reserve Sustainable Growth Corp., A, 12/31/27, wts.	United States	8,090	1,134
a	Focus Impact Acquisition Corp., A	United States	13,236	131,632
a	Focus Impact Acquisition Corp., A, 4/23/23, wts.	United States	6,618	993
a	Fortress Capital Acquisition Corp., A	United States	9,805	96,187
a	Fortress Capital Acquisition Corp., A, 12/31/27, wts.	United States	12,102	2,783
a,d	Fortress Value Acquisition Corp. III, A	United States	10,335	101,696

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	Fortress Value Acquisition Corp. IV, A	United States	8,256	$80,826
a,d	Fortress Value Acquisition Corp. IV, A, 3/18/28, wts.	United States	10,687	3,149
a	Forum Merger IV Corp., A	United States	8,175	79,870
a	Forum Merger IV Corp., A, 12/31/27, wts.	United States	704	190
a	Freedom Acquisition I Corp., A	United States	1,955	19,159
a	FTAC Athena Acquisition Corp., A	United States	28,460	278,623
a	FTAC Hera Acquisition Corp., A	United States	41,936	410,134
a,d	FTAC Parnassus Acquisition Corp., A	United States	49,016	480,112
a	FTAC Parnassus Acquisition Corp., A, 3/10/26, wts.	United States	12,254	2,929
a	FTAC Zeus Acquisition Corp., A	United States	6,342	62,500
a	FTAC Zeus Acquisition Corp., A, 12/31/27, wts.	United States	3,171	666
a,d	Fusion Acquisition Corp. II, A	United States	15,892	155,264
a,d	Fusion Acquisition Corp. II, A, 12/31/27, wts.	United States	5,297	688
a	G Squared Ascend I Inc., A	United States	5,572	54,884
a	G Squared Ascend I Inc., A, 12/31/27, wts.	United States	1,114	353
a	Glenfarne Merger Corp., A	United States	1,231	12,027
a	Glenfarne Merger Corp., A, 12/31/27, wts.	United States	323	56
a	Global Partner Acquisition Corp. II, A	United States	17,700	173,814
a	Global Partner Acquisition Corp. II, A, 12/31/27, wts.	United States	2,950	595
a	Gores Holdings VII Inc., A	United States	42,125	413,278
a	Gores Holdings VII Inc., A, 12/31/27, wts.	United States	2,103	1,054
a,d	Gores Holdings VIII Inc., A	United States	10,517	103,803
a,d	Gores Holdings VIII Inc., A, 12/31/27, wts.	United States	1,116	770
a,d	Gores Technology Partners II Inc., A	United States	15,940	155,946
a,d	Gores Technology Partners II Inc., A, 12/31/27, wts.	United States	2,192	986
a,d	Gores Technology Partners Inc., A	United States	11,237	109,754
a,d	Gores Technology Partners Inc., A, 12/31/27, wts.	United States	1,971	1,084
a	Group Nine Acquisition Corp., A	United States	22,173	217,295
a	Growth For Good Acquisition Corp.	United States	5,935	57,688
a	Growth For Good Acquisition Corp., Contingent Value, rts., 6/14/23	United States	5,118	563
a	HCM Acquisition Corp.	United States	13,460	133,389
a	Healthcare AI Acquisition Corp.	Cayman Islands	1,582	15,820
a,d	Healthcare Services Acquisition Corp., A	United States	3,074	30,156
a	Healthcare Services Acquisition Corp., A, 12/31/27, wts.	United States	4,019	562
a	Heartland Media Acquisition Corp.	United States	13,462	134,755
a	Hedosophia European Growth	United Kingdom	35,835	378,401
a	Hedosophia European Growth, 5/13/27, wts.	United Kingdom	11,638	2,618
a	Innovative International Acquisition Corp., A	United States	13,172	131,588
a	Investcorp Europe Acquistion Corp. I, A	United States	40,934	407,703
a	Investcorp Europe Acqusition Corp. I, 11/23/28, wts.	United States	9,717	1,948
a	ION Acquisition Corp. III Ltd., A	Israel	11,154	109,197
	Iron Spark I Inc., A	United States	5,353	52,888
a	Jackson Acquisition Co., A	United States	5,933	57,995
a	Jackson Acquisition Co., A, 12/31/28, wts.	United States	2,966	630
a	Jaws Hurricane Acquisition Corp., A, 2/23/23, wts.	United States	3,747	1,573
a	Jaws Juggernaut Acquisition Corp., A	United States	6,381	61,896
a	Jaws Juggernaut Acquisition Corp., A, 2/12/26, wts.	United States	4,284	1,970
a	Jaws Mustang Acquisition Corp., A	United States	13,995	137,642
a	Jaws Mustang Acquisition Corp., A, 1/30/26, wts.	United States	6,663	2,349
a	JOFF Fintech Acquisition Corp., A	United States	5,277	51,609
a	Juniper II Corp., A	United States	11,402	112,994
a	Juniper II Corp., A, 12/31/28, wts.	United States	5,701	2,115
a	Kensington Capital Acquisition Corp. V, A	United States	6,125	60,638
a	Kensington Capital Acquisition Corp. V, A, 7/19/23, wts.	United States	6,184	2,010
a,d	Khosla Ventures Acquisition Co., A	United States	27,304	266,214

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a,d	Khosla Ventures Acquisition Co. III, A	United States	28,830	$280,804
a,d	KKR Acquisition Holdings I Corp., A	United States	10,052	98,510
a,d	KKR Acquisition Holdings I Corp., A, 12/31/27, wts.	United States	2,513	1,012
a	Knightswan Acquisition Corp.	United States	15,647	156,157
a	L Catterton Asia Acquisition Corp., A	Singapore	2,279	22,311
a	Landcadia Holdings IV Inc., A	United States	4,686	45,642
a	Landcadia Holdings IV Inc., A, 12/31/28, wts.	United States	1,171	445
a	Lazard Growth Acquisition Corp. I	United States	6,383	62,490
a	LDH Growth Corp. I, A	United States	615	6,009
a	LDH Growth Corp. I, A, 12/31/28, wts.	United States	97	24
a	Lead Edge Growth Opportunities Ltd., A	United States	4,701	45,929
a	Lead Edge Growth Opportunities Ltd., A, 12/31/28, wts.	United States	1,175	168
a	Learn CW Investment Corp., A	United States	19,726	195,189
a	Learn CW Investment Corp., A, 12/31/28, wts.	United States	9,863	2,041
a	Legato Merger Corp. II	United States	3,958	39,303
a	Lerer Hippeau Acquisition Corp., A	United States	20,644	201,279
a	LF Capital Acquisition Corp. II, A	United States	13,246	132,460
a	Live Oak Crestview Climate Acquisition Corp., A, 3/12/26, wts.	United States	452	205
a	Live Oak Mobility Acquisition Corp., A	United States	3,947	38,720
a	Live Oak Mobility Acquisition Corp., A, 3/04/28, wts.	United States	6,090	2,220
a,d	Longview Acquisition Corp. II, A	United States	14,811	144,555
a	Longview Acquisition Corp. II, A, 5/10/26, wts.	United States	12,250	2,193
a	M3-Brigade Acquisition II Corp., A, 12/31/27, wts.	United States	7,608	1,531
a	Marlin Technology Corp., A	United States	9,915	97,365
a	MDH Acquisition Corp., A	United States	4,587	44,998
a	MDH Acquisition Corp., A, 2/02/28, wts.	United States	1,198	115
a	Motive Capital Corp. II, A	United States	17,352	171,872
a	Motive Capital Corp. II, A, 5/15/28, wts.	United States	5,384	1,347
a	The Music Acquisition Corp., A	United States	5,363	52,665
a	The Music Acquisition Corp., A, 2/05/28, wts.	United States	2,681	402
a	Nightdragon Acquisition Corp., A	United States	23,249	226,910
a	Nightdragon Acquisition Corp., A, 12/31/27, wts.	United States	4,399	1,276
a,c	North Atlantic Acquisition Corp., A	United States	6,495	57,221
a	Northern Star Investment Corp. II, A, 1/31/28, wts.	United States	3,083	616
a	Oaktree Acquisition Corp. II, A	United States	17,512	174,420
a	Obotech Acquisition SE, A	Luxembourg	4,205	43,563
a	Obotech Acquisition SE, A, 4/30/26, wts.	Luxembourg	1,401	226
a	One Equity Partners Open Water I Corp., A	United States	2,269	22,236
a	One Equity Partners Open Water I Corp., A, 12/31/27, wts.	United States	756	113
a	Orion Biotech Opportunities Corp., A	United States	16,960	165,190
a	Orion Biotech Opportunities Corp., A, 12/31/27, wts.	United States	3,392	643
a	Pathfinder Acquisition Corp., A	United States	27,835	272,226
a	Pathfinder Acquisition Corp., A, 12/31/27, wts.	United States	5,567	802
a	Pegasus Acquisition Co. Europe BV, A	Netherlands	119,812	1,253,367
a	Pegasus Acquisition Co. Europe BV, A, 4/27/26, wts.	Netherlands	29,604	21,452
a	Peridot Acquisition Corp. II, A	United States	2,506	24,509
a,d	Periphas Capital Partnering Corp., A	United States	10,736	263,086
a	Pershing Square Tontine Holdings Ltd., A	United States	47,502	943,390
a	Pine Technology Acquisition Corp., A, 3/31/28, wts.	United States	3,876	390
a	Pioneer Merger Corp., A	United States	2,043	20,062
a	Pioneer Merger Corp., A, 12/31/27, wts.	United States	16,710	3,572
a	Pontem Corp., 12/31/27, wts.	United States	4,749	855
a	Pontem Corp., A	United States	16,446	161,500
a	Population Health Investment Co. Inc., A	United States	1,144	11,291
a,d	Post Holdings Partnering Corp., A	United States	12,717	123,101

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	Post Holdings Partnering Corp., A, 2/09/23, wts.	United States	12,973	$5,449
a	Power & Digital Infrastructure Acquisition II Corp., A	United States	27,088	265,733
a	Power & Digital Infrastructure Acquisition II Corp., A, 12/14/28, wts.	United States	13,544	4,401
a	Powered Brands, A	United States	3,648	35,860
a	Primavera Capital Acquisition Corp., A	Hong Kong	3,048	29,870
a	Primavera Capital Acquisition Corp., A, 1/19/26, wts.	Hong Kong	1,524	366
a	PWP Forward Acquisition Corp. I, A	United States	6,157	60,092
a	RCF Acquisition Corp., 4/25/23, wts.	United States	6,308	1,545
a	RCF Acquisition Corp., A	United States	12,616	125,529
a	RedBall Acquisition Corp., A	United States	3,852	36,132
a	Rice Acquisition Corp. II, A	United States	13,176	128,993
a	Rice Acquisition Corp. II, A, 3/12/26, wts.	United States	3,294	1,478
a	Rigel Resource Acquisition Corp., A	United States	8,142	80,687
a	Rigel Resource Acquisition Corp., A, 4/19/23, wts.	United States	4,071	845
a	RMG Acquisition Corp. III, A	United States	37,968	371,846
a	Rosecliff Acquisition Corp. I, A	United States	59,628	583,162
a,d	Rosecliff Acquisition Corp. I, A, 12/31/27, wts.	United States	19,875	3,408
a,d	RXR Acquisition Corp., A	United States	9,640	94,376
a	Sarissa Capital Acquisition Corp., A	United States	13,243	130,973
a	Science Strategic Acquisition Corp. Alpha, A	United States	5,442	53,277
a	ScION Tech Growth I, A	United Kingdom	3,306	32,564
a	ScION Tech Growth II, A	United Kingdom	2,073	20,315
a	SCP & Co. Healthcare Acquisition Co., A, 1/27/28, wts.	United States	1,482	170
a	Screaming Eagle Acquisition Corp., A	United States	96,744	930,677
a	Screaming Eagle Acquisition Corp., A, 12/15/27, wts.	United States	20,384	7,338
a	Sculptor Acquisition Corp. I	United States	1	10
a	Sculptor Acquisition Corp. I, A	United States	14,028	139,298
a	Sculptor Acquistion Corp. I, 4/15/28, wts.	United States	7,014	1,754
a	Silver Crest Acquisition Corp., A	United States	2,931	28,753
a,d	Simon Property Group Acquisition Holdings Inc., A	United States	31,634	309,380
a	Slam Corp., A	United States	24,487	239,728
a	Slam Corp., A, 12/31/27, wts.	United States	7,928	1,672
a	Social Capital Hedosophia Holdings Corp., A	United States	1,592	15,872
a	Social Capital Hedosophia Holdings Corp. VI, A	United States	8,600	85,914
a	Social Capital Suvretta Holdings Corp. I, A	United States	6,651	65,512
a	Social Capital Suvretta Holdings Corp. II, A	United States	14,142	136,895
a,c	Social Capital Suvretta Holdings Corp. III, A	United States	27,104	267,516
a	Social Capital Suvretta Holdings Corp. IV, A	United States	27,104	262,367
a,d	Social Leverage Acquisition Corp. I, A	United States	49,003	479,943
a	Southport Acquisition Corp.	United States	9,892	98,524
a	Southport Acquisition Corp., 5/24/28, wts.	United States	4,946	837
a	Spindletop Health Acquisition Corp., A	United States	11,406	113,832
a	Spindletop Health Acquisition Corp., A, 12/31/28, wts.	United States	5,703	691
a	Spree Acquisition Corp. 1 Ltd.	Israel	6,138	61,073
a	Spree Acquisition Corp. 1 Ltd., 12/22/28, wts.	Israel	3,069	498
a	StoneBridge Acquisition Corp.	United States	3,244	32,359
a	Supernova Partners Acquisition Co. III Ltd., A	United States	8,623	84,333
a	Supernova Partners Acquisition Co. III Ltd., A, 3/31/27, wts.	United States	6,587	1,482
a	Sustainable Development Acquisition I Corp.	United States	8,363	82,376
a	SVF Investment Corp., A	United States	16,643	163,434
a	SVF Investment Corp. 2, A	United States	10,063	98,315
a,c	SVF Investment Corp. 3, A	United States	40,562	384,933
a	Target Global Acquisition I Corp., A	Israel	10,548	104,214
a	Target Global Acquisition I Corp., A, 12/31/27, wts.	Israel	3,516	961
a	TB SA Acquisition Corp., A	United States	22,005	215,209

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	TB SA Acquisition Corp., A, 3/25/28, wts.	United States	7,335	$902
a	TCV Acquisition Corp., A	United States	1,698	16,488
a	TCW Special Purpose Acquisition Corp., A	United States	6,265	61,084
a	TCW Special Purpose Acquisition Corp., A, 12/31/28, wts.	United States	2,088	376
a	Tech And Energy Transition Corp., A	United States	8,501	83,395
a	Tekkorp Digital Acquisition Corp., 10/26/27, wts.	United States	1,328	206
a,d	Thunder Bridge Capital Partners IV Inc., A	United States	12,385	121,125
a	Tishman Speyer Innovation Corp. II, A	United States	2,043	19,980
a	TLG Acquisition One Corp., A	United States	9,876	96,696
a	TPG Pace Beneficial II Corp., A	United States	17,023	166,144
a,d	Twelve Seas Investment Co. II, A	United States	15,317	149,494
a	Twelve Seas Investment Co. II, A, 3/02/28, wts.	United States	1,629	222
a	Twin Ridge Capital Acquisition Corp., A	United States	7,511	73,608
a	two, A	United States	9,851	96,047
a	USHG Acquisition Corp., A	United States	28,448	283,058
a	Vahanna Tech Edge Acquisition I Corp., A	United States	7,916	78,645
a	Vahanna Tech Edge Acquisition I Corp., A, 11/30/28, wts.	United States	3,958	633
a	Valor Latitude Acquisition Corp., A	United States	16,723	162,631
a	Valor Latitude Acquisition Corp., A, 12/31/28, wts.	United States	5,574	685
a	Vector Acquisition Corp. II, A	United States	8,707	85,067
a	Velocity Acquisition Corp., A	United States	6,445	62,968
a	Virgin Group Acquistion Corp. II	United States	10,835	107,808
a	VMG Consumer Acquisition Corp., A	United States	2,210	21,967
a	VMG Consumer Acquisition Corp., A, 7/03/23, wts.	United States	1,105	238
a	VPC Impact Acquisition Holdings II Inc., A	United States	6,544	64,000
a	Vy Global Growth, A	Cayman Islands	13,775	136,235
a	Waldencast Acquisition Corp., A	United States	279	2,745
a	Warburg Pincus Capital Corp. I-A, 12/31/27, wts.	Cayman Islands	249	80
a	Zimmer Energy Transition Acquisition Corp., A	United States	7,144	69,547
a	Zimmer Energy Transition Acquisition Corp., A, 5/14/23, wts.	United States	2,381	595

				32,175,552

	Diversified Telecommunication Services 0.0%†
	BT Group PLC, A	United Kingdom	1,079	2,543
a	IHS Holding Ltd.	Nigeria	83	972
	Telecom Italia SpA	Italy	276,000	88,267

				91,782

	Electric Utilities 2.3%
	Constellation Energy Corp.	United States	85,382	5,300,515
b	Duke Energy Corp.	United States	2,783	313,143
	Edison International	United States	36,901	2,579,749
a	Energy Harbor Corp.	United States	80,237	5,099,061
d	Exelon Corp.	United States	98,778	4,854,939
d	FirstEnergy Corp.	United States	40,157	1,725,145
d	NextEra Energy Inc.	United States	102,802	7,781,083
a,d	PG&E Corp.	United States	126,961	1,548,924

				29,202,559

	Electrical Equipment 0.9%
a	Array Technologies Inc.	United States	194,742	2,157,741
d	Emerson Electric Co.	United States	16,479	1,461,028
a,d	Enovix Corp.	United States	137,078	1,649,048
a	Fluence Energy Inc., A	United States	72,388	709,403
a	Plug Power Inc.	United States	42,537	786,084
a	Shoals Technologies Group Inc., A	United States	32,875	512,850

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Electrical Equipment (continued)
a,d	Stem Inc.	United States	139,136	$1,202,135
a	Sunrun Inc.	United States	68,531	1,790,030
	Vestas Wind Systems A/S	Denmark	25,647	655,082

				10,923,401

	Electronic Equipment, Instruments & Components 0.2%
a,d	Coherent Inc.	United States	5,777	1,565,336
	Hollysys Automation Technologies Ltd.	China	70,884	1,080,272

				2,645,608

	Entertainment 0.1%
b	Activision Blizzard Inc.	United States	11,523	897,411
a	SciPlay Corp., A	United States	35,572	507,257
a	Warner Bros Discovery Inc.	United States	20,276	374,092

				1,778,760

	Equity Real Estate Investment Trusts (REITs) 0.2%
	American Campus Communities Inc.	United States	13,733	892,645
b	American Tower Corp.	United States	404	103,476
a	Braemar Hotels & Resorts Inc.	United States	47	273
	iStar Inc.	United States	12,505	217,587
	Preferred Apartment Communities Inc.	United States	41,200	1,027,528

				2,241,509

	Food & Staples Retailing 0.5%
d	Costco Wholesale Corp.	United States	13,367	6,231,963
b	Walmart Inc.	United States	1,518	195,260

				6,427,223

	Food Products 0.3%
a	Benson Hill Inc., 12/24/25, wts.	United States	5,669	2,438
	Nestle SA	Switzerland	33,790	4,133,099

				4,135,537

	Gas Utilities 0.0%†
	Southwest Gas Holdings Inc.	United States	2,987	278,179

	Health Care Equipment & Supplies 0.7%
	Abbott Laboratories	United States	20,931	2,458,555
a	Axonics Inc.	United States	6,027	301,350
c	CONMED Corp.	United States	5,904	686,576
a	Cutera Inc.	United States	8,797	395,777
	DENTSPLY SIRONA Inc.	United States	5,958	235,698
a,d	DexCom Inc.	United States	1,821	542,549
a	Envista Holdings Corp.	United States	17,246	742,268
a	Hologic Inc.	United States	8,295	624,365
a	Intuitive Surgical Inc.	United States	3,791	862,983
a	NuVasive Inc.	United States	1,400	80,374
a	Shockwave Medical Inc.	United States	3,142	515,948
d	Stryker Corp.	United States	5,801	1,360,335

				8,806,778

	Health Care Providers & Services 0.9%
	Anthem Inc.	United States	136	69,307
a,d	Centene Corp.	United States	18,972	1,545,080
a	Covetrus Inc.	United States	45,164	940,314
d	CVS Health Corp.	United States	11,776	1,139,328
	Humana Inc.	United States	3,614	1,641,587

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Health Care Providers & Services (continued)
a	R1 RCM Inc.	United States	14,913	$320,182
a	Tivity Health Inc.	United States	44,039	1,426,864
	UnitedHealth Group Inc.	United States	9,511	4,724,875

				11,807,537

	Health Care Technology 0.2%
d	Cerner Corp.	United States	27,357	2,594,812
a	Inspire Medical Systems Inc.	United States	553	97,787
a	Phreesia Inc.	United States	7,337	133,093

				2,825,692

	Hotels, Restaurants & Leisure 0.6%
a	Airbnb Inc., A	United States	16,667	2,014,540
a,e	Aspire Global PLC, 144A	Malta	66,879	732,756
a	Booking Holdings Inc.	United States	47	105,447
a,c	Carnival Corp.	United States	1,335	18,530
a	Crown Resorts Ltd.	Australia	250,151	2,303,113
	Domino’s Pizza Inc.	United States	2,081	755,757
a	HomeToGo SE, 12/31/25, wts.	Luxembourg	716	154
	McDonald’s Corp.	United States	530	133,671
a	MGM Holdings Inc., A	United States	6,722	957,885
a,c	Norwegian Cruise Line Holdings Ltd.	United States	1,246	19,949
a	Royal Caribbean Cruises Ltd.	United States	848	49,244
a	Sonder Holdings Inc., 1/31/28, wts.	United States	3,948	1,599
b	Starbucks Corp.	United States	2,312	181,492
a,c	Wynn Resorts Ltd.	United States	573	37,875

				7,312,012

	Household Durables 0.2%
a	Skyline Champion Corp.	United States	40,704	2,162,604

	Household Products 0.0%†
b	The Procter & Gamble Co.	United States	2,064	305,224

	Independent Power & Renewable Electricity Producers 0.8%
d	The AES Corp.	United States	217,355	4,790,504
	Clearway Energy Inc., A	United States	7,906	257,419
	Clearway Energy Inc., C	United States	29,768	1,043,369
d	NextEra Energy Partners LP	United States	34,257	2,454,514
a	Sunnova Energy International Inc.	United States	89,898	1,797,960

				10,343,766

	Industrial Conglomerates 0.1%
	Smiths Group PLC	United Kingdom	14,026	274,917
	Toshiba Corp.	Japan	9,747	435,807

				710,724

	Insurance 0.3%
a,d	Alleghany Corp.	United States	2,229	1,858,496
	Ping An Insurance Group Co. of China Ltd., H	China	21,700	138,941
a	Trupanion Inc.	United States	21,407	1,431,700

				3,429,137

	Interactive Media & Services 1.4%
a,d	Alphabet Inc., A	United States	3,744	8,518,499
a	Alphabet Inc., C	United States	616	1,404,960
a,c	Bumble Inc., A	United States	26,278	748,923
a,d	Meta Platforms Inc., A	United States	20,829	4,033,328

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Interactive Media & Services (continued)
	Tencent Holdings Ltd.	China	53,872	$2,462,940
a	Wejo Group Ltd., 11/18/26, wts.	United States	3,488	1,014

				17,169,664

	Internet & Direct Marketing Retail 0.7%
a,d	Alibaba Group Holding Ltd., ADR	China	21,267	2,042,695
a,d	Amazon.com Inc.	United States	1,501	3,608,690
a	Cazoo Group Ltd., 8/26/26, wts.	Cayman Islands	19,178	3,231
a,e	Deliveroo PLC, A, 144A	United Kingdom	144,586	171,529
a,e	Delivery Hero SE, 144A	Saudi Arabia	6,800	262,264
d	eBay Inc.	United States	36,598	1,781,225
a	Etsy Inc.	United States	11,431	927,283
	JD.Com Inc., A	China	2,583	72,557
a	Lands’ End Inc.	United States	15,255	176,958
a	MercadoLibre Inc.	Argentina	102	80,160
a	THG PLC, B	United Kingdom	79,933	148,047

				9,274,639

	IT Services 1.9%
	Accenture PLC, A	United States	285	85,061
a	Block Inc., A	United States	17,806	1,558,203
a	Core Scientific Inc., 1/19/27, wts.	United States	1,383	1,480
a	FleetCor Technologies Inc.	United States	6,438	1,601,839
	Genpact Ltd.	United States	23,545	1,044,692
d	Global Payments Inc.	United States	25,257	3,309,677
	MasterCard Inc., A	United States	17,645	6,314,615
a	MongoDB Inc., A	United States	5,845	1,386,142
a,e	Nuvei Corp., 144A	Canada	8,565	440,584
a,d	PayPal Holdings Inc.	United States	15,418	1,313,768
a	Snowflake Inc., A	United States	8,456	1,079,408
	Switch Inc., A	United States	128,249	4,328,404
a	Twilio Inc., A	United States	15,026	1,580,284
c	Visa Inc., A	United States	670	142,154

				24,186,311

	Leisure Products 0.0%†
a	Tonies SE, A, 4/30/26, wts.	Germany	41,605	15,633

	Life Sciences Tools & Services 1.8%
	Agilent Technologies Inc.	United States	5,442	694,182
a,d	BIO-RAD Laboratories Inc., A	United States	1,132	608,778
	Danaher Corp., W	United States	20,857	5,502,494
	Eurofins Scientific SE	Luxembourg	28,085	2,621,605
	Gerresheimer AG	Germany	29,619	2,220,418
a	IQVIA Holdings Inc.	United States	1,623	349,351
	Lonza Group AG	Switzerland	391	235,736
a	Mettler-Toledo International Inc.	United States	5,046	6,489,761
a	QIAGEN NV	United States	5,002	229,842
a	Repligen Corp.	United States	1,737	285,684
d	Thermo Fisher Scientific Inc.	United States	6,906	3,919,639

				23,157,490

	Machinery 0.4%
a	Berkshire Grey Inc., 7/21/26, wts.	United States	23,782	6,183
a	CNH Industrial NV	United Kingdom	23,862	356,260
b	Cummins Inc.	United States	327	68,382
b	Deere & Co.	United States	7,542	2,698,377

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Machinery (continued)
a	Fast Radius Inc., 2/11/28, wts.	United States	2,678	$213
a	Iveco Group NV	Italy	4,712	30,018
a,c	Nikola Corp.	United States	30,163	212,951
a,d	Welbilt Inc.	United States	89,349	2,114,891

				5,487,275

	Media 0.7%
a	Altice USA Inc., A	United States	19,579	222,809
a,c	Cardlytics Inc.	United States	15,408	399,221
a	Clear Channel Outdoor Holdings Inc., A	United States	90,349	142,751
	Comcast Corp., A	United States	2,890	127,969
a	Cumulus Media Inc., A	United States	15,940	192,077
a	Innovid Corp., A, 12/31/27, wts.	Israel	69	38
	ITV PLC	United Kingdom	217,805	193,050
	Shaw Communications Inc., B	Canada	121,239	3,435,353
	Stroeer SE & Co. KGaA	Germany	54,286	3,033,577
	Tegna Inc.	United States	36,031	789,079

				8,535,924

	Metals & Mining 0.1%
a	Iamgold Corp.	Burkina Faso	252,050	554,510
b	Newmont Corp.	United States	1,315	89,223
a	Western Areas Ltd.	Australia	349,605	965,589

				1,609,322

	Multiline Retail 0.1%
b,d	Kohl’s Corp.	United States	37,462	1,510,468

	Multi-Utilities 0.0%†
d	NiSource Inc.	United States	16,648	523,580

	Oil, Gas & Consumable Fuels 0.2%
a	Archaea Energy Inc., A	United States	19,876	396,327
a	Battalion Oil Corp.	United States	3,790	60,754
	California Resources Corp.	United States	5,609	244,945
	Chesapeake Energy Corp.	United States	14,099	1,372,961
a,f,g	Gazprom PJSC, ADR	Russia	307,580	—
	Pioneer Natural Resources Co.	United States	371	103,116
a	Renewable Energy Group Inc.	United States	5,368	329,112
	The Williams Cos. Inc.	United States	2,192	81,235

				2,588,450

	Personal Products 0.5%
	The Estee Lauder Cos. Inc., A	United States	386	98,295
	L’Oreal SA	France	7,173	2,533,587
a	Unilever PLC	United Kingdom	66,215	3,187,169

				5,819,051

	Pharmaceuticals 1.8%
d	AstraZeneca PLC, ADR	United Kingdom	16,485	1,095,923
b	Bristol-Myers Squibb Co.	United States	30,491	2,300,546
a	Catalent Inc.	United States	2,430	250,436
	Eli Lilly & Co., W	United States	7,387	2,315,381
	Hikma Pharmaceuticals PLC	Jordan	18,006	385,191
b	Johnson & Johnson	United States	1,873	336,260
b	Merck & Co. Inc.	United States	31,103	2,862,409
d	Novo Nordisk AS, ADR	Denmark	18,741	2,069,007
a,c	Revance Therapeutics Inc.	United States	6,496	88,865

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Pharmaceuticals (continued)
	Roche Holding AG	Switzerland	13,251	$4,515,823
a	Vifor Pharma AG	Switzerland	30,185	5,266,326
	Zoetis Inc., A	United States	4,887	835,335
a,f	Zogenix Inc., Contingent Value, rts., 12/31/23	United States	38,902	26,453

				22,347,955

	Professional Services 0.8%
a,e	Intertrust NV, 144A	Netherlands	260,353	5,411,161
	ManTech International Corp., A	United States	25,075	2,398,424
	Nielsen Holdings PLC	United States	47,565	1,215,761
	SGS SA	Switzerland	199	494,817

				9,520,163

	Real Estate Management & Development 0.1%
	Immofinanz AG	Austria	36,970	808,071

	Road & Rail 1.8%
	Canadian Pacific Railway Ltd.	Canada	115,217	8,231,103
	CSX Corp.	United States	83,893	2,666,958
a,b,d	Hertz Global Holdings Inc.	United States	20,156	404,531
	Knight-Swift Transportation Holdings Inc., A	United States	33,428	1,625,938
a	Uber Technologies Inc.	United States	81,927	1,900,706
d	Union Pacific Corp.	United States	30,113	6,618,235
a	XPO Logistics Inc.	United States	20,124	1,075,427

				22,522,898

	Semiconductors & Semiconductor Equipment 1.2%
a,d	Advanced Micro Devices Inc.	United States	22,386	2,280,238
	Applied Materials Inc.	United States	699	81,986
	ASML Holding NV, G	Netherlands	2,972	1,712,734
	Broadcom Inc.	United States	109	63,234
	KLA Corp.	United States	4,447	1,622,488
a	MagnaChip Semiconductor Corp.	South Korea	13,430	261,885
d	Marvell Technology Inc.	United States	50,362	2,978,912
b	Microchip Technology Inc.	United States	1,075	78,099
d	Micron Technology Inc.	United States	34,745	2,565,571
	NVIDIA Corp.	United States	11,397	2,128,048
	QUALCOMM Inc.	United States	1,252	179,311
a	SolarEdge Technologies Inc.	United States	3,681	1,004,140
a	Sunpower Corp., A	United States	24,524	433,339

				15,389,985

	Software 4.3%
a	Adobe Inc.	United States	1,672	696,355
a,d	Anaplan Inc.	United States	95,998	6,297,468
a	Atlassian Corp. PLC, A	United States	7,875	1,396,395
a	Autodesk Inc.	United States	258	53,600
d	CDK Global Inc.	United States	80,581	4,388,441
a	Ceridian HCM Holding Inc.	United States	27,838	1,567,279
a	Dynatrace Inc.	United States	87,153	3,283,054
a,d	Five9 Inc.	United States	34,089	3,296,747
a,d	HubSpot Inc.	United States	7,962	2,688,688
	Infomedia Ltd.	Australia	369,432	451,681
d	Intuit Inc.	United States	9,217	3,820,077
a	Lightspeed Commerce Inc.	Canada	65,750	1,708,842
a	Livevox Holdings Inc., 6/18/26, wts.	United States	23,891	5,256
a	Mandiant Inc.	United States	51,062	1,125,917

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Software (continued)
a	Marathon Digital Holdings Inc.	United States	17,703	$181,102
d	Microsoft Corp.	United States	25,874	7,034,365
a	Momentive Global Inc.	United States	1,984	24,165
a	Palo Alto Networks Inc.	United States	4,002	2,012,126
a	RingCentral Inc., A	United States	85	5,367
a	SailPoint Technologies Holding Inc.	United States	58,144	3,688,655
a	Salesforce.com Inc.	United States	340	54,482
a,c	Samsara Inc., A	United States	57,564	647,595
	SAP SE	Germany	62,441	6,259,527
a	ServiceNow Inc.	United States	2,701	1,262,636
a	Tufin Software Technologies Ltd.	Israel	55,251	700,030
a,d	Vonage Holdings Corp.	United States	111,125	2,152,491
a,b	Zendesk Inc.	United States	3,037	277,734

				55,080,075

	Specialty Retail 1.2%
a	Floor & Decor Holdings Inc., A	United States	28,951	2,184,063
a	Frasers Group PLC	United Kingdom	180,900	1,575,103
b	The Home Depot Inc.	United States	20,283	6,140,678
	Lowe’s Cos. Inc.	United States	5,418	1,058,135
d	Tractor Supply Co.	United States	9,838	1,843,248
a,e	Watches of Switzerland Group PLC, 144A	United Kingdom	186,791	2,214,894

				15,016,121

	Technology Hardware, Storage & Peripherals 0.0%†
	Apple Inc.	United States	1,665	247,819

	Textiles, Apparel & Luxury Goods 0.6%
	Adidas AG	Germany	14,457	2,872,140
a	Capri Holdings Ltd.	United States	44,875	2,187,208
a	Ermenegildo Zegna Holditalia SpA, 10/30/27, wts.	Italy	2,150	3,784
	Hermes International	France	1,205	1,440,772
	LVMH Moet Hennessy Louis Vuitton SE	France	165	106,528
	Nike Inc., B	United States	781	92,822
d	Tapestry Inc.	United States	41,766	1,440,927

				8,144,181

	Trading Companies & Distributors 0.4%
	Brenntag SE	Germany	40,211	3,111,391
d	Herc Holdings Inc.	United States	16,657	1,952,534
	IMCD Group NV	Netherlands	2,995	447,908

				5,511,833

	Water Utilities 0.3%
d	Essential Utilities Inc.	United States	34,911	1,614,983
	Guangdong Investment Ltd.	China	1,272,652	1,604,672

				3,219,655

	Wireless Telecommunication Services 0.1%
a	T-Mobile USA Inc.	United States	5,373	716,167
	Vodafone Group PLC, ADR	United Kingdom	59,014	981,993

				1,698,160

	Total Common Stocks and Other Equity Interests (Cost $422,011,571)			477,552,498

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights		Value
	Exchange Traded Funds (Cost $2,373,717) 0.2%
	iShares China Large-Capital ETF	China	75,038		$2,390,711

	Convertible Preferred Stocks 0.0%†
	Diversified Telecommunication Services 0.0%†
e	2020 Cash Mandatory Exchangeable Trust, 5.25%, cvt. pfd., 144A	United States	250		285,989

	Gas Utilities 0.0%†
	El Paso Energy Capital Trust I, 4.75%, cvt. pfd.	United States	114		5,610

	Total Convertible Preferred Stocks (Cost $310,244)				291,599

	Preferred Stocks 0.0%†
	Communications Equipment 0.0%†
a	Riverbed Technology Inc., pfd., A	United States	3,699		32,736

	Professional Services 0.0%†
	Clarivate PLC, 5.25%, pfd.	United Kingdom	2,289		137,890

	Thrifts & Mortgage Finance 0.0%†
	FHLMC, pfd., O, 5.81%	United States	17,150		89,437
	Z, 8.375%	United States	8,177		27,965
	FNMA, pfd.,
	[a] O	United States	16,250		96,688
	S, 8.25%	United States	15,150		55,449

					269,539

	Total Preferred Stocks (Cost $566,633)				440,165

			Principal Amount*
	Convertible Bonds 12.1%
	Aerospace & Defense 0.2%
	Kaman Corp., senior note, 3.25%, 5/01/24	United States	2,743,000		2,633,280
d	Parsons Corp., senior note, 0.25%, 8/15/25	United States	119,000		122,320
e	Virgin Galactic Holdings Inc., senior note, 144A, 2.50%, 2/01/27	United States	426,000		308,850

					3,064,450

	Airlines 0.5%
e	Air France-KLM, senior note, Reg S, 0.125%, 3/25/26	France	32,034	EUR	565,864
	American Airlines Group Inc., senior note, 6.50%, 7/01/25	United States	770,000		1,034,312
e	Cathay Pacific Finance III Ltd., senior note, Reg S, 2.75%, 2/05/26	Hong Kong	8,000,000	HKD	1,075,288
	Copa Holdings SA, senior note, 4.50%, 4/15/25	Panama	870,000		1,349,370
e	GOL Equity Finance SA, senior note, 144A, 3.75%, 7/15/24	Brazil	1,277,000		1,008,032
	Jetblue Airways Corp., senior note, 0.50%, 4/01/26	United States	311,000		247,245
	Southwest Airlines Co., senior note, 1.25%, 5/01/25	United States	310,000		424,623

					5,704,734

	Auto Components 0.1%
e	Luminar Technologies Inc., senior note, 144A, 1.25%, 12/15/26	United States	563,000		434,355
	Patrick Industries Inc., senior note, 1.00%, 2/01/23	United States	626,000		633,825

					1,068,180

	Automobiles 0.5%
e	Fisker Inc., senior note, 144A, 2.50%, 9/15/26	United States	1,626,000		1,099,323
	Li Auto Inc., senior note, 0.25%, 5/01/28	China	946,000		1,035,397
e	Lucid Group Inc., senior note, 144A, 1.25%, 12/15/26	United States	2,764,000		1,871,016

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Automobiles (continued)
	NFI Group Inc., 5.00%, 1/15/27	Canada	252,000	CAD	$169,348
	NIO Inc., senior note, zero cpn., 2/01/26	China	1,750,000		1,460,562

					5,635,646

	Banks 0.2%
d	Hope Bancorp Inc., senior bond, 2.00%, 5/15/38	United States	2,034,000		2,003,716
e	JPMorgan Chase Bank NA, senior note, Reg S, zero cpn., 12/28/23	United States	900,000		861,300

					2,865,016

	Biotechnology 0.8%
e	Avid SPV LLC, senior note, 144A, 1.25%, 3/15/26	United States	967,000		922,149
c	BioMarin Pharmaceutical Inc., senior sub. note, 1.25%, 5/15/27	United States	685,000		701,252
	Coherus Biosciences Inc., senior sub. note, 1.50%, 4/15/26	United States	1,300,000		912,612
d	Dynavax Technologies Corp., senior note, 2.50%, 5/15/26	United States	1,530,000		2,185,031
e	Global Blood Therapeutics Inc., senior note, 144A, 1.875%, 12/15/28	United States	98,000		99,960
	Gossamer Bio Inc., senior note, 5.00%, 6/01/27	United States	572,000		409,293
	Insmed Inc., senior note, 0.75%, 6/01/28	United States	1,299,000		1,084,016
e	Intercept Pharmaceuticals Inc., senior secured note, 144A, 3.50%, 2/15/26	United States	1,252,000		1,410,398
	Ionis Pharmaceuticals Inc., senior note, zero cpn., 4/01/26	United States	356,000		328,731
	Karyopharm Therapeutics Inc., senior note, 3.00%, 10/15/25	United States	751,000		587,466
e	Pharming Group NV, senior note, Reg S, 3.00%, 1/21/25	Netherlands	600,000	EUR	572,885
	Travere Therapeutics Inc., senior note, 2.25%, 3/01/29	United States	815,000		811,740

					10,025,533

	Chemicals 0.1%
e	Amyris Inc., senior note, 144A, 1.50%, 11/15/26	United States	1,652,000		845,267
e	Danimer Scientific Inc., senior note, 144A, 3.25%, 12/15/26	United States	594,000		416,394

					1,261,661

	Construction & Engineering 0.1%
	Granite Construction Inc., senior note, 2.75%, 11/01/24	United States	632,000		742,758

	Consumer Finance 0.3%
	EZCORP Inc., senior note, 2.875%, 7/01/24	United States	1,003,000		1,052,147
d	PRA Group Inc., senior note, 3.50%, 6/01/23	United States	2,265,000		2,294,728
e	Upstart Holdings Inc., senior note, 144A, 0.25%, 8/15/26	United States	972,000		616,613
e	Zip Co. Ltd., senior note, Reg S, zero cpn., 4/23/28	Australia	800,000	AUD	269,836

					4,233,324

	Diversified Consumer Services 0.1%
	Chegg Inc., senior note, zero cpn., 9/01/26	United States	2,250,000		1,755,000

	Diversified Financial Services 0.1%
	Lendingtree Inc., senior note, 0.50%, 7/15/25	United States	1,441,000		1,073,545

	Diversified Telecommunication Services 0.1%
e	Radius Global Infrastructure Inc., senior note, 144A, 2.50%, 9/15/26	United States	1,194,000		1,149,971

	Electrical Equipment 0.1%
e	Array Technologies Inc., senior note, 144A, 1.00%, 12/01/28	United States	831,000		589,655

	Electronic Equipment, Instruments & Components 0.2%
	OSI Systems Inc., senior note, 1.25%, 9/01/22	United States	1,256,000		1,262,580
	PAR Technology Corp., senior note, 1.50%, 10/15/27	United States	906,000		765,570
	Vishay Intertechnology Inc., senior note, 2.25%, 6/15/25	United States	989,000		971,854

					3,000,004

	Energy Equipment & Services 0.1%
d	Helix Energy Solutions Group Inc., senior note, 6.75%, 2/15/26	United States	1,463,000		1,594,377

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Entertainment 0.4%
	Cinemark Holdings Inc., senior note, 4.50%, 8/15/25	United States	1,185,000	$1,681,959
e	The Marcus Corp., senior note, 144A, 5.00%, 9/15/25	United States	750,000	1,248,750
	Sea Ltd., senior note, 0.25%, 9/15/26	Taiwan	2,450,000	1,864,461
	Zynga Inc., A, senior note, zero cpn., 12/15/26	United States	290,000	290,745

				5,085,915

	Equity Real Estate Investment Trusts (REITs) 0.2%
	Braemar Hotels & Resorts Inc., senior note, 4.50%, 6/01/26	United States	536,000	614,792
e	Hat Holdings I LLC / Hat Holdings II LLC, senior note, 144A, zero cpn., 5/01/25	United States	503,000	491,310
d	Pebblebrook Hotel Trust, senior note, 1.75%, 12/15/26	United States	1,226,000	1,314,885
	Summit Hotel Properties Inc., senior note, 1.50%, 2/15/26	United States	376,000	353,816

				2,774,803

	Food & Staples Retailing 0.2%
	The Chefs’ Warehouse Inc., senior note, 1.875%, 12/01/24	United States	2,593,000	2,835,968

	Health Care Equipment & Supplies 0.6%
	Cutera Inc., senior note,
	2.25%, 3/15/26	United States	305,000	473,372
	[e] 144A, 2.25%, 6/01/28	United States	546,000	580,671
	Haemonetics Corp., senior note, zero cpn., 3/01/26	United States	86,000	69,230
	Mesa Laboratories Inc., senior note, 1.375%, 8/15/25	United States	435,000	418,010
	NuVasive Inc., senior note,
	[d] 1.00%, 6/01/23	United States	2,276,000	2,248,972
	0.375%, 3/15/25	United States	669,000	623,424
e	SmileDirectClub Inc., A, senior note, 144A, zero cpn., 2/01/26	United States	682,000	138,105
e	Tandem Diabetes Care Inc., senior note, 144A, 1.50%, 5/01/25	United States	594,000	574,101
	Varex Imaging Corp., senior note, 4.00%, 6/01/25	United States	1,310,000	1,707,894

				6,833,779

	Health Care Providers & Services 0.1%
	Guardant Health Inc., senior note, zero cpn., 11/15/27	United States	70,000	46,550
	PetIQ Inc., A, senior note, 4.00%, 6/01/26	United States	678,000	662,284

				708,834

	Health Care Technology 0.2%
	Bandwidth Inc., senior note, 0.50%, 4/01/28	United States	1,256,000	782,177
e	Bilibili Inc., Z, senior note, 144A, 0.50%, 12/01/26	China	95,000	62,652
	Blackline Inc., senior note, zero cpn., 3/15/26	United States	626,000	517,702
	Coupa Software Inc., senior note, 0.125%, 6/15/25	United States	372,000	322,524
	0.375%, 6/15/26	United States	440,000	348,498
	Evolent Health Inc., senior note, 3.50%, 12/01/24	United States	260,000	430,853
	Livongo Health Inc., senior note, 0.875%, 6/01/25	United States	175,000	150,238
	Teladoc Health Inc., senior note, 1.25%, 6/01/27	United States	595,000	461,125

				3,075,769

	Hotels, Restaurants & Leisure 0.2%
	Penn National Gaming Inc., senior note, 2.75%, 5/15/26	United States	45,000	70,852
d	Royal Caribbean Cruises Ltd., senior note, 2.875%, 11/15/23	United States	1,776,000	1,801,752
	Shake Shack Inc., senior note, zero cpn., 3/01/28	United States	173,000	120,062

				1,992,666

	Insurance 0.0%†
e	HCI Group Inc., senior bond, 144A, 4.75%, 6/01/42	United States	532,000	546,364

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Interactive Media & Services 0.2%
	Snap Inc., senior note,
	zero cpn., 5/01/27	United States	655,000		$483,312
	[e] 144A, 0.125%, 3/01/28	United States	2,046,000		1,503,810

					1,987,122

	Internet & Direct Marketing Retail 0.9%
	Airbnb Inc., senior note, zero cpn., 3/15/26	United States	122,000		108,336
e	Cornwall Jersey Ltd., senior note, Reg S, 0.75%, 4/16/26	United Kingdom	200,000	GBP	188,319
e	Delivery Hero AG, senior note, Reg S,
	1.50%, 1/15/28	Saudi Arabia	1,400,000	EUR	950,071
	A, 1.00%, 4/30/26	Saudi Arabia	600,000	EUR	442,923
	B, 2.125%, 3/10/29	Saudi Arabia	400,000	EUR	258,219
e	Delivery Hero SE, senior note, Reg S, 0.25%, 1/23/24	South Korea	100,000	EUR	94,082
c	Fiverr International Ltd., senior note, zero cpn., 11/01/25	United States	1,763,000		1,361,918
d	Fubotv Inc., senior note, 3.25%, 2/15/26	United States	1,270,000		393,700
	Groupon Inc., senior note, 1.125%, 3/15/26	United States	1,264,000		811,370
e	Just Eat Takeaway.Com NV, senior note, Reg S,
	2.25%, 1/25/24	United Kingdom	400,000	EUR	393,757
	1.25%, 4/30/26	United Kingdom	800,000	EUR	635,688
	0.625%, 2/09/28	United Kingdom	1,000,000	EUR	692,606
	zero cpn., 8/09/25	United Kingdom	100,000	EUR	79,748
d	Magnite Inc., senior note, 0.25%, 3/15/26	United States	502,000		377,740
e	Meituan, senior note, Reg S, zero cpn., 4/27/27	China	200,000		172,300
e	Porch Group Inc., senior note, 144A, 0.75%, 9/15/26	United States	1,646,000		949,536
	The Realreal Inc., senior note, 1.00%, 3/01/28	United States	304,000		169,856
	Spotify USA Inc., senior note, zero cpn., 3/15/26	United States	1,144,000		932,360
	Twitter Inc., senior note, zero cpn., 3/15/26	United States	35,000		31,763
c	Wayfair Inc., A, senior note, 0.625%, 10/01/25	United States	1,987,000		1,431,634
e	Xometry Inc., A, senior note, 144A, 1.00%, 2/01/27	United States	760,000		658,965
	Zillow Group Inc., senior note, 1.375%, 9/01/26	United States	25,000		28,813

					11,163,704

	IT Services 0.3%
e	Affirm Holdings Inc., senior note, 144A, zero cpn., 11/15/26	United States	1,008,000		633,024
e	Digitalocean Holdings Inc., senior note, 144A, zero cpn., 12/01/26	United States	1,696,000		1,326,272
	Mitek Systems Inc., senior note, 0.75%, 2/01/26	United States	735,000		608,580
e	Repay Holdings Corp., A, senior note, 144A, zero cpn., 2/01/26	United States	1,181,000		921,180

					3,489,056

	Leisure Products 0.2%
e	NCL Corp. Ltd., senior noe, 144A, 1.125%, 2/15/27	United States	2,112,000		1,624,128
	2.50%, 2/15/27	United States	691,000		557,983
	Peloton Interactive Inc., senior note, zero cpn., 2/15/26	United States	520,000		354,881

					2,536,992

	Life Sciences Tools & Services 0.0%†
e	Inotiv Inc., senior note, 144A, 3.25%, 10/15/27	United States	587,000		415,655

	Machinery 0.1%
	Bloom Energy Corp., senior note, 2.50%, 8/15/25	United States	596,000		765,741
	The Greenbrier Cos. Inc., senior note, 2.875%, 4/15/28	United States	810,000		812,025

					1,577,766

	Media 1.0%
	Cable One Inc., senior note, zero cpn., 3/15/26	United States	5,000		4,243
	Dish Network Corp.,
	senior bond, 3.375%, 8/15/26	United States	2,167,000		1,638,978
	senior note, zero cpn., 12/15/25	United States	742,000		594,155

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Media (continued)
e	Liberty Broadband Corp., senior bond, 144A,
	1.25%, 9/30/50	United States	1,938,000		$1,836,598
	2.75%, 9/30/50	United States	1,525,000		1,483,412
	Liberty Interactive LLC,
	senior bond, 4.00%, 11/15/29	United States	1,448,000		991,880
	senior note, 3.75%, 2/15/30	United States	1,969,000		1,351,226
e	Liberty Media Corp., senior bond, 144A,
	[d] 2.125%, 3/31/48	United States	2,017,000		1,978,677
	2.75%, 12/01/49	United States	1,683,000		1,608,107
e	Techtarget Inc., senior note, 144A, zero cpn., 12/15/26	United States	1,068,000		893,382

					12,380,658

	Metals & Mining 0.5%
	Century Aluminum Co., senior note, 2.75%, 5/01/28	United States	514,000		491,898
d,e	Ivanhoe Mines Ltd., senior note, 144A, 2.50%, 4/15/26	Canada	730,000		917,610
e	Lithium Americas Corp., senior note, 144A, 1.75%, 1/15/27	Canada	817,000		734,891
e	MP Materials Corp., senior note, 144A, 0.25%, 4/01/26	United States	747,000		833,279
	Osisko Gold Royalties Ltd., senior note, 4.00%, 12/31/22	Canada	383,000	CAD	302,651
	U.S. Steel Corp., senior note, 5.00%, 11/01/26	United States	1,608,000		3,241,728

					6,522,057

	Mortgage Real Estate Investment Trusts (REITs) 0.7%
	Arbor Realty Trust Inc., senior note, 4.75%, 11/01/22	United States	1,841,000		1,862,171
d	KKR Real Estate Finance Trust Inc., senior note, 6.125%, 5/15/23	United States	745,000		761,763
	PennyMac Corp., senior note,
	5.50%, 11/01/24	United States	911,000		897,335
	5.50%, 3/15/26	United States	1,671,000		1,527,344
	Redwood Trust Inc., senior note, 4.75%, 8/15/23	United States	2,286,000		2,242,402
	Starwood Property Trust Inc., senior note, 4.375%, 4/01/23	United States	956,000		970,938
	Two Harbors Investment Corp., senior note, 6.25%, 1/15/26	United States	1,225,000		1,156,859

					9,418,812

	Oil, Gas & Consumable Fuels 0.0%†
	CNX Resources Corp., senior note, 2.25%, 5/01/26	United States	96,000		173,808

	Personal Products 0.3%
e	The Beauty Health Co., senior note, 144A, 1.25%, 10/01/26	United States	1,622,000		1,360,047
	Herbalife Nutrition Ltd., senior note, 2.625%, 3/15/24	United States	2,131,000		1,899,786

					3,259,833

	Pharmaceuticals 0.7%
	Aerie Pharmaceuticals Inc., senior note, 1.50%, 10/01/24	United States	594,000		493,713
e	Ascendis Pharma A/S, senior note, 144A, 2.25%, 4/01/28	Denmark	323,000		279,718
	Aurora Cannabis Inc., senior note, 5.50%, 2/28/24	Canada	722,000		678,680
	Avadel Finance Cayman Ltd., senior note,
	4.50%, 2/01/23	United States	788,000		704,147
	4.50%, 10/02/23	United States	597,000		450,377
e	Canopy Growth Corp., senior note, 144A, 4.25%, 7/15/23	Canada	1,058,000	CAD	742,361
	Collegium Pharmaceutical Inc., senior note, 2.625%, 2/15/26	United States	1,021,000		864,787
	Innoviva Inc.,
	[e] senior note, 144A, 2.125%, 3/15/28	United States	938,000		831,889
	sub. note, 2.125%, 1/15/23	United States	642,000		649,223
	Mannkind Corp., senior note, 2.50%, 3/01/26	United States	1,547,000		1,591,089
d	Omeros Corp., senior note, 5.25%, 2/15/26	United States	691,000		405,032
	Pacira Biosciences Inc., senior note, 0.75%, 8/01/25	United States	618,000		671,689
d	Revance Therapeutics Inc., senior note, 1.75%, 2/15/27	United States	1,067,000		872,939

					9,235,644

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Professional Services 0.0%†
e	Upwork Inc., senior note, 144A, 0.25%, 8/15/26	United States	376,000		$286,328

	Real Estate Management & Development 0.2%
c,e	Opendoor Technologies Inc., senior note, 144A, 0.25%, 8/15/26	United States	1,827,000		1,229,571
e	Realogy Group LLC / Realogy Co.-Issuer Corp., senior note, 144A, 0.25%, 6/15/26	United States	1,143,000		925,144
d	Redfin Corp., senior note, 0.50%, 4/01/27	United States	1,307,000		734,534

					2,889,249

	Road & Rail 0.0%†
c	Uber Technologies Inc., senior note, zero cpn., 12/15/25	United States	255,000		217,642

	Semiconductors & Semiconductor Equipment 0.2%
e	ams AG, senior note, Reg S, 2.125%, 11/03/27	Austria	1,300,000	EUR	1,115,097
	Sunpower Corp., A, senior note, 4.00%, 1/15/23	United States	858,000		909,051
	Veeco Instruments Inc., senior note, 3.75%, 6/01/27	United States	594,000		1,053,756

					3,077,904

	Software 0.9%
	Alteryx Inc., senior note, 0.50%, 8/01/24	United States	1,395,000		1,250,269
	Avaya Holdings Corp., senior note, 2.25%, 6/15/23	United States	1,384,000		1,134,188
e	Bentley Systems Inc., senior note, 144A, 0.375%, 7/01/27	United States	881,000		702,598
e	Dye & Durham Ltd., senior note, 144A, 3.75%, 3/01/26	Canada	1,384,000	CAD	927,335
e	Envestnet Inc., senior note, 144A, 0.75%, 8/15/25	United States	376,000		350,620
	Everbridge Inc., senior note, 0.125%, 12/15/24	United States	1,237,000		1,097,941
d	i3 Verticals LLC, senior note, 1.00%, 2/15/25	United States	788,000		732,840
e	Nutanix Inc., senior note, 144A, 0.25%, 10/01/27	United States	854,000		630,425
	Palo Alto Networks Inc., senior note, 0.75%, 7/01/23	United States	1,034,000		1,977,177
	Ringcentral Inc., senior note, zero cpn., 3/15/26	United States	5,000		3,890
	A, 3/01/25	United States	1,595,000		1,371,700
	Splunk Inc., senior note, 1.125%, 6/15/27	United States	230,000		197,340
e	Unity Software Inc., senior note, 144A, zero cpn., 11/15/26	United States	5,000		3,796
e	Veritone Inc., senior note, 144A, 1.75%, 11/15/26	United States	800,000		533,600

					10,913,719

	Specialty Retail 0.3%
e	Dufry One BV, senior note, Reg S, 0.75%, 3/30/26	Switzerland	1,400,000	CHF	1,259,978
d	Guess? Inc., senior note, 2.00%, 4/15/24	United States	1,813,000		1,922,913
e	Shift Technologies Inc., senior note, 144A, 4.75%, 5/15/26	United States	1,014,000		412,191

					3,595,082

	Transportation Infrastructure 0.2%
	Eagle Bulk Shipping Inc., senior note, 5.00%, 8/01/24	United States	980,000		2,135,439

	Total Convertible Bonds (Cost $170,737,972)				152,894,422

	Corporate Bonds and Notes 11.9%
	Aerospace & Defense 0.3%
	The Boeing Co.,
	senior bond, 2.25%, 6/15/26	United States	115,000		105,440
	senior bond, 3.375%, 6/15/46	United States	90,000		62,851
	senior bond, 3.625%, 3/01/48	United States	25,000		17,842
	senior bond, 3.90%, 5/01/49	United States	100,000		75,494
	senior bond, 3.75%, 2/01/50	United States	115,000		85,311
	senior bond, 5.805%, 5/01/50	United States	125,000		123,234
	senior bond, 3.825%, 3/01/59	United States	25,000		17,363
	senior bond, 3.95%, 8/01/59	United States	30,000		21,851
	senior note, 2.196%, 2/04/26	United States	435,000		398,810
	senior note, 5.15%, 5/01/30	United States	155,000		154,261

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Aerospace & Defense (continued)
e	Bombardier Inc., senior note, 144A,
	[d] 7.50%, 12/01/24	Canada	1,306,000		$1,269,106
	7.125%, 6/15/26	Canada	274,000		250,792
	Embraer Netherlands Finance BV, senior bond, 5.05%, 6/15/25	Brazil	55,000		55,579
e	Leonardo US Holdings Inc., senior bond, 144A, 6.25%, 1/15/40	Italy	236,000		248,718
	Spirit Aerosystems Inc.,
	[c] senior bond, 4.60%, 6/15/28	United States	20,000		16,343
	senior note, 3.95%, 6/15/23	United States	185,000		178,939
e	ST Engineering Urban Solutions USA Inc., Reg S, 3.75%, 5/05/32	Singapore	600,000		586,005
e	TransDigm Inc., senior secured note, 144A, 8.00%, 12/15/25	United States	205,000		214,090

					3,882,029

	Airlines 0.2%
	American Airlines 2015-2 Class Aa Pass-Through Trust, 3.60%, 9/22/27	United States	931,239		882,888
	American Airlines 2016-1 Class Aa Pass-Through Trust, AA, 3.575%, 1/15/28	United States	649,550		612,729
e	American Airlines Group Inc., senior note, 144A, 3.75%, 3/01/25	United States	700,000		626,664
e	Deutsche Lufthansa AG, E, senior note, Reg S, 2.875%, 5/16/27	Germany	100,000	EUR	95,028
	United Airlines Pass-Through Trust, B, 4.875%, 1/15/26	United States	41,500		40,246
	B, 3.50%, 5/01/28	United States	317,908		288,325

					2,545,880

	Auto Components 0.1%
e	Tenneco Inc., senior secured note, 144A, 5.125%, 4/15/29	United States	1,748,000		1,715,225

	Automobiles 0.4%
	American Honda Finance Corp., senior note, 1.50%, 1/13/25	United States	925,000		887,410
e	Aston Martin Capital Holdings Ltd., senior secured note, 144A, 10.50%, 11/30/25	United Kingdom	700,000		689,710
	Ford Motor Co., senior note, 9.00%, 4/22/25	United States	345,000		387,047
	Ford Motor Credit Co. LLC, senior note, 5.125%, 6/16/25	United States	531,000		532,327
d,e	Frontier Communications Holdings LLC, senior secured note, 144A, 8.75%, 5/15/30	United States	718,000		758,190
	General Motors Co., senior bond, 5.20%, 4/01/45	United States	30,000		27,286
	5.40%, 4/01/48	United States	140,000		129,881
	5.95%, 4/01/49	United States	190,000		188,321
	General Motors Financial Co. Inc.,
	[h] junior sub. note, A, 5.75% to 9/30/27, FRN thereafter, Perpetual	United States	100,000		87,587
	[h] junior sub. note, B, 6.50% to 9/30/28, FRN thereafter, Perpetual	United States	75,000		69,140
	[h] junior sub. note, C, 5.70% to 9/30/30, FRN thereafter, Perpetual	United States	35,000		32,856
	senior note, 1.20%, 10/15/24	United States	85,000		80,313
c	Toyota Motor Credit Corp., senior note, 1.45%, 1/13/25	United States	925,000		888,404

					4,758,472

	Banks 0.9%
e	Axis Bank Ltd., senior note, Reg S, 3.00%, 8/08/22	India	1,200,000		1,200,114
e,i	Banco Hipotecario SA, senior note, 144A, FRN, 48.50%, (ARS BADLAR + 4.00%), 11/07/22	Argentina	2,107,720	ARS	10,083
	Bank of America Corp., senior note, 1.843% to 8/04/22, FRN thereafter, 2/04/25	United States	460,000		447,993
i	The Bank of New York Mellon Corp., senior note, FRN, 1.335%, (SOFR + 0.62%), 4/25/25	United States	220,000		220,066

36	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Banks (continued)
e	Bank Rakyat Indonesia Persero TBK PT, senior note, Reg S, 4.625%, 7/20/23	Indonesia	200,000	$202,760
	Barclays PLC, sub. bond, 3.564% to 9/23/30, FRN thereafter, 9/23/35	United Kingdom	325,000	281,989
	[h] junior sub. note, 4.375% to 3/15/28, FRN thereafter, Perpetual	United Kingdom	210,000	176,983
e	Canara Bank, E, senior note, Reg S, 3.875%, 3/28/24	India	466,000	466,682
	Citigroup Inc., senior note, 1.281% to 11/03/24, FRN thereafter, 11/03/25	United States	450,000	424,143
	2.014% to 1/25/25, FRN thereafter, 1/25/26	United States	460,000	438,089
	Deutsche Bank AG, sub. bond, 3.729% to 10/14/30, FRN thereafter, 1/14/32	Germany	400,000	333,963
e,h	HDFC Bank Ltd., Reg S, 3.7% to 8/25/26, FRN thereafter, Perpetual	India	200,000	176,522
h	HSBC Holdings PLC, junior sub. note, 6.25% to 3/23/23, FRN thereafter, Perpetual	United Kingdom	3,400,000	3,429,128
i	Morgan Stanley, senior note, FRN, 1.868%, (SOFR + 1.17%), 4/17/25	United States	440,000	440,318
e	Societe Generale SA, sub. bond, 144A, 3.653% to 7/08/30, FRN thereafter, 7/08/35	France	200,000	173,846
e	Standard Chartered PLC,
	[h] senior bond, Reg S, 7.75% to 4/02/23, FRN thereafter, Perpetual	United Kingdom	200,000	205,091
	sub. bond, 144A, 3.265% to 11/18/30, FRN thereafter, 2/18/36	United Kingdom	255,000	215,032
e	State Bank of India, E, senior note, Reg S, 4.50%, 9/28/23	India	1,400,000	1,421,917
e,h	TMB Bank PCL, E, junior sub. note, Reg S, 4.90% to 12/02/24, FRN thereafter, Perpetual	Thailand	400,000	383,279
i	Wells Fargo & Co., senior note, FRN, 2.03%, (SOFR + 1.32%), 4/25/26	United States	440,000	440,219

				11,088,217

	Beverages 0.0%†
	Constellation Brands Inc., senior note, 3.60%, 5/09/24	United States	435,000	438,758

	Capital Markets 0.5%
	Ares Capital Corp., senior bond, 3.20%, 11/15/31	United States	205,000	159,740
	senior note, 2.875%, 6/15/28	United States	150,000	127,022
e	Barings BDC Inc., senior note, 144A, 3.30%, 11/23/26	United States	125,000	112,420
e	Coinbase Global Inc., 144A, senior bond, 3.625%, 10/01/31	United States	447,000	302,655
	senior note, 3.375%, 10/01/28	United States	353,000	258,747
	FS KKR Capital Corp., senior note, 3.40%, 1/15/26	United States	360,000	336,348
	3.125%, 10/12/28	United States	155,000	132,712
	The Goldman Sachs Group Inc., senior note, 0.925% to 10/21/23, FRN thereafter, 10/21/24	United States	465,000	449,260
	1.757% to 1/24/24, FRN thereafter, 1/24/25	United States	460,000	447,538
e	Huarong Finance 2017 Co. Ltd., Reg S, senior bond, 4.75%, 4/27/27	China	200,000	191,250
	[h] senior note, E, 4.00% to 11/07/22, FRN thereafter, Perpetual	China	600,000	598,500
e	Huarong Finance 2019 Co. Ltd., Reg S, senior bond, E, 4.50%, 5/29/29	China	1,000,000	908,750
	senior bond, E, 3.875%, 11/13/29	China	200,000	172,250
	senior bond, E, 3.625%, 9/30/30	China	200,000	165,000
	[h] senior note, G, 4.25% to 9/30/25, FRN thereafter, Perpetual	China	200,000	184,000
	senior note, E, 2.125%, 9/30/23	China	200,000	195,500
	senior note, E, 3.25%, 11/13/24	China	200,000	191,250

franklintempleton.com	Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Capital Markets (continued)
e	Huarong Finance II Co. Ltd., senior bond, Reg S, 5.00%, 11/19/25	China	500,000	$493,125
	4.875%, 11/22/26	China	200,000	192,750
	Oaktree Specialty Lending Corp., senior note, 2.70%, 1/15/27	United States	75,000	66,717
	Owl Rock Capital Corp., senior note, 3.40%, 7/15/26	United States	220,000	203,068
	2.875%, 6/11/28	United States	155,000	130,981
e	Owl Rock Core Income Corp., senior note, 144A, 5.50%, 3/21/25	United States	182,000	178,533
	Owl Rock Technology Finance Corp., senior note, 2.50%, 1/15/27	United States	90,000	78,494

				6,276,610

	Chemicals 0.2%
e	Ashland LLC, senior bond, 144A, 3.375%, 9/01/31	United States	140,000	120,404
e,h	Bluestar Finance Holdings Ltd., senior note, Reg S, 3.10% to 7/12/24, FRN thereafter, Perpetual	China	200,000	194,460
	3.875% to 6/24/23, FRN thereafter, Perpetual	China	200,000	201,306
e	Braskem Idesa SAPI, senior bond, Reg S, 6.99%, 2/20/32	Mexico	886,000	783,853
e	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	200,000	187,577
e	CNAC HK Finbridge Co. Ltd., senior note, Reg S, [h] 3.35%, Perpetual	China	600,000	595,681
	3.125%, 6/19/22	China	200,000	200,049
	3.50%, 7/19/22	China	200,000	200,228
e	Orbia Advance Corp. SAB de CV, senior bond, 144A, 2.875%, 5/11/31	Mexico	200,000	165,005

				2,648,563

	Commercial Services & Supplies 0.0%†
	United Rentals North America Inc., senior bond, 4.875%, 1/15/28	United States	210,000	209,741
e	Verscend Escrow Corp., senior note, 144A, 9.75%, 8/15/26	United States	296,000	305,282

				515,023

	Communications Equipment 0.1%
e	Audacy Capital Corp., secured note, 144A, 6.75%, 3/31/29	United States	998,000	624,344
e	CommScope Inc., 144A, [c] senior note, 7.125%, 7/01/28	United States	430,000	364,380
	senior secured note, 4.75%, 9/01/29	United States	60,000	53,226
e	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	180,000	150,522
e	HTA Group Ltd., senior note, 144A, 7.00%, 12/18/25	Democratic Rep of the Congo	435,000	423,166

				1,615,638

	Construction & Engineering 0.1%
e	Artera Services LLC, senior secured note, 144A, 9.033%, 12/04/25	United States	800,000	633,404
e	GMR Hyderabad International Airport Ltd., senior secured bond, Reg S, 4.25%, 10/27/27	India	200,000	178,650
	senior secured note, Reg S, 5.375%, 4/10/24	India	200,000	198,750
	senior secured note, 144A, 4.75%, 2/02/26	India	200,000	190,500
e	India Airport Infra, senior secured note, Reg S, 6.25%, 10/25/25	India	200,000	188,669

				1,389,973

38	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Construction Materials 0.1%
e	Cemex SAB de CV, senior secured bond, 144A, 5.45%, 11/19/29	Mexico	200,000		$192,860
	5.20%, 9/17/30	Mexico	245,000		230,447
	3.875%, 7/11/31	Mexico	200,000		169,782
e	SRM Escrow Issuer LLC, senior secured note, 144A, 6.00%, 11/01/28	United States	784,000		733,314

					1,326,403

	Consumer Finance 0.2%
h	Ally Financial Inc., C, junior sub. note, 4.70% to 5/15/28, FRN thereafter, Perpetual	United States	305,000		244,357
e	Manappuram Finance Ltd., E, senior secured note, Reg S, 5.90%, 1/13/23	India	239,000		239,227
e	Muthoot Finance Ltd., senior secured note, Reg S, 6.125%, 10/31/22	India	1,800,000		1,805,202
e	Shriram Transport Finance Co. Ltd., senior note, Reg S, 5.95%, 10/24/22	India	400,000		399,142

					2,687,928

	Diversified Consumer Services 0.2%
e	Adtalem Global Education Inc., senior secured note, 144A, 5.50%, 3/01/28	United States	450,000		418,226
e,h	CMHI Finance BVI Co. Ltd., senior note, Reg S, 3.50% to 10/09/23, FRN thereafter, Perpetual	China	200,000		200,328
d,e	The Hertz Corp., senior note, 144A, 5.00%, 12/01/29	United States	320,000		281,405
e	MoneyGram International Inc., senior secured note, 144A, 5.375%, 8/01/26	United States	722,000		725,375
e	Paysafe Finance PLC / Paysafe Holdings US Corp., senior secured note, 144A, 4.00%, 6/15/29	United States	441,000		344,948
e	Sotheby’s/Bidfair Holdings Inc., senior secured note, 144A, 5.875%, 6/01/29	United States	700,000		617,281
e	Verisure Midholding AB, senior note, Reg S, 5.25%, 2/15/29	Sweden	207,000	EUR	187,817

					2,775,380

	Diversified Financial Services 1.1%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, senior note, 6.50%, 7/15/25	Ireland	150,000		156,715
e	AG Issuer LLC, senior secured note, 144A, 6.25%, 3/01/28	United States	154,000		144,473
e	Antares Holdings LP, senior note, 144A, 3.75%, 7/15/27	Canada	375,000		335,868
e	Azure Orbit IV International Finance Ltd., E, senior note, Reg S, 3.75%, 1/25/23	China	700,000		702,284
e	Blackstone Secured Lending Fund, senior note, 144A, 2.125%, 2/15/27	United States	405,000		348,292
e	Bocom Leasing Management Hong Kong Co. Ltd., senior note, Reg S, E, 1.75%, 7/14/23	Hong Kong	200,000		196,664
	E, 1.125%, 6/18/24	Hong Kong	600,000		573,025
i	Capital One Financial Corp., senior note, FRN, 2.139%, (SOFR + 1.35%), 5/09/25	United States	435,000		435,373
e	CDBL Funding 2, senior note, Reg S, E, 3.00%, 8/01/22	China	200,000		200,017
	E, 1.375%, 3/04/24	China	800,000		770,740
e	CICC Hong Kong Finance 2016 MTN Ltd., senior note, Reg S, E, 1.75%, 8/10/23	China	400,000		393,798
	E, 1.625%, 1/26/24	China	300,000		292,158
e	Condor Merger Sub Inc., senior note, 144A, 7.375%, 2/15/30	United States	900,000		789,534
e	Finance of America Funding LLC, senior note, 144A, 7.875%, 11/15/25	United States	700,000		605,023

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Diversified Financial Services (continued)
e	Financiera de Desarrollo Territorial SA Findeter, senior bond, 144A, 7.875%, 8/12/24	Colombia	393,000,000	COP	$98,855
e	Jane Street Group / JSG Finance Inc., senior secured note, 144A, 4.50%, 11/15/29	United States	1,103,000		1,033,759
d,e	Mozart Debt Merger Sub Inc., senior secured note, 144A, 3.875%, 4/01/29	United States	572,000		517,117
e	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	700,000		624,204
	OneMain Finance Corp., senior note, 3.50%, 1/15/27	United States	190,000		170,490
	ORIX Corp., senior bond, 4.00%, 4/13/32	Japan	300,000		295,613
e	Rec Ltd., senior note, Reg S, 4.75%, 5/19/23	India	1,000,000		1,009,460
	5.25%, 11/13/23	India	400,000		408,087
	G, 3.375%, 7/25/24	India	300,000		296,664
e	Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer Inc., 144A, senior bond, 4.00%, 10/15/33	United States	350,000		287,543
	senior note, 2.875%, 10/15/26	United States	1,010,000		904,854
	senior note, 3.625%, 3/01/29	United States	405,000		351,717
e	Vistajet Malta Finance PLC / XO Management Holding Inc., senior note, 144A, 6.375%, 2/01/30	Switzerland	691,000		588,525
e	WMG Acquisition Corp., senior secured bond, 144A, 3.00%, 2/15/31	United States	1,106,000		949,501

					13,480,353

	Diversified Telecommunication Services 0.2%
e	Altice France SA, senior secured note, Reg S, 3.375%, 1/15/28	France	663,000	EUR	599,177
e	IHS Holding Ltd., senior note, 144A, 5.625%, 11/29/26	Nigeria	200,000		183,480
	144A, 6.25%, 11/29/28	Nigeria	200,000		182,850
	Reg S, 6.25%, 11/29/28	Nigeria	560,000		511,980
e	Iliad SA, senior note, Reg S, 1.875%, 2/11/28	France	100,000	EUR	91,959
e	Kaixo Bondco Telecom SA, senior note, Reg S, 5.125%, 9/30/29	Spain	100,000	EUR	90,730
e	Kenbourne Invest SA, senior note, 144A, 6.875%, 11/26/24	Chile	200,000		192,077
e	VMED O2 UK Financing I PLC, Reg S, senior secured bond, 4.50%, 7/15/31	United Kingdom	248,000	GBP	271,050
	senior secured note, 4.00%, 1/31/29	United Kingdom	100,000	GBP	108,507

					2,231,810

	Electric Utilities 0.5%
d,f	Bruce Mansfield Escrow, senior bond, zero cpn., 6/01/34	United States	6,394,000		23,978
e,h	China Huaneng Group Hong Kong Treasury Management Holding Ltd., senior note, Reg S, 2.85% to 12/09/23, FRN thereafter, Perpetual	China	200,000		198,250
	3.08% to 12/09/25, FRN thereafter, Perpetual	China	400,000		387,000
e	Comision Federal de Electricidad, senior note, Reg S, 4.688%, 5/15/29	Mexico	630,000		581,616
h	Edison International, A, junior sub. note, 5.375% to 3/15/26, FRN thereafter, Perpetual	United States	100,000		88,600
e	EP Infrastructure AS, Reg S, senior bond, 1.816%, 3/02/31	Czech Republic	100,000	EUR	74,479
	senior note, 1.659%, 4/26/24	Czech Republic	147,000	EUR	140,749
	senior note, 1.698%, 7/30/26	Czech Republic	396,000	EUR	331,850
e	Eskom Holdings SOC Ltd., senior bond, Reg S, 7.125%, 2/11/25	South Africa	245,000		234,389
	8.45%, 8/10/28	South Africa	1,823,000		1,749,169
	FirstEnergy Corp., C, senior bond, 3.40%, 3/01/50	United States	163,000		121,223
e	Greenko Investment Co., senior secured note, Reg S, 4.875%, 8/16/23	India	200,000		197,550

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Electric Utilities (continued)
e	Greenko Wind Projects Mauritius Ltd., senior note, Reg S, 5.50%, 4/06/25	India	200,000	$195,600
e	Oryx Funding Ltd., senior bond, 144A, 5.80%, 2/03/31	Oman	283,000	274,545
	Pacific Gas and Electric Co., secured bond, 4.50%, 7/01/40	United States	452,000	368,910
	secured bond, 4.95%, 7/01/50	United States	10,000	8,364
	secured bond, 3.50%, 8/01/50	United States	185,000	130,129
	senior bond, 4.30%, 3/15/45	United States	95,000	71,881
	PG&E Corp., senior secured bond, 5.25%, 7/01/30	United States	700,000	647,059

				5,825,341

	Energy Equipment & Services 0.2%
e	Solaris Midstream Holdings LLC, senior note, 144A, 7.625%, 4/01/26	United States	557,000	558,028
	Transocean Inc., senior bond, 6.80%, 3/15/38	United States	189,000	114,239
	[e] senior note, 144A, 7.50%, 1/15/26	United States	420,000	345,188
	[e] senior note, 144A, 11.50%, 1/30/27	United States	911,000	914,885
	[e] senior note, 144A, 8.00%, 2/01/27	United States	286,000	226,026

				2,158,366

	Entertainment 0.1%
e,j	AMC Entertainment Holdings Inc., secured note, 144A, PIK, 10.00% (cash), 6/15/26	United States	519,000	398,610
	Netflix Inc., senior bond, 4.875%, 4/15/28	United States	80,000	79,419
	5.875%, 11/15/28	United States	115,000	119,391
	6.375%, 5/15/29	United States	170,000	180,891
	[e] 144A, 5.375%, 11/15/29	United States	30,000	30,264
	[e] 144A, 4.875%, 6/15/30	United States	175,000	172,277

				980,852

	Equity Real Estate Investment Trusts (REITs) 0.2%
e	Brookfield Property REIT Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, senior secured note, 144A, 4.50%, 4/01/27	United States	372,000	347,816
	National Health Investors Inc., senior bond, 3.00%, 2/01/31	United States	30,000	23,934
	SBA Communications Corp., senior note, 3.875%, 2/15/27	United States	20,000	19,581
	3.125%, 2/01/29	United States	700,000	623,665
	Service Properties Trust, senior bond, 4.50%, 6/15/23	United States	265,000	257,563
e	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC, senior note, 144A, 6.00%, 1/15/30	United States	516,000	413,125
	Vici Properties LP, senior bond, 5.125%, 5/15/32	United States	219,000	217,431
	[d] 5.625%, 5/15/52	United States	166,000	162,777
e	Vici Properties LP / Vici Note Co. Inc., senior note, 144A, 5.625%, 5/01/24	United States	85,000	86,035
	4.625%, 6/15/25	United States	75,000	73,304
	4.50%, 9/01/26	United States	125,000	119,571
	4.25%, 12/01/26	United States	65,000	61,818

				2,406,620

	Food & Staples Retailing 0.1%
e	JBS USA Lux SA / JBS USA Food Co. / JBS USA Finance Inc., senior note, 144A, 3.00%, 2/02/29	United States	70,000	62,043
e	Marb Bondco PLC, senior bond, 144A, 3.95%, 1/29/31	Brazil	215,000	180,014
e	Market Bidco Finco PLC, senior note, 144A, 5.50%, 11/04/27	United Kingdom	1,000,000	1,089,988

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Food & Staples Retailing (continued)
e	Pilgrim’s Pride Corp., senior bond, 144A, 5.875%, 9/30/27	United States	195,000		$199,869

					1,531,914

	Food Products 0.0%†
e	Darling Ingredients Inc., senior note, 144A, 6.00%, 6/15/30	United States	140,000		140,000
e	Post Holdings Inc., senior bond, 144A, 5.75%, 3/01/27	United States	165,000		168,546
e	Wens Foodstuffs Group Co. Ltd., senior note, Reg S, 2.349%, 10/29/25	China	200,000		166,000

					474,546

	Gas Utilities 0.0%†
e	Eustream AS, senior note, Reg S, 1.625%, 6/25/27	Slovak Republic	356,000	EUR	298,402
e	Spp Infrastructure Financing BV, senior bond, Reg S, 2.625%, 2/12/25	Slovak Republic	118,000	EUR	105,432

					403,834

	Health Care Equipment & Supplies 0.0%†
e	Avantor Funding Inc., senior note, 144A, 3.875%, 11/01/29	United States	130,000		120,860

	Health Care Providers & Services 0.3%
	Centene Corp., senior note, 4.25%, 12/15/27	United States	415,000		413,554
d	Encompass Health Corp., senior bond, 4.625%, 4/01/31	United States	719,000		638,573
e	Global Medical Response Inc., senior secured note, 144A, 6.50%, 10/01/25	United States	522,000		502,101
	HCA Inc., senior bond, 5.375%, 2/01/25	United States	115,000		119,025
	senior bond, 5.875%, 2/15/26	United States	305,000		320,633
	senior secured bond, 3.50%, 7/15/51	United States	284,000		212,772
e	LifePoint Health Inc., senior note, 144A, 5.375%, 1/15/29	United States	749,000		632,485
e	Molina Healthcare Inc., senior note, 144A, 4.375%, 6/15/28	United States	75,000		72,499
e	RP Escrow Issuer LLC, senior secured note, 144A, 5.25%, 12/15/25	United States	579,000		528,766
e	Tenet Healthcare Corp., senior secured note, 144A, 4.875%, 1/01/26	United States	779,000		778,244

					4,218,652

	Health Care Technology 0.0%†
	Citrix Systems Inc., senior bond, 3.30%, 3/01/30	United States	36,000		35,626

	Hotels, Restaurants & Leisure 0.3%
e	1011778 BC ULC / New Red Finance Inc., secured note, 144A, 4.375%, 1/15/28	Canada	225,000		212,032
e	Caesars Entertainment Inc., senior secured note, 144A, 6.25%, 7/01/25	United States	296,000		300,209
e	Carnival Corp., senior note, 144A, 5.75%, 3/01/27	United States	295,000		262,246
	6.00%, 5/01/29	United States	25,000		21,168
e	GENM Capital Labuan Ltd., senior bond, 144A, 3.882%, 4/19/31	Malaysia	200,000		166,400
e	Haidilao International Holding Ltd., senior note, Reg S, 2.15%, 1/14/26	China	420,000		342,165
e	Hilton Grand Vacations Borrower Escrow LLC, 144A, senior bond, 4.875%, 7/01/31	United States	50,000		44,161
	senior note, 5.00%, 6/01/29	United States	90,000		83,812
	Hyatt Hotels Corp., senior note, 5.625%, 4/23/25	United States	50,000		51,679
e	International Game Technology PLC, senior bond, 144A, 6.50%, 2/15/25	United States	519,000		533,906
e	Magallanes Inc., 144A, senior bond, 4.279%, 3/15/32	United States	90,000		84,203
	senior note, 4.054%, 3/15/29	United States	60,000		57,525

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Hotels, Restaurants & Leisure (continued)
e	Marriott Ownership Resorts Inc., senior note, 144A, 4.50%, 6/15/29	United States	70,000	$62,321
e	Penn National Gaming Inc., senior note, 144A, 4.125%, 7/01/29	United States	55,000	45,133
e	Royal Caribbean Cruises Ltd., senior note, 144A, 4.25%, 7/01/26	United States	45,000	38,514
	5.50%, 4/01/28	United States	310,000	262,169
e	Scientific Games International Inc., senior note, 144A, 7.00%, 5/15/28	United States	200,000	198,478
	[c] 7.25%, 11/15/29	United States	70,000	69,678
e	Station Casinos LLC, senior bond, 144A, 4.625%, 12/01/31	United States	956,000	811,575
	Travel + Leisure Co., senior secured bond, 6.00%, 4/01/27	United States	10,000	9,924
	[e] senior secured bond, 144A, 4.625%, 3/01/30	United States	45,000	39,125
	[e] senior secured note, 144A, 6.625%, 7/31/26	United States	125,000	128,632
	[e] senior secured note, 144A, 4.50%, 12/01/29	United States	215,000	190,196

				4,015,251

	Household Durables 0.2%
d,e	K. Hovnanian Enterprises Inc., senior secured note, 144A, 7.75%, 2/15/26	United States	1,164,000	1,174,298
	10.50%, 2/15/26	United States	850,000	862,482

				2,036,780

	Household Products 0.1%
e	Spectrum Brands Inc., senior bond, 144A, 3.875%, 3/15/31	United States	840,000	720,334

	Independent Power & Renewable Electricity Producers 0.0%†
	NRG Energy Inc., senior note, 5.75%, 1/15/28	United States	165,000	165,633
e	NTPC Ltd., E, senior bond, Reg S, 4.75%, 10/03/22	India	200,000	201,136

				366,769

	Industrial Conglomerates 0.1%
e	Citic Ltd., E, senior bond, Reg S, 3.50%, 2/17/32	China	400,000	363,993
	Icahn Enterprises LP / Icahn Enterprises Finance Corp., senior note, 6.375%, 12/15/25	United States	55,000	55,147
	6.25%, 5/15/26	United States	95,000	95,609
	5.25%, 5/15/27	United States	225,000	217,608
	4.375%, 2/01/29	United States	195,000	177,341

				909,698

	Insurance 0.1%
e,h	Asahi Mutual Life Insurance Co., sub. note, Reg S, 6.50% to 9/05/23, FRN thereafter, Perpetual	Japan	200,000	203,500
e	Athene Global Funding, secured note, 144A, 1.716%, 1/07/25	United States	380,000	357,921
i	Genworth Holdings Inc., senior bond, FRN, 3.414%, (3-Month USD LIBOR + 2.00%), 11/15/36	United States	342,000	173,604
e	Global Atlantic Finance Co., senior bond, 144A, 4.40%, 10/15/29	United States	165,000	154,620
e,h	KDB Life Insurance Co. Ltd., sub. note, Reg S, 7.50% to 5/21/23, FRN thereafter, Perpetual	South Korea	200,000	196,000
e	QBE Insurance Group Ltd., sub. bond, Reg S, 7.50% to 11/24/23, FRN thereafter, 11/24/43	Australia	250,000	257,834

				1,343,479

	Interactive Media & Services 0.1%
e	Tencent Holdings Ltd., senior bond, Reg S, 3.84%, 4/22/51	China	250,000	195,169
	3.94%, 4/22/61	China	500,000	386,824
e	Twitter Inc., senior note, 144A, 3.875%, 12/15/27	United States	265,000	255,693

				837,686

franklintempleton.com	Annual Report	43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Internet & Direct Marketing Retail 0.2%
	Alibaba Group Holding Ltd., senior bond, 3.15%, 2/09/51	China	200,000		$139,661
	Amazon.com Inc., senior bond, [d] 2.50%, 6/03/50	United States	1,158,000		864,962
	2.70%, 6/03/60	United States	61,000		44,217
e	Arches Buyer Inc., senior note, 144A, 6.125%, 12/01/28	United States	700,000		589,032
e	Meituan, senior bond, Reg S, 3.05%, 10/28/30	China	600,000		455,317
e	Prosus NV, Reg S, senior bond, 1.985%, 7/13/33	China	100,000	EUR	77,930
	senior bond, 2.778%, 1/19/34	China	289,000	EUR	237,492
	senior note, 1.288%, 7/13/29	China	100,000	EUR	84,594

					2,493,205

	IT Services 0.1%
e	CA Magnum Holdings, senior secured note, 144A, 5.375%, 10/31/26	India	143,000		132,275
e	Hurricane Finance PLC, senior secured note, Reg S, 8.00%, 10/15/25	United Kingdom	358,000	GBP	451,161
e	Virtusa Corp., senior note, 144A, 7.125%, 12/15/28	United States	700,000		590,541

					1,173,977

	Leisure Products 0.1%
e	Mattel Inc., senior note, 144A, 3.375%, 4/01/26	United States	590,000		573,716
e	NCL Corp. Ltd., 144A, senior note, 5.875%, 3/15/26	United States	195,000		176,027
	senior secured note, 5.875%, 2/15/27	United States	148,000		138,129
e	NCL Finance Ltd., senior note, 144A, 6.125%, 3/15/28	United States	65,000		54,768

					942,640

	Machinery 0.1%
	Caterpillar Financial Services Corp., senior note, 0.95%, 1/10/24	United States	345,000		335,930
	John Deere Capital Corp., senior note, 0.90%, 1/10/24	United States	85,000		82,649
	1.25%, 1/10/25	United States	130,000		124,369
e	TK Elevator US Newco Inc., senior secured note, 144A, 5.25%, 7/15/27	Germany	371,000		362,233

					905,181

	Marine 0.0%†
d,e	Stena International SA, senior secured bond, 144A, 5.75%, 3/01/24	Sweden	299,000		290,063

	Media 0.7%
e	Advantage Sales & Marketing Inc., senior secured note, 144A, 6.50%, 11/15/28	United States	132,000		117,799
e	CCO Holdings LLC / CCO Holdings Capital Corp., senior bond, 144A, 5.50%, 5/01/26	United States	40,000		40,133
	5.125%, 5/01/27	United States	1,335,000		1,317,598
	Charter Communications Operating LLC / Charter Communications Operating Capital, senior secured bond, 2.80%, 4/01/31	United States	20,000		16,741
	4.40%, 12/01/61	United States	860,000		668,637
	[d] 3.95%, 6/30/62	United States	1,439,000		1,036,836
	CSC Holdings LLC, senior bond, 5.25%, 6/01/24	United States	371,000		367,116
	[e] 144A, 4.125%, 12/01/30	United States	20,000		17,201
	[e] 144A, 3.375%, 2/15/31	United States	63,000		51,203
	[e] 144A, 4.50%, 11/15/31	United States	234,000		201,098
	[e] 144A, 4.625%, 12/01/30	United States	1,010,000		794,840

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Media (continued)
e	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., senior secured note, 144A, 5.875%, 8/15/27	United States	60,000		$56,684
	DISH DBS Corp., senior note, 5.00%, 3/15/23	United States	61,000		59,890
	senior note, 5.125%, 6/01/29	United States	375,000		265,305
	[e] senior secured note, 144A, 5.25%, 12/01/26	United States	410,000		347,649
e	iHeartCommunications Inc., senior secured note, 144A, 5.25%, 8/15/27	United States	90,000		84,844
	4.75%, 1/15/28	United States	510,000		460,563
	Liberty Interactive LLC, senior bond, 8.25%, 2/01/30	United States	840,000		608,047
e	Outfront Media Capital LLC / Outfront Media Capital Corp., senior note, 144A, 5.00%, 8/15/27	United States	60,000		56,253
e	Spanish Broadcasting System Inc., senior secured note, 144A, 9.75%, 3/01/26	United States	700,000		651,662
e	Urban One Inc., senior secured note, 144A, 7.375%, 2/01/28	United States	800,000		756,636
e	Virgin Media Secured Finance PLC, senior secured bond, Reg S, 4.25%, 1/15/30	United Kingdom	258,000	GBP	283,148
e	VZ Secured Financing BV, senior secured note, Reg S, 3.50%, 1/15/32	Netherlands	357,000	EUR	323,674
e	Wolverine Escrow LLC, senior secured note, 144A, 8.50%, 11/15/24	United States	654,000		323,730

					8,907,287

	Metals & Mining 0.3%
e	Abja Investment Co. Pte. Ltd., senior note, Reg S, 4.45%, 7/24/23	India	200,000		201,597
e	First Quantum Minerals Ltd., senior note, 144A, 6.875%, 3/01/26	Zambia	200,000		201,000
	6.875%, 10/15/27	Zambia	620,000		619,758
	Freeport-McMoRan Inc., senior bond, 4.625%, 8/01/30	United States	95,000		92,023
	senior note, 4.25%, 3/01/30	United States	95,000		89,961
e	Glencore Funding LLC, senior bond, 144A, 2.85%, 4/27/31	Australia	305,000		262,373
e	Indonesia Asahan Aluminium Persero PT, senior bond, Reg S, 5.80%, 5/15/50	Indonesia	400,000		359,840
e,h	MCC Holding Hong Kong Corp. Ltd., senior note, Reg S, 3.50% to 1/16/23, FRN thereafter, Perpetual	China	200,000		200,100
e	Taseko Mines Ltd., senior secured note, 144A, 7.00%, 2/15/26	Canada	672,000		646,656
e	Vedanta Resources Finance II PLC, senior note, Reg S, 13.875%, 1/21/24	India	200,000		203,142
e	Vedanta Resources Ltd., senior note, Reg S, 6.375%, 7/30/22	India	700,000		698,694
e	Volcan Cia Minera SAA, senior note, 144A, 4.375%, 2/11/26	Peru	30,000		27,488

					3,602,632

	Mining 0.0%†
e	FMG Resources August 2006 Pty Ltd., senior note, 144A, 4.50%, 9/15/27	Australia	105,000		101,509

	Mortgage Real Estate Investment Trusts (REITs) 0.1%
e	Apollo Commercial Real Estate Finance Inc., senior secured note, 144A, 4.625%, 6/15/29	United States	690,000		586,051
e	New Residential Investment Corp., senior note, 144A, 6.25%, 10/15/25	United States	700,000		659,292

					1,245,343

	Multiline Retail 0.0%†
d	Kohl’s Corp., senior bond, 5.55%, 7/17/45	United States	424,000		388,142

	Oil, Gas & Consumable Fuels 1.7%
e	Aker BP ASA, senior bond, 144A, 4.00%, 1/15/31	Norway	150,000		140,902
e	Continental Resources Inc., senior bond, 144A, 5.75%, 1/15/31	United States	195,000		200,703

franklintempleton.com	Annual Report	45

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
	Dcp Midstream Operating LP, senior note, 5.375%, 7/15/25	United States	205,000	$210,374
e	Energean Israel Finance Ltd., senior secured note, 144A, Reg S, 5.375%, 3/30/28	Israel	105,000	97,650
	Energy Transfer LP, [d] senior bond, 6.125%, 12/15/45	United States	453,000	453,902
	senior bond, 6.00%, 6/15/48	United States	229,000	226,942
	senior bond, 6.25%, 4/15/49	United States	362,000	370,229
	[h] junior sub. note, H, 6.50% to 11/15/26, FRN thereafter, Perpetual	United States	207,000	193,779
e	EQM Midstream Partners LP, senior note, 144A, 7.50%, 6/01/27	United States	125,000	125,000
	7.50%, 6/01/30	United States	125,000	125,000
	Equities Corp., senior note, 3.90%, 10/01/27	United States	75,000	72,398
	5.00%, 1/15/29	United States	35,000	34,806
	[e] 144A, 3.125%, 5/15/26	United States	40,000	37,811
	[e] 144A, 3.625%, 5/15/31	United States	135,000	121,623
e	Hess Midstream Operations LP, senior note, 144A, 5.625%, 2/15/26	United States	60,000	61,334
e	Indian Oil Corp. Ltd., senior bond, Reg S, 5.75%, 8/01/23	India	300,000	307,126
e	Laredo Petroleum Inc., senior note, 144A, 7.75%, 7/31/29	United States	700,000	690,781
e	Leviathan Bond Ltd., senior note, 144A, Reg S, 6.50%, 6/30/27	Israel	100,000	99,867
e	MC Brazil Downstream Trading SARL, senior secured note, Reg S, 7.25%, 6/30/31	Brazil	612,000	546,504
e	Moss Creek Resources Holdings Inc., senior note, 144A, 7.50%, 1/15/26	United States	239,000	216,203
	[d] 10.50%, 5/15/27	United States	761,000	740,556
e	New Fortress Energy Inc., senior secured note, 144A, 6.75%, 9/15/25	United States	797,000	785,595
e	NGL Energy Operating LLC / NGL Energy Finance Corp., senior secured note, 144A, 7.50%, 2/01/26	United States	783,000	735,041
e	Northern Oil And Gas Inc., senior note, 144A, 8.125%, 3/01/28	United States	608,000	623,075
	Occidental Petroleum Corp., senior bond, 8.875%, 7/15/30	United States	15,000	18,753
	senior bond, 6.125%, 1/01/31	United States	10,000	10,863
	senior bond, 7.875%, 9/15/31	United States	15,000	18,197
	senior note, 5.55%, 3/15/26	United States	385,000	401,478
e	Ongc Videsh Ltd., senior bond, Reg S, 3.75%, 5/07/23	India	363,000	364,480
	Ovintiv Inc., senior bond, 8.125%, 9/15/30	United States	25,000	29,416
	7.20%, 11/01/31	United States	5,000	5,677
	7.375%, 11/01/31	United States	5,000	5,736
	6.50%, 8/15/34	United States	20,000	21,893
	6.625%, 8/15/37	United States	45,000	49,500
	6.50%, 2/01/38	United States	10,000	10,865
	Petroleos Mexicanos, senior bond, 5.95%, 1/28/31	Mexico	565,000	473,874
	6.625%, 6/15/35	Mexico	380,000	307,709
	6.75%, 9/21/47	Mexico	1,912,000	1,378,657
	7.69%, 1/23/50	Mexico	2,794,000	2,177,127
	6.95%, 1/28/60	Mexico	2,295,000	1,634,533
e	Renewable Energy Group Inc., senior secured note, 144A, 5.875%, 6/01/28	United States	300,000	319,359
	Southwestern Energy Co., senior bond, 4.75%, 2/01/32	United States	25,000	24,466
d	Talos Production Inc., secured note, 12.00%, 1/15/26	United States	602,000	651,283
	Targa Resources Partners LP / Targa Resources Partners Finance Corp., senior bond, 4.875%, 2/01/31	United States	591,000	567,322
e	Thai Oil PCL, senior bond, Reg S, 3.625%, 1/23/23	Thailand	200,000	200,027
e	Thaioil Treasury Center Co. Ltd., senior note, Reg S, 3.625%, 1/23/23	Thailand	400,000	400,014

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
e	Transocean Guardian Ltd., senior secured note, 144A, 5.875%, 1/15/24	United States	412,350		$395,079
e	Tullow Oil PLC, senior note, Reg S, 10.25%, 5/15/26	Ghana	1,785,000		1,737,715
e	Venture Global Calcasieu Pass LLC, senior secured bond, 144A, 3.875%, 11/01/33	United States	775,000		704,514
	Western Midstream Operating LP, senior note, 3.60%, 2/01/25	United States	160,000		156,660
e	YPF Sociedad Anonima, senior bond, Reg S, 8.50%, 7/28/25	Argentina	421,000		323,856
	senior bond, 144A, 6.95%, 7/21/27	Argentina	105,000		70,609
	senior note, Reg S, 8.75%, 4/04/24	Argentina	886,900		793,266
	senior note, Reg S, 8.50%, 3/23/25	Argentina	961,500		829,885

					21,300,014

	Pharmaceuticals 0.3%
e	Bausch Health Cos. Inc., 144A, senior bond, 5.25%, 1/30/30	United States	120,000		70,417
	senior bond, 5.25%, 2/15/31	United States	215,000		126,435
	senior note, 7.00%, 1/15/28	United States	70,000		47,939
	senior note, 5.00%, 1/30/28	United States	410,000		262,400
	senior note, 5.00%, 2/15/29	United States	20,000		11,987
	senior note, 6.25%, 2/15/29	United States	20,000		12,465
e	Organon & Co. / Organon Foreign Debt Co.-Issuer BV, senior bond, 144A, 5.125%, 4/30/31	United States	691,000		665,278
d,e	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	1,673,000		1,312,050
c	Teva Pharmaceutical Finance Co. LLC, senior bond, 6.15%, 2/01/36	Israel	10,000		9,250
	Teva Pharmaceutical Finance Netherlands II BV, senior note, 6.00%, 1/31/25	Israel	335,000	EUR	370,309
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 3.15%, 10/01/26	Israel	225,000		199,931
	senior bond, 4.10%, 10/01/46	Israel	1,180,000		842,238
	senior note, 2.80%, 7/21/23	Israel	170,000		169,515

					4,100,214

	Professional Services 0.0%†
e	Corelogic Inc., senior secured note, 144A, 4.50%, 5/01/28	United States	452,000		389,240

	Real Estate Management & Development 0.3%
e	Agile Group Holdings Ltd., Reg S, [h] senior note, 7.875% to 7/31/24, FRN thereafter, Perpetual	China	200,000		48,929
	senior secured note, 4.85%, 8/31/22	China	330,000		263,175
	senior secured note, 6.05%, 10/13/25	China	200,000		75,462
e	Central China Real Estate Ltd., senior secured note, Reg S, 7.25%, 8/13/24	China	200,000		53,600
e	CFLD Cayman Investment Ltd., senior note, Reg S, 8.60%, 4/08/24	China	200,000		27,530
e	China Aoyuan Group Ltd., senior secured note, Reg S, 5.98%, 8/18/25	China	200,000		41,564
e	China Evergrande Group, senior note, Reg S, 8.75%, 6/28/25	China	200,000		21,000
e	China South City Holdings Ltd., Reg S, senior note, 10.75%, 4/11/23	China	200,000		162,084
	senior secured note, 7.25%, 11/20/22	China	200,000		166,000
e	Country Garden Holdings Co. Ltd., senior secured note, Reg S, 2.70%, 7/12/26	China	400,000		231,000
e	Easy Tactic Ltd., senior secured note, Reg S, 8.125%, 2/27/23	China	200,000		45,000
e	Hunt Cos. Inc., senior secured note, 144A, 5.25%, 4/15/29	United States	431,000		407,181
e	Kaisa Group Holdings Ltd., senior secured note, Reg S, 8.50%, 6/30/22	China	692,000		122,830
	11.25%, 4/16/25	China	994,000		170,968
	11.65%, 6/01/26	China	200,000		33,500

franklintempleton.com	Annual Report	47

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Real Estate Management & Development (continued)
e	Logan Group Co. Ltd., senior note, Reg S, 5.25%, 10/19/25	China	200,000		$47,000
e	New Metro Global Ltd., senior note, Reg S, 4.625%, 10/15/25	China	200,000		109,000
e	Perfect Point Ventures Ltd., senior note, Reg S, 5.20%, 9/20/25	Hong Kong	400,000		386,000
e	Ronshine China Holdings Ltd., senior secured note, Reg S, 8.10%, 6/09/23	China	200,000		32,000
e	Shimao Group Holdings Ltd., Reg S, senior bond, 4.60%, 7/13/30	China	200,000		27,000
	senior secured note, 4.75%, 7/03/22	China	200,000		43,500
	senior secured note, 6.125%, 2/21/24	China	200,000		29,700
e,h	Sino-Ocean Land Treasure III Ltd., senior note, Reg S, 4.90% to 9/21/22, FRN thereafter, Perpetual	China	330,000		219,310
e	Sino-Ocean Land Treasure IV Ltd., senior bond, Reg S, 4.75%, 1/14/30	China	200,000		137,923
e	Times China Holdings Ltd., senior secured note, Reg S, 5.55%, 6/04/24	China	200,000		76,528
	Zhenro Properties Group Ltd., senior note, 8.00%, 3/06/23	China	981,000		107,910
	[e] Reg S, 6.63%, 1/07/26	China	403,000		40,584

					3,126,278

	Road & Rail 0.2%
e	SF Holding Investment Ltd., senior bond, Reg S, 3.125%, 11/17/31	China	400,000		344,394
e	Uber Technologies Inc., senior note, 144A, 8.00%, 11/01/26	United States	10,000		10,353
	7.50%, 9/15/27	United States	530,000		548,455
	[c] 6.25%, 1/15/28	United States	200,000		199,585
	4.50%, 8/15/29	United States	1,145,000		1,037,713

					2,140,500

	Semiconductors & Semiconductor Equipment 0.1%
	Broadcom Inc., senior bond, 4.15%, 11/15/30	United States	135,000		128,260
	Tsmc Arizona Corp., senior bond, 4.50%, 4/22/52	Taiwan	500,000		500,311

					628,571

	Software 0.0%†
	Microsoft Corp., senior bond, 2.675%, 6/01/60	United States	61,000		46,842
	Oracle Corp., senior bond, 3.60%, 4/01/50	United States	270,000		195,660
	3.95%, 3/25/51	United States	230,000		175,858
	3.85%, 4/01/60	United States	85,000		61,169

					479,529

	Specialty Retail 0.6%
e	Abercrombie & Fitch Management Co., senior secured note, 144A, 8.75%, 7/15/25	United States	265,000		271,992
e	Carvana Co., senior note, 144A, 5.625%, 10/01/25	United States	912,000		805,114
	10.25%, 5/01/30	United States	2,396,000		2,142,575
e	China Grand Automotive Services Ltd., E, senior note, Reg S, 9.125%, 1/30/24	China	333,000		203,130
e	Douglas GMBH, senior secured note, Reg S, 6.00%, 4/08/26	Germany	2,393,000	EUR	2,191,013
e	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co. Inc., 144A, senior note, 6.75%, 1/15/30	United States	59,000		51,231
	senior secured note, 4.625%, 1/15/29	United States	89,000		81,143
d,e	Guitar Center Inc., senior secured note, 144A, 8.50%, 1/15/26	United States	534,000		488,358
e	LS Finance 2017 Ltd., senior note, Reg S, 4.80%, 6/18/26	Hong Kong	200,000		176,500
	E, 4.875%, 7/15/24	Hong Kong	200,000		188,500

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Specialty Retail (continued)
e	Staples Inc., 144A, senior note, 10.75%, 4/15/27	United States	300,000	$246,536
	senior secured note, 7.50%, 4/15/26	United States	300,000	277,605

				7,123,697

	Technology Hardware, Storage & Peripherals 0.0%†
	Apple Inc., senior bond, 2.55%, 8/20/60	United States	61,000	44,197
	CDW LLC / CDW Finance Corp., senior note, 4.25%, 4/01/28	United States	25,000	23,912
	3.25%, 2/15/29	United States	145,000	128,158
	Western Digital Corp., senior note, 4.75%, 2/15/26	United States	120,000	120,136
	2.85%, 2/01/29	United States	75,000	64,409

				380,812

	Thrifts & Mortgage Finance 0.0%†
e	IIFL Finance Ltd., E, senior secured note, Reg S, 5.875%, 4/20/23	India	400,000	393,900
e	Nationstar Mortgage Holdings Inc., senior bond, 144A, 5.75%, 11/15/31	United States	140,000	128,716

				522,616

	Tobacco 0.1%
d,e	Vector Group Ltd., senior note, 144A, 10.50%, 11/01/26	United States	1,566,000	1,562,696

	Trading Companies & Distributors 0.0%†
	Aircastle Ltd.,
	[e,h] junior sub. note, 144A, 5.25% to 6/15/26, FRN thereafter, Perpetual	United States	55,000	47,281
	senior note, 4.25%, 6/15/26	United States	310,000	295,890

				343,171

	Transportation Infrastructure 0.0%†
e	Adani Ports & Special Economic Zone Ltd., senior note, 144A, 4.20%, 8/04/27	India	200,000	189,408

	Wireless Telecommunication Services 0.1%
e	Bharti Airtel Ltd., senior bond, Reg S, 4.375%, 6/10/25	India	700,000	705,084
e	Softbank Group Corp., Reg S, senior bond, 5.25%, 7/06/31	Japan	200,000	170,500
	[h] sub. note, 6.00% to 7/19/23, FRN thereafter, Perpetual	Japan	200,000	188,500

				1,064,084

	Total Corporate Bonds and Notes (Cost $162,571,681)			151,163,679

	Corporate Bonds and Notes in Reorganization 0.4%
	Airlines 0.1%
e,k	LATAM Finance Ltd., senior note, 144A, 6.875%, 4/11/24	Chile	200,000	188,486
	7.00%, 3/01/26	Chile	1,400,000	1,324,729

				1,513,215

	Electric Utilities 0.2%
k	Talen Energy Supply LLC, senior note, 7.25%, 5/15/27	United States	1,520,000	1,478,078
	senior note, 6.625%, 1/15/28	United States	596,000	567,520
	[e] senior secured note, 144A, 7.625%, 6/01/28	United States	436,000	423,886

				2,469,484

franklintempleton.com	Annual Report	49

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes in Reorganization (continued)
	Metals & Mining 0.1%
e,k	Samarco Mineracao SA, senior bond, Reg S, 4.125%, 11/01/22	Brazil	925,000		$584,078
	5.75%, 10/24/23	Brazil	184,000		131,376

					715,454

	Real Estate Management & Development 0.0%†
e,k	Kaisa Group Holdings Ltd., senior secured note, Reg S, 11.95%, 11/12/23	China	200,000		34,400
	9.375%, 6/30/24	China	205,000		34,338
	11.70%, 11/11/25	China	200,000		33,500
e,k	Sunac China Holdings Ltd., Reg S, senior note, 6.80%, 10/20/24	China	300,000		50,250
	senior secured note, 8.35%, 4/19/23	China	200,000		35,500
	senior secured note, 6.65%, 8/03/24	China	200,000		33,540
	senior secured note, 6.50%, 1/26/26	China	400,000		69,000
e,k	Yuzhou Group Holdings Co. Ltd., senior secured note, Reg S, 8.375%, 10/30/24	China	200,000		24,000
	7.70%, 2/20/25	China	200,000		22,500
	7.85%, 8/12/26	China	205,000		24,087
	6.35%, 1/13/27	China	400,000		44,000

					405,115

	Road & Rail 0.0%†
d,f	Hertz Corp. Escrow, senior note, zero cpn., 1/15/28	United States	1,584,000		—

	Total Corporate Bonds and Notes in Reorganization (Cost $6,600,126)				5,103,268

l,o	Senior Floating Rate Interests 0.3%
	Communications Equipment 0.0%†
j	Riverbed Technology Inc., Exit Term Loan, PIK, 7.00% (cash), (1-Month USD LIBOR + 6.00%), 12/08/26	United States	135,574		97,303

	Construction Materials 0.1%
	Oldcastle BuildingEnvelope Inc., Term Loan B, 6.109%, (1-Month SOFR + 4.50%), 4/30/29	United States	1,500,000		1,377,195

	Consumer Discretionary Services 0.1%
	Travel Leaders Group LLC, Term Loan B, 5.06%, (1-Month USD LIBOR + 4.00%), 1/25/24	United States	479,691		434,121

	Diversified Financial Services 0.0%†
	Ziggo BV, Term Loan H, 3.00%, (3-Month EURIBOR + 3.00%), 1/31/29	United States	115,000		115,552

	Entertainment 0.0%†
	Playtika Holding Corp., Term Loan B, 3.81%, (1-Month USD LIBOR + 2.75%), 3/13/28	United States	151,966		146,110

	Equity Real Estate Investment Trusts (REITs) 0.1%
	The GEO Group Inc., Term Loan B, 3.06%, (3-Month USD LIBOR + 2.00%), 3/22/24	United States	266,515		252,961
	McCarthy & Stone PLC, Term Loan B, 7.00%, (1-Month USD LIBOR + 7.00%), 12/16/25	United Kingdom	170,938	GBP	207,322

					460,283

	Food & Staples Retailing 0.0%†
m	Upfield Group BV, Term Loan RC, 3.445%, (3-Month EURIBOR + 3.00%), 1/02/25	Netherlands	325,991		290,431

50	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
l,o	Senior Floating Rate Interests (continued)
	Machinery 0.0%†
	SPX Flow Inc., Term Loan B, 5.634%, (1-Month SOFR + 4.60%), 4/05/29	United States	431,239		$407,253

	Media 0.0%†
	Advantage Sales & Marketing Inc., Term Loan B1, 5.264%, (3-Month USD LIBOR + 4.50%), 10/28/27	United States	440,712		412,011

	Pharmaceuticals 0.0%†
	Bausch Health Cos. Inc., Term Loan B, 5.75%, (1-Month SOFR + 5.25%), 1/27/27	United States	287,660		264,152

	Total Senior Floating Rate Interests (Cost $4,291,110)				4,004,411

	Foreign Government and Agency Securities 5.7%
e	CBB International Sukuk Programme Co. Wll, senior note, 144A, 3.875%, 5/18/29	Bahrain	2,303,000		2,130,828
e	Export-Import Bank of India, senior bond, Reg S, E, 4.00%, 1/14/23	India	500,000		502,565
	2.25%, 1/13/31	India	500,000		410,380
e	Government of Angola, senior bond, 144A, 8.75%, 4/14/32	Angola	349,000		330,648
	Reg S, 8.00%, 11/26/29	Angola	3,319,000		3,105,090
	Reg S, 8.25%, 5/09/28	Angola	1,015,000		979,780
	Reg S, 9.375%, 5/08/48	Angola	1,624,000		1,458,402
	Government of Argentina, senior bond, 2.00%, 1/09/38	Argentina	6,961,545		2,448,306
	1.125%, 7/09/35	Argentina	7,039,418		1,919,720
	2.50%, 7/09/41	Argentina	2,368,360		769,634
e	Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	467,000		495,559
	6.75%, 9/20/29	Bahrain	968,000		981,860
	Government of Brazil, senior bond, 10.00%, 1/01/25	Brazil	2,657,000	BRL	529,013
	6.00%, 8/15/30	Brazil	2,960,000	BRL	2,572,702
	Government of Colombia, senior bond, 2.25%, 4/18/29	Colombia	8,374,467,892	COP	1,957,770
e	Government of Dominican Republic, Reg S, senior bond, 5.875%, 1/30/60	Dominican Republic	434,000		339,638
	senior note, 5.50%, 2/22/29	Dominican Republic	1,095,000		1,038,818
e	Government of Ecuador, Reg S, senior bond, 1.00%, 7/31/35	Ecuador	4,688,040		3,006,481
	senior note, 5.00%, 7/31/30	Ecuador	1,900,000		1,581,632
e	Government of Egypt, senior bond, 144A, 5.875%, 2/16/31	Egypt	487,000		368,898
	Reg S, 7.50%, 2/16/61	Egypt	2,043,000		1,384,766
	Reg S, 7.60%, 3/01/29	Egypt	789,000		685,767
e	Government of El Salvador, senior bond, Reg S, 7.75%, 1/24/23	El Salvador	1,000,000		736,398
	8.25%, 4/10/32	El Salvador	1,031,000		432,938
e	Government of Germany, senior bond, Reg S, 0.50%, 2/15/28	Germany	100,111	EUR	105,148
	zero cpn., 2/15/32	Germany	503,000	EUR	484,440
e	Government of Ghana, senior bond, Reg S, 10.75%, 10/14/30	Ghana	1,048,000		958,249
	senior bond, Reg S, 8.875%, 5/07/42	Ghana	363,000		187,793
	senior note, 144A, zero cpn., 4/07/25	Ghana	278,000		157,088
	senior note, 144A, 7.75%, 4/07/29	Ghana	372,000		203,651
	senior note, Reg S, 7.75%, 4/07/29	Ghana	400,000		218,980
e	Government of Iraq, senior bond, Reg S, 5.80%, 1/15/28	Iraq	1,736,250		1,652,841
d	Government of Italy, senior note, 2.375%, 10/17/24	Italy	350,000		341,960

franklintempleton.com	Annual Report	51

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
e	Government of Jordan, 144A, senior bond, 5.85%, 7/07/30	Jordan	386,000			$343,540
	senior note, 4.95%, 7/07/25	Jordan	578,000			552,123
	Government of Mexico, senior bond, 8.50%, 11/18/38	Mexico	44,471,700	[n]	MXN	2,223,739
	senior bond, M, 7.75%, 5/29/31	Mexico	12,230,000	[n]	MXN	590,915
	senior bond, S, 2.75%, 11/27/31	Mexico	33,050,337	[n]	MXN	1,527,343
	senior note, M, 6.75%, 3/09/23	Mexico	4,577,900	[n]	MXN	229,085
e	Government of Nigeria, senior bond, Reg S, 7.375%, 9/28/33	Nigeria	368,000			291,857
	senior bond, Reg S, 7.696%, 2/23/38	Nigeria	1,144,000			863,285
	senior bond, Reg S, 7.625%, 11/28/47	Nigeria	1,418,000			1,026,278
	senior note, Reg S, 6.125%, 9/28/28	Nigeria	4,949,000			4,053,973
	senior note, Reg S, 8.375%, 3/24/29	Nigeria	1,060,000			949,230
	senior note, 144A, 8.375%, 3/24/29	Nigeria	442,000			395,811
e	Government of Oman, senior bond, Reg S, 5.625%, 1/17/28	Oman	2,995,000			3,022,434
	senior bond, Reg S, 6.25%, 1/25/31	Oman	830,000			855,942
	senior bond, Reg S, 6.75%, 1/17/48	Oman	1,894,000			1,775,625
	senior bond, Reg S, 7.00%, 1/25/51	Oman	286,000			274,211
	senior note, 144A, 4.875%, 6/15/30	Oman	221,000			220,192
e	Government of Saudi Arabia, senior bond, 144A, 2.75%, 2/03/32	Saudi Arabia	910,000			850,906
	144A, 3.75%, 1/21/55	Saudi Arabia	354,000			310,173
	Reg S, 2.75%, 2/03/32	Saudi Arabia	302,000			282,389
	Government of South Africa, senior bond, 10.50%, 12/21/26	South Africa	28,136,320		ZAR	1,948,387
	8.25%, 3/31/32	South Africa	10,706,466		ZAR	599,973
	8.50%, 1/31/37	South Africa	33,491,055		ZAR	1,769,955
	8.75%, 2/28/48	South Africa	20,004,119		ZAR	1,034,939
e	Government of Sri Lanka, Reg S, senior bond, 7.55%, 3/28/30	Sri Lanka	366,000			143,651
	senior note, 6.85%, 11/03/25	Sri Lanka	1,695,000			683,356
e	Government of Tunisian Republic, Reg S, senior bond, 5.75%, 1/30/25	Tunisia	446,000			268,280
	senior note, 6.75%, 10/31/23	Tunisia	469,000		EUR	358,262
	senior note, 5.625%, 2/17/24	Tunisia	946,000		EUR	634,800
	Government of Turkey, senior bond, 5.75%, 5/11/47	Turkey	3,381,000			2,330,422
e	Government of Ukraine, senior bond, Reg S, 9.75%, 11/01/28	Ukraine	1,400,000			551,404
	senior bond, Reg S, 7.375%, 9/25/32	Ukraine	1,805,000			657,146
	senior bond, Reg S, 7.253%, 3/15/33	Ukraine	722,000			263,101
	senior bond, Reg S, 1.258%, 5/31/40	Ukraine	4,008,000			1,514,843
	senior note, Reg S, 7.75%, 9/01/25	Ukraine	410,000			158,063
	senior note, 144A, 6.876%, 5/21/29	Ukraine	302,000			110,236
	senior note, Reg S, 6.876%, 5/21/29	Ukraine	580,000			211,712
e	Government of Zambia, senior bond, Reg S, 8.50%, 4/14/24	Zambia	1,563,000			1,101,790
	8.97%, 7/30/27	Zambia	1,582,000			1,103,072
e	Provincia de Buenos Aires, 144A, [i] Reg S, FRN, 48.575%, (ARS BADLAR + 3.75%), 4/12/25	Argentina	3,670,000		ARS	16,429
	senior bond, Reg S, 3.90%, 9/01/37	Argentina	2,510,000		ARS	963,213
	senior bond, 144A, 3.90%, 9/01/37	Argentina	1,160,000		ARS	445,150

	Total Foreign Government and Agency Securities (Cost $80,608,838)					71,984,978

52	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	U.S. Government and Agency Securities 0.4%
	U.S. Treasury Bond, 2.25%, 2/15/52	United States	196,200		$164,164
	U.S. Treasury Note, 0.125%, 2/28/23	United States	865,000		853,509
	0.50%, 3/15/23	United States	900,000		889,980
	0.125%, 3/31/23	United States	1,235,000		1,216,139
	2.625%, 4/15/25	United States	332,000		331,144
	2.75%, 4/30/27	United States	145,000		144,485
	1.875%, 2/15/32	United States	358,000		328,185
	2.875%, 5/15/32	United States	920,000		921,294

	Total U.S. Government and Agency Securities (Cost $4,858,601)				4,848,900

	Asset-Backed Securities and Commercial Mortgage- Backed Securities 7.0%
	Diversified Financial Services 4.9%
e	AASET Trust, 144A, 2021-1A, A, 2.95%, 11/16/41	United States	235,341		199,586
	2021-1A, B, 3.80%, 11/16/41	United States	1,219,989		892,526
e	Accelerated Assets LLC, 2018-1, B, 144A, 4.51%, 12/02/33	United States	39,084		38,328
o	ACE Securities Corp. Home Equity Loan Trust, 2003-FM1, M1, FRN, 2.296%, (1-Month USD LIBOR + 1.29%), 11/25/32	United States	1,065,565		1,082,654
e	Adams Outdoor Advertising LP, 2018-1, A, 144A, 4.81%, 11/15/48	United States	170,614		169,985
e,o	AGL CLO 3 Ltd., 2020-3A, C, 144A, FRN, 3.194%, (3-Month USD LIBOR + 2.15%), 1/15/33	United States	285,000		273,821
e	AIM Aviation Finance Ltd., 2015-1A, B1, 144A, 7.072%, 2/15/40	United States	170,624		52,386
e,o	Allegro CLO VI Ltd., 2018-2A, D, 144A, FRN, 3.794%, (3-Month USD LIBOR + 2.75%), 1/17/31	United States	250,000		232,859
e	American Credit Acceptance Receivables Trust, 144A, 2020-3, D, 2.40%, 6/15/26	United States	200,000		197,080
	2020-4, D, 1.77%, 12/14/26	United States	185,000		178,670
e,o	Arbor Realty Commercial Real Estate Notes Ltd., 144A, FRN, 2021-FL1, D, 3.825%, (1-Month USD LIBOR + 2.95%), 12/15/35	United States	1,000,000		983,306
	2022-FL1, D, 3.399%, (SOFR + 3.00%), 1/15/37	United States	1,000,000		949,325
o	Argent Securities Inc., 2004-W3, M4, FRN, 3.638%, (1-Month USD LIBOR + 4.58%), 2/25/34	United States	145,829		163,807
e	Avis Budget Rental Car Funding AESOP LLC, 144A, 2020-2A, B, 2.96%, 2/20/27	United States	100,000		94,894
	2020-2A, C, 4.25%, 2/20/27	United States	100,000		97,233
e,o	Barings CLO Ltd., 2019-4A, C, 144A, FRN, 3.844%, (3-Month USD LIBOR + 2.80%), 1/15/33	United States	400,000		386,802
e,o	Battalion CLO VIII Ltd., 2020-8A, D1R2, 144A, FRN, 7.794%, (3-Month USD LIBOR + 6.75%), 7/18/30	United States	1,500,000		1,405,488
p	Bear Stearns ALT-A Trust, 2006-3, 21A1, FRN, 2.801%, 5/25/36	United States	1,065,296		871,675
e,p	Binom Securitization Trust, 2022-RPL1, M1, 144A, FRN, 3.00%, 2/25/61	United States	160,000		149,221
e	Black Diamond CLO Designated Activity Co., 2015-1, ER, Reg S, 5.13%, 10/03/29	Ireland	1,330,000	EUR	1,386,626
e	Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A, A, 144A, 4.213%, 12/16/41	United States	171,696		153,994
e,o	BSPRT Issuer Ltd., 2019-FL5, E, 144A, FRN, 3.725%, (1-Month USD LIBOR + 2.85%), 5/15/29	United States	1,000,000		992,709
e,o	BX Commercial Mortgage Trust, 2019-XL, E, 144A, FRN, 2.675%, (1-Month USD LIBOR + 1.80%), 10/15/36	United States	340,000		331,169
	California Republic Auto Receivables Trust, 2018-1, D, 4.33%, 4/15/25	United States	115,000		115,427
e,o	Carlyle US CLO Ltd., 2017-4A, C, 144A, FRN, 3.844%, (3-Month USD LIBOR + 2.80%), 1/15/30	United States	250,000		229,082
	Carvana Auto Receivables Trust, 2021-N4, D, 2.30%, 9/11/28	United States	100,000		94,173

franklintempleton.com	Annual Report	53

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e	Castlelake Aircraft Structured Trust, 2021-1A, A, 144A, 3.474%, 1/15/46	United States	329,516	$296,649
e,o	Catamaran CLO Ltd., 144A, FRN, 2014-2, C, 4.544%, (3-Month USD LIBOR + 3.50%), 10/18/26	United States	2,030,000	2,038,223
	2014-2A, D, 5.894%, (3-Month USD LIBOR + 4.85%), 10/18/26	United States	1,001,187	959,598
e,o	CHCP Ltd., 2021-FL1, C, 144A, FRN, 2.996%, (SOFR + 2.21%), 2/15/38	United States	1,000,000	967,954
	CHL Mortgage Pass-Through Trust, 2004-4, M, 5.50%, 5/25/34	United States	714,851	423,301
	2006-21, A8, 5.75%, 2/25/37	United States	304,221	176,273
	[p] 2006-HYB1, 2A2C, FRN, 2.671%, 3/20/36	United States	1,145,605	1,076,758
	[p] 2006-HYB4, 3B, FRN, 3.511%, 6/20/36	United States	1,585,718	1,268,213
e,o	CIFC Funding Ltd., 2021-7A, D, 144A, FRN, 4.184%, (3-Month USD LIBOR + 3.00%), 1/23/35	United States	315,000	290,373
e	CLI Funding VIII LLC, 2021-1A, A, 144A, 1.64%, 2/18/46	United States	350,086	314,228
e,o	Connecticut Avenue Securities Trust, 144A, FRN, 2019-R01, 2B1, 5.356%, (1-Month USD LIBOR + 4.35%), 7/25/31	United States	1,910,000	1,911,242
	2020-R01, 1M2, 3.056%, (1-Month USD LIBOR + 2.05%), 1/25/40	United States	30,954	30,712
	2021-R01, 1B1, 3.685%, (SOFR + 3.10%), 10/25/41	United States	100,000	87,422
e	CoreVest American Finance Trust, 144A, 2019-2, B, 3.424%, 6/15/52	United States	100,000	92,719
	2020-4, C, 2.25%, 12/15/52	United States	100,000	84,611
e	CSMC Trust, 144A, [p] 2019-RP10, A1, FRN, 2.936%, 12/26/59	United States	127,982	126,630
	[p] 2020-RPL3, A1, FRN, 2.691%, 3/25/60	United States	98,222	96,100
	2021-RPL1, A2, 3.937%, 9/27/60	United States	155,000	147,856
e,o	Cutwater Ltd., 2017-1A, CR, 144A, FRN, 4.644%, (3-Month USD LIBOR + 3.60%), 7/15/26	United States	1,000,000	992,548
e	DB Master Finance LLC, 144A, 2019-1A, A23, 4.352%, 5/20/49	United States	145,875	144,176
	2021-1A, A2II, 2.493%, 11/20/51	United States	54,725	47,874
e,p	DBUBS Mortgage Trust, 2017-BRBK, D, 144A, FRN, 3.53%, 10/10/34	United States	100,000	95,202
e	Domino’s Pizza Master Issuer LLC, 144A, 2017-1A, A23, 4.118%, 7/25/47	United States	162,775	159,157
	2018-1A, A2II, 4.328%, 7/25/48	United States	173,700	172,309
	2019-1A, A2, 3.668%, 10/25/49	United States	166,175	154,124
	2021-1A, A2I, 2.662%, 4/25/51	United States	222,750	199,383
	Drive Auto Receivables Trust, 2018-3, D, 4.30%, 9/16/24	United States	5,406	5,429
e	DT Auto Owner Trust, 144A, 2020-3A, D, 1.84%, 6/15/26	United States	80,000	76,976
	2021-4A, D, 1.99%, 9/15/27	United States	105,000	96,842
	2022-2A, D, 5.46%, 3/15/28	United States	170,000	169,463
e	Education Funding Trust Trust, 2020-A, A, 144A, 2.79%, 7/25/41	United States	84,833	81,521
	Exeter Automobile Receivables Trust, [e] 2020-2A, D, 144A, 4.73%, 4/15/26	United States	90,000	91,079
	2020-3A, C, 1.32%, 7/15/25	United States	145,000	143,926
p	Fannie Mae Grantor Trust, 2004-T5, AB7, FRN, 1.168%, 5/28/35	United States	287,002	266,440
e	First Investors Auto Owner Trust, 2019-2A, D, 144A, 2.80%, 12/15/25	United States	40,000	39,570
e	FirstKey Homes Trust, 144A, 2020-SFR1, F1, 3.638%, 8/17/37	United States	225,000	211,071
	2020-SFR2, F1, 3.017%, 10/19/37	United States	320,000	294,922
e	Flagship Credit Auto Trust, 144A, 2019-4, D, 3.12%, 1/15/26	United States	90,000	88,586
	2022-1, D, 3.64%, 3/15/28	United States	225,000	214,267

54	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e,o	Galaxy XXVI CLO Ltd., 2018-26A, E, 144A, FRN, 7.355%, (3-Month USD LIBOR + 5.85%), 11/22/31	United States	260,000	$227,374
e,o	Gilbert Park CLO Ltd., 2017-1A, D, 144A, FRN, 3.994%, (3-Month USD LIBOR + 2.95%), 10/15/30	United States	250,000	237,061
e	GLS Auto Receivables Trust, 144A, 2020-1A, C, 2.72%, 11/17/25	United States	150,000	148,680
	2020-3A, C, 1.92%, 5/15/25	United States	330,000	327,045
e,o	Grand Avenue CRE, 2019-FL1, D, 144A, FRN, 3.654%, (1-Month USD LIBOR + 2.80%), 6/15/37	United States	1,250,000	1,250,681
e,o	Greystone CRE Notes Ltd., 2021-HC2, A, 144A, FRN, 2.675%, (1-Month USD LIBOR + 1.80%), 12/15/39	United States	105,000	101,852
e,o	GSRPM Mortgage Loan Trust, 2002-1A, M1, 144A, FRN, 2.956%, (1-Month USD LIBOR + 1.95%), 11/25/31	United States	770,794	751,003
e	HPEFS Equipment Trust, 2020-2A, D, 144A, 2.79%, 7/22/30	United States	325,000	322,946
e	Kestrel Aircraft Funding Ltd., 2018-1A, A, 144A, 4.25%, 12/15/38	United States	199,675	178,372
e	Legacy Mortgage Asset Trust, 144A, 2019-PR1, A2, 4.50%, 9/25/59	United States	1,600,000	1,584,863
	2020-GS1, A1, 2.882%, 10/25/59	United States	198,905	197,919
e,o	Loancore Issuer Ltd., 2021-KF112, D, 144A, FRN, 3.825%, (1-Month USD LIBOR + 2.95%), 5/15/28	United States	1,600,000	1,599,832
e,o	Madison Park Funding XXXI Ltd., 2018-31A, D, 144A, FRN, 4.184%, (3-Month USD LIBOR + 3.00%), 1/23/31	United States	335,000	315,735
e,o	Marathon CLO V Ltd., 2017-5A, CR, 144A, FRN, 4.255%, (3-Month USD LIBOR + 2.75%), 11/21/27	United States	2,200,000	2,162,288
e,o	Marathon CLO VI Ltd., 2018-6A, CR2, 144A, FRN, 4.922%, (3-Month USD LIBOR + 3.50%), 5/13/28	United States	1,000,000	963,095
e	Marlette Funding Trust, 144A, 2019-4A, B, 2.95%, 12/17/29	United States	65,401	65,423
	2022-1A, D, 3.39%, 4/15/32	United States	320,000	292,257
o	Merrill Lynch Mortgage Investors Trust Series, 2007-MLN1, A2D, FRN, 1.326%, (1-Month USD LIBOR + 0.32%), 3/25/37	United States	782,646	710,215
e,o	MF1 Ltd., 2022-FL8, D, 144A, FRN, 3.132%, (SOFR + 2.65%), 2/19/37	United States	500,000	467,139
e,p	Mill City Mortgage Loan Trust, 2021-NMR1, M3, 144A, FRN, 2.50%, 11/25/60	United States	100,000	85,167
o	MortgageIT Mortgage Loan Trust, 2006-1, 2A1B, FRN, 1.566%, (1-Month USD LIBOR + 0.56%), 4/25/36	United States	583,930	234,927
e,o	Mountain View CLO Ltd., 2018-1A, DRR, 144A, FRN, 4.694%, (3-Month USD LIBOR + 3.65%), 10/15/26	United States	2,000,000	2,000,590
e	MVW LLC, 2020-1A, C, 144A, 4.21%, 10/20/37	United States	149,438	146,134
e	MVW Owner Trust, 2019-1A, C, 144A, 3.33%, 11/20/36	United States	44,335	42,797
e	Navient Private Education Refi Loan Trust, 144A, 2019-FA, B, 3.12%, 8/15/68	United States	210,000	198,397
	2019-GA, B, 3.08%, 10/15/68	United States	140,000	132,024
e,o	Neuberger Berman CLO XIV Ltd., 2020-14A, CR2, 144A, FRN, 3.138%, (3-Month USD LIBOR + 1.90%), 1/28/30	United States	410,000	400,921
e,o	Neuberger Berman Loan Advisers CLO Ltd., 2018-27A, E, 144A, FRN, 6.244%, (3-Month USD LIBOR + 5.20%), 1/15/30	United States	350,000	298,374
o	Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2004-AR4, M2, FRN, 2.506%, (1-Month USD LIBOR + 1.50%), 12/25/34	United States	750,674	701,565
o	Nomura Home Equity Loan Inc. Home Equity Loan Trust Series, 2006-WF1, M4, FRN, 1.561%, (1-Month USD LIBOR + 0.56%), 3/25/36	United States	1,336,045	1,240,060
e,o	OCP CLO Ltd., 2021-21A, D, 144A, FRN, 4.013%, (3-Month USD LIBOR + 2.95%), 7/20/34	United States	330,000	298,881

franklintempleton.com	Annual Report	55

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e,o	Octagon Investment Partners XXII Ltd., 2018-1A, CRR, 144A, FRN, 3.036%, (3-Month USD LIBOR + 1.90%), 1/22/30	United States	250,000	$239,685
e,o	OHA Credit Funding 2 Ltd., 2021-2A, DR, 144A, FRN, 4.398%, (3-Month USD LIBOR + 3.30%), 4/21/34	United States	335,000	316,898
e,o	OHA Credit Funding 4 Ltd., 2021-4A, ER, 144A, FRN, 7.536%, (3-Month USD LIBOR + 6.40%), 10/22/36	United States	310,000	281,541
e	OneMain Financial Issuance Trust, 2020-2A, C, 144A, 2.76%, 9/14/35	United States	100,000	89,849
e,o	Pikes Peak CLO, 2021-4A, ER, 144A, FRN, 7.654%, (3-Month USD LIBOR + 6.61%), 7/15/34	United States	250,000	227,618
e	Planet Fitness Master Issuer LLC, 2019-1A, A2, 144A, 3.858%, 12/05/49	United States	146,625	132,204
e	Prestige Auto Receivables Trust, 144A, 2019-1A, E, 3.90%, 5/15/26	United States	100,000	99,244
	2020-1A, E, 3.67%, 2/15/28	United States	100,000	98,072
e	Progress Residential Trust, 144A, 2020-SFR3, F, 2.796%, 10/17/27	United States	100,000	91,113
	2021-SFR2, E2, 2.647%, 4/19/38	United States	100,000	88,277
	2021-SFR4, F, 3.407%, 5/17/38	United States	230,000	209,745
	2021-SFR7, F, 3.834%, 8/17/40	United States	260,000	218,646
e,o	RAAC Series Trust, 2006-RP1, M3, 144A, FRN, 2.856%, (1-Month USD LIBOR + 1.85%), 10/25/45	United States	1,010,000	1,001,448
o	Ramp Series Trust, 2003-RS9, MII3, FRN, 4.231%, (1-Month USD LIBOR + 2.15%), 10/25/33	United States	1,140,907	1,053,869
	Santander Drive Auto Receivables Trust, 2020-1, D, 5.35%, 3/15/28	United States	240,000	244,871
	2020-2, D, 2.22%, 9/15/26	United States	100,000	98,301
o	Saxon Asset Securities Trust, 2002-3, M2, FRN, 3.593%, (1-Month USD LIBOR + 2.59%), 12/25/32	United States	1,133,472	1,081,339
e	SCF Equipment Leasing LLC, 2021-1A, E, 144A, 3.56%, 8/20/32	United States	100,000	94,511
e,p	Security National Mortgage Loan Trust, 2004-1A, AF3, 144A, FRN, 6.42%, 6/25/32	United States	1,577,662	1,256,818
e	Sierra Timeshare Receivables Funding LLC, 2021-1A, C, 144A, 1.79%, 11/20/37	United States	144,613	136,750
e	S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	351,417	314,362
o	SLM Private Credit Student Loan Trust, 2003-B, A3, FRN, 2.806%, (28-Day T-Bill + 1.00%), 3/15/33	United States	150,000	146,512
e,o	SMB Private Education Loan Trust, 2017-B, A2B, 144A, FRN, 1.625%, (1-Month USD LIBOR + 0.75%), 10/15/35	United States	44,746	44,259
e	SoFi Consumer Loan Program Trust, 2019-4, C, 144A, 2.84%, 8/25/28	United States	122,142	121,704
o	Soundview Home Loan Trust, 2006-WF2, M3, FRN, 1.681%, (1-Month USD LIBOR + 0.68%), 12/25/36	United States	1,748,361	2,339,789
e	SpringCastle America Funding LLC, 2020-AA, A, 144A, 1.97%, 9/25/37	United States	163,058	155,356
e	Stack Infrastructure Issuer LLC, 2019-1A, A2, 144A, 4.54%, 2/25/44	United States	120,938	121,029
e,o	Staniford Street CLO Ltd., 2014-1A, D, 144A, FRN, 4.326%, (3-Month USD LIBOR + 3.50%), 6/15/25	United States	531,521	535,420
e,o	Starwood Retail Property Trust, 2014-STAR, E, 144A, FRN, 5.275%, (1-Month USD LIBOR + 4.40%), 11/15/27	United States	200,000	875
e	Textainer Marine Containers VII Ltd., 2021-1A, A, 144A, 1.68%, 2/20/46	Bermuda	171,000	151,335
e,p	Towd Point Mortgage Trust, 144A, FRN, 2018-5, M1, 3.25%, 7/25/58	United States	100,000	88,027
	2019-2, M1, 3.75%, 12/25/58	United States	200,000	180,667
	2019-4, A1, 2.90%, 10/25/59	United States	254,702	247,081

56	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e	Tricon American Homes Trust, 2020-SFR2, E1, 144A, 2.73%, 11/17/39	United States	100,000	$86,325
e,o	TRTX Issuer Ltd., 2022-FL5, AS, 144A, FRN, 2.565%, (SOFR + 2.15%), 2/15/39	United States	1,000,000	967,875
e	VCAT LLC, 144A, 2021-NPL1, A1, 2.289%, 12/26/50	United States	59,762	58,043
	2021-NPL5, A1, 1.868%, 8/25/51	United States	89,075	84,780
e,o	VMC Finance LLC, 144A, FRN, 2019-FL3, C, 2.937%, (1-Month USD LIBOR + 2.05%), 9/15/36	United States	880,961	850,403
	2019-FL3, D, 3.537%, (1-Month USD LIBOR + 2.65%), 9/15/36	United States	880,961	877,481
	2021-FL4, C, 3.186%, (1-Month USD LIBOR + 2.25%), 6/16/36	United States	1,000,000	973,914
e,p	WaMu Commercial Mortgage Securities Trust, 2007-SL2, G, 144A, FRN, 2.356%, 12/27/49	United States	2,866,082	2,358,407
e	Wave Trust, 2017-1A, A, 144A, 3.844%, 11/15/42	United States	173,720	158,603
p	Wells Fargo Mortgage Backed Securities Trust, 2007-AR6, A2, FRN, 2.622%, 10/25/37	United States	118,780	114,289
e	Wendy’s Funding LLC, 2018-1A, A2II, 144A, 3.884%, 3/15/48	United States	210,650	202,253
e	Westlake Automobile Receivables Trust, 2020-3A, D, 144A, 1.65%, 2/17/26	United States	120,000	115,859

				61,895,617

	Equity Real Estate Investment Trusts (REITs) 0.0%†
e	American Homes 4 Rent, 144A, 2014-SFR2, E, 6.231%, 10/17/36	United States	250,000	253,977
	2014-SFR3, E, 6.418%, 12/17/36	United States	100,000	102,085
	2015-SFR1, E, 5.639%, 4/17/52	United States	210,000	210,247
e	Diamond Resorts Owner Trust, 144A, 2018-1, C, 4.53%, 1/21/31	United States	31,619	31,556
	2019-1A, B, 3.53%, 2/20/32	United States	29,416	28,997

				626,862

	Mortgage Real Estate Investment Trusts (REITs) 2.1%
e	510 Asset Backed Trust, 2021-NPL1, A1, 144A, 2.24%, 6/25/61	United States	123,677	117,875
o	American Home Mortgage Investment Trust, 2006-1, 11A1, FRN, 1.286%, (1-Month USD LIBOR + 0.28%), 3/25/46	United States	130,595	121,535
	Banc of America Alternative Loan Trust, 2003-8, 1CB1, 5.50%, 10/25/33	United States	3,232	3,178
	Banc of America Funding Trust, [f] 2003-1, B2, 6.00%, 5/20/33	United States	170,304	103,040
	2005-8, 1A1, 5.50%, 1/25/36	United States	288,893	253,305
	2007-4, 5A1, 5.50%, 11/25/34	United States	31,217	29,642
p	Banc of America Mortgage Trust, 2005-A, 2A1, FRN, 2.581%, 2/25/35	United States	2,229	2,253
e,o	BBCMS Mortgage Trust, 2020-BID, B, 144A, FRN, 3.415%, (1-Month USD LIBOR + 2.54%), 10/15/37	United States	210,000	207,144
e,o	BCAP LLC Trust, 2012-RR4, 9A7, 144A, FRN, 0.828%, (1-Month USD LIBOR + 0.08%), 11/26/36	United States	352,906	356,252
e,o	BDS Ltd., 2020-FL6, D, 144A, FRN, 3.33%, (SOFR + 2.86%), 9/15/35	United States	1,100,000	1,077,718
p	Bear Stearns ARM Trust, 2007-4, 12A1, FRN, 3.132%, 5/25/37	United States	1,180,076	1,132,820
e,o	BPR Trust, 2021-NRD, F, 144A, FRN, 7.666%, (SOFR + 6.87%), 12/15/23	United States	140,000	134,494
e,o	BXMT Ltd., 144A, FRN, 2020-FL2, D, 2.48%, (SOFR + 2.06%), 2/15/38	United States	1,350,000	1,311,188
	2021-FL4, C, 2.625%, (1-Month USD LIBOR + 1.75%), 5/15/38	United States	2,500,000	2,419,013
e	CIM Trust, 2021-NR2, A1, 144A, 2.568%, 7/25/59	United States	150,539	144,984

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
e,p	Citigroup Commercial Mortgage Trust, 2014-GC21, D, 144A, FRN, 4.944%, 5/10/47	United States	330,000	$306,405
	Citigroup Mortgage Loan Trust, 2006-WF1, A2C, 4.736%, 3/25/36	United States	460,487	247,441
	[e,p] 2009-10, 6A2, 144A, FRN, 2.165%, 9/25/34	United States	19,124	19,454
	[e] 2019-E, A1, 144A, 3.228%, 11/25/70	United States	187,903	187,875
	Countrywide Alternative Loan Trust, 2003-22CB, 1A1, 5.75%, 12/25/33	United States	25,792	25,192
	2004-16CB, 1A1, 5.50%, 7/25/34	United States	12,061	11,888
	2004-16CB, 3A1, 5.50%, 8/25/34	United States	11,700	11,580
	2004-28CB, 3A1, 6.00%, 1/25/35	United States	183,448	173,989
	2004-3T1, M, 6.00%, 5/25/34	United States	187,645	138,152
	2004-J10, 2CB1, 6.00%, 9/25/34	United States	33,518	33,122
	2005-J1, 2A1, 5.50%, 2/25/25	United States	1,136	1,119
	2006-25CB, A1, 6.00%, 10/25/36	United States	1,647,569	1,034,345
	2007-6, A4, 5.75%, 4/25/47	United States	1,092,562	774,728
p	Countrywide Home Loans Mortgage Pass-Through Trust, 2004-HYB4, 2A1, FRN, 2.767%, 9/20/34	United States	34,621	33,177
	Credit Suisse First Boston Mortgage Securities Corp., 2002-10, 1B, 7.50%, 5/25/32	United States	149,864	119,567
	2003-27, 4A4, 5.75%, 11/25/33	United States	11,800	11,885
	2005-8, 1A3, 5.25%, 9/25/35	United States	81,428	72,831
e	CSMC OA LLC, 144A, 2014-USA, A2, 3.953%, 9/15/37	United States	150,000	143,710
	2014-USA, E, 4.373%, 9/15/37	United States	400,000	324,570
o	DSLA Mortgage Loan Trust, 2005-AR5, 2A1A, FRN, 1.588%, (1-Month USD LIBOR + 0.66%), 9/19/45	United States	29,140	20,223
o	Federal Home Loan Mortgage Corp.,
	2017-DNA1, B1, FRN, 5.956%, (1-Month USD LIBOR + 4.95%), 7/25/29	United States	1,210,000	1,268,644
	[e] 2021-DNA7, M2, 144A, FRN, 2.385%, (SOFR + 1.80%), 11/25/41	United States	100,000	93,667
	[e] 2022-DNA4, M1A, 144A, FRN, 2.551%, (SOFR + 2.20%), 5/25/42	United States	100,000	99,741
o	FHLMC Structured Agency Credit Risk Debt Notes, 2015-DNA1, M3, FRN, 4.306%, (1-Month USD LIBOR + 3.30%), 10/25/27	United States	58,213	58,786
p	GS Mortgage Securities Trust, FRN, [e] 2011-GC5, C, 144A, 5.159%, 8/10/44	United States	100,000	83,850
	[e] 2011-GC5, D, 144A, 5.159%, 8/10/44	United States	195,000	87,360
	[e] 2013-G1, B, 144A, 3.60%, 4/10/31	United States	110,000	106,162
	2014-GC18, B, 4.885%, 1/10/47	United States	100,000	92,558
	GSR Mortgage Loan Trust, 2005-4F, 6A1, 6.50%, 2/25/35	United States	7,418	7,185
	[p] 2005-AR6, 4A5, FRN, 2.645%, 9/25/35	United States	21,426	20,998
o	Harborview Mortgage Loan Trust, 2004-11, 2A2A, FRN, 1.568%, (1-Month USD LIBOR + 0.64%), 1/19/35	United States	59,447	51,883
	IndyMac INDX Mortgage Loan Trust, FRN, [p] 2004-AR15, B1, 2.474%, 2/25/35	United States	1,443,544	1,191,388
	[o] 2004-AR7, A5, 2.226%, (1-Month USD LIBOR + 1.22%), 9/25/34	United States	32,659	30,101
	[p] 2005-AR11, A3, 2.949%, 8/25/35	United States	35,722	30,401
	[o] 2006-AR2, 2A1, 1.426%, (1-Month USD LIBOR + 0.42%), 2/25/46	United States	159,854	124,703
	[p] 2006-AR3, 3A1A, 3.077%, 4/25/36	United States	1,648,828	1,591,966
e,p	Jefferies Resecuritization Trust, 2009-R12, 2A2, 144A, FRN, 2.561%, 1/26/35	United States	135,614	134,612
p	JPMorgan Alternative Loan Trust, 2006-A2, 2A2, FRN, 3.119%, 5/25/36	United States	1,209,450	882,688
e,p	JPMorgan Chase Commercial Mortgage Securities Trust, 144A, FRN, 2012-C8, C, 4.765%, 10/15/45	United States	100,000	99,786
	2012-LC9, C, 4.363%, 12/15/47	United States	100,000	99,123
	2012-LC9, D, 4.363%, 12/15/47	United States	120,000	118,204

58	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
	JPMorgan Mortgage Trust, 2004-S1, 2A1, 6.00%, 9/25/34	United States	54,404	$54,197
	[p] 2006-A3, 2B1, FRN, 2.773%, 4/25/35	United States	1,834,208	1,220,663
	[p] 2007-A1, 4A2, FRN, 2.329%, 7/25/35	United States	867	861
	[e,p] 2020-2, B4, 144A, FRN, 3.844%, 7/25/50	United States	974,597	875,493
o	Lehman XS Trust, 2006-2N, 1A1, FRN, 1.526%, (1-Month USD LIBOR + 0.52%), 2/25/46	United States	26,916	23,378
	MASTR Alternative Loan Trust, 2004-2, 8A4, 5.50%, 3/25/34	United States	108,088	100,310
	2004-8, 2A1, 6.00%, 9/25/34	United States	23,149	22,757
p	Merrill Lynch Mortgage Backed Securities Trust Series, 2007-3, 3A1, FRN, 3.066%, 6/25/37	United States	2,205,521	1,527,920
p	Merrill Lynch Mortgage Investors MLCC, 2006-2, 2A, FRN, 2.348%, 5/25/36	United States	1,310	1,292
p	Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11, B, FRN, 4.351%, 8/15/46	United States	200,000	148,021
e,p	Morgan Stanley Capital I Trust, 2011-C2, E, 144A, FRN, 5.211%, 6/15/44	United States	150,000	121,500
e,p	MSBAM Commercial Mortgage Securities Trust, 2012-CKSV, C, 144A, FRN, 4.281%, 10/15/30	United States	340,000	308,124
e	PRPM LLC, 144A, [p] 2021-2, A2, FRN, 3.77%, 3/25/26	United States	130,000	123,230
	2021-3, A1, 1.867%, 4/25/26	United States	160,057	152,792
	2021-9, A1, 2.363%, 10/25/26	United States	122,029	116,093
p	RFMSI Trust, 2005-SA1, 1A1, FRN, 3.611%, 3/25/35	United States	78,990	45,889
p	Structured Adjustable Rate Mortgage Loan Trust Series, 2006-8, 1A2, FRN, 3.094%, 9/25/36	United States	174,736	145,864
o	Structured ARM Loan Trust, 2005-14, A1, FRN, 1.316%, (1-Month USD LIBOR + 0.31%), 7/25/35	United States	158,648	109,306
e	Toorak Mortgage Corp. Ltd., 2021-1, A1, 144A, 2.24%, 6/25/24	United States	190,000	179,827
e	VOLT XCII LLC, 2021-NPL1, A1, 144A, 1.893%, 2/27/51	United States	91,106	87,811
e	VOLT XCII LLC, 2021-NPL2, A1, 144A, 1.893%, 2/27/51	United States	214,625	206,935
e	VOLT XCIV LLC, 2021-NPL3, A2, 144A, 4.949%, 2/27/51	United States	215,000	206,532
o	WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR11, B1, FRN, 1.921%, (1-Month USD LIBOR + 0.92%), 8/25/45	United States	2,214,939	1,930,691
	Wells Fargo Commercial Mortgage Trust, [p] 2013-LC12, B, FRN, 4.304%, 7/15/46	United States	190,000	179,730
	2014-LC16, C, 4.458%, 8/15/50	United States	215,000	136,934
	[p] 2016-C36, B, FRN, 3.671%, 11/15/59	United States	100,000	89,389
	[p] 2016-C36, C, FRN, 4.166%, 11/15/59	United States	100,000	82,742
	[e,p] 2019-JWDR, C, 144A, FRN, 3.038%, 9/15/31	United States	290,000	262,384
	WFRBS Commercial Mortgage Trust, [e,p] 2011-C3, D, 144A, FRN, 5.374%, 3/15/44	United States	200,677	83,281
	[e,p] 2011-C4, E, 144A, FRN, 4.888%, 6/15/44	United States	120,000	94,216
	[p] 2012-C10, C, FRN, 4.341%, 12/15/45	United States	320,000	296,525
	[p] 2012-C7, C, FRN, 4.631%, 6/15/45	United States	25,000	17,875
	[e,p] 2012-C7, D, 144A, FRN, 4.631%, 6/15/45	United States	130,000	45,500
	[e,p] 2012-C7, E, 144A, FRN, 4.631%, 6/15/45	United States	75,000	7,087
	2014-C20, B, 4.378%, 5/15/47	United States	100,000	96,405
	[p] 2014-C24, B, FRN, 4.204%, 11/15/47	United States	100,000	94,239

				26,575,293

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $92,365,126)			89,097,772

franklintempleton.com	Annual Report	59

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Number of Contracts	Notional Amount#	Value
Options Purchased 0.5%
Calls – Exchange-Traded 0.0%†
3 Month EURIBOR, December Strike Price 99.88 EUR, Expires 12/19/22	80	200,000	$3,757
Activision Blizzard Inc., June Strike Price $90.00, Expires 6/17/22	158	15,800	316
Avaya Holdings Corp., June Strike Price $4.00, Expires 6/17/22	88	8,800	4,840
Avaya Holdings Corp., June Strike Price $5.00, Expires 6/17/22	157	15,700	4,553
Bloom Energy Corp., June Strike Price $23.00, Expires 6/17/22	782	78,200	7,820
CBOE Volatility Index, June Strike Price $28.00, Expires 6/15/22	85	8,500	13,005
CBOE Volatility Index, June Strike Price $35.00, Expires 6/15/22	142	14,200	7,242
CBOE Volatility Index, July Strike Price $30.00, Expires 7/20/22	143	14,300	40,755
CBOE Volatility Index, July Strike Price $32.50, Expires 7/20/22	59	5,900	14,160
CBOE Volatility Index, July Strike Price $35.00, Expires 7/20/22	121	12,100	23,232
CBOE Volatility Index, August Strike Price $30.00, Expires 8/17/22	60	6,000	22,200
CBOE Volatility Index, August Strike Price $32.50, Expires 8/17/22	54	5,400	17,280
Chegg Inc., July Strike Price $35.00, Expires 7/15/22	73	7,300	438
Chewy Inc., June Strike Price $35.00, Expires 6/17/22	71	7,100	3,124
Chewy Inc., January Strike Price $30.00, Expires 1/20/23	142	14,200	71,000
CME 3-Month SOFR Futures, December Strike Price $98.19, Expires 12/16/22	89	222,500	9,456
Desktop Metal Inc., June Strike Price $2.50, Expires 6/17/22	73	7,300	365
E-mini S&P 500, June Strike Price $4,150.00, Expires 6/17/22	3	150	11,662
E-mini S&P 500, July Strike Price $4,400.00, Expires 7/29/22	3	150	6,488
E-mini S&P 500, July Strike Price $4,700.00, Expires 7/29/22	40	2,000	8,900
Enphase Energy Inc., June Strike Price $200.00, Expires 6/17/22	150	15,000	85,350
Hertz Global Holdings Inc., June Strike Price $22.50, Expires 6/17/22	61	6,100	1,952
iShares 20+ Year Treasury Bond ETF, September Strike Price $140.00, Expires 9/16/22	229	22,900	10,992
Kohl’s Corp., July Strike Price $62.50, Expires 7/15/22	90	9,000	1,350
Kohl’s Corp., July Strike Price $65.00, Expires 7/15/22	19	1,900	380
Kohl’s Corp., October Strike Price $42.50, Expires 10/21/22	38	3,800	20,900
Kohl’s Corp., October Strike Price $50.00, Expires 10/21/22	154	15,400	51,590
Momentive Global Inc., July Strike Price $15.00, Expires 7/15/22	93	9,300	4,417
Momentive Global Inc., July Strike Price $17.50, Expires 7/15/22	437	43,700	10,925
NCR Corp., July Strike Price $35.00, Expires 7/15/22	38	3,800	15,200
Nikola Corp., July Strike Price $11.00, Expires 7/15/22	233	23,300	7,223
Plug Power Inc., June Strike Price $27.50, Expires 6/17/22	710	71,000	2,840
SolarEdge Technologies Inc., June Strike Price $310.00, Expires 6/17/22	104	10,400	29,640
SPDR Gold Shares, September Strike Price $180.00, Expires 9/16/22	64	6,400	21,760
Stem Inc., July Strike Price $10.00, Expires 7/15/22	1,629	162,900	138,465
STOXX Europe 600 Telecommunications Price Index, June Strike Price 240.00 EUR, Expires 6/17/22	77	3,850	8,680
Sunnova Energy International PLC, July Strike Price $20.00, Expires 7/15/22	674	67,400	168,500
SunPower Corp., June Strike Price $22.00, Expires 6/17/22	1,267	126,700	15,204
Sunrun Inc., June Strike Price $25.00, Expires 6/17/22	814	81,400	214,896
Take-Two Interactive Software Inc., June Strike Price $170.00, Expires 6/17/22	8	800	40
Take-Two Interactive Software Inc., June Strike Price $195.00, Expires 6/17/22	18	1,800	540
Tronox Holdings PLC, August Strike Price $20.00, Expires 8/19/22	39	3,900	3,510
Twitter Inc., June Strike Price $55.00, Expires 6/17/22	108	10,800	540
Twitter Inc., October Strike Price $55.00, Expires 10/21/22	108	10,800	2,268
Vodafone Group PLC, June Strike Price 1.30 GBP, Expires 6/17/22	81	81,000	1,786
Vodafone Group PLC, July Strike Price $18.00, Expires 7/15/22	15	1,500	210
Vodafone Group PLC, July Strike Price $19.00, Expires 7/15/22	5	500	22
Warner Bros Discovery Inc., June Strike Price $25.00, Expires 6/17/22	235	23,500	470

60	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Calls – Exchange-Traded (continued)†
The Wendy’s Co., August Strike Price $20.00, Expires 8/19/22	33	3,300		$2,640
Zendesk Inc., July Strike Price $125.00, Expires 7/15/22	47	4,700		7,191

				1,100,074

Calls – Over-the-Counter 0.0%†
Healthcare Realty Trust Inc., Counterparty BZWS, August Strike Price $30.00, Expires 8/19/22	196	19,600		23,520

Currency Options 0.0%†
GBP/USD, Counterparty BZWS, May Strike Price 1.50 GBP, Expires 5/08/23	1	7,500,000	GBP	6,185
USD/PHP, Counterparty JPHQ, November Strike Price $55.50, Expires 11/14/22	1	1,350,000		8,153

				14,338

Puts – Exchange-Traded 0.4%
3 Month EURIBOR, December Strike Price 98.88 EUR, Expires 12/19/22	40	100,000		12,614
3 Month EURIBOR, December Strike Price 99.00 EUR, Expires 12/19/22	30	75,000		12,279
3 Month EURIBOR, December Strike Price 100.00 EUR, Expires 12/19/22	20	50,000		45,760
3 Month EURIBOR, December Strike Price 100.13 EUR, Expires 12/19/22	40	100,000		104,403
3 Month SOFR, August Strike Price $97.19, Expires 8/12/22	166	415,000		8,300
3 Month SOFR, August Strike Price $97.63, Expires 8/12/22	83	207,500		21,788
Ally Financial Inc., June Strike Price $35.00, Expires 6/17/22	177	17,700		2,655
Ally Financial Inc., September Strike Price $30.00, Expires 9/16/22	117	11,700		8,775
American Airlines Group Inc., January Strike Price $10.00, Expires 1/20/23	40	4,000		2,720
ARK Innovation ETF, June Strike Price $61.22, Expires 6/17/22	614	61,400		1,059,150
Callaway Golf Co., July Strike Price $18.00, Expires 7/15/22	260	26,000		11,050
Callaway Golf Co., July Strike Price $21.00, Expires 7/15/22	77	7,700		8,662
Capital One Financial Corp., September Strike Price $100.00, Expires 9/16/22	60	6,000		16,500
CarMax Inc., July Strike Price $75.00, Expires 7/15/22	193	19,300		24,125
CBOE Volatility Index, June Strike Price $28.00, Expires 6/15/22	165	16,500		50,325
CBOE Volatility Index, July Strike Price $30.00, Expires 7/20/22	124	12,400		62,000
CBOE Volatility Index, July Strike Price $32.50, Expires 7/20/22	102	10,200		71,400
Dollar Tree Inc., August Strike Price $110.00, Expires 8/19/22	32	3,200		2,496
E-mini S&P 500, June Strike Price $3,650.00, Expires 6/30/22	3	150		2,063
E-mini S&P 500, June Strike Price $3,850.00, Expires 6/30/22	3	150		5,288
Energy Select Sector SPDR Fund, June Strike Price $80.00, Expires 6/17/22	12	1,200		804
Eurodollar 1 Yr., June Strike Price $96.38, Expires 6/10/22	60	150,000		1,500
FTSE 100 Index, June Strike Price 7,100.00 GBP, Expires 6/17/22	19	190		4,190
The Home Depot Inc., August Strike Price $260.00, Expires 8/19/22	14	1,400		6,930
IMM Eurodollar, December Strike Price $96.00, Expires 12/19/22	89	222,500		13,350
IMM Eurodollar, December Strike Price $97.50, Expires 12/19/22	89	222,500		153,525
Invesco QQQ Trust Series 1, June Strike Price $295.00, Expires 6/17/22	88	8,800		35,904
Invesco QQQ Trust Series 1, June Strike Price $297.00, Expires 6/17/22	167	16,700		75,985
iShares Expanded Tech-Software Sector ETF, June Strike Price $280.00, Expires 6/17/22	45	4,500		32,670
iShares Russell 2000 ETF, June Strike Price $179.00, Expires 6/17/22	167	16,700		45,758
iShares Russell 2000 Value ETF, November Strike Price $150.00, Expires 11/18/22	882	88,200		904,050

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Puts – Exchange-Traded (continued)
JB Hunt Transport Services Inc., January Strike Price $165.00, Expires 1/20/23	65	6,500		$88,075
Kohl’s Corp., July Strike Price $42.50, Expires 7/15/22	366	36,600		250,710
Lowe’s Cos. Inc., August Strike Price $170.00, Expires 8/19/22	25	2,500		10,875
Medical Properties Trust Inc., July Strike Price $15.00, Expires 7/15/22	356	35,600		4,272
New Residential Investment Corp., August Strike Price $9.00, Expires 8/19/22	527	52,700		7,905
Norfolk Southern Corp., January Strike Price $250.00, Expires 1/20/23	91	9,100		242,970
S&P 500 Index, June Strike Price $3,700.00, Expires 6/17/22	33	3,300		21,945
Safehold Inc., June Strike Price $45.00, Expires 6/17/22	58	5,800		14,935
SPDR S&P 500 ETF Trust, August Strike Price $380.00, Expires 8/19/22	175	17,500		148,750
SPDR S&P 500 ETF Trust, November Strike Price $350.00, Expires 11/18/22	680	68,000		623,560
SPDR S&P Regional Banking ETF, June Strike Price $55.00, Expires 6/17/22	182	18,200		2,002
Synchrony Financial, June Strike Price $32.00, Expires 6/17/22	177	17,700		4,425
Synchrony Financial, September Strike Price $30.00, Expires 9/16/22	93	9,300		11,811
Take-Two Interactive Software Inc., June Strike Price $8.00, Expires 6/17/22	257	25,700		771
Tenneco Inc., January Strike Price $12.00, Expires 1/20/23	455	45,500		36,400
Toll Brothers Inc., September Strike Price $40.00, Expires 9/16/22	54	5,400		7,830
Twitter Inc., October Strike Price $42.00, Expires 10/21/22	72	7,200		48,780
Twitter Inc., January Strike Price $42.00, Expires 1/20/23	31	3,100		22,630
U.S. Treasury 10 Yr. Note, June Strike Price $115.00, Expires 6/24/22	80	80,000		3,750
U.S. Treasury 10 Yr. Note, June Strike Price $118.50, Expires 6/24/22	40	40,000		20,000
Utilities Select Sector SPDR Fund, June Strike Price $74.00, Expires 6/17/22	1,471	147,100		148,571
VanEck Semiconductor ETF, August Strike Price $200.00, Expires 8/19/22	30	3,000		13,050
Vodafone Group PLC, August Strike Price 1.15 GBP, Expires 8/19/22	1,689	1,689,000		53,208

				4,594,244

Puts – Over-the-Counter 0.0%†
B&G Foods Inc., Counterparty CITI, August Strike Price $20.00, Expires 8/19/22	118	11,800		11,800
B&G Foods Inc., Counterparty CITI, November Strike Price $17.50, Expires 11/18/22	97	9,700		11,155
B&G Foods Inc., Counterparty CITI, November Strike Price $20.00, Expires 11/18/22	162	16,200		29,970
Casino Guichard Perrachon SA, Counterparty CITI, September Strike Price 10.00 EUR, Expires 9/16/22	26	2,600		726
DAX Index, Counterparty CITI, June Strike Price 12,500.00 EUR, Expires 6/17/22	28	140		1,310
H & M Hennes & Mauritz AB, Counterparty CITI, June Strike Price 105.00 SEK, Expires 6/17/22	222	22,200		795
HP Inc., Counterparty BOFA, August Strike Price $34.00, Expires 8/19/22	193	19,300		25,476

				81,232

Currency Options 0.0%†
EUR/USD, Counterparty JPHQ, September Strike Price 1.05 EUR, Expires 9/30/22	1	81,450	EUR	18,650

Total Options Purchased (Cost $6,591,004)				5,832,058

Total Investments before Short Term Investments (Cost $953,886,623)				965,604,461

62	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
	Short Term Investments 17.8%
	Money Market Funds 15.7%
q,r	Dreyfus Government Cash Management, Institutional, 0.70%	United States	35,667,931	$35,667,931
q	Fidelity Investments Money Market Government Portfolio, Institutional, 0.62%	United States	163,558,455	163,558,455

	Total Money Market Funds (Cost $199,226,386)			199,226,386

s	Investments from Cash Collateral Received for Loaned Securities 0.5%
	Money Market Funds 0.4%
q,t	Institutional Fiduciary Trust Money Market Portfolio, 0.437%	United States	4,937,000	4,937,000

			Principal Amount*
	Repurchase Agreements 0.1%
u	Joint Repurchase Agreement, 0.77%, 6/01/22 (Maturity Value $1,058,194)	United States	1,058,171	1,058,171
	J.P. Morgan Securities LLC Collateralized by U.S. Government Agency Obligations, 0.75% - 2.625%, 5/31/26 - 5/31/27 (valued at $1,079,335)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $5,995,171)			5,995,171

	U.S. Government and Agency Securities 1.6%
v	Federal Home Loan Bank Discount Notes, 6/01/22	United States	7,900,000	7,900,000
v	U.S. Treasury Bill, 10/13/22	United States	12,000,000	11,942,082

	Total U.S. Government and Agency Securities (Cost $19,843,776)			19,842,082

	Total Investments (Cost $1,178,951,956) 93.9%			1,190,668,100
	Options Written (0.1)%			(1,966,832)
	Securities Sold Short (17.7)%			(224,344,875)
	Other Assets, less Liabilities 23.9%			302,758,385

	Net Assets 100.0%			$1,267,114,778

		Number of Contracts	Notional Amount#
w	Options Written (0.1)%
	Calls – Exchange-Traded (0.0)%†
	3 Month EURIBOR, December Strike Price 99.63 EUR, Expires 12/19/22	40	100,000	(5,099)
	3 Month EURIBOR, December Strike Price 100.13 EUR, Expires 12/19/22	40	100,000	(805)
	AbbVie Inc., June Strike Price $165.00, Expires 6/17/22	6	600	(54)
	Activision Blizzard Inc., August Strike Price $85.00, Expires 8/19/22	115	11,500	(8,625)
	American Tower Corp., June Strike Price $270.00, Expires 6/17/22	2	200	(250)
	Bristol-Myers Squibb Co., June Strike Price $80.00, Expires 6/17/22	7	700	(168)
	Callaway Golf Co., July Strike Price $27.00, Expires 7/15/22	260	26,000	(4,550)
	CME 3-Month SOFR Futures, December Strike Price $98.50, Expires 12/16/22	89	222,500	(5,563)
	CME 3-Month SOFR Futures, December Strike Price $98.88, Expires 12/16/22	89	222,500	(2,781)
	The Coca-Cola Co., June Strike Price $67.50, Expires 6/17/22	17	1,700	(119)
	Cummins Inc., June Strike Price $210.00, Expires 6/17/22	1	100	(550)
	Deere & Co., June Strike Price $420.00, Expires 6/17/22	1	100	(26)
	Duke Energy Corp., June Strike Price $115.00, Expires 6/17/22	5	500	(375)
	E-mini S&P 500, June Strike Price $4,245.00, Expires 6/17/22	3	150	(5,550)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#		Value
w	Options Written (continued)
	Calls – Exchange-Traded (continued)†
	E-mini S&P 500, July Strike Price $4,500.00, Expires 7/29/22	2	100		$(2,200)
	E-mini S&P 500, July Strike Price $4,800.00, Expires 7/29/22	29	1,450		(3,045)
	Hertz Global Holdings Inc., June Strike Price $32.50, Expires 6/17/22	55	5,500		(110)
	The Home Depot Inc., June Strike Price $300.00, Expires 6/17/22	1	100		(950)
	Invesco QQQ Trust Series 1, June Strike Price $325.00, Expires 6/17/22	40	4,000		(8,800)
	iShares Expanded Tech-Software Sector ETF, June Strike Price $295.00, Expires 6/17/22	45	4,500		(28,485)
	Johnson & Johnson, June Strike Price $185.00, Expires 6/17/22	7	700		(630)
	Kohl’s Corp., July Strike Price $42.50, Expires 7/15/22	154	15,400		(65,450)
	Kohl’s Corp., July Strike Price $70.00, Expires 7/15/22	90	9,000		(540)
	Lockheed Martin Corp., June Strike Price $470.00, Expires 6/17/22	1	100		(115)
	Merck & Co. Inc., June Strike Price $92.50, Expires 6/17/22	12	1,200		(1,764)
	Microchip Technology Inc., June Strike Price $75.00, Expires 6/17/22	7	700		(805)
	Momentive Global Inc., July Strike Price $22.50, Expires 7/15/22	530	53,000		(2,650)
	Newmont Corp., June Strike Price $77.50, Expires 6/17/22	8	800		(80)
	The Procter & Gamble Co., June Strike Price $165.00, Expires 6/17/22	7	700		(77)
	Safehold Inc., July Strike Price $75.00, Expires 7/15/22	116	11,600		(12,180)
	Starbucks Corp., June Strike Price $80.00, Expires 6/17/22	9	900		(1,566)
	Take-Two Interactive Software Inc., June Strike Price $11.00, Expires 6/17/22	652	65,200		(652)
	Take-Two Interactive Software Inc., June Strike Price $190.00, Expires 6/17/22	8	800		(24)
	Twitter Inc., June Strike Price $46.00, Expires 6/17/22	69	6,900		(2,484)
	Vodafone Group PLC, August Strike Price 1.40 GBP, Expires 8/19/22	622	622,000		(15,676)
	Walmart Inc., June Strike Price $160.00, Expires 6/17/22	7	700		(7)
	The Wendy’s Co., August Strike Price $23.00, Expires 8/19/22	33	3,300		(825)
	Zendesk Inc., July Strike Price $145.00, Expires 7/15/22	47	4,700		(893)

					(184,523)

	Calls – Over-the-Counter (0.0)%†
	Preferred Apartment Communities Inc., Counterparty BZWS, July Strike Price $25.00, Expires 7/15/22	18	1,800		(54)

	Currency Options (0.0)%†
	GBP/USD, Counterparty BZWS, May Strike Price 0.75 GBP, Expires 5/08/23	1	7,500,000	GBP	(1,697)

	Puts – Exchange-Traded (0.1)%
	3 Month EURIBOR, December Strike Price 99.13 EUR, Expires 12/19/22	40	100,000		(21,471)
	3 Month EURIBOR, December Strike Price 99.25 EUR, Expires 12/19/22	20	50,000		(13,822)
	3 Month EURIBOR, December Strike Price 99.50 EUR, Expires 12/19/22	30	75,000		(33,414)
	3 Month EURIBOR, December Strike Price 99.88 EUR, Expires 12/19/22	40	100,000		(78,638)
	3 Month SOFR, August Strike Price $97.38, Expires 8/12/22	166	415,000		(15,563)
	3 Month SOFR, August Strike Price $97.50, Expires 8/12/22	83	207,500		(12,450)
	Activision Blizzard Inc., August Strike Price $75.00, Expires 8/19/22	244	24,400		(47,580)
	ARK Innovation ETF, June Strike Price $52.22, Expires 6/17/22	614	61,400		(564,880)
	CarMax Inc., July Strike Price $65.00, Expires 7/15/22	193	19,300		(8,685)
	E-mini S&P 500, June Strike Price $3,750.00, Expires 6/30/22	6	300		(6,675)
	Energy Select Sector SPDR Fund, June Strike Price $70.00, Expires 6/17/22	12	1,200		(120)
	Eurodollar 1 Yr., June Strike Price $96.25, Expires 6/10/22	60	150,000		(375)
	FTSE 100 Index, June Strike Price 6,800.00 GBP, Expires 6/17/22	19	190		(1,915)

64	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#		Value
w	Options Written (continued)
	Puts – Exchange-Traded (continued)
	IMM Eurodollar, December Strike Price $96.50, Expires 12/19/22	178	445,000		$(65,637)
	Invesco QQQ Trust Series 1, June Strike Price $287.00, Expires 6/17/22	125	12,500		(31,375)
	iShares iBoxx $ Investment Grade Corporate Bond ETF, November Strike Price $109.00, Expires 11/18/22	680	68,000		(140,420)
	iShares iBoxx High Yield Corporate Bond ETF, November Strike Price $74.00, Expires 11/18/22	680	68,000		(109,140)
	iShares Russell 2000 ETF, June Strike Price $169.00, Expires 6/17/22	167	16,700		(14,362)
	Kohl’s Corp., July Strike Price $30.00, Expires 7/15/22	385	38,500		(54,285)
	Kohl’s Corp., July Strike Price $47.50, Expires 7/15/22	90	9,000		(86,850)
	Kohl’s Corp., October Strike Price $30.00, Expires 10/21/22	38	3,800		(10,450)
	Safehold Inc., June Strike Price $35.00, Expires 6/17/22	58	5,800		(1,740)
	SPDR S&P 500 ETF Trust, November Strike Price $320.00, Expires 11/18/22	680	68,000		(379,440)
	Tronox Holdings PLC, August Strike Price $16.00, Expires 8/19/22	39	3,900		(3,510)
	Twitter Inc., October Strike Price $33.00, Expires 10/21/22	72	7,200		(21,924)
	Twitter Inc., January Strike Price $33.00, Expires 1/20/23	31	3,100		(12,555)
	U.S. Treasury 10 Yr. Note, June Strike Price $116.50, Expires 6/24/22	120	120,000		(15,000)
	Utilities Select Sector SPDR Fund, June Strike Price $68.00, Expires 6/17/22	1,471	147,100		(14,710)
	Vodafone Group PLC, August Strike Price 1.00 GBP, Expires 8/19/22	216	216,000		(1,361)
	Vodafone Group PLC, August Strike Price 1.10 GBP, Expires 8/19/22	381	381,000		(7,201)

					(1,775,548)

	Puts – Over-the-Counter (0.0)%†
	DAX Index, Counterparty CITI, June Strike Price $11,900.00, Expires 6/17/22	28	2,800		(518)

	Currency Options (0.0)%†
	EUR/USD, Counterparty JPHQ, September Strike Price 1.00 EUR, Expires 9/30/22	1	81,450	EUR	(4,492)

	Total Options Written (Premiums Received $2,077,957)				(1,966,832)

		Country	Shares
x	Securities Sold Short (17.7)%
	Common Stocks (5.9)%
	Aerospace & Defense (0.0)%†
	Kaman Corp.	United States	5,880		(212,915)
	Parsons Corp.	United States	591		(23,073)
	Virgin Galactic Holdings Inc.	United States	29,354		(205,771)

					(441,759)

	Air Freight & Logistics (0.1)%
	GXO Logistics Inc.	United States	735		(39,889)
	United Parcel Service Inc., B	United States	4,805		(875,711)

					(915,600)

	Airlines (0.2)%
	American Airlines Group Inc.	United States	38,876		(694,714)
	Cathay Pacific Airways Ltd.	Hong Kong	698,700		(730,426)
	Copa Holdings SA, A	Panama	14,202		(1,004,081)

franklintempleton.com	Annual Report	65

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
x	Securities Sold Short (continued)
	Common Stocks (continued)
	Airlines (continued)
	GOL Linhas Aereas Inteligentes SA, ADR	Brazil	13,987	$(85,181)
	Jetblue Airways Corp.	United States	1,982	(21,287)

				(2,535,689)

	Auto Components (0.1)%
	Luminar Technologies Inc., A	United States	32,250	(333,465)
	Patrick Industries Inc.	United States	1,242	(74,656)
	Quantumscape Corp., A	United States	17,167	(219,566)

				(627,687)

	Automobiles (0.2)%
	Fisker Inc.	United States	54,222	(562,824)
	Li Auto Inc., ADR	China	23,886	(598,822)
	Lucid Group Inc.	United States	29,504	(595,391)
	NIO Inc., ADR	China	3,200	(55,648)
	Tesla Inc.	United States	498	(377,614)

				(2,190,299)

	Banks (0.0)%†
	Hope Bancorp Inc.	United States	9,255	(134,938)

	Biotechnology (0.4)%
	Ascendis Pharma A/S, ADR	Denmark	1,175	(99,299)
	Avid Bioservices Inc.	United States	28,841	(385,604)
	Coherus Biosciences Inc.	United States	33,746	(247,696)
	Dynavax Technologies Corp.	United States	118,394	(1,404,153)
	Global Blood Therapeutics Inc.	United States	2,530	(63,098)
	Gossamer Bio Inc.	United States	33,305	(234,800)
	Insmed Inc.	United States	29,213	(549,789)
	Intercept Pharmaceuticals Inc.	United States	49,868	(902,611)
	Ionis Pharmaceuticals Inc.	United States	3,061	(111,788)
	Karyopharm Therapeutics Inc.	United States	26,674	(167,513)
	Mannkind Corp.	United States	216,430	(904,677)
	Pharming Group NV	Netherlands	37,962	(31,234)
	Travere Therapeutics Inc.	United States	20,805	(484,964)

				(5,587,226)

	Capital Markets (0.2)%
	Ares Capital Corp.	United States	74,136	(1,436,756)
	Owl Rock Capital Corp.	United States	54,359	(737,108)

				(2,173,864)

	Chemicals (0.2)%
	Albemarle Corp.	United States	2,553	(664,852)
	Amyris Inc.	United States	102,935	(262,484)
	Danimer Scientific Inc.	United States	41,311	(181,355)
	Livent Corp.	United States	6,915	(219,828)
	The Sherwin-Williams Co.	United States	3,412	(914,553)

				(2,243,072)

	Communications Equipment (0.2)%
	Adtran Inc.	United States	103,819	(1,923,766)

	Construction & Engineering (0.0)%†
	Granite Construction Inc.	United States	13,489	(440,416)

	Consumer Finance (0.1)%
	EZCORP Inc., A	United States	53,938	(408,850)
	LendingTree Inc.	United States	259	(16,345)

66	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
x	Securities Sold Short (continued)
	Common Stocks (continued)
	Consumer Finance (continued)
	PRA Group Inc.	United States	17,553	$(649,461)
	Upstart Holdings Inc.	United States	599	(30,190)
	Zip Co. Ltd.	Australia	23,000	(15,018)

				(1,119,864)

	Diversified Consumer Services (0.0)%†
	Chegg Inc.	United States	1,670	(32,498)

	Diversified Telecommunication Services (0.0)%†
	Bandwidth Inc., A	United States	2,200	(46,288)
	Radius Global Infrastructure Inc., A	United States	36,423	(542,703)

				(588,991)

	Electric Utilities (0.4)%
	American Electric Power Co. Inc.	United States	8,635	(881,029)
	NRG Energy Inc.	United States	23,651	(1,088,892)
	The Southern Co.	United States	47,417	(3,587,570)

				(5,557,491)

	Electrical Equipment (0.3)%
	Array Technologies Inc.	United States	26,156	(289,808)
	Blink Charging Co.	United States	11,845	(188,691)
	Bloom Energy Corp., A	United States	29,191	(511,426)
	Chargepoint Holdings Inc.	United States	34,094	(436,062)
	Rockwell Automation Inc.	United States	8,653	(1,844,820)

				(3,270,807)

	Electronic Equipment, Instruments & Components (0.1)%
	II-VI Inc.	United States	5,256	(328,500)
	Itron Inc.	United States	12,389	(639,396)
	OSI Systems Inc.	United States	77	(6,462)
	PAR Technology Corp.	United States	8,340	(313,417)
	Vishay Intertechnology Inc.	United States	10,759	(219,914)

				(1,507,689)

	Energy Equipment & Services (0.1)%
	Helix Energy Solutions Group Inc.	United States	150,058	(696,269)

	Entertainment (0.2)%
	Cinemark Holdings Inc.	United States	67,002	(1,137,694)
	The Marcus Corp.	United States	60,949	(955,071)
	Sea Ltd., ADR	Taiwan	1,955	(161,600)
	Spotify Technology SA	United States	419	(47,251)

				(2,301,616)

	Equity Real Estate Investment Trusts (REITs) (0.1)%
	Braemar Hotels & Resorts Inc.	United States	59,633	(345,871)
	Pebblebrook Hotel Trust	United States	33,493	(753,928)
	Summit Hotel Properties Inc.	United States	22,458	(196,283)

				(1,296,082)

	Food & Staples Retailing (0.1)%
	The Chefs’ Warehouse Inc.	United States	37,931	(1,355,275)

	Gas Utilities (0.2)%
	Atmos Energy Corp.	United States	22,749	(2,645,936)

	Health Care Equipment & Supplies (0.3)%
	Cutera Inc.	United States	24,574	(1,105,584)
	Mesa Laboratories Inc.	United States	831	(173,887)

franklintempleton.com	Annual Report	67

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
x	Securities Sold Short (continued)
	Common Stocks (continued)
	Health Care Equipment & Supplies (continued)
	NuVasive Inc.	United States	11,292	$(648,274)
	Tandem Diabetes Care Inc.	United States	2,650	(180,650)
	Varex Imaging Corp.	United States	49,695	(1,144,973)

				(3,253,368)

	Health Care Providers & Services (0.0)%†
	PetIQ Inc., A	United States	12,940	(222,050)

	Health Care Technology (0.0)%†
	Evolent Health Inc., A	United States	12,695	(357,110)

	Hotels, Restaurants & Leisure (0.1)%
	Airbnb Inc., A	United States	180	(21,757)
	Light & Wonder Inc.	United States	2,262	(119,434)
	Norwegian Cruise Line Holdings Ltd.	United States	39,122	(626,343)
	Royal Caribbean Cruises Ltd.	United States	9,621	(558,691)

				(1,326,225)

	Insurance (0.0)%†
	HCI Group Inc.	United States	3,971	(269,909)

	Interactive Media & Services (0.0)%†
	fuboTV Inc.	United States	2,802	(9,219)
	Snap Inc., A	United States	20,677	(291,752)

				(300,971)

	Internet & Direct Marketing Retail (0.1)%
e	Delivery Hero SE, 144A	Saudi Arabia	2,949	(113,738)
	Fiverr International Ltd.	Israel	1,865	(78,908)
	Groupon Inc., A	United States	6,854	(105,894)
e	Just Eat Takeaway.Com NV, 144A	United Kingdom	589	(13,108)
	Porch Group Inc.	United States	36,208	(149,177)
	Wayfair Inc., A	United States	594	(35,278)
	Xometry Inc., A	United States	9,996	(339,964)

				(836,067)

	IT Services (0.1)%
	Affirm Holdings Inc., A	United States	1,820	(51,870)
	Digitalocean Holdings Inc.	United States	6,225	(304,091)
	i3 Verticals Inc., A	United States	9,812	(228,816)
	Repay Holdings Corp., A	United States	13,846	(172,383)

				(757,160)

	Life Sciences Tools & Services (0.0)%†
	Inotiv Inc.	United States	5,099	(78,015)

	Machinery (0.1)%
	Caterpillar Inc.	United States	4,081	(880,884)
	The Greenbrier Cos. Inc.	United States	9,254	(385,059)
	NFI Group Inc.	Canada	2,961	(28,326)

				(1,294,269)

	Marine (0.4)%
	A.P. Moeller-Maersk AS, B	Denmark	708	(2,074,711)
	Eagle Bulk Shipping Inc.	United States	27,089	(1,984,540)
	ZIM Integrated Shipping Services Ltd.	Israel	17,503	(1,114,416)

				(5,173,667)

68	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
x	Securities Sold Short (continued)
	Common Stocks (continued)
	Media (0.1)%
	Dish Network Corp., A	United States	6,909	$(157,733)
	Magnite Inc.	United States	2,628	(28,882)
	Paramount Global, B	United States	3,700	(127,021)
	Sirius XM Holdings Inc.	United States	139,795	(894,688)
	Techtarget Inc.	United States	4,627	(328,933)

				(1,537,257)

	Metals & Mining (0.3)%
	Century Aluminum Co.	United States	21,312	(251,482)
	Ivanhoe Mines Ltd., A	Canada	76,175	(580,565)
	Lithium Americas Corp.	Canada	11,612	(284,842)
	MP Materials Corp.	United States	13,708	(540,506)
	United States Steel Corp.	United States	108,663	(2,724,181)

				(4,381,576)

	Mortgage Real Estate Investment Trusts (REITs) (0.2)%
	Arbor Realty Trust Inc.	United States	41,684	(684,451)
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	United States	3,688	(140,402)
	KKR Real Estate Finance Trust Inc.	United States	10,614	(216,738)
	PennyMac Mortgage Investment Trust	United States	31,245	(505,544)
	Redwood Trust Inc.	United States	2,270	(23,154)
	Starwood Property Trust Inc.	United States	9,698	(231,685)
	Two Harbors Investment Corp.	United States	52,276	(279,154)

				(2,081,128)

	Multiline Retail (0.0)%†
	Kohl’s Corp.	United States	5,726	(230,872)

	Oil, Gas & Consumable Fuels (0.1)%
	CNX Resources Corp.	United States	6,718	(145,915)
	Kinder Morgan Inc.	United States	69,350	(1,365,501)

				(1,511,416)

	Personal Products (0.0)%†
	The Beauty Health Co.	United States	16,830	(240,164)
	Herbalife Nutrition Ltd.	United States	770	(16,778)

				(256,942)

	Pharmaceuticals (0.1)%
	Aerie Pharmaceuticals Inc.	United States	4,131	(21,399)
	Avadel Pharmaceuticals PLC, ADR	United States	69,587	(153,787)
	Canopy Growth Corp.	Canada	1,317	(6,591)
	Collegium Pharmaceutical Inc.	United States	20,856	(325,771)
	Innoviva Inc.	United States	31,913	(484,120)
	Omeros Corp.	United States	28,762	(71,330)
	Pacira Biosciences Inc.	United States	5,621	(355,528)
	Revance Therapeutics Inc.	United States	21,253	(290,741)

				(1,709,267)

	Professional Services (0.0)%†
	Upwork Inc.	United States	1,365	(24,911)

	Real Estate Management & Development (0.0)%†
	Opendoor Technologies Inc.	United States	38,822	(280,683)
	Realogy Holdings Corp.	United States	13,985	(173,134)
	Redfin Corp.	United States	4,823	(47,266)

				(501,083)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
x	Securities Sold Short (continued)
	Common Stocks (continued)
	Road & Rail (0.2)%
	J.B. Hunt Transport Services Inc.	United States	5,108	$(881,539)
	Old Dominion Freight Line Inc.	United States	5,338	(1,378,485)

				(2,260,024)

	Semiconductors & Semiconductor Equipment (0.1)%
	ams AG	Austria	10,167	(124,917)
	Sunpower Corp., A	United States	13,966	(246,779)
	Veeco Instruments Inc.	United States	38,638	(828,013)

				(1,199,709)

	Software (0.2)%
	Alteryx Inc., A	United States	956	(53,201)
	Avaya Holdings Corp.	United States	21,665	(79,944)
	Bentley Systems Inc., B	United States	4,854	(166,880)
	Blackline Inc.	United States	1,492	(109,244)
	Coupa Software Inc.	United States	1,115	(76,701)
	Dye & Durham Ltd.	Canada	6,129	(112,758)
	Envestnet Inc.	United States	1,469	(97,865)
	Everbridge Inc.	United States	2,041	(84,314)
	Mitek Systems Inc.	United States	14,953	(134,876)
	NortonLifeLock Inc.	United States	6,862	(167,021)
	Nutanix Inc., A	United States	1,198	(19,408)
	Palo Alto Networks Inc.	United States	3,730	(1,875,369)
	RingCentral Inc., A	United States	529	(33,401)
	Veritone Inc.	United States	13,279	(103,311)

				(3,114,293)

	Specialty Retail (0.1)%
	Guess? Inc.	United States	40,605	(847,020)
	Shift Technologies Inc.	United States	120,317	(125,130)

				(972,150)

	Trading Companies & Distributors (0.1)%
	United Rentals Inc.	United States	2,822	(841,464)

	Water Utilities (0.1)%
	American Water Works Co. Inc.	United States	5,703	(862,579)

	Total Common Stocks (Proceeds $90,020,090)			(74,940,316)

	Exchange Traded Funds (9.8)%
	ARK Innovation ETF	United States	19,356	(853,406)
	Health Care Select Sector SPDR Fund	United States	36,980	(4,889,865)
	Invesco QQQ Series 1 ETF	United States	12,898	(3,976,195)
	Invesco Solar ETF	United States	15,456	(1,098,922)
	iShares Iboxx $ High Yield Corporate Bond ETF	United States	121,194	(9,634,923)
	iShares Nasdaq Biotechnology ETF	United States	18,591	(2,169,012)
	iShares PHLX Semiconductor ETF	United States	11,732	(4,999,474)
	iShares Russell 1000 ETF	United States	245,418	(55,805,599)
	iShares Russell 2000 Growth ETF	United States	47,608	(10,496,136)
	iShares Russell 2000 Value ETF	United States	5,494	(833,385)
	iShares Russell Mid-Cap Growth ETF	United States	303,377	(26,014,578)
	SPDR Bloomberg High Yield Bond ETF	United States	23,563	(2,323,783)
	SPDR S&P 500 ETF Trust	United States	3,797	(1,567,895)

	Total Exchange Traded Funds (Proceeds $137,763,825)			(124,663,173)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
x	Securities Sold Short (continued)
	Corporate Bonds and Notes (0.8)%
	Airlines (0.0)%†
e	Air France-KLM, senior note, Reg S, 3.00%, 7/01/24	France	200,000	EUR	$(211,484)

	Auto Components (0.0)%†
e	Wheel Pros Inc., senior note, 144A, 6.50%, 5/15/29	United States	258,000		(184,401)

	Automobiles (0.1)%
	Ford Motor Credit Co. LLC, senior note, 4.95%, 5/28/27	United States	906,000		(902,885)
	General Motors Co., senior bond, 4.20%, 10/01/27	United States	146,000		(141,634)

					(1,044,519)

	Banks (0.1)%
e,h	Industrial & Commercial Bank of China Ltd., junior sub. note, Reg S, 3.20% to 9/24/26, FRN thereafter, Perpetual	China	761,000		(737,092)

	Construction & Engineering (0.1)%
e	Bouygues SA, senior note, Reg S, 1.125%, 7/24/28	France	100,000	EUR	(101,433)
	Fluor Corp., senior bond, 4.25%, 9/15/28	United States	914,000		(871,773)
e	Tutor Perini Corp., senior note, 144A, 6.875%, 5/01/25	United States	525,000		(489,240)

					(1,462,446)

	Consumer Finance (0.1)%
	Onemain Finance Corp., senior note, 7.125%, 3/15/26	United States	510,000		(523,132)
	3.875%, 9/15/28	United States	402,000		(348,107)

					(871,239)

	Diversified Consumer Services (0.0)%†
e	Paysafe Finance PLC / Paysafe Holdings US Corp., senior secured note, Reg S, 3.00%, 6/15/29	United States	144,000	EUR	(129,586)

	Diversified Financial Services (0.1)%
e	Kronos Acquisition Holdings Inc. / KIK Custom Products Inc., senior note, 144A, 7.00%, 12/31/27	Canada	549,000		(441,635)
e	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	495,000		(441,401)

					(883,036)

	Diversified Telecommunication Services (0.0)%†
e	Iliad Holding SASU, senior secured note, Reg S, 5.625%, 10/15/28	France	338,000	EUR	(344,222)

	Food & Staples Retailing (0.1)%
e	Chobani LLC / Chobani Finance Corp. Inc., senior note, 144A, 7.50%, 4/15/25	United States	519,000		(491,716)
	Koninklijke Ahold Delhaize NV, senior bond, 5.70%, 10/01/40	Netherlands	603,000		(655,376)
e	Sigma Holdco BV, senior note, 144A, 7.875%, 5/15/26	Netherlands	86,000		(59,047)

					(1,206,139)

	Health Care Providers & Services (0.0)%†
e	Air Methods Corp., senior note, 144A, 8.00%, 5/15/25	United States	235,000		(162,968)

	Hotels, Restaurants & Leisure (0.0)%†
e	Royal Caribbean Cruises Ltd., senior note, 144A, 5.50%, 4/01/28	United States	287,000		(242,717)

	Leisure Products (0.0)%†
	Brunswick Corp., senior bond, 4.40%, 9/15/32	United States	452,000		(407,779)

	Media (0.1)%
	iHeartCommunications Inc., senior note, 8.375%, 5/01/27	United States	407,000		(382,478)
e	Scripps Escrow II Inc., senior bond, 144A, 5.375%, 1/15/31	United States	145,000		(127,310)

					(509,788)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
x	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels (0.0)%†
	Apache Corp., senior bond, 4.375%, 10/15/28	United States	24,000		$(22,982)

	Pharmaceuticals (0.0)%†
e	Bausch Health Cos. Inc., senior secured note, 144A, 6.125%, 2/01/27	United States	300,000		(274,200)
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 3.15%, 10/01/26	Israel	80,000		(71,086)

					(345,286)

	Road & Rail (0.0)%†
e	The Go-Ahead Group PLC, senior note, Reg S, 2.50%, 7/06/24	United Kingdom	155,000	GBP	(188,747)

	Specialty Retail (0.1)%
e	At Home Group Inc., senior note, 144A, 7.125%, 7/15/29	United States	107,000		(72,564)
e	Matalan Finance PLC, senior secured note, Reg S, 6.75%, 1/31/23	United Kingdom	128,000	GBP	(138,157)
	QVC Inc., senior secured note, 4.75%, 2/15/27	United States	162,000		(140,262)
e	Rent-A-Center Inc., senior note, 144A, 6.375%, 2/15/29	United States	519,000		(455,762)

					(806,745)

	Total Corporate Bonds and Notes (Proceeds $10,485,717)				(9,761,176)

	Foreign Government and Agency Securities (0.1)%
e	Government of Italy, senior bond, Reg S, 0.95%, 6/01/32	Italy	482,000	EUR	(422,132)
	Government of Turkey, senior bond, 5.75%, 3/22/24	Turkey	573,000		(551,750)
	senior bond, 7.375%, 2/05/25	Turkey	369,000		(359,975)
	senior note, 7.25%, 12/23/23	Turkey	437,000		(438,385)

	Total Foreign Government and Agency Securities (Proceeds $1,868,979)				(1,772,242)

	U.S. Government and Agency Securities (1.1)%
	U.S. Treasury Bond, 2.375%, 2/15/42	United States	397,600		(344,359)
	1.875%, 11/15/51	United States	1,366,300		(1,041,377)
	2.25%, 2/15/52	United States	242,200		(202,653)
	U.S. Treasury Note, 2.50%, 4/30/24	United States	9,289,000		(9,286,823)
	2.75%, 4/30/27	United States	1,866,000		(1,859,367)
	1.875%, 2/15/32	United States	358,000		(328,185)
	2.875%, 5/15/32	United States	145,000		(145,204)

	Total U.S. Government and Agency Securities (Proceeds $13,382,164)				(13,207,968)

	Total Securities Sold Short (Proceeds $253,520,775)				$(224,344,875)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is held in connection with written option contracts open at period end.

cA portion or all of the security is on loan at May 31, 2022. See Note 1(g).

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

dA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/or open written option contracts. At May 31, 2022, the aggregate value of these securities and/or cash pledged amounted to $214,955,608, representing 17.0% of net assets.

eSecurity was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At May 31, 2022, the net value of these securities was $279,392,689, representing 22.0% of net assets.

fFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

gSee Note 9 regarding investments in Russian securities.

hPerpetual security with no stated maturity date.

iThe coupon rate shown represents the rate at period end.

jIncome may be received in additional securities and/or cash.

kSee Note 7 regarding defaulted securities.

lSee Note 1(i) regarding senior floating rate interests.

mSee Note 11 regarding unfunded loan commitments.

nPrincipal amount is stated in 100 Mexican Peso Units.

oThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

pAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

qThe rate shown is the annualized seven-day effective yield at period end.

rA portion or all of the security is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(h).

sSee Note 1(g) regarding securities on loan.

tSee Note 3(f) regarding investments in affiliated management investment companies.

uSee Note 1(c) regarding joint repurchase agreement.

vThe security was issued on a discount basis with no stated coupon rate.

wSee Note 1(d) regarding written options.

xSee Note 1(f) regarding securities sold short.

At May 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a]
Aluminum	Long	11	$760,031	6/13/22	$(93,888)
Aluminum	Short	11	760,031	6/13/22	217,610
Aluminum	Long	6	418,650	9/19/22	(18,981)
Brent Crude Oil	Long	9	1,040,400	6/30/22	68,506
Cocoa	Short	10	219,762	7/14/22	4,182
Coffee	Long	5	433,594	7/19/22	17,442
Copper	Long	6	1,417,725	6/13/22	(51,972)
Copper	Short	6	1,417,725	6/13/22	126,969
Copper	Long	2	214,800	7/27/22	(16,304)
Corn	Long	34	1,280,950	7/14/22	2,843
Cotton	Long	10	694,900	7/07/22	11,682
Gasoline	Long	8	1,315,843	6/30/22	114,038
Gold 100 Oz	Long	3	554,520	8/29/22	(3,527)
Hard Red Winter Wheat	Long	11	641,025	7/14/22	(21,618)
Low Sulphur Gas Oil	Long	7	839,300	7/12/22	102,014
Natural Gas	Long	11	895,950	6/28/22	43,465
NY Harbor	Long	5	826,350	6/30/22	52,846
Silver	Short	4	433,760	7/27/22	65,896
Soybean Meal	Long	14	580,720	7/14/22	(52,789)
Soybean Oil	Long	12	561,024	7/14/22	40,227
Soybeans	Long	24	2,019,900	7/14/22	42,145
Sugar	Long	30	651,840	6/30/22	(12,013)
Wheat	Long	8	435,000	7/14/22	(56,410)
WTI Crude Oil	Long	9	1,032,030	6/21/22	74,610
Zinc	Long	10	982,250	6/13/22	81,313

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts (continued)

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a] (continued)
Zinc	Short	10	$982,250	6/13/22	$(14,431)
Zinc	Long	6	587,250	9/19/22	39,587

					763,442

Currency Contracts[a]
U.S. Dollar Index	Long	9	915,894	6/13/22	27,805

Equity Contracts
CAC 40 10 Euro Index[a]	Short	7	485,196	6/17/22	(9,046)
CBOE Volatility Index	Long	10	264,123	6/15/22	(20,252)
CBOE Volatility Index	Long	15	416,862	7/20/22	38,676
CBOE Volatility Index	Long	16	457,973	9/21/22	35,054
CBOE Volatility Index	Long	21	605,900	10/19/22	(18,934)
DAX Index[a]	Short	3	1,157,583	6/17/22	(6,059)
DJ EURO STOXX 50 Index[a]	Short	713	28,964,308	6/17/22	(1,228,655)
DJIA Mini E-CBOT Index[a]	Short	4	659,420	6/17/22	7,647
E-Mini Russell 2000[a]	Short	36	3,351,420	6/17/22	170,323
FTSE 100 Index[a]	Long	11	1,051,435	6/17/22	71,533
FTSE 100 Index	Short	84	8,029,139	6/17/22	(632,742)
FTSE/MIB Index	Short	3	394,659	6/17/22	(26,241)
Hang Seng Index[a]	Short	7	954,213	6/29/22	(68,813)
NASDAQ 100 E-Mini Index[a]	Short	4	1,011,720	6/17/22	(7,383)
Nikkei 225 Index[a]	Long	2	423,506	6/09/22	22,359
Nikkei 225 Index	Short	2	423,506	6/09/22	(19,436)
S&P 500 E-Mini Index	Long	80	16,525,000	6/17/22	687,530
S&P 500 E-Mini Index[a]	Short	49	10,121,562	6/17/22	62,402
SGX Nifty 50	Short	2	66,240	6/30/22	(1,359)
STOXX 600 Banks Index	Short	118	876,618	6/17/22	(64,475)
TOPIX Index[a]	Short	4	593,156	6/09/22	(28,519)
VSTOXX	Long	2	5,550	6/15/22	(418)
VSTOXX	Long	8	23,275	7/20/22	(2,672)
VSTOXX	Long	6	17,714	8/17/22	(680)

					(1,040,160)

Interest Rate Contracts
3 Month EURIBOR	Short	14	3,742,961	9/19/22	15,753
3 Month EURIBOR[a]	Short	77	20,354,827	6/19/23	301,037
3 Month EURIBOR	Short	400	105,519,284	12/18/23	149,571
3 Month SOFR	Long	20	4,862,250	3/14/23	(4,042)
3 Month SOFR	Short	20	4,860,000	3/19/24	2,458
10 Yr. Mini JGB[a]	Short	10	1,162,621	6/10/22	1,132
30 Day Federal Funds	Long	8	3,286,930	7/29/22	(5,181)
30 Day Federal Funds	Long	15	6,136,428	8/31/22	(10,605)
30 Day Federal Funds	Short	22	8,964,342	10/31/22	9,736
30 Day Federal Funds	Short	4	1,625,713	11/30/22	4,660
30 Day Federal Funds	Long	6	2,434,820	12/30/22	(20,886)
30 Day Federal Funds	Short	41	16,619,996	1/31/23	15,125
30 Day Federal Funds	Long	18	7,277,082	4/28/23	4,450
30 Day Federal Funds	Short	42	16,971,983	7/31/23	(8,578)
90 Day Eurodollar	Long	272	65,800,200	3/13/23	(966,833)
90 Day Eurodollar[a]	Short	62	14,995,475	6/19/23	120,287
90 Day Sterling[a]	Short	12	3,678,425	9/19/23	15,363
Australian 3 Yr. Bond	Short	221	17,248,717	6/15/22	(3,063)
Australian 10 Yr. Bond	Long	55	4,824,034	6/15/22	(13,241)
Australian 10 Yr. Bond[a]	Short	33	2,894,421	6/15/22	104,292
Canadian 10 Yr. Bond[a]	Short	42	4,217,433	9/20/22	43,030
Euro-BOBL[a]	Short	38	5,160,150	6/08/22	158,417

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts (continued)

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Interest Rate Contracts (continued)
Euro-BOBL[a]	Short	13	$1,747,590	9/08/22	$(891)
Euro-Bund[a]	Short	19	3,091,643	6/08/22	88,996
Euro-SCHATZ[a]	Short	104	12,294,816	6/08/22	40,794
Euro-SCHATZ[a]	Short	34	3,992,996	9/08/22	(158)
Japanese 10 Yr. Bond[a]	Short	16	18,599,448	6/13/22	(1,370)
Korean 3 Yr. Bond	Short	38	3,238,232	6/21/22	65,647
Long Gilt[a]	Short	26	3,799,483	9/28/22	61,638
U.S. Treasury 2 Yr. Note[a]	Short	41	8,655,164	9/30/22	(6,439)
U.S. Treasury 5 Yr. Note[a]	Short	270	30,497,344	9/30/22	76,884
U.S. Treasury 10 Yr. Note[a]	Short	34	4,061,406	9/21/22	7,026
U.S. Treasury 10 Yr. Ultra	Short	146	18,758,719	9/21/22	167,399
U.S. Treasury Long Bond	Long	6	836,625	9/21/22	(10,840)
U.S. Treasury Long Bond[a]	Short	21	2,928,188	9/21/22	16,553
U.S. Treasury Ultra Bond	Short	25	3,893,750	9/21/22	71,246

					489,367

Total Futures Contracts					$240,454

*As of period end.

aA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(h).

At May 31, 2022, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Indian Rupee	JPHQ	Buy	52,411,658	675,000		6/02/22	$93	$—
Indian Rupee	JPHQ	Sell	51,831,360	675,000		6/02/22	7,382	—
Indian Rupee	CITI	Sell	19,196,500	250,000		6/06/22	2,897	—
Indian Rupee	JPHQ	Buy	19,280,750	250,000		6/06/22	—	(1,812)
Romanian Leu	JPHQ	Sell	5,860,925	1,164,098	EUR	6/07/22	20,646	(42,080)
Romanian Leu	JPHQ	Sell	1,189,324	235,902	EUR	6/08/22	885	(5,526)
Serbian Dinar	JPHQ	Sell	31,267,062	261,277	EUR	6/10/22	254	(5,389)
Japanese Yen	GSCO	Sell	45,079,335	450,000	CAD	6/13/22	10,270	(4,887)
Serbian Dinar	JPHQ	Sell	31,204,355	261,277	EUR	6/13/22	4,992	(9,528)
Canadian Dollar	CITI	Sell	450,000	45,439,740	JPY	6/13/22	3,801	(6,383)
Japanese Yen	JPHQ	Sell	360,405	2,787		6/13/22	—	(14)
Australian Dollar	CITI	Buy	250,000	189,727		6/15/22	—	(10,268)
Singapore Dollar	DBAB	Sell	394,645	400,000	AUD	6/15/22	—	(904)
Japanese Yen	DBAB	Sell	143,468,448	1,600,000	AUD	6/15/22	33,377	—
Australian Dollar	HSBC	Buy	800,000	568,146		6/15/22	6,124	—
Australian Dollar	HSBC	Sell	500,000	365,838		6/15/22	8,771	(1,851)
Australian Dollar	JPHQ	Sell	400,000	284,047		6/15/22	—	(3,088)
Singapore Dollar	SCBL	Sell	394,453	400,000	AUD	6/15/22	2,014	(2,778)
Australian Dollar	UBSW	Buy	250,000	187,326		6/15/22	—	(7,867)
British Pound	BNYM	Buy	641,022	810,893		6/15/22	6,583	(9,660)
British Pound	BNYM	Sell	2,279,181	2,967,010		6/15/22	96,256	(1,472)
Euro	CITI	Sell	500,000	3,530,369	CNY	6/15/22	3,823	(12,454)
Chinese Yuan	CITI	Buy	5,901,610	900,000		6/15/22	418	(16,784)
Euro	DBAB	Sell	250,000	1,781,125	CNY	6/15/22	10,202	(12,131)
Chinese Yuan	HSBC	Buy	2,647,568	400,000		6/15/22	—	(3,586)
Chinese Yuan	HSBC	Sell	6,659,916	1,000,000		6/15/22	2,827	—
Chinese Yuan	JPHQ	Buy	17,158,430	2,550,000		6/15/22	25,329	(6,239)

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Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Chinese Yuan	JPHQ	Sell	15,430,347	2,323,180		6/15/22	$21,308	$(8,474)
Chinese Yuan	MSCO	Buy	6,505,905	1,014,537		6/15/22	—	(37,572)
Chinese Yuan	MSCO	Sell	26,609,948	4,166,399		6/15/22	172,487	(185)
Chinese Yuan	SCBL	Buy	9,060,088	1,350,000		6/15/22	6,544	—
Chinese Yuan	SCBL	Sell	2,659,040	400,000		6/15/22	1,868	—
Chinese Yuan	UBSW	Sell	5,900,384	900,000		6/15/22	16,550	—
Euro	BNYM	Buy	1,251,869	1,342,678		6/15/22	11,136	(8,746)
Euro	BNYM	Sell	7,522,175	8,252,627		6/15/22	180,834	(10,398)
Chinese Yuan	GSCO	Sell	1,454,734	200,000	EUR	6/15/22	25	(2,949)
Chinese Yuan	HSBC	Sell	1,746,732	250,000	EUR	6/15/22	11,766	(4,688)
Euro	MSCO	Buy	1,400,000	1,525,436		6/15/22	—	(21,208)
Euro	MSCO	Sell	2,762,764	2,972,957		6/15/22	42,679	(38,170)
Chinese Yuan	SCBL	Sell	1,753,880	250,000	EUR	6/15/22	9,010	(3,002)
Chinese Yuan	UBSW	Sell	1,741,210	250,000	EUR	6/15/22	17,021	(9,115)
Norwegian Krone	UBSW	Sell	13,513,488	1,350,000	EUR	6/15/22	23,932	(15,432)
Indian Rupee	BNPP	Buy	19,224,225	250,000		6/15/22	—	(2,778)
Indian Rupee	BNPP	Sell	19,108,075	250,000		6/15/22	4,272	—
Indian Rupee	HSBC	Buy	77,872,500	1,000,000		6/15/22	1,433	—
Indian Rupee	JPHQ	Sell	31,202,800	400,000		6/15/22	—	(1,265)
Indian Rupee	MSCO	Sell	77,499,000	1,000,000		6/15/22	3,370	—
Indonesian Rupiah	BNPP	Sell	10,132,469,500	700,000		6/15/22	5,227	—
Indonesian Rupiah	CITI	Sell	12,346,895,000	850,000		6/15/22	3,386	—
Indonesian Rupiah	HSBC	Buy	13,059,396,000	900,000		6/15/22	—	(4,530)
Indonesian Rupiah	HSBC	Sell	13,063,392,000	900,000		6/15/22	4,256	—
Indonesian Rupiah	JPHQ	Buy	9,512,600,000	650,000		6/15/22	2,269	—
Indonesian Rupiah	SCBL	Buy	13,055,400,000	900,000		6/15/22	—	(4,804)
Japanese Yen	CITI	Buy	64,097,248	500,000		6/15/22	2,824	(4,604)
Japanese Yen	CITI	Sell	350,685	2,747		6/15/22	21	—
Japanese Yen	DBAB	Sell	32,428,900	250,000		6/15/22	—	(2,066)
Japanese Yen	HSBC	Buy	30,357,915	250,000		6/15/22	—	(14,032)
South Korean Won	JPHQ	Sell	731,780,000	75,000,000	JPY	6/15/22	4,650	(13,129)
Japanese Yen	JPHQ	Sell	31,360,650	250,000		6/15/22	6,238	—
Australian Dollar	UBSW	Sell	1,600,000	144,644,160	JPY	6/15/22	—	(24,239)
Japanese Yen	UBSW	Sell	30,217,350	250,000		6/15/22	15,124	—
Mexican Peso	JPHQ	Buy	14,377,204	682,026		6/15/22	46,197	—
Mexican Peso	JPHQ	Sell	73,635,445	3,513,336		6/15/22	—	(216,390)
Norwegian Krone	BNPP	Buy	1,882,953	200,000		6/15/22	927	—
Norwegian Krone	DBAB	Buy	161,043	16,536		6/15/22	649	—
Norwegian Krone	GSCO	Buy	3,849,482	400,000		6/15/22	10,773	—
Euro	HSBC	Sell	900,000	8,832,652	NOK	6/15/22	33,845	(58,329)
Norwegian Krone	HSBC	Sell	3,805,480	400,000		6/15/22	—	(6,077)
Euro	JPHQ	Sell	450,000	4,519,793	NOK	6/15/22	28,703	(29,904)
Norwegian Krone	JPHQ	Sell	2,165,160	250,000		6/15/22	18,959	—
Norwegian Krone	SCBL	Buy	2,177,510	250,000		6/15/22	—	(17,641)
Norwegian Krone	UBSW	Buy	2,187,535	250,000		6/15/22	—	(16,571)
Philippine Peso	DBAB	Sell	21,208,400	400,000		6/15/22	—	(4,737)
Polish Zloty	JPHQ	Buy	9,090,509	2,104,647		6/15/22	19,948	—
Polish Zloty	JPHQ	Sell	6,078,220	1,350,655		6/15/22	—	(69,921)
Australian Dollar	CITI	Sell	400,000	395,574	SGD	6/15/22	2,254	(672)
Singapore Dollar	GSCO	Buy	543,948	400,000		6/15/22	—	(2,989)
Singapore Dollar	JPHQ	Buy	954,743	700,000		6/15/22	—	(3,162)
Singapore Dollar	SCBL	Sell	881,000	650,000		6/15/22	6,985	—
Australian Dollar	UBSW	Sell	400,000	396,892	SGD	6/15/22	2,544	—
South African Rand	DBAB	Buy	4,948,965	310,642		6/15/22	5,068	—
South African Rand	GSCO	Sell	102,379,107	6,556,879		6/15/22	25,797	—
South African Rand	HSBC	Sell	16,564,153	1,039,352		6/15/22	—	(17,327)
South African Rand	JPHQ	Buy	73,695,098	4,682,312		6/15/22	62,263	(43,335)

76	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South African Rand	JPHQ	Sell	8,067,043	499,498		6/15/22	$—	$(15,124)
South Korean Won	BOFA	Sell	308,565,000	250,000		6/15/22	609	—
South Korean Won	CITI	Buy	318,150,000	250,000		6/15/22	7,138	—
South Korean Won	CITI	Sell	1,077,595,500	850,000		6/15/22	4,422	(25,365)
South Korean Won	DBAB	Sell	313,885,000	250,000		6/15/22	—	(3,691)
South Korean Won	GSCO	Buy	308,087,000	250,000		6/15/22	—	(995)
South Korean Won	GSCO	Sell	302,940,000	250,000		6/15/22	5,155	—
South Korean Won	HSBC	Buy	300,675,000	250,000		6/15/22	—	(6,986)
Japanese Yen	JPHQ	Sell	75,000,000	739,915,000	KRW	6/15/22	17,450	(2,396)
South Korean Won	JPHQ	Buy	626,317,500	500,000		6/15/22	10,051	(3,844)
South Korean Won	JPHQ	Sell	1,050,768,000	856,371		6/15/22	9,098	(1,987)
South Korean Won	MSCO	Sell	329,153,965	261,128		6/15/22	—	(4,903)
South Korean Won	SCBL	Buy	1,045,950,500	850,000		6/15/22	—	(4,634)
South Korean Won	SCBL	Sell	512,464,000	400,000		6/15/22	—	(14,188)
South Korean Won	UBSW	Buy	2,468,497,165	1,950,000		6/15/22	50,247	(5,139)
South Korean Won	UBSW	Sell	322,400,150	250,000		6/15/22	—	(10,573)
Taiwan Dollar	BNPP	Buy	32,387,400	1,100,000		6/15/22	23,058	(6,944)
Taiwan Dollar	BNPP	Sell	29,811,000	1,000,000		6/15/22	—	(27,328)
Taiwan Dollar	CITI	Sell	23,956,825	850,000		6/15/22	24,415	—
Taiwan Dollar	JPHQ	Buy	13,855,274	489,222		6/15/22	857	(12,608)
Taiwan Dollar	JPHQ	Sell	7,440,250	250,000		6/15/22	—	(6,401)
Taiwan Dollar	SCBL	Buy	11,909,080	400,000		6/15/22	10,403	—
Taiwan Dollar	SCBL	Sell	26,574,390	900,000		6/15/22	—	(15,790)
Taiwan Dollar	UBSW	Buy	12,719,116	450,000		6/15/22	—	(11,682)
Thai Baht	CITI	Buy	29,916,045	900,000		6/15/22	—	(25,389)
Thai Baht	CITI	Sell	8,545,025	250,000		6/15/22	182	—
Thai Baht	HSBC	Sell	31,032,900	900,000		6/15/22	—	(7,262)
Thai Baht	JPHQ	Buy	1,841,550	53,149		6/15/22	690	—
Thai Baht	SCBL	Sell	13,756,680	400,000		6/15/22	—	(2,183)
Thai Baht	UBSW	Buy	21,577,010	650,000		6/15/22	—	(19,185)
Australian Dollar	BZWS	Buy	23,498,000	17,382,749		6/17/22	80,850	(595,274)
Australian Dollar	BZWS	Sell	28,803,000	20,889,479		6/17/22	255,750	(42,852)
Australian Dollar[b]	MSCO	Buy	8,842,000	6,344,660		6/17/22	89,363	(86,687)
Australian Dollar[b]	MSCO	Sell	10,026,000	7,416,104		6/17/22	222,858	(4,041)
British Pound	BNYM	Buy	150,000	187,556		6/17/22	1,476	—
British Pound	BNYM	Sell	2,765,679	3,423,717		6/17/22	—	(61,629)
British Pound	BZWS	Buy	2,510,000	3,240,828		6/17/22	13,516	(91,213)
British Pound	BZWS	Sell	1,904,000	2,443,432		6/17/22	59,790	(15,800)
British Pound[b]	MSCO	Buy	6,587,000	8,415,120		6/17/22	54,136	(168,229)
British Pound[b]	MSCO	Sell	10,552,000	13,703,030		6/17/22	415,551	(10,292)
Canadian Dollar	BZWS	Buy	520,000	400,458		6/17/22	10,621	(1)
Canadian Dollar	BZWS	Sell	4,869,000	3,824,659		6/17/22	70	(24,532)
Canadian Dollar[b]	MSCO	Buy	9,628,000	7,602,939		6/17/22	30,295	(21,952)
Canadian Dollar[b]	MSCO	Sell	10,282,000	8,000,617		6/17/22	295	(127,971)
Euro	BNYM	Buy	1,660,246	1,780,268		6/17/22	3,780	—
Euro	BNYM	Sell	29,073,099	30,531,754		6/17/22	—	(709,281)
Euro	BZWS	Buy	1,648,000	1,746,892		6/17/22	24,460	(460)
Euro	BZWS	Sell	6,544,000	7,196,106		6/17/22	171,442	(7,314)
Euro[b]	MSCO	Buy	5,241,000	5,627,357		6/17/22	58,086	(53,627)
Euro[b]	MSCO	Sell	9,078,000	9,949,966		6/17/22	212,039	(17,004)
Hong Kong Dollar	BNYM	Buy	2,665,566	339,740		6/17/22	111	—
Hong Kong Dollar	BNYM	Sell	21,219,472	2,705,392		6/17/22	—	(19)
Japanese Yen[b]	MSCO	Buy	830,331,000	6,585,366		6/17/22	15,372	(146,126)
Japanese Yen[b]	MSCO	Sell	1,413,425,000	11,729,688		6/17/22	744,037	(1,667)
Mexican Peso[b]	MSCO	Buy	46,974,000	2,212,447		6/17/22	165,838	—
Mexican Peso[b]	MSCO	Sell	2,186,000	108,055		6/17/22	212	(2,833)
New Zealand Dollar	BZWS	Buy	4,382,000	2,740,512		6/17/22	114,064	—

franklintempleton.com	Annual Report	77

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
New Zealand Dollar	BZWS	Sell	4,382,000	2,986,379		6/17/22	$132,396	$(593)
New Zealand Dollar[b]	MSCO	Buy	3,018,000	2,031,155		6/17/22	859	(65,992)
New Zealand Dollar[b]	MSCO	Sell	5,409,000	3,549,695		6/17/22	49,039	(22,939)
South African Rand	BZWS	Buy	2,971,000	198,201		6/17/22	504	(9,226)
South African Rand	BZWS	Sell	2,937,000	183,425		6/17/22	—	(3,884)
Swedish Krona	BZWS	Buy	3,711,000	392,140		6/17/22	—	(11,916)
Swedish Krona	BZWS	Sell	11,135,000	1,178,610		6/17/22	37,736	—
Swiss Franc	BNYM	Buy	600,000	624,558		6/17/22	1,592	—
Swiss Franc	BNYM	Sell	12,618,083	12,922,273		6/17/22	—	(245,745)
Swiss Franc[b]	MSCO	Buy	827,000	887,920		6/17/22	1,999	(26,874)
Swiss Franc[b]	MSCO	Sell	6,417,000	6,889,216		6/17/22	196,437	(3,894)
Indian Rupee	CITI	Buy	77,800,000	1,000,000		6/21/22	—	(142)
Indian Rupee	SCBL	Buy	77,797,500	1,000,000		6/21/22	—	(175)
Indian Rupee	UBSW	Sell	62,161,520	800,000		6/21/22	1,123	—
Singapore Dollar	MSCO	Sell	230,000	169,183		6/24/22	1,317	—
Australian Dollar	BNYM	Sell	989,000	736,854		6/29/22	26,740	—
Canadian Dollar	BNYM	Sell	3,204,000	2,547,495		6/29/22	14,779	—
Euro	BNYM	Buy	2,672,000	2,841,093		6/29/22	32,074	—
Euro	BNYM	Sell	6,537,000	7,236,034		6/29/22	206,883	—
Hong Kong Dollar	BNYM	Sell	9,897,000	1,265,925		6/29/22	3,653	—
British Pound	JPHQ	Buy	640,000	788,111		6/30/22	18,480	—
British Pound	JPHQ	Sell	1,690,000	2,160,874		6/30/22	49,565	(18,596)
Canadian Dollar	BNYM	Buy	700,000	539,040		6/30/22	14,297	—
Canadian Dollar	BNYM	Sell	4,660,000	3,722,491		6/30/22	38,848	—
Euro	BNYM	Sell	690,000	767,142		6/30/22	25,153	—
Euro	JPHQ	Sell	1,090,000	1,191,380		6/30/22	19,252	—
Hong Kong Dollar	JPHQ	Sell	600,000	76,727		6/30/22	200	—
Japanese Yen	BNYM	Sell	44,540,000	363,889		6/30/22	17,463	—
Swiss Franc	JPHQ	Sell	320,000	343,954		6/30/22	9,751	—
Colombian Peso	MSCS	Sell	424,857,000	113,404		7/11/22	1,323	—
Euro	BOFA	Sell	370,000	401,447		7/26/22	3,025	—
Euro	BZWS	Sell	115,000	124,821		7/26/22	987	—
Colombian Peso	JPHQ	Sell	7,990,058,674	2,107,111		7/27/22	4,231	—
Euro	JPHQ	Sell	1,530,000	38,625,756	CZK	7/27/22	52,433	(34,850)
Czech Koruna	JPHQ	Sell	89,401,648	3,530,000	EUR	7/27/22	53,554	(106,393)
Polish Zloty	JPHQ	Sell	7,156,134	1,500,000	EUR	7/27/22	23,008	(70,466)
Euro	JPHQ	Buy	306,175	324,553		7/27/22	5,158	—
Euro	JPHQ	Sell	3,528,589	3,794,917		7/27/22	8,917	(13,836)
Euro	JPHQ	Sell	206,799	79,227,660	HUF	7/27/22	2,086	(12,117)
Hungarian Forint	JPHQ	Sell	60,719,317	173,738		7/27/22	10,754	—
Indonesian Rupiah	JPHQ	Buy	37,755,720,000	2,580,000		7/27/22	6,871	—
Indonesian Rupiah	JPHQ	Sell	38,501,760,000	2,640,000		7/27/22	2,013	—
Japanese Yen	JPHQ	Buy	323,731,382	2,540,000		7/27/22	—	(19,040)
Mexican Peso	JPHQ	Buy	99,246,455	4,820,000		7/27/22	165,918	—
Mexican Peso	JPHQ	Sell	185,231,715	9,077,536		7/27/22	—	(228,087)
Euro	JPHQ	Sell	1,450,000	14,942,115	NOK	7/27/22	36,418	(2,761)
Peruvian Nuevo Sol	JPHQ	Buy	7,960,734	2,080,000		7/27/22	50,124	—
Peruvian Nuevo Sol	JPHQ	Sell	13,973,899	3,743,102		7/27/22	27,329	(23,346)
Philippine Peso	JPHQ	Sell	81,307,315	1,540,001		7/27/22	—	(10,028)
Euro	JPHQ	Sell	1,470,000	6,927,608	PLN	7/27/22	32,766	(6,103)
Polish Zloty	JPHQ	Buy	11,386,076	2,550,000		7/27/22	95,610	—
Polish Zloty	JPHQ	Sell	2,178,812	504,480		7/27/22	—	(1,777)
South African Rand	JPHQ	Buy	92,090,026	5,740,000		7/27/22	106,206	(122)
South African Rand	JPHQ	Sell	112,937,615	7,225,213		7/27/22	161,083	(105,406)
Thai Baht	JPHQ	Buy	231,755,050	6,775,780		7/27/22	35,098	(26,628)
Thai Baht	JPHQ	Sell	232,167,480	6,800,000		7/27/22	4,613	(936)
Turkish Lira	JPHQ	Sell	29,353,253	1,825,760		7/27/22	158,586	—

78	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	MSCO	Buy	131,000	165,108		7/28/22	$35	$—
British Pound	MSCO	Sell	921,000	1,244,641		7/28/22	83,594	—
Brazilian Real	JPHQ	Buy	16,770,437	3,224,403		8/02/22	241,164	—
Brazilian Real	JPHQ	Sell	20,473,157	4,065,197		8/02/22	—	(165,527)
South Korean Won	MSCO	Buy	1,092,632,790	862,339		8/09/22	20,870	—
Euro	HSBC	Buy	29,000	30,762		8/17/22	507	—
Euro	HSBC	Sell	125,000	130,389		8/17/22	—	(4,393)
Indonesian Rupiah	GSCO	Buy	25,956,000,000	1,800,000		8/22/22	—	(23,571)
Indonesian Rupiah	JPHQ	Buy	28,678,571,429	1,964,286		8/22/22	—	(1,525)
Indonesian Rupiah	JPHQ	Sell	86,591,771,429	6,013,188		8/22/22	86,847	—
Indonesian Rupiah	SCBL	Buy	31,957,200,000	2,200,000		8/22/22	—	(12,849)
South Korean Won	JPHQ	Sell	387,908,000	40,000,000	JPY	9/21/22	—	(4,926)
Singapore Dollar	HSBC	Sell	1,594,275	1,079,000	EUR	11/14/22	15,165	(10,263)
Singapore Dollar	JPHQ	Sell	365,552	248,000	EUR	11/14/22	4,181	(2,411)
Euro	CITI	Sell	560,000	826,205	SGD	11/14/22	6,126	(9,563)
Euro	HSBC	Sell	560,000	826,491	SGD	11/14/22	6,129	(9,357)
Euro	JPHQ	Sell	207,000	306,878	SGD	11/14/22	422	(613)
Philippine Peso	CITI	Sell	14,479,560	270,000		11/15/22	—	(4,892)
Philippine Peso	MSCO	Buy	14,458,500	270,000		11/15/22	4,492	—
Indonesian Rupiah	FBCO	Sell	5,362,444,800	360,000		11/16/22	—	(6,121)
Indonesian Rupiah	GSCO	Sell	26,370,000,000	1,800,000		2/22/23	6,128	—
Indonesian Rupiah	JPHQ	Buy	88,041,028,571	6,025,064		2/22/23	—	(35,897)
Indonesian Rupiah	JPHQ	Sell	29,181,428,571	1,964,286		2/22/23	—	(20,839)
Indonesian Rupiah	SCBL	Sell	32,489,600,000	2,200,000		2/22/23	—	(10,170)
Euro	JPHQ	Sell	2,300,000	2,585,108		3/31/23	67,959	—
Indian Rupee	CITI	Sell	80,545,000	1,000,000		5/22/23	—	(504)
Indian Rupee	SCBL	Sell	80,547,500	1,000,000		5/22/23	—	(535)
Indian Rupee	UBSW	Buy	64,401,200	800,000		5/22/23	—	(29)
Australian Dollar	DBAB	Buy	3,941,622	2,835,044		5/31/23	—	(6,810)
Australian Dollar	HSBC	Sell	3,941,622	2,833,749		5/31/23	5,515	—
Euro	JPHQ	Sell	2,900,000	3,396,074		3/31/25	119,014	—

Total Forward Exchange Contracts							$6,604,272	$(4,709,210)

Net unrealized appreciation (depreciation)							$1,895,062

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

bA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(h).

At May 31, 2022, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of China	(1.00)%	Quarterly	6/20/27	500,000	$(7,013)	$(9,769)	$2,756
Government of Indonesia	(1.00)%	Quarterly	6/20/27	400,000	18	1,494	(1,476)
Traded Index
CDX.NA.HY.37	(5.00)%	Quarterly	12/20/26	1,907,000	(51,020)	(180,658)	129,638

franklintempleton.com	Annual Report	79

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]	Value		Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts (continued)
Contracts to Sell Protection[c,d]
Single Name
Government of Turkey	1.00%	Quarterly		6/20/27	811,000		$(189,641)	$(162,517)	$(27,124)	B+

Total Centrally Cleared Swap Contracts							$(247,656)	$(351,450)	$103,794

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name			Counterparty
Air France-KLM	(5.00)%	Quarterly	GSCO	12/20/22	100,000	EUR	(1,952)	(974)	(978)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	73,000	EUR	(852)	(81)	(771)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	23,000	EUR	(268)	(53)	(215)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	44,000	EUR	(514)	(51)	(463)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	44,000	EUR	(514)	(51)	(463)
AkzoNobel	(1.00)%	Quarterly	CITI	6/20/27	100,000	EUR	(1,619)	(2,058)	439
Ally Financial Inc.	(5.00)%	Quarterly	BZWS	6/20/27	107,000		(14,667)	(14,004)	(663)
Ally Financial Inc.	(5.00)%	Quarterly	GSCO	6/20/27	355,000		(48,660)	(46,879)	(1,781)
Ally Financial Inc.	(5.00)%	Quarterly	GSCO	6/20/27	142,000		(19,464)	(17,251)	(2,213)
Ally Financial Inc.	(5.00)%	Quarterly	GSCO	6/20/27	142,000		(19,464)	(16,413)	(3,051)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	6/20/23	216,000		3,802	7,661	(3,859)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/23	111,000		4,908	4,422	486
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/23	332,000		14,679	11,295	3,384
American Airlines Inc.	(5.00)%	Quarterly	BZWS	6/20/24	143,000		9,718	6,129	3,589
American Airlines Inc.	(5.00)%	Quarterly	BZWS	6/20/24	286,000		19,435	24,599	(5,164)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	6/20/25	72,000		8,827	10,591	(1,764)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	6/20/25	288,000		35,346	40,211	(4,865)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/26	116,000		20,275	8,971	11,304
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/26	186,000		32,509	26,817	5,692
American Airlines Inc.	(5.00)%	Quarterly	CITI	6/20/26	103,000		16,597	8,063	8,534
American Airlines Inc.	(5.00)%	Quarterly	CITI	6/20/26	96,000		15,469	8,113	7,356
American Airlines Inc.	(5.00)%	Quarterly	FBCO	12/20/23	93,000		4,112	5,170	(1,058)
American Airlines Inc.	(5.00)%	Quarterly	FBCO	12/20/26	155,000		27,091	11,987	15,104
American Airlines Inc.	(5.00)%	Quarterly	GSCO	12/20/23	155,000		6,853	10,399	(3,546)
American Airlines Inc.	(5.00)%	Quarterly	GSCO	12/20/23	772,000		34,133	18,016	16,117
American Airlines Inc.	(5.00)%	Quarterly	GSCO	12/20/23	355,000		15,696	32,515	(16,819)
American Airlines Inc.	(5.00)%	Quarterly	GSCO	6/20/24	72,000		4,893	6,016	(1,123)
American Airlines Inc.	(5.00)%	Quarterly	JPHQ	12/20/25	241,000		34,495	34,928	(433)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	BZWS	6/20/27	1,013,000		31,780	1,982	29,798
Anglo American PLC	(5.00)%	Quarterly	CITI	6/20/27	142,000	EUR	(26,845)	(23,031)	(3,814)
ArcelorMittal SA	(5.00)%	Quarterly	CITI	6/20/27	140,000	EUR	(21,886)	(17,950)	(3,936)
ArcelorMittal SA	(5.00)%	Quarterly	CITI	6/20/27	42,000	EUR	(6,566)	(5,629)	(937)
ArcelorMittal SA	(5.00)%	Quarterly	CITI	6/20/27	42,000	EUR	(6,566)	(5,388)	(1,178)
Boeing Co. (The)	(1.00)%	Quarterly	BZWS	6/20/27	90,000		4,729	3,760	969
Boeing Co. (The)	(1.00)%	Quarterly	CITI	6/20/27	49,000		2,575	2,027	548
Boeing Co. (The)	(1.00)%	Quarterly	CITI	6/20/27	313,000		16,448	9,394	7,054
Campbell’s Soup Co.	(1.00)%	Quarterly	BZWS	6/20/27	423,000		(5,891)	(4,545)	(1,346)
Campbell’s Soup Co.	(1.00)%	Quarterly	BZWS	6/20/27	282,000		(3,927)	(2,884)	(1,043)
Clariant AG	(1.00)%	Quarterly	BOFA	12/20/23	100,000	EUR	(995)	(515)	(480)
Clariant AG	(1.00)%	Quarterly	BOFA	12/20/23	100,000	EUR	(995)	(515)	(480)
Compagnie de Saint-Gobain SA	(1.00)%	Quarterly	CITI	6/20/27	222,000	EUR	(2,813)	(3,926)	1,113
Compagnie de Saint-Gobain SA	(1.00)%	Quarterly	CITI	6/20/27	300,000	EUR	(3,801)	(3,289)	(512)

80	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value		Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Compagnie de Saint-Gobain SA	(1.00)%	Quarterly	CITI	6/20/27	210,000	EUR	$(2,660)	$(2,381)	$(279)
Compagnie de Saint-Gobain SA	(1.00)%	Quarterly	CITI	6/20/27	200,000	EUR	(2,534)	(2,355)	(179)
Compagnie de Saint-Gobain SA	(1.00)%	Quarterly	CITI	6/20/27	142,000	EUR	(1,799)	(2,061)	262
Compagnie de Saint-Gobain SA	(1.00)%	Quarterly	CITI	6/20/27	118,000	EUR	(1,495)	(1,708)	213
Compagnie de Saint-Gobain SA	(1.00)%	Quarterly	CITI	6/20/27	29,000	EUR	(367)	(281)	(86)
Conagra Brands	(1.00)%	Quarterly	BZWS	6/20/27	494,000		(1,437)	228	(1,665)
Conagra Brands	(1.00)%	Quarterly	GSCO	6/20/27	291,000		(847)	242	(1,089)
D.R. Horton Inc.	(1.00)%	Quarterly	JPHQ	6/20/27	87,000		1,062	(807)	1,869
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	140,000	EUR	(4,053)	(4,445)	392
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	117,000	EUR	(3,387)	(3,565)	178
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	70,000	EUR	(2,026)	(2,222)	196
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	70,000	EUR	(2,026)	(2,173)	147
Deutsche Lufthansa AG	(1.00)%	Quarterly	MSCS	6/20/27	72,000	EUR	8,700	8,506	194
Deutsche Lufthansa AG	(1.00)%	Quarterly	MSCS	6/20/27	180,000	EUR	21,751	21,195	556
Dow Inc.	(1.00)%	Quarterly	BZWS	6/20/27	141,000		(806)	(392)	(414)
Dow Inc.	(1.00)%	Quarterly	JPHQ	6/20/27	579,000		(3,311)	(1,073)	(2,238)
EnBW AG	(1.00)%	Quarterly	BZWS	6/20/27	279,000	EUR	(4,111)	(5,692)	1,581
FedEx Corp.	(1.00)%	Quarterly	BNPP	6/20/27	117,000		(1,472)	(1,412)	(60)
FedEx Corp.	(1.00)%	Quarterly	BZWS	6/20/27	280,000		(3,523)	(3,918)	395
FedEx Corp.	(1.00)%	Quarterly	BZWS	6/20/27	140,000		(1,762)	(1,968)	206
FedEx Corp.	(1.00)%	Quarterly	BZWS	6/20/27	140,000		(1,762)	(1,480)	(282)
FedEx Corp.	(1.00)%	Quarterly	GSCO	6/20/27	140,000		(1,762)	(1,839)	77
FedEx Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	140,000		(1,762)	(1,690)	(72)
FedEx Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	140,000		(1,762)	(1,448)	(314)
Ford Motor Co.	(5.00)%	Quarterly	BNPP	6/20/27	82,000		(7,472)	(7,417)	(55)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	55,000		(5,012)	(6,177)	1,165
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	55,000		(5,012)	(5,996)	984
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	36,000		(3,281)	(3,980)	699
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	42,000		(3,827)	(3,681)	(146)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	42,000		(3,827)	(3,541)	(286)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	42,000		(3,827)	(3,159)	(668)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	42,000		(3,827)	(2,611)	(1,216)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	84,000		(7,655)	(7,576)	(79)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	84,000		(7,655)	(7,567)	(88)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	84,000		(7,655)	(7,381)	(274)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	42,000		(3,827)	(3,822)	(5)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	227,000		(20,863)	(11,375)	(9,488)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	142,000		(13,051)	(8,560)	(4,491)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	71,000		(6,525)	(4,883)	(1,642)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	71,000		(6,525)	(4,415)	(2,110)

franklintempleton.com	Annual Report	81

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value		Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
GE Capital Funding LLC	(1.00)%	Quarterly	JPHQ	12/20/26	296,000		$2,386	$(2,591)	$4,977
General Motors Co.	(5.00)%	Quarterly	BNPP	6/20/27	245,000		(32,400)	(31,447)	(953)
General Motors Co.	(5.00)%	Quarterly	BNPP	6/20/27	159,000		(21,027)	(18,898)	(2,129)
General Motors Co.	(5.00)%	Quarterly	BNPP	6/20/27	114,000		(15,076)	(13,200)	(1,876)
General Motors Co.	(5.00)%	Quarterly	BNPP	6/20/27	55,000		(7,274)	(7,213)	(61)
General Motors Co.	(5.00)%	Quarterly	BOFA	6/20/27	110,000		(14,547)	(14,239)	(308)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	222,000		(29,359)	(26,881)	(2,478)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	138,000		(18,250)	(17,492)	(758)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	55,000		(7,274)	(6,671)	(603)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	42,000		(5,554)	(5,365)	(189)
General Motors Co.	(5.00)%	Quarterly	GSCO	6/20/27	91,000		(12,034)	(10,512)	(1,522)
General Motors Co.	(5.00)%	Quarterly	JPHQ	6/20/27	547,000		(72,338)	(76,599)	4,261
General Motors Co.	(5.00)%	Quarterly	JPHQ	6/20/27	109,000		(14,415)	(15,462)	1,047
Glencore Funding LLC	(5.00)%	Quarterly	CITI	6/20/27	70,000	EUR	(12,356)	(12,459)	103
Government of Argentina	(5.00)%	Quarterly	BZWS	12/20/26	696,000		395,871	351,475	44,396
Government of Argentina	(5.00)%	Quarterly	GSCO	12/20/26	253,000		143,901	125,726	18,175
Government of Argentina	(5.00)%	Quarterly	GSCO	12/20/26	842,000		478,913	418,031	60,882
Government of Argentina	(5.00)%	Quarterly	JPHQ	12/20/26	253,000		143,901	125,608	18,293
Government of Colombia	(1.00)%	Quarterly	GSCO	6/20/25	2,600,000		25,559	42,763	(17,204)
Government of Egypt	(1.00)%	Quarterly	BZWS	6/20/24	695,000		74,561	58,527	16,034
Government of Italy	(1.00)%	Quarterly	BOFA	6/20/24	132,000		(1,354)	1,277	(2,631)
Government of Italy	(1.00)%	Quarterly	JPHQ	6/20/24	218,000		(2,236)	981	(3,217)
Government of Mexico	(1.00)%	Quarterly	BZWS	6/20/26	1,510,000		(1,334)	4,705	(6,039)
Government of Mexico	(1.00)%	Quarterly	CITI	12/20/26	345,000		1,579	(150)	1,729
Government of Turkey	(1.00)%	Quarterly	BZWS	6/20/24	1,175,000		131,864	131,533	331
Government of Turkey	(1.00)%	Quarterly	GSCO	12/20/23	1,220,000		104,967	80,602	24,365
Government of Turkey	(1.00)%	Quarterly	GSCO	6/20/24	1,300,000		145,892	154,990	(9,098)
Government of Ukraine	(1.00)%	Quarterly	HSBC	12/20/26	606,000		391,962	363,451	28,511
Hochtief AG	(5.00)%	Quarterly	CITI	6/20/27	109,000	EUR	(18,455)	(21,834)	3,379
Hochtief AG	(5.00)%	Quarterly	JPHQ	6/20/27	139,000	EUR	(23,534)	(26,637)	3,103
Hochtief AG	(5.00)%	Quarterly	JPHQ	6/20/27	69,000	EUR	(11,683)	(13,222)	1,539
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	125,000		(2)	(520)	518
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	313,000		(6)	(288)	282
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	61,000		(1)	—	(1)
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	125,000		(2)	172	(174)
HP Inc.	(1.00)%	Quarterly	GSCO	6/20/27	270,000		(5)	1,230	(1,235)
HP Inc.	(1.00)%	Quarterly	JPHQ	6/20/27	118,000		(2)	108	(110)
Iceland Bondco	(5.00)%	Quarterly	JPHQ	6/20/25	24,000	EUR	2,181	996	1,185
Intrum Justitia	(5.00)%	Quarterly	MSCS	6/20/27	309,000	EUR	(1,772)	(12,349)	10,577
Intrum Justitia	(5.00)%	Quarterly	MSCS	6/20/27	190,000	EUR	(1,090)	(2,798)	1,708
Kohl’s Corp.	(1.00)%	Quarterly	GSCO	6/20/26	139,000		10,557	2,301	8,256
Lanxess	(1.00)%	Quarterly	BZWS	6/20/27	163,000	EUR	2,651	1,297	1,354
Lanxess	(1.00)%	Quarterly	JPHQ	6/20/27	72,000	EUR	1,171	2,472	(1,301)
Lanxess	(1.00)%	Quarterly	JPHQ	6/20/27	270,000	EUR	4,391	9,272	(4,881)
Lloyds Bank	(1.00)%	Quarterly	BZWS	6/20/27	143,000	EUR	3,045	4,597	(1,552)

82	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value		Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Lloyds Bank	(1.00)%	Quarterly	CITI	6/20/27	71,000	EUR	$1,664	$1,852	$(188)
Lloyds Bank	(1.00)%	Quarterly	CITI	6/20/27	356,000	EUR	7,580	10,881	(3,301)
Louis Dreyfus Co.	(5.00)%	Quarterly	JPHQ	6/20/27	133,000	EUR	(18,647)	(13,671)	(4,976)
MBIA Inc.	(5.00)%	Quarterly	BZWS	6/20/22	24,000		(286)	(15)	(271)
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/22	40,000		(477)	(68)	(409)
MBIA Inc.	(5.00)%	Quarterly	GSCO	6/20/22	25,000		(298)	(34)	(264)
Michelin	(1.00)%	Quarterly	GSCO	6/20/27	200,000	EUR	(5,080)	(4,565)	(515)
Next PLC	(1.00)%	Quarterly	BOFA	6/20/27	68,000	EUR	2,499	1,899	600
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	73,000	EUR	2,683	751	1,932
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	73,000	EUR	2,683	788	1,895
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	41,000	EUR	1,507	1,174	333
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	43,000	EUR	1,580	1,566	14
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	145,000	EUR	5,329	4,425	904
Novafives SAS	(5.00)%	Quarterly	JPHQ	12/20/24	28,000	EUR	4,298	5,792	(1,494)
Novafives SAS	(5.00)%	Quarterly	JPHQ	12/20/24	71,000	EUR	10,898	14,475	(3,577)
Picard Groupe SAS	(5.00)%	Quarterly	BNPP	6/20/27	169,000	EUR	5,965	(4,191)	10,156
Picard Groupe SAS	(5.00)%	Quarterly	MSCO	6/20/27	82,000	EUR	2,894	(731)	3,625
Sherwin-Williams Co. (The)	(1.00)%	Quarterly	CITI	6/20/27	700,000		(5,776)	(1,453)	(4,323)
Sherwin-Williams Co. (The)	(1.00)%	Quarterly	JPHQ	6/20/27	140,000		(1,155)	(845)	(310)
Simon Property Group LP	(1.00)%	Quarterly	BZWS	6/20/27	520,000		2,650	(1,205)	3,855
Societe Generale SA	(1.00)%	Quarterly	BZWS	12/20/23	700,000	EUR	(7,047)	4,717	(11,764)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/27	17,780,000	JPY	18,027	19,233	(1,206)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/27	27,440,000	JPY	27,821	28,168	(347)
Solvay SA	(1.00)%	Quarterly	GSCO	6/20/27	140,000	EUR	(578)	(1,280)	702
Solvay SA	(1.00)%	Quarterly	GSCO	6/20/27	119,000	EUR	(491)	(1,146)	655
Solvay SA	(1.00)%	Quarterly	GSCO	6/20/27	138,000	EUR	(570)	(958)	388
Standard Chartered PLC	(1.00)%	Quarterly	GSCO	6/20/27	25,000	EUR	841	980	(139)
Standard Chartered PLC	(1.00)%	Quarterly	GSCO	6/20/27	44,000	EUR	1,481	2,116	(635)
Standard Chartered PLC	(1.00)%	Quarterly	JPHQ	6/20/27	35,000	EUR	1,178	1,603	(425)
Stena AB	(5.00)%	Quarterly	BZWS	6/20/24	71,000	EUR	(3,747)	(2,155)	(1,592)
Stena AB	(5.00)%	Quarterly	GSCO	12/20/24	273,000	EUR	(14,213)	(13,795)	(418)
Stena AB	(5.00)%	Quarterly	GSCO	6/20/27	14,000	EUR	(216)	(30)	(186)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	29,000	EUR	(452)	308	(760)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	29,000	EUR	(452)	369	(821)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	28,000	EUR	(433)	684	(1,117)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	142,000	EUR	(2,194)	928	(3,122)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	157,000	EUR	(2,425)	1,335	(3,760)
TDC A/S	(1.00)%	Quarterly	BNPP	6/20/27	212,000	EUR	11,900	12,075	(175)
U.S. Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/27	144,000		(1,781)	(3,562)	1,781
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	110,000		1,486	555	931
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	140,000		1,892	706	1,186
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	63,000		851	941	(90)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	63,000		851	996	(145)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value		Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	63,000		$851	$1,109	$(258)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	63,000		851	1,136	(285)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	63,000		851	1,162	(311)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	63,000		851	1,190	(339)
WPP PLC	(1.00)%	Quarterly	CITI	6/20/27	143,000	EUR	615	—	615
WPP PLC	(1.00)%	Quarterly	CITI	6/20/27	142,000	EUR	611	—	611
WPP PLC	(1.00)%	Quarterly	CITI	6/20/27	72,000	EUR	310	55	255
WPP PLC	(1.00)%	Quarterly	CITI	6/20/27	144,000	EUR	620	145	475
WPP PLC	(1.00)%	Quarterly	GSCO	6/20/27	141,000	EUR	607	362	245
Contracts to Sell Protection[c,d]
Single Name
American Axle & Manufacturing Inc.	5.00%	Quarterly	BZWS	6/20/25	147,000		4,848	4,755	93	BB-
Euro Garages Ltd.	5.00%	Quarterly	GSCO	6/20/27	50,000	EUR	2,048	988	1,060	B-
Kohl’s Corp.	1.00%	Quarterly	BOFA	6/20/26	141,000		(10,709)	(10,322)	(387)	BBB-

Total OTC Swap Contracts							$1,849,685	$1,638,179	$211,506

Total Credit Default Swap Contracts							$1,602,029	$1,286,729	$315,300

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

At May 31, 2022, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Floating rate Euro STR – 0.30%	Quarterly	GSCO	6/21/24	11,600,000	EUR	$196,815
Pay Floating rate Overnight SOFR				$12,064,000

Total Cross-Currency Swap Contracts						$196,815

At May 31, 2022, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*	Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating rate FEDEF Pay Fixed rate 0.78%	Annually	6/15/22	85,800,000	$3,445
Receive Floating rate Overnight SOFR Pay Fixed rate 0.77%	Annually	6/15/22	85,800,000	5,297
Receive Floating rate Overnight SOFR Pay Fixed rate 0.77%	Annually	6/15/22	85,800,000	5,046

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating rate Overnight SOFR Pay Fixed rate 0.80%	Annually	6/15/22	86,000,000		$2,250
Receive Fixed 4.13% Pay Floating MIBOR	Annually	9/15/22	1,000,000,000	INR	(49,115)
Receive Fixed 1.62% Pay Floating 3-Month-KDR	Quarterly	9/23/22	8,640,000,000	KRW	(6,873)
Receive Fixed 5.38% Pay Floating MIBOR	Annually	11/18/22	460,000,000	INR	543
Receive Fixed 5.41% Pay Floating MIBOR	Annually	11/18/22	314,000,000	INR	967
Receive Fixed 5.43% Pay Floating MIBOR	Annually	11/18/22	160,000,000	INR	695
Receive Fixed 5.41% Pay Floating MIBOR	Annually	11/23/22	476,000,000	INR	558
Receive Fixed 5.39% Pay Floating MIBOR	Annually	11/25/22	316,000,000	INR	(368)
Receive Fixed 4.23% Pay Floating MIBOR	Annually	12/02/22	1,550,000,000	INR	(82,411)
Receive Fixed 1.34% Pay Floating 3-Month-KDR	Quarterly	12/15/22	46,000,000,000	KRW	(192,862)
Receive Fixed 1.39% Pay Floating 3-Month-KDR	Quarterly	12/15/22	9,600,000,000	KRW	(30,536)
Receive Fixed 4.53% Pay Floating MIBOR	Annually	3/15/23	600,000,000	INR	(84,002)
Receive Floating MIBOR Pay Fixed rate 4.78%	Annually	4/11/23	720,000,000	INR	89,213
Receive Floating MIBOR Pay Fixed rate 5.70%	Annually	5/05/23	360,000,000	INR	13,654
Receive Fixed 4.92% Pay Floating MIBOR	Annually	5/10/23	384,000,000	INR	2,163
Receive Fixed 6.10% Pay Floating MIBOR	Annually	5/10/23	372,000,000	INR	2,242
Receive Fixed 6.16% Pay Floating MIBOR	Annually	5/17/23	330,000,000	INR	2,025
Receive Fixed 1.74% Pay Floating rate Overnight SIBCSORA	Semi-Annually	6/15/23	4,680,000	SGD	(4,171)
Receive Fixed 1.79% Pay Floating rate Overnight SIBCSORA	Semi-Annually	6/15/23	24,733,333	SGD	(13,851)
Receive Fixed 2.13% Pay Floating rate China 7-Day Repo	Quarterly	6/15/23	40,000,000	CNY	4,378
Receive Fixed 2.14% Pay Floating rate China 7-Day Repo	Quarterly	6/15/23	30,000,000	CNY	3,393
Receive Fixed 2.19% Pay Floating CNRR007 Index	Quarterly	6/15/23	88,000,000	CNY	16,449
Receive Fixed 2.20% Pay Floating rate China 7-Day Repo	Quarterly	6/15/23	31,000,000	CNY	6,595
Receive Fixed 2.42% Pay Floating rate Overnight SOFR	Annually	6/15/23	6,476,000		595
Receive Fixed 6.34% Pay Floating MIBOR	Annually	6/15/23	540,000,000	INR	3,502
Receive Floating rate 3-Month-BBSW Pay Floating 3-Month AONIA + 0.20%	Quarterly	6/15/23	28,400,000	AUD	11,245
Receive Floating rate 3-Month-HIBOR Pay Fixed rate 2.48%	Quarterly	6/15/23	51,000,000	HKD	(22,694)
Receive Floating rate Overnight SOFR Pay Fixed rate 2.42%	Annually	6/15/23	17,701,600		(2,853)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating rate Overnight SOFR Pay Fixed rate 2.42%	Annually	6/15/23	3,411,000		$(280)
Receive Floating rate 3-Month-BBSW Pay Floating 3-Month AONIA + 0.20%	Quarterly	6/16/23	14,300,000	AUD	5,686
Receive Floating rate 3-Month-BBSW Pay Fixed rate 3.20%	Quarterly	9/21/23	6,400,000	AUD	97
Receive Floating rate 3-Month-BBSW Pay Fixed rate 3.29%	Quarterly	9/21/23	9,400,000	AUD	(5,227)
Receive Fixed 2.74% Pay Floating rate 3-Month-BKBM	Semi-Annually	3/02/24	2,000,000	NZD	(24,888)
Receive Fixed 2.74% Pay Floating rate 3-Month-BKBM	Semi-Annually	3/02/24	3,000,000	NZD	(37,478)
Receive Floating rate 1 Year-SOFR Pay Fixed rate 1.36%	Annually	3/08/24	4,000,000		84,703
Receive Fixed 6.63% Pay Floating MIBOR	Annually	3/15/24	292,500,000	INR	(23,869)
Receive Fixed 6.65% Pay Floating MIBOR	Annually	3/15/24	585,000,000	INR	(45,997)
Receive Fixed 7.36% Pay Floating MIBOR	Annually	3/15/24	624,000,000	INR	2,577
Receive Floating MIBOR Pay Fixed rate 6.51%	Semi-Annually	4/11/24	391,680,000	INR	(7,485)
Receive Fixed 6.84% Pay Floating MIBOR	Annually	4/19/24	630,000,000	INR	(36,618)
Receive Fixed 1.58% Pay Floating rate Overnight SIBCSORA	Semi-Annually	6/15/24	9,225,000	SGD	(79,375)
Receive Fixed 2.26% Pay Floating CNRR007 Index	Quarterly	6/15/24	22,000,000	CNY	7,060
Receive Fixed 2.28% Pay Floating rate China 7-Day Repo	Quarterly	6/15/24	29,700,000	CNY	10,960
Receive Fixed 2.73% Pay Floating 3-Month-KDR	Quarterly	6/15/24	11,070,000,000	KRW	(59,613)
Receive Fixed 3.27% Pay Floating rate 3-Month-BKBM	Semi-Annually	6/15/24	2,000,000	NZD	(17,113)
Receive Floating MIBOR Pay Fixed rate 6.86%	Semi-Annually	6/15/24	240,000,000	INR	(9,722)
Receive Floating rate 6 Month-PRIBOR Pay Fixed rate 5.89%	Semi-Annually	6/15/24	4,549,713	CZK	1,207
Receive Floating rate 6 Month-PRIBOR Pay Fixed rate 6.03%	Semi-Annually	6/15/24	67,326,856	CZK	10,659
Receive Floating rate Overnight SOFR Pay Fixed rate 1.78%	Annually	6/15/24	9,000,000		150,621
Receive Floating rate Overnight SOFR Pay Fixed rate 1.78%	Annually	6/15/24	6,750,000		113,032
Receive Floating rate Overnight SOFR Pay Fixed rate 2.67%	Annually	6/15/24	3,066,000		(2,071)
Receive Fixed 6.47% Pay Floating rate 3-Month-JIBAR	Quarterly	7/27/24	49,768,689	ZAR	18,046
Receive Fixed 2.34% Pay Floating rate Overnight SIBCSORA	Semi-Annually	9/21/24	3,640,000	SGD	313
Receive Fixed 2.34% Pay Floating rate Overnight SIBCSORA	Semi-Annually	9/21/24	1,400,000	SGD	120
Receive Fixed 3.79% Pay Floating rate 3-Month-BKBM	Semi-Annually	9/21/24	4,600,000	NZD	(20,168)
Receive Floating rate Overnight SOFR Pay Fixed rate 2.78%	Monthly	9/21/24	2,690,000		588

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating rate Overnight SOFR Pay Fixed rate 2.80%	Annually	9/21/24	1,030,000		$(275)
Receive Floating rate Overnight SOFR Pay Fixed rate 2.73%	Annually	12/20/24	42,400,000		(6,561)
Receive Fixed 8.44% Pay Floating BRLCDI	Annually	1/02/25	12,000,000	BRL	(180,513)
Receive Floating MIBOR Pay Fixed rate 6.59%	Semi-Annually	6/15/25	180,000,000	INR	18,006
Receive Fixed 6.30% Pay Floating rate 3-Month-JIBAR	Quarterly	7/31/25	53,795,745	ZAR	(78,313)
Receive Fixed 7.57% Pay Floating rate 3-Month-JIBAR	Quarterly	11/04/25	39,000,000	ZAR	(6,040)
Receive Fixed 3.31% Pay Floating 3-Month-KDR	Quarterly	12/17/25	4,360,000,000	KRW	(1,293)
Receive Fixed 3.31% Pay Floating 3-Month-KDR	Quarterly	12/20/25	15,136,000,000	KRW	(4,459)
Receive Floating 3-Month-KDR Pay Fixed rate 3.25%	Quarterly	6/11/26	3,520,000,000	KRW	1,523
Receive Floating rate 3-Month USD LIBOR Pay Fixed rate 0.50%	Quarterly	6/16/26	1,400,000		91,834
Receive Floating rate 3-Month USD LIBOR Pay Fixed rate 0.50%	Quarterly	6/16/26	1,150,000		76,850
Receive Fixed 1.25% Pay Floating 3-Month-USD LIBOR	Semi-Annually	12/15/26	1,300,000		(84,875)
Receive Fixed 11.94% Pay Floating BZDIOVRA Index	Annually	1/04/27	6,174,599	BRL	(2,238)
Receive Fixed 12.07% Pay Floating BRLCDI	Annually	1/04/27	5,300,000	BRL	1,854
Receive Floating rate 1 Year-SOFR Pay Fixed rate 1.42%	Annually	3/08/27	4,000,000		208,598
Receive Floating MIBOR Pay Fixed rate 6.09%	Semi-Annually	3/23/27	120,000,000	INR	59,873
Receive Floating MIBOR Pay Fixed rate 6.19%	Semi-Annually	4/11/27	126,000,000	INR	52,135
Receive Floating MIBOR Pay Fixed rate 6.55%	Semi-Annually	4/19/27	130,500,000	INR	28,217
Receive Floating MIBOR Pay Fixed rate 7.07%	Semi-Annually	5/05/27	222,000,000	INR	(13,020)
Receive Floating Banxico Mexico 1 Month rate Pay Fixed rate 8.98%	Monthly	6/09/27	34,480,701	MXN	(28,146)
Receive Floating MIBOR Pay Fixed rate 6.04%	Semi-Annually	6/15/27	100,000,000	INR	55,590
Receive Floating MIBOR Pay Fixed rate 6.60%	Semi-Annually	6/15/27	63,000,000	INR	15,239
Receive Floating MIBOR Pay Fixed rate 6.62%	Semi-Annually	6/15/27	126,000,000	INR	29,063
Receive Floating MIBOR Pay Fixed rate 7.04%	Semi-Annually	6/15/27	72,000,000	INR	(148)
Receive Floating rate 3-Month-BBSW Pay Floating 3-Month AONIA + 0.27%	Quarterly	6/15/27	3,140,000	AUD	1,189
Receive Floating rate 3-Month-BBSW Pay Floating 3-Month AONIA + 0.27%	Quarterly	6/15/27	3,140,000	AUD	1,085
Receive Floating rate 3-Month-TAIBOR Pay Fixed rate 1.78%	Quarterly	6/15/27	60,000,000	TWD	(21,708)
Receive Floating rate 3-Month-TAIBOR Pay Fixed rate 1.79%	Quarterly	6/15/27	60,000,000	TWD	(22,753)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-Month-TAIBOR Pay Fixed rate 1.92%	Quarterly	6/15/27	43,650,000	TWD	$(26,429)
Receive Floating rate Overnight SOFR Pay Fixed rate 2.56%	Annually	6/15/27	2,140,000		2,698
Receive Floating rate Overnight SOFR Pay Fixed rate 2.82%	Annually	6/15/27	1,374,000		(14,939)
Receive Floating MIBOR Pay Fixed rate 7.08%	Semi-Annually	7/18/27	515,520,000	INR	(19,856)
Receive Floating MIBOR Pay Fixed rate 7.25%	Semi-Annually	7/18/27	349,440,000	INR	(35,130)
Receive Fixed 3.05% Pay Floating 3-Month-KDR	Quarterly	9/21/27	1,740,000,000	KRW	(11,055)
Receive Fixed 3.21% Pay Floating 3-Month-KDR	Quarterly	9/21/27	1,400,000,000	KRW	—
Receive Floating MIBOR Pay Fixed rate 7.01%	Semi-Annually	9/21/27	126,000,000	INR	9,639
Receive Floating MIBOR Pay Fixed rate 7.12%	Semi-Annually	9/21/27	37,700,000	INR	560
Receive Floating MIBOR Pay Fixed rate 7.19%	Monthly	9/21/27	50,000,000	INR	(1,289)
Receive Floating MIBOR Pay Fixed rate 7.22%	Monthly	9/21/27	49,000,000	INR	(2,009)
Receive Floating rate 3-Month-BBSW Pay Floating 3-Month AONIA + 0.26%	Quarterly	9/21/27	3,000,000	AUD	2,402
Receive Floating rate 3-Month-BBSW Pay Floating 3-Month AONIA + 0.27%	Quarterly	9/21/27	3,000,000	AUD	1,789
Receive Floating rate 3-Month-TAIBOR Pay Fixed rate 1.62%	Quarterly	9/21/27	19,440,000	TWD	(169)
Receive Floating 3-Month-KDR Pay Fixed rate 3.04%	Quarterly	12/17/27	15,452,400,000	KRW	16,773
Receive Floating MIBOR Pay Fixed rate 7.28%	Semi-Annually	12/21/27	124,000,000	INR	(2,489)
Receive Floating 3-Month-KDR Pay Fixed rate 2.91%	Quarterly	12/16/28	5,583,600,000	KRW	10,450
Receive Fixed 2.98% Pay Floating 3-Month-KDR	Quarterly	7/23/31	2,640,000,000	KRW	(22,309)
Receive Floating 3-Month-KDR Pay Fixed rate 2.92%	Quarterly	7/23/31	2,640,000,000	KRW	13,335
Receive Floating rate 1 Year-SOFR Pay Fixed rate 1.52%	Annually	3/08/32	4,000,000		384,566
Receive Fixed 0.77% Pay Floating rate 6 Month-EURIBOR	Annually	3/17/32	3,092,000	EUR	(209,594)
Receive Fixed 0.98% Pay Floating rate 6 Month-EURIBOR	Annually	3/17/32	2,085,780	EUR	(120,183)
Receive Fixed 2.57% Pay Floating rate Overnight SIBCSORA	Semi-Annually	3/17/32	20,000,000	SGD	(45,366)
Receive Fixed 2.45% Pay Floating rate Overnight SOFR	Annually	6/15/32	677,800		(11,812)
Receive Fixed 2.46% Pay Floating rate Overnight SOFR	Annually	6/15/32	2,260,000		(38,291)
Receive Fixed 8.28% Pay Floating rate 3-Month-JIBAR	Quarterly	7/27/32	19,017,434	ZAR	(19,837)
Receive Floating Overnight MUTSCALM Pay Fixed rate 0.79%	Annually	2/10/37	288,000,000	JPY	(6,462)
Receive Floating Overnight MUTSCALM Pay Fixed rate 0.61%	Annually	2/18/37	150,000,000	JPY	16,784

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 6 Month-EURIBOR Pay Fixed rate 0.74%	Semi-Annually	3/17/42	2,445,000	EUR	$269,323
Receive Floating rate 6 Month-EURIBOR Pay Fixed rate 0.94%	Semi-Annually	3/17/42	1,116,460	EUR	104,789
Receive Fixed 2.48% Pay Floating rate Overnight SOFR	Annually	6/15/52	308,000		(5,001)
Receive Floating rate Overnight SOFR Pay Fixed rate 2.21%	Annually	6/15/52	462,000		33,425

Total Interest Rate Swap Contracts					$185,311

*In U.S. dollars unless otherwise indicated.

At May 31, 2022, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Equity Contracts – Long[a]
American Campus Communities Inc.	1-Day OBFR + 0.45%	Monthly	BZWS	4/20/23	$5,196,019		$19,073
Amundi SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	824,042	EUR	(9,620)
Amundi SA	1-Day EONIA + 0.40%	Monthly	GSCO	3/14/25	266,038	EUR	37,671
Anima Holding SpA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	1,830,712	EUR	60,682
Atlantia SpA	1-Day EONIA + 0.65%	Monthly	MSCO	4/18/23	372,090	EUR	(5,549)
Atlantia SpA	1-Month EURIBOR + 0.40%	Monthly	BZWS	4/20/23	1,880,627	EUR	(4,455)
Avast PLC	1-Day SONIA + 0.40%	Monthly	BZWS	7/27/22	1,091,032	GBP	15,986
Avast PLC	1-Day FEDEF + 0.65%	Monthly	MSCO	9/23/22	861,701		(134,528)
Barclays PLC	1-Day SONIA + 0.44%	Monthly	MSCS	11/14/22	788,900	GBP	175,173
BNP Paribas SA	1-Month LIBOR + 0.40%	Monthly	GSCO	3/14/25	1,313,178	EUR	733,475
Boskalis Westminster	1-Day EONIA + 0.65%	Monthly	MSCO	5/18/23	30,882	EUR	(396)
Brewin Dolphin Holdings PLC	1-Day SONIA + 0.55%	Monthly	BZWS	4/03/23	718,019	GBP	(37)
Bureau Veritas SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	113,728	EUR	8,101
Bureau Veritas SA	1-Month EURIBOR + 0.40%	Monthly	GSCO	3/14/25	1,082,490	EUR	441,544
Callaway Golf Co.	1-Day FEDEF + 0.40%	Monthly	MSCO	11/22/22	1,217,822		(494,640)
Clipper Logistics PLC	1-Day SONIA + 0.40%	Monthly	BZWS	3/08/23	314,444	GBP	3,582
Croda International PLC	1-Day SONIA + 0.44%	Monthly	MSCS	11/14/22	898,210	GBP	34,857
Danone SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	1,644,432	EUR	(3,391)
Danone SA	1-Month LIBOR + 0.40%	Monthly	GSCO	3/14/25	3,791,588	EUR	31,858
Electricite de France SA	1-Day EONIA + 0.40%	Monthly	MSCS	9/23/22	1,797,180	EUR	(12,172)
Eletrobras	1-Day FEDEF + 1.00%	Monthly	MSCO	1/16/24	479,860		31,744
Elis SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	225,556	EUR	22,177
Elis SA	1-Month EURIBOR + 0.40%	Monthly	GSCO	3/14/25	444,640	EUR	104,636
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	GSCO	10/03/22	37,312		24
Energy Transfer LP	1-Month LIBOR + 0.50%	Monthly	CITI	10/18/22	115,578		17,419
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	BZWS	2/14/23	239,246		1,696
Entain PLC	1-Day SONIA + 0.65%	Monthly	MSCO	2/08/23	531,285	GBP	(118,874)
ESG Core Investments BV	1-Day EONIA + 0.65%	Monthly	MSCO	9/06/22	41,835	EUR	(3,244)
Frasers Group PLC	1-Day SONIA + 0.44%	Monthly	MSCS	11/14/22	780,702	GBP	61,309
[b,c] Gazprom PJSC ADR	1-Day FEDEF	Monthly	MSCS	1/31/24	—		—
Healthcare Trust of America Inc.	1-Day OBFR + 0.45%	Monthly	BZWS	1/27/23	579,488		11,184
HeidelbergCement AG	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	1,684,404	EUR	(1,183)
Hermes International	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	468,607	EUR	46,317

franklintempleton.com	Annual Report	89

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts – Long[a] (continued)
Hibernia REIT PLC	1-Month EURIBOR + 0.85%	Monthly	BZWS	3/28/23	$1,695,954	EUR	$45,731
Hikma Pharmaceuticals PLC	1-Day SONIA + 0.44%	Monthly	MSCS	11/14/22	81,044	GBP	(2,570)
Hitachi Transport System Ltd.	1-Day MUTSCALM + 0.50%	Monthly	MSCO	5/19/23	70,576,186	JPY	1,592
HomeServe	1-Day SONIA + 0.40%	Monthly	BZWS	4/25/23	2,113,624	GBP	(6,897)
Irongate Group	1-Month BBSW + 0.40%	Monthly	BZWS	3/22/23	2,552,087	AUD	58,110
iStar Inc.	1-Day FEDEF + 0.40%	Monthly	MSCO	11/22/22	622,007		(137,125)
ITV PLC	1-Day SONIA + 0.44%	Monthly	MSCS	11/14/22	926,096	GBP	55,152
John Menzies PLC	1-Day SONIA + 0.40%	Monthly	BZWS	3/08/23	1,556,305	GBP	6,505
Kering SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	472,574	EUR	76,561
Kering SA	1-Month EURIBOR + 0.40%	Monthly	GSCO	3/14/25	1,461,221	EUR	126,500
LONGi Green Energy Technology Co. Ltd.	1-Day FEDEF + 0.30%	Monthly	MSCS	9/28/22	697,070		133,026
LVMH Moet Hennessy Louis Vuitton SE	1-Day EONIA + 0.40%	Monthly	GSCO	3/14/25	335,572	EUR	239,837
Meggitt PLC	1-Day SONIA + 0.65%	Monthly	BZWS	8/17/22	2,774,363	GBP	(4,635)
Meggitt PLC	1-Day SONIA + 0.65%	Monthly	MSCO	2/08/23	831,519	GBP	8,928
Nestle SA	1-Day SARON + 0.34%	Monthly	MSCS	1/20/23	1,738,580	CHF	(44,353)
Orpea SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	663,701	EUR	(145,861)
Petroleo Brasileiro SA	1-Day FEDEF + 1.00%	Monthly	MSCS	5/16/23	1,500,761		(118,483)
Preferred Apartment Communities Inc.	1-Day OBFR + 0.45%	Monthly	BZWS	2/17/23	2,082,477		(908)
PS Business Parks Inc.	1-Day OBFR + 0.45%	Monthly	BZWS	4/27/23	970,934		2,456
Ramsay Health Care Ltd.	1-Month BBSW + 0.40%	Monthly	BZWS	4/21/23	1,244,680	AUD	(2,756)
Ramsay Health Care Ltd.	1-Month BBSW + 0.55%	Monthly	MSCO	5/25/23	273,662	AUD	2,309
Ryanair Holdings PLC	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	598,272	EUR	45,072
Sanne Group PLC	1-Day SONIA + 0.40%	Monthly	BZWS	6/24/22	3,526,175	GBP	4,780
Schroders PLC	1-Day SONIA + 0.65%	Monthly	BZWS	4/27/23	630,135	GBP	14,437
Shell Midstream Partners LP	1-Day FEDEF + 1.00%	Monthly	MSCO	5/18/23	51,699		477
Siltronic AG	1-Day EONIA + 0.65%	Monthly	MSCO	11/03/22	489,119	EUR	(176,888)
Smith & Nephew PLC	1-Day SONIA + 0.44%	Monthly	MSCS	11/14/22	3,537,986	GBP	192,814
Smiths Group PLC	1-Day SONIA + 0.44%	Monthly	MSCS	11/14/22	985,337	GBP	86,223
Societe Generale SA	1-Month LIBOR + 0.40%	Monthly	GSCO	3/14/25	817,731	EUR	429,243
SSE PLC	1-Day SONIA + 0.40%	Monthly	MSCS	9/26/22	1,166,966	GBP	(77,073)
Stroeer SE & Co. KGaA	1-Month EURIBOR + 0.40%	Monthly	MSCS	11/14/22	691,394	EUR	32,419
Toshiba Corp.	1-Day MUTSCALM + 0.55%	Monthly	MSCO	8/25/23	16,267,193	JPY	32,921
Ultra Electronics Holdings PLC	1-Day SONIA + 0.40%	Monthly	BZWS	2/20/23	1,408,369	GBP	(52,176)
Uniti Group Ltd.	1-Month BBSW + 0.40%	Monthly	BZWS	4/18/23	4,079,401	AUD	11,925
Uniti Group Ltd.	1-Month BBSW + 0.55%	Monthly	MSCO	4/18/23	1,029,682	AUD	1,077
Vifor Pharma AG	1-Day FEDEF + 0.65%	Monthly	MSCS	9/23/22	950,709		6,384
Vodafone Group PLC	1-Day SONIA + 0.65%	Monthly	MSCO	2/08/23	1,884,973	GBP	196,586

							2,111,759

Equity Contracts – Short[d]
Citrix Systems Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	5/18/23	63,644		(596)
Colruyt SA	1-Day EONIA - 0.40%	Monthly	GSCO	3/14/25	1,343,611	EUR	377,740
DJ EURO STOXX 50 Index	1-Day EONIA - 0.45%	Monthly	MSCO	3/22/23	307,887	EUR	(182,024)
Elisa OYJ	1-Day EONIA - 0.40%	Monthly	GSCO	3/14/25	373,093	EUR	(65,890)
Hannover Rueck SE	1-Day EONIA - 0.35%	Monthly	GSCO	3/14/25	534,486	EUR	(97,944)
Healthcare Realty Trust Inc.	1-Day OBFR - 0.30%	Monthly	BZWS	5/12/23	569,660		(1,761)
Hennes & Mauritz AB	1-Week STIBOR - 0.40%	Monthly	GSCO	3/14/25	5,540,301	SEK	41,394
HMM Co. Ltd.	1-Day FEDEF - 3.50%	Monthly	MSCS	8/10/23	347,920		(40,262)
Industrial Select Sector Index	1-Day FEDEF - 0.12%	Monthly	MSCS	8/22/23	2,361,246		(43,643)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts – Short[d] (continued)
Korea Electric Power Corp.	1-Day FEDEF - 2.75%	Monthly	MSCS	8/10/23	$503,050		$(37,379)
Marks & Spencer Group PLC	1-Day SONIA - 0.30%	Monthly	MSCS	11/14/22	190,089	GBP	(27,551)
MoneyGram International Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	5/02/23	314,798		(7,631)
Morgan Stanley MSPSAVS2 Index	1-Day SONIA - 0.45%	Monthly	MSCO	5/15/23	108,016	GBP	(8,371)
Morgan Stanley MSPSCEGH Index	1-Day FEDEF - 0.35%	Monthly	MSCO	5/15/23	450,467		(51,780)
Morgan Stanley MSPSEGRL Index	1-Day SONIA - 1.50%	Monthly	MSCO	11/01/23	198,710	GBP	8,117
Morgan Stanley MSPSENTH Index	1-Day SONIA - 0.45%	Monthly	MSCO	11/01/23	290,781	GBP	31,547
Morgan Stanley MSPSHRTZ Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	318,193		46,781
Morgan Stanley MSPSKRE Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	1,420,145		72,062
Morgan Stanley MSPSKSS Index	1-Day FEDEF - 0.40%	Monthly	MSCO	9/21/22	337,234		47,928
Morgan Stanley MSPSSXKP Index	1-Day EONIA - 0.48%	Monthly	MSCO	12/27/23	1,386,542	EUR	(67,982)
Morgan Stanley MSPSVLRS Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	96,314		9,395
Morgan Stanley MSPSWBD Index	1-Day FEDEF - 0.35%	Monthly	MSCO	4/25/23	304,188		9,706
Morgan Stanley MSPSXLB Index	1-Day FEDEF - 0.35%	Monthly	MSCO	5/03/23	20,334		(1,050)
Morgan Stanley MSPSXLE Index	1-Day FEDEF - 0.35%	Monthly	MSCO	5/15/23	14,089		(1,812)
Morgan Stanley MSPSXLI Index	1-Day FEDEF - 0.35%	Monthly	MSCO	5/03/23	45,646		142
Morgan Stanley MSPSXLU Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	2,137,267		(39,760)
Morgan Stanley MSPSXME Index	1-Day FEDEF - 0.35%	Monthly	MSCO	5/03/23	33,915		(2,185)
Morgan Stanley MSWDSGBP Index	1-Day SONIA	Monthly	MSCO	5/26/23	—	GBP	(297)
Next PLC	1-Day SONIA - 0.30%	Monthly	MSCS	11/14/22	483,071	GBP	(42,635)
Nippon Yusen	1-Day MUTSCALM - 0.40%	Monthly	MSCS	10/03/23	73,854,260	JPY	(132,444)
NortonLifeLock Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	2/06/23	95,200		7,040
Paramount Global	1-Day FEDEF - 0.35%	Monthly	MSCO	5/18/23	39,939		(4,244)
Philadelphia SE Utility Index	1-Day FEDEF - 0.05%	Monthly	MSCO	8/22/23	3,823,794		(138,330)
Renewable Energy Group Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	5/10/23	63,845		(347)
Rentokil Initial	1-Day FEDEF - 0.35%	Monthly	MSCO	9/23/22	611,673		(9,459)
Rivian Automotive Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	5/31/23	13,110		(141)
Safehold Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	2/06/23	760,480		126,480
Schroders PLC	1-Day SONIA - 0.30%	Monthly	BZWS	4/27/23	637,618	GBP	(18,626)
STOXX Europe 600 Utilities Index	1-Day EONIA - 0.45%	Monthly	MSCS	9/13/23	1,195,539	EUR	(1,457)
Swisscom AG	1-Day SARON - 0.35%	Monthly	GSCO	3/14/25	716,144	CHF	(143,919)
Tenneco Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	5/09/23	358,060		(44,398)
Tesla Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	12/31/25	76,139		(3,478)
WAF GY Hedge Basket	1-Day EONIA - 0.45%	Monthly	MSCO	12/27/23	328,049	EUR	770

							(438,294)

Total – Total Return Swap Contracts							$1,673,465

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 9 regarding investments in Russian securities.

dThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

See Note 12 regarding other derivative information.

See Abbreviations on page 114.

franklintempleton.com	Annual Report	91

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

May 31, 2022

Franklin K2 Alternative Strategies Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$1,172,956,785
Cost – Non-controlled affiliates (Note 3f)	4,937,000
Cost – Unaffiliated repurchase agreements	1,058,171

Value – Unaffiliated issuers†	$1,184,672,929
Value – Non-controlled affiliates (Note 3f)	4,937,000
Value – Unaffiliated repurchase agreements	1,058,171
Cash	33,233,022
Restricted cash for OTC derivatives (Note 1e)	3,140,000
Foreign currency, at value (cost $6,304,018)	6,558,044
Receivables:
Investment securities sold	35,858,230
Capital shares sold	1,890,065
Dividends and interest	5,431,825
Deposits with brokers for:
Exchange traded options written	133,903
Securities sold short	212,091,494
OTC derivative contracts	24,358,354
Futures contracts	9,205,328
Centrally cleared swap contracts	2,504,553
Due from brokers	19,985,001
Variation margin on centrally cleared swap contracts	194,223
Variation margin on futures contracts	842,201
OTC swap contracts (upfront payments $2,495,195)	2,335,570
Unrealized appreciation on OTC forward exchange contracts	6,604,272
Unrealized appreciation on OTC swap contracts	5,053,407
Other assets	7,623

Total assets	1,560,095,215

Liabilities:
Payables:
Investment securities purchased	22,664,446
Capital shares redeemed	2,601,473
Management fees	1,971,173
Distribution fees	42,004
Trustees’ fees and expenses	9,007
Transfer agent fees	294,402
Deposits from brokers for:
OTC derivative contracts	3,140,000
Due to brokers	20,863,224
OTC swap contracts (upfront receipts $723,377)	697,391
Options written, at value (premiums received $2,077,957)	1,966,832
Securities sold short, at value (proceeds $253,520,775)	224,344,875
Payable upon return of securities loaned (Note 1g)	5,995,171
Unrealized depreciation on OTC forward exchange contracts	4,709,210
Unrealized depreciation on OTC swap contracts	2,971,621
Unrealized depreciation on unfunded loan commitments (Note 11)	94,370
Accrued expenses and other liabilities	615,238

Total liabilities	292,980,437

Net assets, at value	$1,267,114,778

Net assets consist of:
Paid-in capital	$1,247,865,003
Total distributable earnings (loss)	19,249,775

Net assets, at value	$1,267,114,778

†Includes securities loaned	$7,984,577

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2022

Franklin K2 Alternative Strategies Fund

Class A:
Net assets, at value	$94,580,122

Shares outstanding	8,476,302

Net asset value per share[a]	$11.16

Maximum offering price per share (net asset value per share ÷ 94.50%)	$11.81

Class C:
Net assets, at value	$24,485,533

Shares outstanding	2,268,101

Net asset value and maximum offering price per share[a]	$10.80

Class R:
Net assets, at value	$810,811

Shares outstanding	72,879

Net asset value and maximum offering price per share	$11.13

Class R6:
Net assets, at value	$47,850,850

Shares outstanding	4,247,736

Net asset value and maximum offering price per share	$11.27

Advisor Class:
Net assets, at value	$1,099,387,462

Shares outstanding	97,820,692

Net asset value and maximum offering price per share	$11.24

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	93

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2022

Franklin K2 Alternative Strategies Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$5,284,053
Interest: (net of foreign taxes)~
Unaffiliated issuers	23,467,042
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	99,960
Non-controlled affiliates (Note 3f)	2,117

Total investment income	28,853,172

Expenses:
Management fees (Note 3a)	25,831,040
Distribution fees: (Note 3c)
Class A	255,230
Class C	290,054
Class R	5,290
Transfer agent fees: (Note 3e)
Class A	106,379
Class C	30,067
Class R	1,507
Class R6	12,797
Advisor Class	1,242,873
Custodian fees (Note 4)	267,040
Reports to shareholders fees	99,170
Registration and filing fees	108,715
Professional fees	549,721
Trustees’ fees and expenses	388,212
Dividends and interest on securities sold short	3,232,413
Security borrowing fees	2,204,873
Other	148,818

Total expenses	34,774,199

Expense reductions (Note 4)	(15,605)
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,089,530)

Net expenses	32,669,064

Net investment income (loss)	(3,815,892)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	38,062,763
Written options	1,656,283
Foreign currency transactions	(893,350)
Forward exchange contracts	10,181,183
Futures contracts	2,708,894
Securities sold short	(9,711,569)
Swap contracts	(635,732)

Net realized gain (loss)	41,368,472

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(166,549,301)
Written options	(58,517)
Translation of other assets and liabilities denominated in foreign currencies	38,603
Forward exchange contracts	3,870,801
Futures contracts	1,332,571
Securities sold short	38,982,644
Swap contracts	(984,002)

Net change in unrealized appreciation (depreciation)	(123,367,201)

Net realized and unrealized gain (loss)	(81,998,729)

Net increase (decrease) in net assets resulting from operations	$(85,814,621)

* Foreign taxes withheld on dividends	$243,166
~ Foreign taxes withheld on interest	$18,545

94	Annual Report| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2022	2021
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,815,892)	$(5,706,292)
Net realized gain (loss)	41,368,472	82,760,682
Net change in unrealized appreciation (depreciation)	(123,367,201)	64,678,301

Net increase (decrease) in net assets resulting from operations	(85,814,621)	141,732,691

Distributions to shareholders:
Class A	(4,718,508)	(770,421)
Class C	(1,181,591)	(270,063)
Class R	(56,639)	(6,563)
Class R6	(2,581,950)	(218,294)
Advisor Class	(58,285,888)	(8,558,261)

Total distributions to shareholders	(66,824,576)	(9,823,602)

Capital share transactions: (Note 2)
Class A	3,686,486	1,751,000
Class C	(3,895,079)	(7,911,374)
Class R	115,566	(133,193)
Class R6	26,424,523	9,227,168
Advisor Class	79,327,812	59,488,692

Total capital share transactions	105,659,308	62,422,293

Net increase (decrease) in net assets	(46,979,889)	194,331,382
Net assets:
Beginning of year	1,314,094,667	1,119,763,285

End of year	$1,267,114,778	$1,314,094,667

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	95

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Alternative Strategies Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Alternative Strategies Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Effective August 2, 2021, Class C shares automatically convert to Class A shares on a monthly basis, after they have been held for 8 years. Prior to August 2, 2021, Class C shares converted to Class A shares after a 10-year holding period. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value

(NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are

96	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Funds’ portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At May 31, 2022, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”). See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Schedule of Investments, had been entered into on May 31, 2022.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate, equity price and foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Any upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations, if any.

The Fund entered into interest rate swap contracts primarily to manage and/or gain exposure to interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 12 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At May 31, 2022, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency Securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. Additionally, the Fund received $2,241,410 in U.S. Government and Agency Securities as collateral. These securities received as collateral are held in segregated accounts with the Fund’s custodian. The Fund cannot repledge or resell these securities received as collateral. As such, the non-cash collateral is excluded from the Consolidated Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligation to the Fund. If the borrower defaults on its obligations to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Investments in K2 Holdings Investment Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2022, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Schedule of Investments

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

and Consolidated Statement of Assets and Liabilities. All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2022, the net assets of the K2 Subsidiary were $26,596,235 representing 2.1% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2022, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2022, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2022		2021

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	1,769,519	$21,332,819	1,951,153	$23,399,007
Shares issued in reinvestment of distributions	360,033	4,313,199	57,588	702,572
Shares redeemed	(1,847,856)	(21,959,532)	(1,878,747)	(22,350,579)

Net increase (decrease)	281,696	$3,686,486	129,994	$1,751,000

Class C Shares:
Shares sold	480,168	$5,612,560	378,698	$4,426,844
Shares issued in reinvestment of distributions	86,857	1,009,276	20,310	241,483
Shares redeemed[a]	(904,193)	(10,516,915)	(1,086,696)	(12,579,701)

Net increase (decrease)	(337,168)	$(3,895,079)	(687,688)	$(7,911,374)

Class R Shares:
Shares sold	44,316	$551,233	7,188	$83,786
Shares issued in reinvestment of distributions	4,740	56,639	538	6,563
Shares redeemed	(43,693)	(492,306)	(19,125)	(223,542)

Net increase (decrease)	5,363	$115,566	(11,399)	$(133,193)

Class R6 Shares:
Shares sold	2,732,753	$34,472,560	1,604,568	$19,048,050
Shares issued in reinvestment of distributions	204,346	2,468,501	15,991	196,690
Shares redeemed	(872,943)	(10,516,538)	(817,737)	(10,017,572)

Net increase (decrease)	2,064,156	$26,424,523	802,822	$9,227,168

Advisor Class Shares:
Shares sold	31,381,005	$381,327,809	25,684,121	$308,883,780
Shares issued in reinvestment of distributions	3,252,963	39,198,207	466,135	5,719,482
Shares redeemed	(28,619,216)	(341,198,204)	(21,325,304)	(255,114,570)

Net increase (decrease)	6,014,752	$79,327,812	4,824,952	$59,488,692

aMay include a portion of Class C shares that were automatically converted to Class A.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee, calculated daily and paid monthly, to K2 Advisors based on the average daily net assets of the Fund and K2 Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.90%	Up to and including $1 billion
1.85%	Over $1 billion, up to and including $1.5 billion
1.80%	Over $1.5 billion, up to and including $3 billion
1.75%	In excess of $3 billion

For the year ended May 31, 2022, the gross effective management fee rate was 1.89% of the Fund’s average daily net assets.

Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount equal to the management fees paid by the K2 Subsidiary.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors and are not an additional expense of the Fund or K2 Subsidiary. Each subadvisor is compensated for managing its respective portion of the average daily net assets of the Fund or K2 Subsidiary.

Subadvisors
Apollo Credit Management LLC
Bardin Hill Arbitrage IC Management LP
Benefit Street Partners L.L.C. *
BlueBay Asset Management LLP
Chilton Investment Company, Inc.
Electron Capital Partners, LLC
Ellington Global Asset Management, LLC
Emso Asset Management Limited
Graham Capital Management, L.P.
Jennison Associates, LLC
Lazard Asset Management, LLC
Loomis Sayles & Company, L.P.
One River Asset Management, LLC
P. Schoenfeld Asset Management L.P.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Subadvisors
Portland Hill Asset Management Limited
RV Capital Management Private, Ltd.
Wellington Management Company, LLP

*An affiliate of K2 Advisors.

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund’s and K2 Subsidiary’s average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$10,984
CDSC retained	$1,645

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

For the year ended May 31, 2022, the Fund paid transfer agent fees of $1,393,623, of which $458,908 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2022, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from Securities Loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.437%	$3,305,000	$69,875,000	$(68,243,000)	$—	$—	$4,937,000	4,937,000	$2,117

g. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding interest expense, distribution fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.95% based on the average net assets of each class until September 30, 2022. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2022.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2022, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2022 and 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$18,664,819	$—
Long term capital gain	48,159,757	9,823,602

Total distributions paid	$66,824,576	$9,823,602

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

5. Income Taxes (continued)

At May 31, 2022, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gain for income tax purposes were as follows:

Cost of investments	$964,190,362

Unrealized appreciation	$113,962,600
Unrealized depreciation	(113,621,804)

Net unrealized appreciation (depreciation)	$340,796

Distributable earnings
Undistributed ordinary income	$7,254,960
Undistributed long term capital gain	8,295,038

Total distributable earnings	$15,549,998

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and investments in the K2 Subsidiary.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2022, aggregated $2,366,093,228 and $2,295,477,743, respectively.

At May 31, 2022, in connection with securities lending transactions, the Fund loaned equity investments and corporate bonds and notes and received $5,995,171 of cash collateral. The gross amounts of recognized liability for such transactions are included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.

The Fund sold certain long positions held in the portfolio and simultaneously entered into total return swaps on the positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At May 31, 2022, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At Year Ended May 31, 2022

	Cost Basis of Positions Sold	Gross Cash Received for Positions Sold	Fair Value of Transferred Assets[a]	Gross Derivative Assets Recorded[b]	Gross Derivative Liabilities Recorded[b]
Sales and total return swaps	$2,683,794	$3,344,284	$2,893,091	$2,893,117	$(3,344,310)

a$(451,193) of fair value of transferred assets are included as unrealized appreciation and depreciation on OTC swap contracts in the Consolidated Statement of Assets and Liabilities.

bBalances are presented on a gross basis, based on each leg of the swap contract, before the application of counterparty and cash collateral offsetting.

See Notes 1(d) and 14 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2022, the Fund had 5.5% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade as determined by Nationally Recognized Statistical Credit Ratings Organizations and/or internally, by investment management and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2022, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $5,103,268, representing 0.4% of the Fund’s net assets. For information as to specific securities, see the accompanying Consolidated Schedule of Investments.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At May 31, 2022, the Fund had 0.1% of its net assets denominated in Argentine Pesos. Argentina has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Investments in Russian Securities

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian financial instruments held by the Fund had little or no value at May 31, 2022.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

10. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

11. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations. Funded portions of credit agreements are presented in the Consolidated Schedule of Investments.

At May 31, 2022, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Delivery Hero SE, Term Loan B	$687,750
Upfield Group BV, Term Loan RC	400,050

$1,087,800

12. Other Derivative Information

At May 31, 2022, the investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Investments in securities, at value	$421,474	[a]	Options written, at value	$520,178
	Variation margin on futures contracts	1,541,494	[b]	Variation margin on futures contracts	1,052,127	[b]
	Variation margin on centrally cleared swap contracts	2,087,513	[b]	Variation margin on centrally cleared swap contracts	1,902,202	[b]

Foreign exchange contracts	Investments in securities, at value	32,988	[a]	Options written, at value	6,189
	Unrealized appreciation on OTC forward exchange contracts	6,604,272		Unrealized depreciation on OTC forward exchange contracts	4,709,210
	Variation margin on futures contracts	27,805	[b]
	Unrealized appreciation on OTC swap contracts	196,815

Credit contracts	Variation margin on centrally cleared swap contracts	132,394	[b]	Variation margin on centrally cleared swap contracts	28,600	[b]
	OTC swap contracts (upfront payments)	2,335,570		OTC swap contracts (upfront receipts)	697,391
	Unrealized appreciation on OTC swap contracts	407,917		Unrealized depreciation on OTC swap contracts	196,411

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Investments in securities, at value	$5,377,596	[a]	Options written, at value	$1,440,465
	Variation margin on futures contracts	1,095,524	[b]	Variation margin on futures contracts	2,135,684	[b]
	Unrealized appreciation on OTC swap contracts	4,448,675		Unrealized depreciation on OTC swap contracts	2,775,210

Commodity contracts	Variation margin on futures contracts	1,105,375	[b]	Variation margin on futures contracts	341,933	[b]

Totals		$25,815,412			$15,805,600

aPurchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2022, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Investments	$84,901 [a]	Investments	$(95,205)[a]
	Written options	(87,161)	Written options	158,117
	Futures contracts	(2,717,091)	Futures contracts	626,008
	Swap contracts	2,686,631	Swap contracts	235,717

Foreign exchange contracts	Investments	(14,571)[a]	Investments	6,814 [a]
	Written options	(185,049)	Written options	(379)
	Forward exchange contracts	10,181,183	Forward exchange contracts	3,870,801
	Futures contracts	40,828	Futures contracts	27,735
			Swap contracts	196,815

Credit contracts	Swap contracts	1,588,412	Swap contracts	909,644

Equity contracts	Investments	(3,134,139)[a]	Investments	(12,467)[a]
	Written options	1,928,493	Written options	(216,255)
	Futures contracts	(2,691,571)	Futures contracts	1,237,335
	Swap contracts	(4,910,775)	Swap contracts	(2,326,178)

Commodity contracts	Futures contracts	8,076,728	Futures contracts	(558,507)

Totals		$10,846,819		$4,059,995

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended May 31, 2022, the average month end notional amount of options, futures contracts and swap contracts represented 3,191,146 shares/units, $595,247,838 and $594,905,525, respectively. The average month end contract value of forward exchange contracts was $383,579,706.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

12. Other Derivative Information (continued)

At May 31, 2022, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$6,604,272	$4,709,210
Options Purchased	137,740	—
Options Written	—	6,761
Swap Contracts	7,388,977	3,669,012

Total	$14,130,989	$8,384,983

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2022, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNPP	$56,687	$(56,687)	$—	$—	$—
BNYM	681,658	(681,658)	—	—	—
BOFA	32,886	(29,877)	—	—	3,009
BZWS	2,006,496	(1,039,598)	—	—	966,898
CITI	225,641	(225,641)	—	—	—
DBAB	49,296	(30,339)	—	—	18,957
FBCO	32,261	(7,179)	—	—	25,082
GSCO	3,847,084	(547,428)	—	(2,280,000)	1,019,656
HSBC	488,300	(148,681)	—	(339,619)	—
JPHQ	558,850	(217,199)	—	—	341,651
JPHQ[b]	1,683,652	—	—	—	1,683,652
MSCO	627,954	(311,730)	—	—	316,224
MSCO[b]	610,242	—	—	—	610,242
MSCO[c]	1,986,291	(689,497)	—	—	1,296,794
MSCS	1,080,326	(755,224)	—	—	325,102
SCBL	36,824	(36,824)	—	—	—
UBSW	126,541	(119,832)	—	—	6,709

Total	$14,130,989	$(4,897,394)	$—	$(2,619,619)	$6,613,976

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2022, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BNPP	$127,120	$(56,687)	$—	$—	$70,433
BNYM	1,046,950	(681,658)	—	(128,000)	237,292
BOFA	29,877	(29,877)	—	—	—
BZWS	1,039,598	(1,039,598)	—	—	—
CITI	333,531	(225,641)	—	(107,890)	—
DBAB	30,339	(30,339)	—	—	—
FBCO	7,179	(7,179)	—	—	—
GSCO	547,428	(547,428)	—	—	—
HSBC	148,681	(148,681)	—	—	—
JPHQ	217,199	(217,199)	—	—	—
JPHQ[b]	1,395,250	—	—	—	1,395,250
MSCO	311,730	(311,730)	—	—	—
MSCO[b]	1,496,799	—	—	—	1,496,799
MSCO[c]	689,497	(689,497)	—	—	—
MSCS	755,224	(755,224)	—	—	—
SCBL	88,749	(36,824)	—	—	51,925
UBSW	119,832	(119,832)	—	—	—

Total	$8,384,983	$(4,897,394)	$—	$(235,890)	$3,251,699

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bRepresents derivatives not subject to an ISDA master agreement.

cRepresents derivatives owned by the K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(h).

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 114.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (Global Credit Facility) which matures on February 3, 2023. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2022, the Fund did not use the Global Credit Facility.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2022, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$410,491,437	$70,157,083		$26,453		$480,674,973
Convertible Bonds	—	152,894,422		—		152,894,422
Corporate Bonds and Notes	—	151,139,701		23,978		151,163,679
Corporate Bonds and Notes in Reorganization	—	5,103,268		—	[c]	5,103,268
Senior Floating Rate Interests	—	4,004,411		—		4,004,411
Foreign Government and Agency Securities	—	71,984,978		—		71,984,978
U.S. Government and Agency Securities	—	4,848,900		—		4,848,900
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	88,994,732		103,040		89,097,772
Options Purchased	5,797,760	34,298		—		5,832,058
Short Term Investments	204,163,386	20,900,253		—		225,063,639

Total Investments in Securities	$620,452,583	$570,062,046		$153,471		$1,190,668,100

Other Financial Instruments:
Futures Contracts	$3,770,198	$—		$—		$3,770,198
Forward Exchange Contracts	—	6,604,272		—		6,604,272
Swap Contracts	—	7,273,314		—	[c]	7,273,314

Total Other Financial Instruments	$3,770,198	$13,877,586		$—		$17,647,784

Liabilities:
Other Financial Instruments:
Options Written	$1,960,125	$6,707		$—		$1,966,832
Securities Sold Short[a]	196,500,338	27,844,537	[e]	—		224,344,875
Futures Contracts	3,529,744	—		—		3,529,744
Forward Exchange Contracts	—	4,709,210		—		4,709,210
Swap Contracts	—	4,902,423		—		4,902,423
Unfunded Loan Commitments	—	94,370		—		94,370

Total Other Financial Instruments	$201,990,207	$37,557,247		$—		$239,547,454

aFor detailed categories, see the accompanying Consolidated Schedule of Investments.

bIncludes common stocks, exchange traded funds, preferred stocks and convertible preferred stocks as well as other equity interests.

cIncludes financial instruments determined to have no value at May 31, 2022.

dIncludes foreign securities valued at $63,655,205, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial Instrument Valuation note for more information.

eIncludes foreign securities valued at $3,103,152, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial Instrument Valuation note for more information.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

15. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNPP	BNP Paribas	ARS	Argentine Peso	ADR	American Depositary Receipt
BNYM	The Bank of New York Mellon Corp.	AUD	Australian Dollar	AONIA	Australian Interbank Offered Rate
BOFA	Bank of America, NA	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
BZWS	Barclays Bank PLC	CAD	Canadian Dollar	BADLAR	Argentina Deposit Rates BADLAR Private Banks ARS
CITI	Citigroup, NA	CHF	Swiss Franc
DBAB	Deutsche Bank, AG	CNY	Chinese Yuan	BBSW	Bank Bill Swap Rate
FBCO	Credit Suisse International	COP	Colombian Peso	BKBM	Bank Bill Benchmark Rate
GSCO	Goldman Sachs International	CZK	Czech Koruna	BRLCDI	Brazil Cetip Di Interbank Deposit Rate
HSBC	HSBC Bank PLC	EUR	Euro	BZDIOVRA	Brazil Interbank Deposit Rate
JPHQ	JP Morgan Chase Bank, NA	GBP	British Pound	CAC	Cotation Assistee en Continu
MSCO	Morgan Stanley & Co. LLC	HKD	Hong Kong Dollar	CLO	Collateralized Loan Obligation
MSCS	Morgan Stanley Capital Services LLC	HUF	Hungarian Forint	CME	Chicago Mercantile Exchange
SCBL	Standard Chartered Bank	INR	Indian Rupee	CNRR007	China 7-Day Reverse Repo Rate
UBSW	UBS AG	JPY	Japanese Yen	DAX	Deutscher Aktienindex
		KRW	South Korean Won	DJIA	Dow Jones Industrial Average
		MXN	Mexican Peso	EONIA	Euro OverNight Index Average
		NOK	Norwegian Krone	ETF	Exchange Traded Fund
		NZD	New Zealand Dollar	EURIBOR	Euro Interbank Offered Rate
		PHP	Philippine Peso	FEDEF	Federal Funds Effective Rate
		PLN	Polish Zloty	FHLMC	Federal Home Loan Mortgage Corp.
		SEK	Swedish Krona	FNMA	Federal National Mortgage Association
		SGD	Singapore Dollar	FRN	Floating Rate Note
		USD	United States Dollar	FTSE	Financial Times Stock Exchange
		TWD	Taiwan Dollar	HIBOR	Hong Kong Interbank Offered Rate
		ZAR	South African Rand	IMM	International Money Market
Index				JIBAR	Johannesburg Interbank Agreed Rate
				KDR	Korean Depositary Receipt
CDX.NA.HY	CDX North America High Yield Index			LIBOR	London InterBank Offered Rate
				MBIA	Municipal Bond Investors Assurance Corp.
				MIB	Milano Italia Borsa
				MIBOR	Mumbai Interbank Offered Rate
				MTN	Medium Term Note
				MUTSCALM	Japan Unsecured Overnight Call Rate
				OBFR	Overnight Bank Funding Rate
				PIK	Payment In-Kind
				PRIBOR	Prague Interbank Offered Rate
				RC	Revolving Loan Commitment
				REIT	Real Estate Investment Trust
				SARON	Swiss Average Rate Overnight
				SIBSCORA	Singapore Overnight Rate Average
				SOFR	Secured Overnight Financing Rate
				SONIA	Sterling Overnight Index Average
				SPDR	Standard & Poor’s Depositary Receipt
				STR	Short Term Rate
				STIBOR	Stockholm Interbank Offered Rate
				TAIBOR	Taiwan Interbank Offered Rate
				TOPIX	Tokyo Price Index

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Alternative Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin K2 Alternative Strategies Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated schedule of investments, as of May 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin K2 Alternative Strategies Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 28, 2022

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Tax Information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$51,643,460
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$2,877,386
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$4,309,872
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$8,835,248

Note (1)—The Law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson	Trustee since 2011 and Chairperson since 2020	30	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FTAC Parnassus Acquisition Corp. (special purpose fintech acquisition company) (2021-present); and formerly, FTAC Olympus Acquisition Corp. (special purpose fintech acquisition company) (2020-2022) and FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-2021).

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	30	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	131	None

Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	72	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Brooks Ritchey (1959) 300 Atlantic Street Stamford, CT 06901	President and Chief Executive Officer – Investment Management	Since 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex..

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Alternative Strategies Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 24, 2022, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management LLC

Bardin Hill Arbitrage IC Management LP

BlueBay Asset Management LLP

Chilton Investment Company, LLC

Electron Capital Partners, LLC

Ellington Global Asset Management, L.L.C.

EMSO Asset Management Limited

Graham Capital Management, L.P.

Jennison Associates LLC

Lazard Asset Management, LLC

Loomis, Sayles & Company, L.P.

One River Asset Management, LLC

P. Schoenfeld Asset Management LP

Portland Hill Asset Management Limited

RV Capital Management Private, Ltd.

Wellington Management Company, LLP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund.

The Board also took into account information furnished throughout the year at Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FT complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

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SHAREHOLDER INFORMATION

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multistrategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because some of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”) for the Board’s consideration. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties and took into account the Alternate Expense Group as part of their considerations.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity in the current work-from-home environment and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

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NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the

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Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in October 2013, the trustees reviewed the investment performance of the Fund for the one-, three-, and five-year and since inception periods ended December 31, 2021.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative multi-strategy funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2021, total returns in the second-best performing quintile for the three-year period ended December 31, 2021, total returns in the middle performing quintile for the five-year period ended December 31, 2021, and total returns in the best performing quintile for the since inception period ended December 31, 2021. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. Despite lower relative performance in the one-year period ended December 31, 2021, the trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the profits realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In this regard, the trustees took into account the introduction in 2020 of breakpoints in the investment management fee schedule of the Fund, which were designed to better position the Fund for potential asset growth. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board also considered the reductions negotiated by K2 Advisors in the sub-advisory fees charged by the Sub-Advisers, including the addition of breakpoints in the sub-advisory fee schedules of certain Sub-Advisors in 2021. The Board noted that the sub-advisory fees are paid by

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K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Base Expense Group and the second-most expensive quintile of its Alternate Expense Group. The Fund’s total expenses were in the most expensive quintile of its Base Expense Group and the middle quintile of its Alternate Expense Group.

Noting (i) that the Fund’s contractual management fee and total expenses were lower than the Fund’s primary competitor, (ii) the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in both peer groups), and (iii) factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2021, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

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Based upon their consideration of all these factors, the trustees determined that the level of profits realized by K2 Advisors and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided. In addition, the Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that benefits of economies of scale will, depending on the fee waiver and expense limitation arrangement in effect at the time, potentially be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

Board Approval of Sub-Advisory Agreement

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND (THE “FUND”)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 24, 2022, unanimously approved the sub-advisory agreement (the “New Sub-Advisory Agreement”) with ActusRay Partners Limited (“Sub-Advisor”) with respect to the Fund.

In approving the New Sub-Advisory Agreement, the Board, including the independent trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory

Agreement was in the best interests of the Fund and its shareholders. As part of the approval process, the trustees considered the process undertaken and information provided during their consideration and approval also on May 24, 2022 of the investment management agreement between K2/D&S Management Co., L.L.C., the Fund’s investment manager (“K2 Advisors”), and the Trust, on behalf of the Fund, and the sub-advisory agreements between K2 Advisors and the Fund’s existing sub-advisors.

In making the foregoing approvals, the independent trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various materials related to the New Sub-Advisory Agreement including: (1) a copy of the proposed form of New Sub-Advisory Agreement for the Sub-Advisor; (2) information describing the nature, quality and extent of services that the Sub-Advisor would provide to the Fund, and the proposed sub-advisory fees payable to the Sub-Adviser; (3) a report from K2 Advisors on the diligence conducted on the Sub-Advisor and the reasons for recommending the Sub-Advisor as a sub-advisor for the Fund, including, but not limited to, the Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (4) a report from the Fund’s Chief Compliance Officer regarding the Sub-Advisor’s compliance program and capabilities, including the Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Fund’s Chief Compliance Officer with respect thereto. The Board noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Sub-Advisor to the Fund under the New Sub-Advisory Agreement; (2) the Sub-Advisor’s experience as a manager of other accounts; (3) the Sub-Advisor’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Advisor; (6) profitability matters; (7) reports from K2 Advisors on the diligence conducted on the Sub-Advisor and the reasons for recommending the

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Sub-Advisor as a sub-advisor for the Fund, including, but not limited to, the Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (8) a report from the Trust’s Chief Compliance Officer regarding the Sub-Advisor’s compliance program and capabilities, including the Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as the Sub-Advisor’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goal.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by the Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and the Sub-Advisor’s proposed investment strategy, and the Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, the Sub-Advisor’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by the Sub-Advisor, the Board noted the responsibilities that the Sub-Advisor would have with respect to the Fund’s assets to be allocated to it by K2-Advisors ( the “Sub-Advised Portion”), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The trustees considered the successful performance of the Sub-Advisor in managing other investment products with investment strategies similar to the investment strategies of its Sub-Advised Portion.

The trustees reviewed the portfolio management team at the Sub-Advisor that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by the Sub-Advisor, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding the Sub-Advisor’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing the Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance capabilities, and efforts to integrate the Sub-Advisor’s operations, policies, procedures and compliance functions with those of K2 Advisors.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by the Sub-Advisor to the Fund and its shareholders and were confident in the abilities of the Sub-Advisor to implement its proposed investment strategies, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as the Sub-Advisor had not provided any services to the Fund, there was no investment performance of the Sub-Advisor with respect to the Fund. The Board considered the investment performance of the Sub-Advisor in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of the Sub-Advisor in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by the Sub-Advisor. The Board also noted that it could not evaluate the Sub-Advisor’s profitability with respect to the Fund since no assets had yet been allocated to the Sub-Advisor.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to the Sub-Advisor and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to the

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Sub-Advisor were the product of negotiations between K2 Advisors and the Sub-Advisor and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and the Sub-Advisor in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and the Sub-Advisor. The trustees considered various other products, portfolios and entities that are advised by the Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which the Sub-Advisor may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring the Sub-Advisor as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, and the expected impact of the engagement of the Sub-Advisor on the amount of Fund expenses being waived by K2 Advisors (2) the level of sub-advisory fees to be paid to the Sub-Advisor, and (3) K2 Advisors’ belief that hiring of the Sub-Advisor will not have any material impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for the Sub-Advisor was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by the Sub-Advisor as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the trustees—including a majority of the independent trustees—with the assistance of independent counsel approved the New Sub-Advisory Agreement, including the fees payable thereunder, with the Sub-Advisor for the Fund.

Liquidity Risk Management Program

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the

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four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Schedule of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive, or receive notice of the availability of, the Fund’s financial reports every six months. In addition, you will receive an annual updated summary prospectus (detail prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Important Notice to Shareholders

SECTION 19(A) NOTICE

On December 30, 2021, the Fund distributed $0.0597, $0.0000, $0.0496, $0.0990 and $0.0901 from net investment income for Class A, Class C, Class R, Class R6 and Advisor Class, respectively; $0.0776 from short-term capital gains; and $0.4227 from long-term capital gains, which are calculated on a tax basis in accordance with income tax regulations.

Estimated distribution sources are as follows: $0.0049, $0.0000, $0.0041, $0.0082 and $0.0075 represents net investment income for Class A, Class C, Class R, Class R6 and Advisor Class, respectively; $0.2362 represents gain from the sale of securities for each class; and $0.3189, $0.2641, $0.3096, $0.3549 and $0.3467 represents return of principal for Class A, Class C, Class R, Class R6 and Advisor Class, respectively. These estimates are calculated in accordance with U.S. Generally Accepted Accounting Principles that may significantly differ from the amounts calculated on a tax basis. This information is being provided pursuant to Section 19(a) of the Investment Company Act of 1940 and should not be used for tax reporting purposes.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Alternative Strategies Fund

Investment Manager	Distributor	Shareholder Services
K2/D&S Management Co., L.L.C.	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2022 Franklin Templeton Investments. All rights reserved.		068 A 07/22

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN K2 LONG SHORT CREDIT FUND

A Series of Franklin Alternative Strategies Funds

May 31, 2022

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SHAREHOLDER LETTER

Dear Fellow Shareholder:

During the 12 months ended May 31, 2022, the global economy was pressured by geopolitical instability, tightening monetary policies and renewed COVID-19 outbreaks. Although global equities benefited from ongoing vaccination programs and easing restrictions in certain regions, this was outweighed by the spread of COVID-19 variants, Russia’s invasion of Ukraine in February 2022 and interest rate hikes from the U.S. Federal Reserve. The Chinese government’s imposition of new restrictions on some businesses also pressured Asian and global emerging market stocks. Additionally, an environment of persistent supply chain disruptions stoked mounting inflationary pressures.

In this environment, global developed market stocks, as measured by the MSCI World Index (USD), posted a -4.38% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -19.56% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index (USD), posted a -14.97% total return.1

We are committed to our long-term perspective and disciplined investment approach as we continue to conduct a rigorous analysis of Fund subadvisors and markets with a strong emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial professionals in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the future.

Sincerely,

Brooks Ritchey

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2022, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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ANNUAL REPORT

Franklin K2 Long Short Credit Fund

This annual report for Franklin K2 Long Short Credit Fund covers the fiscal year ended May 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks total return through a combination of current income, capital preservation and capital appreciation. The Fund seeks to achieve its investment goal by allocating its assets across multiple alternative strategies in the fixed income and credit areas, including, but not limited to, some or all of the following: credit long short, structured credit and emerging market fixed income. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, and the Fund’s investment manager has overall responsibility for the Fund’s investments.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS), U.S. government and agency securities, collateralized debt and loan obligations, foreign government and supranational debt securities, loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Performance Overview

The Fund’s Class A shares posted a -4.16% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Fixed Income - Credit Index, which measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, posted a -9.01% cumulative total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, which is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.14% cumulative total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

5/31/22

% of Total Net Assets
Long Positions	85.6%
Short Positions	-4.4%
Short-Term Investments	13.3%
Other Assets, less Liabilities	5.5%

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index-NR (net of tax withholding when dividends are paid), posted a -6.78% total return for the 12 months ended May 31, 2022.2 Although global equities benefited from ongoing COVID-19 vaccination programs and easing restrictions in certain regions, the spread of the Delta and Omicron variants hindered markets at certain points during the 12-month period. The Chinese government’s imposition of additional restrictions on some businesses pressured Asian and global emerging market stocks. Additionally, an environment of persistent supply chain disruptions stoked mounting inflationary pressures. Russia’s invasion of Ukraine late in February 2022 injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

In the U.S., gross domestic product (GDP) growth was robust throughout the period until the first quarter of 2022, when the economy contracted. The spread of Omicron variants, weakening fixed investments and a widening trade gap contributed

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income - Credit Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 15.

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FRANKLIN K2 LONG SHORT CREDIT FUND

to the weaker first quarter. Rising prices precipitated a notable decline in consumer confidence, despite high spending levels. In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. In May 2022, the Fed raised interest rates by another half percentage point. The Fed noted in its May 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate.

GDP growth resumed in the eurozone in 2021’s second quarter following a brief recession, but slowed beginning in the fourth quarter as the spread of the Omicron variant disrupted labor markets and led to renewed restrictions. Late in the reporting period, the war in Ukraine disrupted supply chains, sent commodity prices higher and further weakened the economic outlook. The European Central Bank struck a less accommodative tone at its March 2022 meeting as it set a schedule to wind down its asset purchases and established preconditions for possible interest-rate increases later in 2022. Stocks of companies with exposure to Russia, particularly banks, endured further declines late in the period. In this environment, European developed market equities, as measured by the MSCI Europe Index-NR, posted a -9.75% total return for the 12 months under review.2

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index-NR, posted a -18.75% total return for the 12-month period.2 While many Asian countries experienced improving economic conditions, Japan’s quarterly GDP was erratic, contracting in the third quarter of 2021 and the first quarter of 2022. Although China’s economy continued to grow, it was pressured by COVID-19 restrictions and government measures to limit real estate speculation. Unexpected regulatory changes by the Chinese government, which negatively impacted education- and technology-related businesses, and investor concerns about the solvency of several large Chinese property developers further pressured Asian stocks during the 12-month period.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index-NR, posted a -19.83% total return for the 12 months under review.2 Rising prices for food and energy, following Russia’s invasion of Ukraine, increased inflationary pressures and raised concerns about possible government debt defaults in some countries. In contrast, some countries, particularly South Africa, Saudi Arabia and Brazil, as well as other countries in Latin America, benefited from the rising commodity prices.

Investment Strategy

We manage the Fund using a multi-manager approach. While we have overall responsibility for the Fund’s investments, we allocate the Fund’s assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: credit long short, structured credit and emerging market fixed income. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy and subadvisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations.

Credit long short strategies seek to isolate issuer-specific exposure, while limiting general market risks, by taking long and/or short positions in debt securities and other related instruments. Structured credit strategies aim to profit from trading in interest-rate sensitive securities such as residential and commercial MBS, REITs, credit default swaps on various indexes, collateralized loan obligations (CLOs) and ABS. Emerging market fixed income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income. The Fund may invest in debt securities of any credit quality or rating, including high-yield (“junk”) bonds, distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

The Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, equities and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. The Fund may also use derivatives for hedging and nonhedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include currency forward contracts; futures contracts; put and call options on currencies, securities, indexes and exchange-traded funds; and swaps.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Subadvisors

5/31/22

Credit Long Short

Apollo Credit Management LLC

Benefit Street Partners L.L.C.

Structured Credit

Ellington Global Asset Management, LLC

Medalist Partners, LP

Emerging Market Fixed Income

Emso Asset Management Limited

Manager’s Discussion

The Fund’s subadvisors for the 12 months under review were Apollo Credit Management, Benefit Street Partners (BSP), Ellington Global Asset Management, Emso Asset Management and Medalist Partners. These subadvisors are also listed in the Subadvisors table on this page.

While Ellington generated a positive contribution to the Fund’s absolute performance for the fiscal year, the other four managers detracted from performance. The most significant detractor was Benefit Street Partners, followed by Emso, Medalist and Apollo.

In terms of strategy performance, only one of the Fund’s three underlying strategies, structured credit, contributed to the Fund’s absolute performance. The credit long short strategy and emerging market fixed income strategy detracted from results. The top contributors to the Fund’s aggregate returns on an asset class level were currency (net short positioning versus long the U.S. dollar) and equity exposures, while fixed income positioning detracted from Fund performance.

In terms of aggregate sector exposures, the top performance drivers for the Fund were currencies and interest rate derivatives. In contrast, consumer discretionary and government exposures weighed on returns.

In the structured credit strategy, key contributors included a short position in interest rate derivatives and a long position in mortgage securities. Conversely, a long position in asset-backed securities negatively affected performance.

In the credit long short strategy, a short position in currencies and long positioning in energy benefited performance. Conversely, net detractors included long positions in consumer discretionary and communication services exposure.

The emerging market fixed income strategy benefited primarily from a short position in interest rate derivatives. In contrast, a long position in government bonds was a key detractor from performance.

Over the 12-month reporting period, there were no significant changes to portfolio allocation.

Thank you for your participation in Franklin K2 Long Short Credit Fund. We look forward to continuing to serve your future investment needs.

Robert Christian
Co-Lead Portfolio Manager

Brooks Ritchey
Co-Lead Portfolio Manager

Art Vinokur
Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Performance Summary as of May 31, 2022

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/221

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	-4.16%	-9.40%
5-Year	+13.02%	+1.33%
Since Inception (9/8/15)	+25.22%	+2.54%

Advisor
1-Year	-3.99%	-3.99%
5-Year	+14.03%	+2.66%
Since Inception (9/8/15)	+26.47%	+3.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/8/15–5/31/22)

Advisor Class (9/8/15–5/31/22)

See page 8 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Distributions (6/1/21–5/31/22)

Share Class	Net Investment Income	Short-Term Capital Gain	Total
A	$0.2289	$0.1352	$0.3641
C	$0.1444	$0.1352	$0.2796
R	$0.2049	$0.1352	$0.3401
R6	$0.2658	$0.1352	$0.4010
Advisor	$0.2582	$0.1352	$0.3934

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	2.23%	2.82%
Advisor	1.98%	2.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the manager’s and subadvisors’ judgment about particular Fund portfolio investments prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Lower-rated or high-yield debt securities (junk bonds) involve greater credit risk, including the possibility of default or bankruptcy. Liquidity risk exists when securities become more difficult to sell, or are unable to be sold, at the price at which they have been valued. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks, including the risks of foreign investments.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

1. The Fund has an expense reduction contractually guaranteed through 9/30/23. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income – Credit Index measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven substrategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

6. Source: Morningstar. The ICE BofA U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/01/21	Ending Account Value 5/31/22	Expenses Paid During Period 12/01/21–5/31/22[1,2,3]	Ending Account Value 5/31/22	Expenses Paid During Period 12/01/21–5/31/22[1,2,3]	Net Annualized Expense Ratio[2,3]
A	$1,000	$957.50	$10.35	$1,014.36	$10.65	2.12%
C	$1,000	$953.60	$14.12	$1,010.47	$14.54	2.90%
R	$1,000	$956.70	$11.71	$1,012.96	$12.04	2.40%
R6	$1,000	$958.20	$9.23	$1,015.51	$9.50	1.89%
Advisor	$1,000	$958.30	$9.33	$1,015.41	$9.60	1.91%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

3. Effective March 1, 2022, the expense waivers for Classes A, C, R, R6 and Advisor changed and the new annualized net expense ratios for each class were: Class A 2.08%, Class C 2.83%, Class R 2.33%, Class R6 1.80% and Advisor Class 1.83%. Had such expense waivers been in effect for the full period, the Actual expenses paid for each share class would have been: A $10.15, C $13.78, R $11.37, R6 $8.79 and Advisor $8.93, and the Hypothetical expenses paid for each share class would have been: A $10.45, C $14.19, R $10.70, R6 $9.05 and Advisor $9.20.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Highlights

Franklin K2 Long Short Credit Fund

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.90	$9.86	$10.45	$10.50	$10.49

Income from investment operations[a]:

Net investment income[b]	0.25	0.28	0.23	0.37	0.29

Net realized and unrealized gains (losses)	(0.68)	1.03	(0.53)	(0.02)	0.08

Total from investment operations	(0.43)	1.31	(0.30)	0.35	0.37

Less distributions from:

Net investment income	(0.23)	(0.26)	(0.25)	(0.31)	(0.19)

Net realized gains	(0.14)	(0.01)	(0.04)	(0.09)	(0.17)

Total distributions	(0.37)	(0.27)	(0.29)	(0.40)	(0.36)

Net asset value, end of year	$10.10	$10.90	$9.86	$10.45	$10.50

Total return[c]	(4.16)%	13.33%	(2.92)%	3.42%	3.63%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.65%	2.85%	3.24%	3.15%	3.51%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.14%[e]	2.27%[e]	2.74%	2.69%	2.98%[e]

Expenses incurred in connection with securities sold short	0.28%	0.41%	0.58%	0.62%	0.89%

Net investment income	2.38%	2.61%	2.24%	3.49%	2.71%

Supplemental data

Net assets, end of year (000’s)	$17,506	$26,581	$20,212	$27,870	$45,088

Portfolio turnover rate	169.38%	194.81%	205.14%	158.66%	251.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.70	$9.69	$10.26	$10.34	$10.35

Income from investment operations[a]:

Net investment income[b]	0.17	0.19	0.15	0.27	0.19

Net realized and unrealized gains (losses)	(0.68)	1.01	(0.52)	(0.01)	0.07

Total from investment operations	(0.51)	1.20	(0.37)	0.26	0.26

Less distributions from:

Net investment income	(0.14)	(0.18)	(0.16)	(0.25)	(0.10)

Net realized gains	(0.14)	(0.01)	(0.04)	(0.09)	(0.17)

Total distributions	(0.28)	(0.19)	(0.20)	(0.34)	(0.27)

Net asset value, end of year	$9.91	$10.70	$9.69	$10.26	$10.34

Total return[c]	(4.91)%	12.40%	(3.66)%	2.61%	2.70%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	3.42%	3.64%	3.96%	4.03%	4.37%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.91%[e]	3.05%[e]	3.46%	3.57%	3.84%[e]

Expenses incurred in connection with securities sold short	0.28%	0.41%	0.58%	0.62%	0.89%

Net investment income	1.61%	1.82%	1.52%	2.61%	1.85%

Supplemental data

Net assets, end of year (000’s)	$2,592	$2,945	$2,882	$2,893	$2,503

Portfolio turnover rate	169.38%	194.81%	205.14%	158.66%	251.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.79	$9.77	$10.36	$10.41	$10.41

Income from investment operations[a]:

Net investment income[b]	0.23	0.25	0.21	0.33	0.25

Net realized and unrealized gains (losses)	(0.70)	1.01	(0.53)	(0.01)	0.09

Total from investment operations	(0.47)	1.26	(0.32)	0.32	0.34

Less distributions from:

Net investment income	(0.20)	(0.23)	(0.23)	(0.28)	(0.17)

Net realized gains	(0.14)	(0.01)	(0.04)	(0.09)	(0.17)

Total distributions	(0.34)	(0.24)	(0.27)	(0.37)	(0.34)

Net asset value, end of year	$9.98	$10.79	$9.77	$10.36	$10.41

Total return	(4.42)%	12.95%	(3.13)%	3.12%	3.29%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.92%	3.15%	3.46%	3.50%	3.82%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.41%[d]	2.55%[d]	2.96%	3.04%	3.29%[d]

Expenses incurred in connection with securities sold short	0.28%	0.41%	0.58%	0.62%	0.89%

Net investment income	2.11%	2.31%	2.02%	3.14%	2.40%

Supplemental data

Net assets, end of year (000’s)	$218	$196	$169	$166	$162

Portfolio turnover rate	169.38%	194.81%	205.14%	158.66%	251.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.94	$9.87	$10.45	$10.51	$10.50

Income from investment operations[a]:

Net investment income[b]	0.29	0.31	0.26	0.36	0.31

Net realized and unrealized gains (losses)	(0.69)	1.02	(0.53)	– [c]	0.08

Total from investment operations	(0.40)	1.33	(0.27)	0.36	0.39

Less distributions from:

Net investment income	(0.27)	(0.25)	(0.27)	(0.33)	(0.21)

Net realized gains	(0.14)	(0.01)	(0.04)	(0.09)	(0.17)

Total distributions	(0.41)	(0.26)	(0.31)	(0.42)	(0.38)

Net asset value, end of year	$10.13	$10.94	$9.87	$10.45	$10.51

Total return	(4.00)%	13.54%	(2.58)%	3.53%	3.76%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	3.98%	2.58%	2.95%	3.10%	3.35%

Expenses net of waiver, payments by affiliates and expense reduction[d]	1.86%[e]	1.99%[e]	2.41%	2.55%	2.83%[e]

Expenses incurred in connection with securities sold short	0.28%	0.42%	0.58%	0.62%	0.89%

Net investment income	2.60%	2.88%	2.57%	3.63%	2.86%

Supplemental data

Net assets, end of year (000’s)	$15	$6	$5	$233	$13

Portfolio turnover rate	169.38%	194.81%	205.14%	158.66%	251.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2022	2021	2020	2019	2018

Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.91	$9.88	$10.46	$10.51	$10.50

Income from investment operations[a]:

Net investment income[b]	0.28	0.30	0.26	0.38	0.30

Net realized and unrealized gains (losses)	(0.69)	1.02	(0.53)	(0.01)	0.09

Total from investment operations	(0.41)	1.32	(0.27)	0.37	0.39

Less distributions from:

Net investment income	(0.26)	(0.28)	(0.27)	(0.33)	(0.21)

Net realized gains	(0.14)	(0.01)	(0.04)	(0.09)	(0.17)

Total distributions	(0.40)	(0.29)	(0.31)	(0.42)	(0.38)

Net asset value, end of year	$10.10	$10.91	$9.88	$10.46	$10.51

Total return	(3.99)%	13.45%	(2.61)%	3.60%	3.75%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.42%	2.65%	2.96%	3.03%	3.37%

Expenses net of waiver, payments by affiliates and expense reduction[c]	1.91%[d]	2.06%[d]	2.46%	2.57%	2.84%[d]

Expenses incurred in connection with securities sold short	0.28%	0.41%	0.58%	0.62%	0.89%

Net investment income	2.61%	2.81%	2.52%	3.61%	2.85%

Supplemental data

Net assets, end of year (000’s)	$66,727	$76,637	$73,047	$86,868	$45,514

Portfolio turnover rate	169.38%	194.81%	205.14%	158.66%	251.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Schedule of Investments, May 31, 2022

Franklin K2 Long Short Credit Fund

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests 2.0%
	Aerospace & Defense 0.0%†
a	Satellogic Inc., 1/25/27, wts.	United States	603	$457

	Communications Equipment 0.0%†
a	Riverbed Technology Inc.	United States	3,479	9,858

	Diversified Financial Services 1.3%
a	2MX Organic SA, 11/16/25, wts.	France	1,165	216
a	Aequi Acquisition Corp., A	United States	3,993	39,331
a	Aequi Acquisition Corp., A, 11/30/27, wts.	United States	146	21
a	African Gold Acquisition Corp., A	United States	1,912	18,680
a	African Gold Acquisition Corp., A, 3/13/28, wts.	United States	1,393	153
a	Agile Growth Corp., A	United States	1,147	11,195
a	Agile Growth Corp., A, 12/31/27, wts.	United States	382	80
a	Ares Acquisition Corp., A	United States	2,110	20,699
a	Ares Acquisition Corp., A, 12/31/27, wts.	United States	566	136
a	Blue Whale Acquisition Corp. I, A	United Arab Emirates	3,792	36,555
a	Blue Whale Acquisition Corp. I, A, 7/09/23, wts.	United Arab Emirates	297	97
a	Corsair Partnering Corp., A	United States	1,149	11,186
a	Crystal Peak Acquisition, 6/22/26, wts.	Netherlands	802	—
a	Crystal Peak Acquisition, A	Netherlands	1,993	19,531
a	DHC Acquisition Corp., A	United States	1,838	17,939
a	DHC Acquisition Corp., A, 12/31/27, wts.	United States	71	9
a	Disruptive Acquisition Corp. I, A	United States	2,007	19,588
a	Dragoneer Growth Opportunities Corp. III, A	United States	3,050	29,707
a	Elliott Opportunity II Corp., A	United States	1,335	12,950
a	Elliott Opportunity II Corp., A, 2/19/23, wts.	United States	333	117
a	European Biotech Acquisition Corp., A	Netherlands	361	3,532
a	Executive Network Partnering Corp., A	United States	6,280	62,737
a	Executive Network Partnering Corp., A, 9/25/28, wts.	United States	925	851
a	Far Peak Acquisition Corp., A	United States	7,608	74,711
a	Fast Acquisition Corp. II, A	United States	213	2,081
a	Fast Acquisition Corp. II, A, 3/16/26, wts.	United States	53	7
a	Figure Acquisition Corp. I, A	United States	409	4,002
a	Figure Acquisition Corp. I, A, 12/31/27, wts.	United States	345	98
a	Forum Merger IV Corp., A	United States	849	8,295
a	Forum Merger IV Corp., A, 12/31/27, wts.	United States	206	56
a	Freedom Acquisition I Corp., A	United States	573	5,615
a	FTAC Hera Acquisition Corp., A	United States	1,805	17,653
a	Fusion Acquisition Corp. II, A	United States	956	9,340
a	Fusion Acquisition Corp. II, A, 12/31/27, wts.	United States	318	41
a	Glenfarne Merger Corp., A	United States	361	3,527
a	Glenfarne Merger Corp., A, 12/31/27, wts.	United States	95	17
a	Gores Technology Partners II Inc., A	United States	362	3,537
a	Gores Technology Partners II Inc., A, 12/31/27, wts.	United States	68	31
a	Gores Technology Partners Inc., A	United States	145	1,434
a	Growth For Good Acquisition Corp.	United States	1,760	17,107
a	Growth For Good Acquisition Corp., Contingent Value, rts., 6/14/23	United States	1,518	167
a	HCM Acquisition Corp.	United States	3,990	39,541
a	Healthcare AI Acquisition Corp.	Cayman Islands	469	4,690
a	Heartland Media Acquisition Corp.	United States	3,991	39,950
a	Hedosophia European Growth	United Kingdom	1,142	11,414
a	ION Acquisition Corp. III Ltd., A	Israel	796	7,793
	Iron Spark I Inc., A	United States	1,578	15,591
a	Jackson Acquisition Co., A	United States	1,761	17,214
a	Jackson Acquisition Co., A, 12/31/28, wts.	United States	880	187
a	JOFF Fintech Acquisition Corp., A	United States	1,575	15,403
a	Khosla Ventures Acquisition Co. III, A	United States	3,158	30,759
a	Knightswan Acquisition Corp.	United States	4,639	46,297
a	L Catterton Asia Acquisition Corp., A	Singapore	668	6,540

franklintempleton.com	Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	Landcadia Holdings IV Inc., A	United States	1,374	$13,383
a	Landcadia Holdings IV Inc., A, 12/31/28, wts.	United States	343	130
a	LDH Growth Corp. I, A	United States	180	1,759
a	LDH Growth Corp. I, A, 12/31/28, wts.	United States	28	7
a	Lead Edge Growth Opportunities Ltd., A	United States	1,379	13,473
a	Lead Edge Growth Opportunities Ltd., A, 12/31/28, wts.	United States	344	49
a	Lerer Hippeau Acquisition Corp., A	United States	2,839	27,680
a	Live Oak Mobility Acquisition Corp., A	United States	757	7,426
a	MDH Acquisition Corp., A	United States	1,367	13,410
a	MDH Acquisition Corp., A, 2/02/28, wts.	United States	357	34
a	The Music Acquisition Corp., A	United States	1,590	15,614
a	The Music Acquisition Corp., A, 2/05/28, wts.	United States	795	119
a	Nightdragon Acquisition Corp., A	United States	367	3,582
a	Obotech Acquisition SE, A	Luxembourg	1,240	12,846
a	Obotech Acquisition SE, A, 4/30/26, wts.	Luxembourg	413	67
a	Pegasus Acquisition Co. Europe BV, A	Netherlands	1,768	18,601
a	Peridot Acquisition Corp. II, A	United States	735	7,188
a	Pershing Square Tontine Holdings Ltd., A	United States	1,378	27,367
a	Pioneer Merger Corp., A	United States	597	5,863
a	Population Health Investment Co. Inc., A	United States	342	3,376
a	Powered Brands, A	United States	1,065	10,469
a	PWP Forward Acquisition Corp. I, A	United States	1,807	17,636
a	Silver Crest Acquisition Corp., A	United States	857	8,407
a	Southport Acquisition Corp.	United States	2,933	29,213
a	Southport Acquisition Corp., 5/24/28, wts.	United States	1,466	248
a	Spree Acquisition Corp. 1 Ltd.	Israel	1,818	18,089
a	Spree Acquisition Corp. 1 Ltd., 12/22/28, wts.	Israel	909	147
a	Supernova Partners Acquisition Co. III Ltd., A	United States	2,530	24,743
a	SVF Investment Corp. 2, A	United States	72	703
a	Target Global Acquisition I Corp., A	Israel	3,131	30,934
a	Target Global Acquisition I Corp., A, 12/31/27, wts.	Israel	1,043	285
a	TCV Acquisition Corp., A	United States	500	4,855
a	TCW Special Purpose Acquisition Corp., A	United States	1,838	17,921
a	TCW Special Purpose Acquisition Corp., A, 12/31/28, wts.	United States	612	110
a	Tech And Energy Transition Corp., A	United States	2,499	24,515
a	Tekkorp Digital Acquisition Corp., 10/26/27, wts.	United States	433	67
a	Tishman Speyer Innovation Corp. II, A	United States	113	1,105
a	TPG Pace Beneficial II Corp., A	United States	83	810
a	Twelve Seas Investment Co. II, A	United States	3,059	29,856
a	Twin Ridge Capital Acquisition Corp., A	United States	2,202	21,580
a	Waldencast Acquisition Corp., A	United States	82	807
a	Zimmer Energy Transition Acquisition Corp., A	United States	2,110	20,541
a	Zimmer Energy Transition Acquisition Corp., A, 5/14/23, wts.	United States	703	176

				1,123,599

	Diversified Telecommunication Services 0.1%
	BT Group PLC, A	United Kingdom	314	740
a	IHS Holding Ltd.	Nigeria	18	211
a	Liberty Global PLC, C	United Kingdom	3,431	87,182
	Telecom Italia SpA	Italy	61,000	19,508

				107,641

	Hotels, Restaurants & Leisure 0.0%†
a	HomeToGo SE, 12/31/25, wts.	Luxembourg	210	45

	Independent Power & Renewable Electricity Producers 0.5%
b	Clearway Energy Inc., A	United States	12,396	403,614

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Shares/ Warrants/ Rights		Value
	Common Stocks and Other Equity Interests (continued)
	Internet & Direct Marketing Retail 0.1%
a	THG PLC, B	United Kingdom	23,394		$43,329

	Oil, Gas & Consumable Fuels 0.0%†
a,c	Bighorn Permian Resources LLC, A, 2/01/24, wts.	United States	1,346		34,334

	Professional Services 0.0%†
a,c,d	Acosta Inc.	United States	923		7,476

	Textiles, Apparel & Luxury Goods 0.0%†
a	Ermenegildo Zegna Holditalia SpA, 10/30/27, wts.	Italy	580		1,021

	Total Common Stocks and Other Equity Interests (Cost $1,651,381)				1,731,374

	Convertible Preferred Stocks (Cost $50,262) 0.0%†
	Professional Services 0.0%†
c,d	Acosta Inc., cvt. pfd.	United States	993		46,175

	Preferred Stocks 0.2%
	Communications Equipment 0.0%†
a	Riverbed Technology Inc., pfd., A	United States	2,381		21,072

	Thrifts & Mortgage Finance 0.2%
	FHLMC, pfd., O, 5.81%	United States	9,100		47,456
	Z, 8.375%	United States	2,420		8,276
	FNMA, pfd., [a] O	United States	8,600		51,170
	S, 8.25%	United States	4,475		16,379

					123,281

	Total Preferred Stocks (Cost $171,500)				144,353

			Principal Amount*
	Convertible Bonds 2.8%
	Airlines 0.2%
e	Air France-KLM, senior note, Reg S, 0.125%, 3/25/26	France	9,222	EUR	162,902

	Diversified Consumer Services 0.4%
	Chegg Inc., senior note, zero cpn., 9/01/26	United States	401,000		312,780

	Health Care Equipment & Supplies 0.0%†
	Haemonetics Corp., senior note, zero cpn., 3/01/26	United States	25,000		20,125

	Hotels, Restaurants & Leisure 0.0%†
	Shake Shack Inc., senior note, zero cpn., 3/01/28	United States	51,000		35,394

	Internet & Direct Marketing Retail 0.4%
e	Just Eat Takeaway.Com NV, B, senior note, Reg S, 0.625%, 2/09/28	United Kingdom	300,000	EUR	207,782
	The Realreal Inc., senior note, 1.00%, 3/01/28	United States	91,000		50,845
	Wayfair Inc., A, senior note, 0.625%, 10/01/25	United States	85,000		61,242

					319,869

	Leisure Products 0.1%
	Peloton Interactive Inc., senior note, zero cpn., 2/15/26	United States	144,000		98,275

	Real Estate Management & Development 0.0%†
e	Realogy Group LLC / Realogy Co.-Issuer Corp., senior note, 144A, 0.25%, 6/15/26	United States	37,000		29,948

	Specialty Retail 1.7%
e	Dufry One BV, senior note, Reg S, 0.75%, 3/30/26	Switzerland	1,600,000	CHF	1,439,974

	Total Convertible Bonds (Cost $2,787,211)				2,419,267

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes 29.7%
	Aerospace & Defense 0.1%
	Spirit Aerosystems Inc., senior note, 3.95%, 6/15/23	United States	91,000		$88,018

	Airlines 0.5%
e	American Airlines Group Inc., senior note, 144A, 3.75%, 3/01/25	United States	499,000		446,722

	Automobiles 0.9%
e	Aston Martin Capital Holdings Ltd., senior secured note, 144A, 10.50%, 11/30/25	United Kingdom	400,000		394,120
	Ford Motor Credit Co. LLC, senior note, 5.125%, 6/16/25	United States	248,000		248,620
e	Frontier Communications Holdings LLC, senior secured note, 144A, 8.75%, 5/15/30	United States	159,000		167,900

					810,640

	Capital Markets 0.5%
e	Coinbase Global Inc., 144A,
	senior bond, 3.625%, 10/01/31	United States	280,000		189,582
	senior note, 3.375%, 10/01/28	United States	220,000		161,259
e	Owl Rock Core Income Corp., senior note, 144A, 5.50%, 3/21/25	United States	47,000		46,105

					396,946

	Chemicals 0.5%
e	Polar US Borrower LLC / Schenectady International Group Inc., senior note, 144A, 6.75%, 5/15/26	United States	500,000		402,266

	Commercial Services & Supplies 0.2%
e	Verscend Escrow Corp., senior note, 144A, 9.75%, 8/15/26	United States	138,000		142,328

	Communications Equipment 0.5%
e	Audacy Capital Corp., secured note, 144A, 6.75%, 3/31/29	United States	636,000		397,879

	Construction & Engineering 0.4%
e	Artera Services LLC, senior secured note, 144A, 9.033%, 12/04/25	United States	448,000		354,706

	Construction Materials 0.4%
e	SRM Escrow Issuer LLC, senior secured note, 144A, 6.00%, 11/01/28	United States	354,000		331,114

	Diversified Consumer Services 0.8%
e	Adtalem Global Education Inc., senior secured note, 144A, 5.50%, 3/01/28	United States	232,000		215,619
e	The Hertz Corp., senior note, 144A, 5.00%, 12/01/29	United States	95,000		83,542
e	Paysafe Finance PLC / Paysafe Holdings US Corp., senior secured note, 144A, 4.00%, 6/15/29	United States	129,000		100,903
e	Sotheby’s/Bidfair Holdings Inc., senior secured note, 144A, 5.875%, 6/01/29	United States	200,000		176,366
e	Verisure Midholding AB, senior note, Reg S, 5.25%, 2/15/29	Sweden	103,000	EUR	93,455

					669,885

	Diversified Financial Services 3.0%
e	AG Issuer LLC, senior secured note, 144A, 6.25%, 3/01/28	United States	72,000		67,546
e	Condor Merger Sub Inc., senior note, 144A, 7.375%, 2/15/30	United States	417,000		365,817
e	Finance of America Funding LLC, senior note, 144A, 7.875%, 11/15/25	United States	500,000		432,159
e	Jane Street Group / JSG Finance Inc., senior secured note, 144A, 4.50%, 11/15/29	United States	521,000		488,294
e	Mozart Debt Merger Sub Inc., senior secured note, 144A, 3.875%, 4/01/29	United States	125,000		113,006
e	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	400,000		356,688
e	Vistajet Malta Finance PLC / XO Management Holding Inc., senior note, 144A, 6.375%, 2/01/30	Switzerland	355,000		302,354
e	WMG Acquisition Corp., senior secured bond, 144A, 3.00%, 2/15/31	United States	543,000		466,166

					2,592,030

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Diversified Telecommunication Services 0.8%
e	Altice France SA, senior secured note, Reg S, 3.375%, 1/15/28	France	401,000	EUR	$362,398
e	Iliad SA, senior note, Reg S, 1.875%, 2/11/28	France	100,000	EUR	91,959
e	Kaixo Bondco Telecom SA, senior note, Reg S, 5.125%, 9/30/29	Spain	100,000	EUR	90,730
e	VMED O2 UK Financing I PLC, senior secured bond, Reg S, 4.50%, 7/15/31	United Kingdom	148,000	GBP	161,756

					706,843

	Electric Utilities 0.9%
e	EP Infrastructure AS, senior note, Reg S, 1.698%, 7/30/26	Czech Republic	100,000	EUR	83,800
e	Eskom Holdings SOC Ltd., senior bond, Reg S, 8.45%, 8/10/28	South Africa	600,000		575,700
	FirstEnergy Corp., C, senior bond, 3.40%, 3/01/50	United States	36,000		26,773
	Pacific Gas and Electric Co., secured bond, 4.50%, 7/01/40	United States	131,000		106,919

					793,192

	Energy Equipment & Services 0.3%
e	Solaris Midstream Holdings LLC, senior note, 144A, 7.625%, 4/01/26	United States	264,000		264,487

	Entertainment 0.2%
e,f	AMC Entertainment Holdings Inc., secured note, 144A, PIK, 10.00% (cash), 6/15/26	United States	242,000		185,865

	Equity Real Estate Investment Trusts (REITs) 0.7%
e	Brookfield Property REIT Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, senior secured note, 144A, 4.50%, 4/01/27	United States	266,000		248,707
	Service Properties Trust, senior bond, 4.50%, 6/15/23	United States	124,000		120,520
e	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC, senior note, 144A, 6.00%, 1/15/30	United States	241,000		192,952
	Vici Properties LP, senior bond, 5.125%, 5/15/32	United States	49,000		48,649
	5.625%, 5/15/52	United States	37,000		36,282

					647,110

	Food Products 0.1%
e	Darling Ingredients Inc., senior note, 144A, 6.00%, 6/15/30	United States	62,000		62,000

	Gas Utilities 0.1%
e	Eustream AS, senior note, Reg S, 1.625%, 6/25/27	Slovak Republic	100,000	EUR	83,821

	Health Care Providers & Services 1.4%
	Encompass Health Corp., senior bond, 4.625%, 4/01/31	United States	168,000		149,207
e	Global Medical Response Inc., senior secured note, 144A, 6.50%, 10/01/25	United States	236,000		227,004
	HCA Inc., senior secured bond, 3.50%, 7/15/51	United States	60,000		44,952
e	LifePoint Health Inc., senior note, 144A, 5.375%, 1/15/29	United States	187,000		157,910
e	RP Escrow Issuer LLC, senior secured note, 144A, 5.25%, 12/15/25	United States	283,000		258,447
e	Tenet Healthcare Corp., senior secured note, 144A, 4.875%, 1/01/26	United States	365,000		364,646

					1,202,166

	Hotels, Restaurants & Leisure 0.9%
e	Caesars Entertainment Inc., senior secured note, 144A, 6.25%, 7/01/25	United States	138,000		139,963
e	International Game Technology PLC, senior bond, 144A, 6.50%, 2/15/25	United States	243,000		249,979
e	Station Casinos LLC, senior bond, 144A, 4.625%, 12/01/31	United States	494,000		419,370

					809,312

	Household Durables 0.8%
e	K. Hovnanian Enterprises Inc., 144A,
	senior secured note, 7.75%, 2/15/26	United States	446,000		449,946
	senior secured note, 10.50%, 2/15/26	United States	250,000		253,671

					703,617

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Household Products 0.4%
e	Spectrum Brands Inc., senior bond, 144A, 3.875%, 3/15/31	United States	430,000		$368,742

	Interactive Media & Services 0.6%
e	Twitter Inc., senior note, 144A, 3.875%, 12/15/27	United States	124,000		119,645
e	ZipRecruiter Inc., senior note, 144A, 5.00%, 1/15/30	United States	464,000		438,582

					558,227

	Internet & Direct Marketing Retail 1.0%
	Amazon.com Inc., senior bond, 2.50%, 6/03/50	United States	258,000		192,712
	2.70%, 6/03/60	United States	29,000		21,021
e	Arches Buyer Inc., senior note, 144A, 6.125%, 12/01/28	United States	502,000		422,421
e	Prosus NV, Reg S, senior bond, 1.985%, 7/13/33	China	127,000	EUR	98,971
	senior note, 3.257%, 1/19/27	China	100,000		89,208

					824,333

	IT Services 0.7%
e	CA Magnum Holdings, senior secured note, 144A, 5.375%, 10/31/26	India	31,000		28,675
e	Hurricane Finance PLC, senior secured note, Reg S, 8.00%, 10/15/25	United Kingdom	234,000	GBP	294,893
e	Virtusa Corp., senior note, 144A, 7.125%, 12/15/28	United States	286,000		241,278

					564,846

	Leisure Products 0.0%†
e	NCL Corp. Ltd., senior secured note, 144A, 5.875%, 2/15/27	United States	27,000		25,199

	Machinery 0.2%
e	TK Elevator US Newco Inc., senior secured note, 144A, 5.25%, 7/15/27	Germany	200,000		195,274

	Marine 0.1%
e	Stena International SA, senior secured bond, 144A, 5.75%, 3/01/24	Sweden	100,000		97,011

	Media 2.1%
e	Advantage Sales & Marketing Inc., senior secured note, 144A, 6.50%, 11/15/28	United States	39,000		34,804
	Charter Communications Operating LLC / Charter Communications Operating Capital, senior secured bond, 3.95%, 6/30/62	United States	196,000		141,223
	CSC Holdings LLC, senior bond, [e] 144A, 4.125%, 12/01/30	United States	4,000		3,440
	[e] 144A, 3.375%, 2/15/31	United States	14,000		11,379
	[e] 144A, 4.50%, 11/15/31	United States	52,000		44,689
	5.25%, 6/01/24	United States	173,000		171,189
	DISH DBS Corp., senior note, 5.00%, 3/15/23	United States	29,000		28,472
	[e] senior secured note, 144A, 5.75%, 12/01/28	United States	317,000		259,339
e	iHeartCommunications Inc., senior secured note, 144A, 4.75%, 1/15/28	United States	74,000		66,827
	Liberty Interactive LLC, senior bond, 8.25%, 2/01/30	United States	360,000		260,591
e	Spanish Broadcasting System Inc., senior secured note, 144A, 9.75%, 3/01/26	United States	259,000		241,115
e	Urban One Inc., senior secured note, 144A, 7.375%, 2/01/28	United States	506,000		478,572
e	VZ Secured Financing BV, senior secured note, Reg S, 3.50%, 1/15/32	Netherlands	100,000	EUR	90,665

					1,832,305

	Metals & Mining 0.4%
e	Taseko Mines Ltd., senior secured note, 144A, 7.00%, 2/15/26	Canada	387,000		372,404

	Mortgage Real Estate Investment Trusts (REITs) 0.8%
e	Apollo Commercial Real Estate Finance Inc., senior secured note, 144A, 4.625%, 6/15/29	United States	355,000		301,519
e	New Residential Investment Corp., senior note, 144A, 6.25%, 10/15/25	United States	420,000		395,575

					697,094

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Multiline Retail 0.2%
	Kohl’s Corp., senior bond, 5.55%, 7/17/45	United States	156,000		$142,807

	Oil, Gas & Consumable Fuels 5.2%
	Energy Transfer LP,
	senior bond, 6.125%, 12/15/45	United States	101,000		101,201
	senior bond, 6.00%, 6/15/48	United States	51,000		50,542
	senior bond, 6.25%, 4/15/49	United States	80,000		81,818
	[g] junior sub. note, H, 6.50% to 11/15/26, FRN thereafter, Perpetual	United States	62,000		58,040
e	EQM Midstream Partners LP, senior note, 144A, 7.50%, 6/01/27	United States	62,000		62,000
	7.50%, 6/01/30	United States	62,000		62,000
e	Laredo Petroleum Inc., senior note, 144A, 7.75%, 7/31/29	United States	500,000		493,415
e	MC Brazil Downstream Trading SARL, senior secured note, Reg S, 7.25%, 6/30/31	Brazil	271,000		241,998
e	Moss Creek Resources Holdings Inc., senior note, 144A, 7.50%, 1/15/26	United States	379,000		342,849
	10.50%, 5/15/27	United States	858,000		834,950
e	New Fortress Energy Inc., senior secured note, 144A, 6.75%, 9/15/25	United States	373,000		367,662
e	NGL Energy Operating LLC / NGL Energy Finance Corp., senior secured note, 144A, 7.50%, 2/01/26	United States	354,000		332,318
e	Northern Oil And Gas Inc., senior note, 144A, 8.125%, 3/01/28	United States	356,000		364,827
	Petroleos Mexicanos, senior bond, 6.75%, 9/21/47	Mexico	573,000		413,165
	6.95%, 1/28/60	Mexico	579,000		412,372
e	Venture Global Calcasieu Pass LLC, senior secured bond, 144A, 3.875%, 11/01/33	United States	381,000		346,348

					4,565,505

	Pharmaceuticals 0.6%
e	Organon & Co. / Organon Foreign Debt Co.-Issuer BV, senior bond, 144A, 5.125%, 4/30/31	United States	355,000		341,785
e	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	209,000		163,908

					505,693

	Professional Services 0.2%
e	Corelogic Inc., senior secured note, 144A, 4.50%, 5/01/28	United States	239,000		205,815

	Real Estate Management & Development 0.3%
e	Hunt Cos. Inc., senior secured note, 144A, 5.25%, 4/15/29	United States	252,000		238,073

	Software 0.1%
	Microsoft Corp., senior bond, 2.675%, 6/01/60	United States	29,000		22,269
	Oracle Corp., senior bond, 3.60%, 4/01/50	United States	57,000		41,306
	3.85%, 4/01/60	United States	18,000		12,954

					76,529

	Specialty Retail 2.8%
e	Abercrombie & Fitch Management Co., senior secured note, 144A, 8.75%, 7/15/25	United States	124,000		127,272
e	Carvana Co., senior note, 144A, 5.625%, 10/01/25	United States	283,000		249,832
	b10.25%, 5/01/30	United States	757,000		676,932
e	Douglas GMBH, senior secured note, Reg S, 6.00%, 4/08/26	Germany	731,000	EUR	669,298
e	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co. Inc., 144A, senior note, 6.75%, 1/15/30	United States	30,000		26,050
	senior secured note, 4.625%, 1/15/29	United States	46,000		41,939
e	Guitar Center Inc., senior secured note, 144A, 8.50%, 1/15/26	United States	157,000		143,581

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Specialty Retail (continued)
e	Staples Inc., 144A, senior note, 10.75%, 4/15/27	United States	400,000		$328,714
	senior secured note, 7.50%, 4/15/26	United States	200,000		185,070

					2,448,688

	Technology Hardware, Storage & Peripherals 0.0%†
	Apple Inc., senior bond, 2.55%, 8/20/60	United States	29,000		21,012

	Total Corporate Bonds and Notes (Cost $27,974,687)				25,830,504

i,m	Senior Floating Rate Interests 2.4%
	Communications Equipment 0.1%
f	Riverbed Technology Inc., Exit Term Loan, PIK, 7.00% (cash), (1-Month USD LIBOR + 6.00%), 12/08/26	United States	87,283		62,644

	Construction Materials 1.6%
	Oldcastle BuildingEnvelope Inc., Term Loan B, 6.109%, (1-Month SOFR + 4.50%), 4/30/29	United States	1,500,000		1,377,195

	Consumer Discretionary Services 0.1%
	Travel Leaders Group LLC, Term Loan B, 5.06%, (1-Month USD LIBOR + 4.00%), 1/25/24	United States	141,520		128,075

	Equity Real Estate Investment Trusts (REITs) 0.2%
	The GEO Group Inc., Term Loan B, 3.06%, (3-Month USD LIBOR + 2.00%), 3/22/24	United States	79,066		75,045
	McCarthy & Stone PLC, Term Loan B, 7.00%, (1-Month USD LIBOR + 7.00%), 12/16/25	United Kingdom	50,969	GBP	61,818

					136,863

	Food & Staples Retailing 0.1%
[j]	Upfield Group BV, Term Loan RC, 3.445%, (3-Month EURIBOR + 3.00%), 1/02/25	Netherlands	96,324		85,817

	Machinery 0.1%
	SPX Flow Inc., Term Loan B, 5.634%, (1-Month SOFR + 4.60%), 4/05/29	United States	110,976		104,804

	Media 0.1%
	Advantage Sales & Marketing Inc., Term Loan B1, 5.264%, (3-Month USD LIBOR + 4.50%), 10/28/27	United States	129,926		121,465

	Pharmaceuticals 0.1%
	Bausch Health Cos. Inc., Term Loan B, 5.75%, (1-Month SOFR + 5.25%), 1/27/27	United States	85,156		78,197

	Total Senior Floating Rate Interests (Cost $2,235,549)				2,095,060

	Foreign Government and Agency Securities 10.7%
e	CBB International Sukuk Programme Co. Wll, senior note, 144A, 3.875%, 5/18/29	Bahrain	667,000		617,135
e	Government of Angola, senior bond, Reg S, 8.00%, 11/26/29	Angola	474,000		443,451
	9.375%, 5/08/48	Angola	400,000		359,212
	Government of Argentina, senior bond, 1.125%, 7/09/35	Argentina	1,932,156		526,918
e	Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	200,000		212,231
e	Government of Dominican Republic, senior bond, Reg S, 5.875%, 1/30/60	Dominican Republic	150,000		117,386
e	Government of Ecuador, senior bond, Reg S, 1.00%, 7/31/35	Ecuador	1,281,662		821,941
e	Government of Egypt, senior bond, Reg S, 7.60%, 3/01/29	Egypt	200,000		173,832
	7.50%, 2/16/61	Egypt	731,000		495,479

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
e	Government of Germany, senior bond, Reg S, zero cpn., 2/15/32	Germany	157,000		EUR	$151,207
e	Government of Ghana, senior note, Reg S, 7.75%, 4/07/29	Ghana	213,000			116,607
e	Government of Iraq, senior bond, Reg S, 5.80%, 1/15/28	Iraq	375,000			356,985
b	Government of Italy, senior note, 2.375%, 10/17/24	Italy	373,000			364,432
e	Government of Jordan, senior note, 144A, 4.95%, 7/07/25	Jordan	200,000			191,046
	Government of Mexico, senior bond, 8.50%, 11/18/38	Mexico	9,400,000	[k]	MXN	470,033
e	Government of Nigeria, Reg S, senior bond, 7.696%, 2/23/38	Nigeria	320,000			241,478
	senior bond, 7.625%, 11/28/47	Nigeria	477,000			345,229
	senior note, 6.125%, 9/28/28	Nigeria	200,000			163,830
e	Government of Oman, senior bond, Reg S, 6.25%, 1/25/31	Oman	416,000			429,002
	6.75%, 1/17/48	Oman	616,000			577,500
e	Government of Saudi Arabia, senior bond, 144A, 2.75%, 2/03/32	Saudi Arabia	221,000			206,649
	Government of South Africa, senior bond, 10.50%, 12/21/26	South Africa	7,542,838		ZAR	522,327
	8.75%, 2/28/48	South Africa	5,692,511		ZAR	294,510
	Government of Turkey, senior bond, 5.75%, 5/11/47	Turkey	952,000			656,185
e	Government of Ukraine, Reg S, senior bond, 7.375%, 9/25/32	Ukraine	400,000			145,628
	senior bond, 7.253%, 3/15/33	Ukraine	200,000			72,881
	senior bond, 1.258%, 5/31/40	Ukraine	272,000			102,804
	senior note, 6.876%, 5/21/29	Ukraine	400,000			146,008

	Total Foreign Government and Agency Securities (Cost $10,341,502)					9,321,926

	U.S. Government and Agency Securities 0.5%
	U.S. Treasury Bond, 2.25%, 2/15/52	United States	44,000			36,816
	U.S. Treasury Note, 2.625%, 4/15/25	United States	95,000			94,755
	2.75%, 4/30/27	United States	25,000			24,911
	1.875%, 2/15/32	United States	79,800			73,154
	2.875%, 5/15/32	United States	188,000			188,264

	Total U.S. Government and Agency Securities (Cost $417,763)					417,900

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 36.9%
	Diversified Financial Services 16.9%
e,l	AMSR Trust, 2021-SFR1, G, 144A, FRN, 4.612%, 6/17/38	United States	500,000			442,342
e,m	Arbor Realty Commercial Real Estate Notes Ltd., 2022-FL2, E, 144A, FRN, 5.70%, (SOFR + 5.00%), 5/15/37	United States	1,000,000			992,555
e,m	Catskill Park CLO Ltd., 2017-1A, C, 144A, FRN, 4.763%, (3-Month USD LIBOR + 3.70%), 4/20/29	United States	1,000,000			980,461
	CitiMortgage Alternative Loan Trust, 2007-A1, 2A1, 5.50%, 1/25/22	United States	14,211			12,552
e	FRTKL, 2021-SFR1, G, 144A, 4.105%, 9/17/38	United States	990,000			863,452
e,m	GSMSC Pass-Through Trust, 2009-4R, 2A3, 144A, FRN, 1.118%, (1-Month USD LIBOR + 0.45%), 12/26/36	United States	625,062			395,265
e,m	KREF Ltd., 2021-FL2, C, 144A, FRN, 2.887%, (1-Month USD LIBOR + 2.00%), 2/15/39	United States	500,000			486,337
e,m	Marathon CLO VI Ltd., 2018-6A, CR2, 144A, FRN, 4.922%, (3-Month USD LIBOR + 3.50%), 5/13/28	United States	980,000			943,833
e,m	Mountain View CLO Ltd., 2018-1A, DRR, 144A, FRN, 4.694%, (3-Month USD LIBOR + 3.65%), 10/15/26	United States	1,290,000			1,290,381
e,m	OCP CLO Ltd., 2021-8RA, C, 144A, FRN, 4.794%, (3-Month USD LIBOR + 3.75%), 1/17/32	United States	1,000,000			968,203
m	Ramp Series Trust, 2003-RS9, MII3, FRN, 4.231%, (1-Month USD LIBOR + 2.15%), 10/25/33	United States	1,156,753			1,068,506

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e	S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	2,141,343	$1,915,552
e,m	Staniford Street CLO Ltd., 2014-1A, D, 144A, FRN, 4.326%, (3-Month USD LIBOR + 3.50%), 6/15/25	United States	373,676	376,417
l	STARM Mortgage Loan Trust, 2007-2, 4A1, FRN, 2.678%, 4/25/37	United States	43,449	26,073
e	Stellar Jay Ireland DAC, 2021-1, B, 144A, 5.926%, 10/15/41	Ireland	946,940	849,288
m	Suntrust Alternative Loan Trust, 2005-1F, 1A1, FRN, 1.656%, (1-Month USD LIBOR + 0.65%), 12/25/35	United States	93,282	80,547
e	Thunderbolt II Aircraft Lease Ltd., 2018-A, A, 144A, 4.147%, 9/15/38	United States	2,410,196	2,109,904
e,m	VMC Finance LLC, 2019-FL3, C, 144A, FRN, 2.937%, (1-Month USD LIBOR + 2.05%), 9/15/36	United States	880,961	850,403
	Wells Fargo Alternative Loan Trust, 2007-PA3, 2A2, 6.00%, 7/25/37	United States	95,347	89,121

				14,741,192

	Mortgage Real Estate Investment Trusts (REITs) 20.0%
l	American Home Mortgage Assets Trust, 2005-1, 1A1, FRN, 2.77%, 11/25/35	United States	102,687	86,949
e,l	Avenue of The Americas Trust, 2015-1211, E, 144A, FRN, 4.142%, 8/10/35	United States	150,000	136,314
l	Banc of America Mortgage Trust, FRN,
	2005-K, 2A1, 2.478%, 12/25/35	United States	134,954	126,104
	2005-L, 1A1, 2.952%, 1/25/36	United States	89,140	82,051
	2005-L, 3A1, 3.218%, 1/25/36	United States	103,336	99,691
e,m	BBCMS Mortgage Trust, 2019-BWAY, E, 144A, FRN, 3.725%, (1-Month USD LIBOR + 2.85%), 11/15/34	United States	2,000,000	1,866,402
e,l	BCAP LLC Trust, 2010-RR1, 1A4, 144A, FRN, 3.206%, 3/26/37	United States	176,106	146,984
l	Bear Stearns ARM Trust, FRN, 2002-11, 1A2, 2.841%, 2/25/33	United States	2,762	2,432
	2006-2, 4A1, 3.23%, 7/25/36	United States	33,589	30,289
e,m	BXMT Ltd., 2021-FL4, C, 144A, FRN, 2.625%, (1-Month USD LIBOR + 1.75%), 5/15/38	United States	500,000	483,803
l	Citigroup Mortgage Loan Trust, 2007-AR5, 2A1A, FRN, 3.378%, 4/25/37	United States	78,851	74,718
e,m	Connecticut Avenue Securities Trust, 2019-R04, 2B1, 144A, FRN, 6.256%, (1-Month USD LIBOR + 5.25%), 6/25/39	United States	962,594	971,122
	Countrywide Alternative Loan Trust, 2005-73CB, 1A2, 6.25%, 1/25/36	United States	115,773	113,480
	[m] 2005-IM1, A1, FRN, 1.606%, (1-Month USD LIBOR + 0.60%), 1/25/36	United States	107,980	100,915
	2005-J10, 2A4, 6.00%, 10/25/35	United States	394,816	224,128
l	Credit Suisse First Boston Mortgage Securities Corp., 2004-AR3, CB2, FRN, 2.539%, 4/25/34	Switzerland	105,792	93,612
	CSMC Mortgage-Backed Trust, 2006-4, 9A1, 6.50%, 5/25/36	United States	735,080	341,493
e,l	FARM Mortgage Trust, 2021-1, B, 144A, FRN, 3.237%, 7/25/51	United States	915,458	780,094
e,m	FNMA, 2021-R02, 2B1, 144A, FRN, 3.885%, (SOFR + 3.30%), 11/25/41	United States	650,000	584,080
m	FREMF Mortgage Trust, 2018-KF52, B, FRN, 2.753%, (1-Month USD LIBOR + 1.95%), 9/25/28	United States	617,220	611,143
	GSR Mortgage Loan Trust, 2004-6F, 2A4, 5.50%, 5/25/34	United States	84,197	82,558
	Impac CMB Trust, 2004-4, 2A2, 5.286%, 9/25/34	United States	126,438	130,678
	[m] 2004-8, 3B, FRN, 3.631%, (1-Month USD LIBOR + 2.63%), 8/25/34	United States	94,202	92,378
	[m] 2005-2, 2B, FRN, 3.481%, (1-Month USD LIBOR + 2.48%), 4/25/35	United States	80,889	76,698
	[m] 2005-4, 2M1, FRN, 1.756%, (1-Month USD LIBOR + 0.50%), 5/25/35	United States	145,318	128,193
	[m] 2005-8, 2B, FRN, 3.256%, (1-Month USD LIBOR + 2.25%), 2/25/36	United States	68,333	66,086
m	IndyMac INDX Mortgage Loan Trust, FRN,
	2006-AR12, A1, 1.386%, (1-Month USD LIBOR + 0.38%), 9/25/46	United States	142,013	129,655
	2006-AR29, A2, 1.166%, (1-Month USD LIBOR + 0.16%), 11/25/36	United States	258,624	257,259
l	JPMBB Commercial Mortgage Securities Trust, 2015-C31, D, FRN, 4.112%, 8/15/48	United States	702,000	618,289
l	JPMorgan Mortgage Trust, FRN, 2006-A5, 6A1, 3.175%, 8/25/36	United States	171,231	144,409
	2006-A7, 2A3, 3.148%, 1/25/37	United States	74,401	67,412
	2007-A2, 2A1, 2.921%, 4/25/37	United States	102,288	90,795

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
	Lehman Mortgage Trust, 2005-3, 2A3, 5.50%, 1/25/36	United States	56,609		$53,722
l	MASTR Adjustable Rate Mortgages Trust, 2004-10, B1, FRN, 2.518%, 10/25/34	United States	432,347		379,426
l	MASTR Alternative Loan Trust, 2007-HF1, 3A1, FRN, 2.212%, 10/25/47	United States	485,955		341,085
l	MASTR Seasoned Securitization Trust, 2004-1, 4A1, FRN, 2.41%, 10/25/32	United States	63,948		64,192
e,m	Morgan Stanley Capital I Trust, 2018-BOP, E, 144A, FRN, 2.825%, (1-Month USD LIBOR + 1.95%), 6/15/35	United States	1,213,374		1,179,543
l	RFMSI Trust, 2007-SA2, 3A, FRN, 5.245%, 4/25/37	United States	707,234		202,558
e,m	STACR Trust, 2018-HRP1, B2, 144A, FRN, 12.756%, (1-Month USD LIBOR + 11.75%), 5/25/43	United States	1,915,202		2,026,841
l	Structured ARM Loan Trust, 2004-4, B1, FRN, 2.768%, 4/25/34	United States	459,348		407,778
	WAMU Mortgage Pass-Through Certificates Series Trust, FRN,
	[m]2005-AR11, B1, 1.921%, (1-Month USD LIBOR + 0.92%), 8/25/45	United States	1,079,073		940,593
	[l]2006-AR12, 1A1, 3.02%, 10/25/36	United States	872,048		846,673
m	Washington Mutual Mortgage Pass-Through Certificates, 2006-4, 3A2B, FRN, 1.166%, (1-Month USD LIBOR + 0.16%), 5/25/36	United States	193,754		167,886
l	Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 2003-AR3, B1, FRN, 3.256%, 6/25/33	United States	199,221		188,216
e,l	WFRBS Commercial Mortgage Trust, 2014-C22, D, 144A, FRN, 3.902%, 9/15/57	United States	2,000,000		1,759,015

					17,397,742

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $33,627,256)				32,138,934

		Number of Contracts	Notional Amount#
	Options Purchased 0.4%
	Calls – Exchange-Traded 0.0%†
	Chegg Inc., July Strike Price $35.00, Expires 7/15/22	16	1,600		96
	Chewy Inc., June Strike Price $35.00, Expires 6/17/22	15	1,500		660
	Chewy Inc., January Strike Price $30.00, Expires 1/20/23	30	3,000		15,000
	iShares 20+ Year Treasury Bond ETF, September Strike Price $140.00, Expires 9/16/22	60	6,000		2,880
	SPDR Gold Shares, September Strike Price $180.00, Expires 9/16/22	14	1,400		4,760
	Twitter Inc., June Strike Price $55.00, Expires 6/17/22	24	2,400		120
	Twitter Inc., October Strike Price $55.00, Expires 10/21/22	24	2,400		504

					24,020

	Calls – Over-the-Counter 0.0%†
	Currency Options 0.0%†
	GBP/USD, Counterparty BZWS, May Strike Price 1.50 GBP, Expires 5/08/23	1	1,700,000	GBP	1,402

	Puts – Exchange-Traded 0.4%
	Ally Financial Inc., June Strike Price $35.00, Expires 6/17/22	39	3,900		585
	Ally Financial Inc., September Strike Price $30.00, Expires 9/16/22	26	2,600		1,950
	Capital One Financial Corp., September Strike Price $100.00, Expires 9/16/22	13	1,300		3,575
	CarMax Inc., July Strike Price $75.00, Expires 7/15/22	64	6,400		8,000
	Dollar Tree Inc., August Strike Price $110.00, Expires 8/19/22	6	600		468
	FTSE 100 Index, June Strike Price 7,100.00 GBP, Expires 6/17/22	3	30		661
	The Home Depot Inc., August Strike Price $260.00, Expires 8/19/22	3	300		1,485
	Lowe’s Cos. Inc., August Strike Price $170.00, Expires 8/19/22	5	500		2,175
	Medical Properties Trust Inc., July Strike Price $15.00, Expires 7/15/22	78	7,800		936

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Number of Contracts	Notional Amount#	Value
	Options Purchased (continued)
	Puts – Exchange-Traded (continued)
	New Residential Investment Corp., August Strike Price $9.00, Expires 8/19/22	156	15,600	$2,340
	SPDR S&P 500 ETF Trust, August Strike Price $380.00, Expires 8/19/22	30	3,000	25,500
	SPDR S&P 500 ETF Trust, November Strike Price $350.00, Expires 11/18/22	320	32,000	293,440
	SPDR S&P Regional Banking ETF, June Strike Price $55.00, Expires 6/17/22	40	4,000	440
	Synchrony Financial, June Strike Price $32.00, Expires 6/17/22	39	3,900	975
	Synchrony Financial, September Strike Price $30.00, Expires 9/16/22	20	2,000	2,540
	Toll Brothers Inc., September Strike Price $40.00, Expires 9/16/22	11	1,100	1,595
	VanEck Semiconductor ETF, August Strike Price $200.00, Expires 8/19/22	5	500	2,175

				348,840

	Puts – Over-the-Counter 0.0%†
	B&G Foods Inc., Counterparty CITI, August Strike Price $20.00, Expires 8/19/22	20	2,000	2,000
	B&G Foods Inc., Counterparty CITI, November Strike Price $17.50, Expires 11/18/22	22	2,200	2,530
	B&G Foods Inc., Counterparty CITI, November Strike Price $20.00, Expires 11/18/22	36	3,600	6,660
	Casino Guichard Perrachon SA, Counterparty CITI, September Strike Price 10.00 EUR, Expires 9/16/22	5	500	139
	DAX Index, Counterparty CITI, June Strike Price 12,500.00 EUR, Expires 6/17/22	6	30	281
	H & M Hennes & Mauritz AB, Counterparty CITI, June Strike Price 105.00 SEK, Expires 6/17/22	49	4,900	176
	HP Inc., Counterparty BOFA, August Strike Price $34.00, Expires 8/19/22	33	3,300	4,356

				16,142

	Total Options Purchased (Cost $649,300)			390,404

	Total Investments before Short Term Investments (Cost $79,906,411)			74,535,897

		Country	Shares
	Short Term Investments 13.3%
	Money Market Funds (Cost $11,240,697) 12.9%
n	Fidelity Investments Money Market Government Portfolio, Institutional, 0.62%	United States	11,240,697	11,240,697

			Principal Amount*
	Repurchase Agreements (Cost $356,386) 0.4%
o	Joint Repurchase Agreement, 0.691%, 6/01/22 (Maturity Value $356,393)	United States	356,386	356,386

	BNP Paribas Securities Corp. (Maturity Value $254,925) Deutsche Bank Securities Inc. (Maturity Value $8,496) HSBC Securities (USA) Inc. (Maturity Value $92,972)

Collateralized by U.S. Government Agency Securities, 3.00% - 4.50%, 1/20/30 - 8/20/51; U.S. Treasury Bonds, 3.38%, 11/15/48; and U.S. Treasury Notes, 0.25% - 2.13%, 11/30/24 - 11/15/31; (Valued at $364,056)

	Total Investments (Cost $91,503,494) 98.9%			86,132,980
	Options Written (0.4)%			(299,678)
	Securities Sold Short (4.4)%			(3,861,981)
	Other Assets, less Liabilities 5.9%			5,087,119

	Net Assets 100.0%			$87,058,440

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Number of Contracts	Notional Amount#		Value
p	Options Written (0.4)%
	Calls – Over-the-Counter (0.0)%†
	Currency Options (0.0)%†
	GBP/USD, Counterparty BZWS, May Strike Price 0.75 GBP, Expires 5/08/23	1	1,700,000	GBP	$(385)

	Puts – Exchange-Traded (0.4)%
	CarMax Inc., July Strike Price $65.00, Expires 7/15/22	64	6,400		(2,880)
	FTSE 100 Index, June Strike Price 6,800.00 GBP, Expires 6/17/22	3	30		(302)
	HP Inc., November Strike Price $74.00, Expires 11/18/22	320	32,000		(51,360)
	iShares iBoxx $ Investment Grade Corporate Bond ETF, November Strike Price $109.00, Expires 11/18/22	320	32,000		(66,080)
	SPDR S&P 500 ETF Trust, November Strike Price $320.00, Expires 11/18/22	320	32,000		(178,560)

					(299,182)

	Puts – Over-the-Counter (0.0)%†
	DAX Index, Counterparty CITI, June Strike Price 11,900.00 EUR, Expires 6/17/22	6	30		(111)

	Total Options Written (Premiums Received $454,741)				(299,678)

		Country	Shares
q	Securities Sold Short (4.4)%
	Common Stocks (0.6)%
	Capital Markets (0.6)%
	Ares Capital Corp.	United States	16,458		(318,956)
	Owl Rock Capital Corp.	United States	12,015		(162,923)

					(481,879)

	IT Services (0.0)%†
	Digitalocean Holdings Inc.	United States	250		(12,213)

	Total Common Stocks (Proceeds $490,867)				(494,092)

			Principal Amount*
	Corporate Bonds and Notes (2.7)%
	Auto Components (0.1)%
e	Wheel Pros Inc., senior note, 144A, 6.50%, 5/15/29	United States	71,000		(50,746)

	Automobiles (0.3)%
	Ford Motor Credit Co. LLC, senior note, 4.95%, 5/28/27	United States	200,000		(199,313)
	General Motors Co., senior bond, 4.20%, 10/01/27	United States	25,000		(24,252)

					(223,565)

	Construction & Engineering (0.5)%
	Fluor Corp., senior bond, 4.25%, 9/15/28	United States	300,000		(286,140)
e	Tutor Perini Corp., senior note, 144A, 6.875%, 5/01/25	United States	161,000		(150,034)

					(436,174)

	Consumer Finance (0.2)%
	Onemain Finance Corp., senior note, 7.125%, 3/15/26	United States	113,000		(115,910)
	3.875%, 9/15/28	United States	88,000		(76,202)

					(192,112)

	Diversified Financial Services (0.3)%
e	Kronos Acquisition Holdings Inc. / KIK Custom Products Inc., senior note, 144A, 7.00%, 12/31/27	Canada	166,000		(133,536)
e	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	146,000		(130,191)

					(263,727)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Diversified Telecommunication Services (0.3)%
e	Iliad Holding SASU, senior secured note, Reg S, 5.625%, 10/15/28	France	265,000	EUR	$(269,878)

	Food & Staples Retailing (0.4)%
e	Chobani LLC / Chobani Finance Corp. Inc., senior note, 144A, 7.50%, 4/15/25	United States	132,000		(125,061)
	Koninklijke Ahold Delhaize NV, senior bond, 5.70%, 10/01/40	Netherlands	196,000		(213,024)
e	Sigma Holdco BV, senior note, 144A, 7.875%, 5/15/26	Netherlands	26,000		(17,851)

					(355,936)

	Health Care Providers & Services (0.0)%†
e	Air Methods Corp., senior note, 144A, 8.00%, 5/15/25	United States	69,000		(47,850)

	Hotels, Restaurants & Leisure (0.1)%
e	Royal Caribbean Cruises Ltd., senior note, 144A, 5.50%, 4/01/28	United States	85,000		(71,885)

	Leisure Products (0.1)%
	Brunswick Corp., senior bond, 4.40%, 9/15/32	United States	116,000		(104,651)

	Media (0.1)%
	iHeartCommunications Inc., senior note, 8.375%, 5/01/27	United States	90,000		(84,578)
e	Scripps Escrow II Inc., senior bond, 144A, 5.375%, 1/15/31	United States	31,000		(27,218)

					(111,796)

	Pharmaceuticals (0.1)%
e	Bausch Health Cos. Inc., senior secured note, 144A, 6.125%, 2/01/27	United States	69,000		(63,066)

	Specialty Retail (0.2)%
e	At Home Group Inc., senior note, 144A, 7.125%, 7/15/29	United States	31,000		(21,023)
	QVC Inc., senior secured note, 4.75%, 2/15/27	United States	36,000		(31,169)
e	Rent-A-Center Inc., senior note, 144A, 6.375%, 2/15/29	United States	153,000		(134,358)

					(186,550)

	Total Corporate Bonds and Notes (Proceeds $2,583,932)				(2,377,936)

	Foreign Government and Agency Securities (0.6)%
e	Government of Italy, senior bond, Reg S, 0.95%, 6/01/32	Italy	154,000	EUR	(134,872)
	Government of Turkey, senior bond, 5.75%, 3/22/24	Turkey	170,000		(163,696)
	senior bond, 7.375%, 2/05/25	Turkey	82,000		(79,994)
	senior note, 7.25%, 12/23/23	Turkey	129,000		(129,409)

	Total Foreign Government and Agency Securities (Proceeds $537,809)				(507,971)

	U.S. Government and Agency Securities (0.5)%
	U.S. Treasury Bond, 2.375%, 2/15/42	United States	92,100		(79,767)
	1.875%, 11/15/51	United States	331,400		(252,589)
	2.25%, 2/15/52	United States	51,900		(43,426)
	U.S. Treasury Note, 1.875%, 2/15/32	United States	79,800		(73,154)
	2.875%, 5/15/32	United States	33,000		(33,046)

	Total U.S. Government and Agency Securities (Proceeds $533,387)				(481,982)

	Total Securities Sold Short (Proceeds $4,145,995)				$(3,861,981)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

aNon-income producing.

bA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/or open written option contracts. At May 31, 2022, the aggregate value of these securities and/or cash pledged amounted to $1,927,764, representing 2.2% of net assets.

cFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

dSee Note 10 regarding restricted securities.

eSecurity was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At May 31, 2022, the net value of these securities was $53,137,019, representing 61.0% of net assets.

fIncome may be received in additional securities and/or cash.

gPerpetual security with no stated maturity date.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(g) regarding senior floating rate interests.

jSee Note 11 regarding unfunded loan commitments.

kPrincipal amount is stated in 100 Mexican Peso Units.

lAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

mThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

nThe rate shown is the annualized seven-day effective yield at period end.

oSee Note 1(c) regarding joint repurchase agreement.

pSee Note 1(d) regarding written options.

qSee Note 1(f) regarding securities sold short.

At May 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
DJ EURO STOXX 50 Index	Short	2	$81,246	6/17/22	$(2,158)
E-Mini Russell 2000	Short	14	1,303,330	6/17/22	74,006
S&P 500 E-Mini Index	Short	2	413,125	6/17/22	(1,882)

					69,966

Interest Rate Contracts
U.S. Treasury 5 Yr. Note	Short	37	4,179,266	9/30/22	12,653

Total Futures Contracts					$82,619

*As of period end.

At May 31, 2022, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Mexican Peso	JPHQ	Buy	4,170,935	$198,243	6/15/22	$13,020	$—
Mexican Peso	JPHQ	Sell	20,158,360	961,829	6/15/22	—	(59,217)
Polish Zloty	JPHQ	Buy	2,451,310	567,503	6/15/22	5,407	—
Polish Zloty	JPHQ	Sell	1,646,302	365,743	6/15/22	—	(19,024)
South African Rand	DBAB	Buy	1,358,375	85,264	6/15/22	1,391	—
South African Rand	GSCO	Sell	28,100,881	1,799,723	6/15/22	7,080	—
South African Rand	HSBC	Sell	4,713,610	295,765	6/15/22	—	(4,931)
South African Rand	JPHQ	Buy	19,988,807	1,271,778	6/15/22	16,202	(12,831)
South African Rand	JPHQ	Sell	1,774,234	109,858	6/15/22	—	(3,326)
British Pound	JPHQ	Buy	140,000	172,399	6/30/22	4,043	—
British Pound	JPHQ	Sell	600,000	773,119	6/30/22	21,380	(4,441)
Euro	JPHQ	Buy	90,000	96,350	6/30/22	431	—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	1,300,000	$1,419,003	6/30/22	$21,192	$(140)
Hong Kong Dollar	JPHQ	Sell	155,000	19,821	6/30/22	52	—
Japanese Yen	JPHQ	Sell	2,180,000	17,734	6/30/22	778	—
Swiss Franc	JPHQ	Buy	730,000	790,963	6/30/22	—	(28,562)
Swiss Franc	JPHQ	Sell	2,210,000	2,373,075	6/30/22	64,986	—
Euro	JPHQ	Sell	770,000	865,449	3/31/23	22,751	—
Euro	JPHQ	Sell	970,000	1,135,928	3/31/25	39,808	—

Total Forward Exchange Contracts						$218,521	$(132,472)

Net unrealized appreciation (depreciation)						$86,049

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At May 31, 2022, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Traded Index
CDX.NA.HY.34	(5.00)%	Quarterly		6/20/25	1,840,000		$(55,676)	$—	$(55,676)
CDX.NA.HY.35	(5.00)%	Quarterly		12/22/25	1,030,000		(31,665)	(97,850)	66,185
Contracts to Sell Protection[c,d]
Single Name
Government of Turkey	1.00%	Quarterly		6/20/27	217,000		(50,743)	(43,455)	(7,288)	B+

Total Centrally Cleared Swap Contracts							$(138,084)	$(141,305)	$3,221

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name			Counterparty
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	21,000	EUR	(245)	(23)	(222)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	7,000	EUR	(82)	(16)	(66)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	13,000	EUR	(152)	(15)	(137)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	13,000	EUR	(152)	(15)	(137)
Akzo Nobel N.V.	(1.00)%	Quarterly	CITI	6/20/27	40,000	EUR	(648)	(824)	176
Ally Financial Inc.	(5.00)%	Quarterly	BZWS	6/20/27	24,000		(3,290)	(3,142)	(148)
Ally Financial Inc.	(5.00)%	Quarterly	GSCO	6/20/27	79,000		(10,829)	(10,433)	(396)
Ally Financial Inc.	(5.00)%	Quarterly	GSCO	6/20/27	32,000		(4,386)	(3,887)	(499)
Ally Financial Inc.	(5.00)%	Quarterly	GSCO	6/20/27	32,000		(4,386)	(3,698)	(688)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/23	48,000		845	1,703	(858)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/23	15,000		663	322	341
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/23	14,000		619	558	61
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/23	66,000		2,918	2,245	673
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/24	42,000		2,854	1,800	1,054
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/24	84,000		5,708	7,224	(1,516)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/25	16,000		1,961	2,353	(392)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/25	64,000		7,855	8,936	(1,081)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/26	15,000		2,622	1,160	1,462
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/26	24,000		4,195	3,460	735
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/26	28,000		4,512	2,366	2,146
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/26	34,000		5,479	2,662	2,817
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	12/20/23	12,000		531	667	(136)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	12/20/26	20,000		$3,496	$1,547	$1,949
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/23	17,000		752	395	357
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/23	46,000		2,034	1,073	961
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/23	20,000		884	1,341	(457)
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/23	66,000		2,918	6,045	(3,127)
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	6/20/24	21,000		1,427	1,754	(327)
American Airlines Group Inc.	(5.00)%	Quarterly	JPHQ	12/20/25	75,000		10,735	10,870	(135)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	BZWS	6/20/27	356,000		11,169	697	10,472
Anglo American PLC	(5.00)%	Quarterly	CITI	6/20/27	31,000	EUR	(5,861)	(5,028)	(833)
Arcelormittal SA	(5.00)%	Quarterly	CITI	6/20/27	30,000	EUR	(4,690)	(3,846)	(844)
Arcelormittal SA	(5.00)%	Quarterly	CITI	6/20/27	9,000	EUR	(1,407)	(1,206)	(201)
Arcelormittal SA	(5.00)%	Quarterly	CITI	6/20/27	9,000	EUR	(1,407)	(1,155)	(252)
Campbell’s Soup Co.	(1.00)%	Quarterly	BZWS	6/20/27	125,000		(1,741)	(1,343)	(398)
Campbell’s Soup Co.	(1.00)%	Quarterly	BZWS	6/20/27	83,000		(1,156)	(849)	(307)
Conagra Brands	(1.00)%	Quarterly	BZWS	6/20/27	144,000		(419)	66	(485)
Conagra Brands	(1.00)%	Quarterly	CITI	6/20/27	86,000		(250)	72	(322)
D.R. Horton Inc.	(1.00)%	Quarterly	JPHQ	6/20/27	22,000		269	(204)	473
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	35,000	EUR	(1,013)	(1,111)	98
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	18,000	EUR	(521)	(572)	51
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	18,000	EUR	(521)	(559)	38
Danone SA	(1.00)%	Quarterly	CITI	6/20/27	17,000	EUR	(492)	(518)	26
Deutsche Lufthansa AG	(1.00)%	Quarterly	MSCS	6/20/27	85,000	EUR	10,271	10,008	263
Dow Inc.	(1.00)%	Quarterly	BZWS	6/20/27	41,000		(234)	(114)	(120)
Dow Inc.	(1.00)%	Quarterly	JPHQ	6/20/27	171,000		(978)	(317)	(661)
EnBW AG	(1.00)%	Quarterly	BZWS	6/20/27	71,000	EUR	(1,046)	(1,448)	402
FedEx Corp.	(1.00)%	Quarterly	BNPP	6/20/27	31,000		(390)	(374)	(16)
FedEx Corp.	(1.00)%	Quarterly	BZWS	6/20/27	74,000		(931)	(1,035)	104
FedEx Corp.	(1.00)%	Quarterly	BZWS	6/20/27	37,000		(466)	(521)	55
FedEx Corp.	(1.00)%	Quarterly	BZWS	6/20/27	37,000		(466)	(391)	(75)
FedEx Corp.	(1.00)%	Quarterly	GSCO	6/20/27	37,000		(466)	(486)	20
FedEx Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	37,000		(466)	(447)	(19)
FedEx Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	37,000		(466)	(383)	(83)
Ford Motor Co.	(5.00)%	Quarterly	BNPP	6/20/27	18,000		(1,640)	(1,628)	(12)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	14,000		(1,276)	(1,527)	251
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	10,000		(911)	(876)	(35)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	10,000		(911)	(843)	(68)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	10,000		(911)	(752)	(159)
Ford Motor Co.	(5.00)%	Quarterly	CITI	6/20/27	10,000		(911)	(622)	(289)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	21,000		(1,914)	(1,894)	(20)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	21,000		(1,914)	(1,892)	(22)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	21,000		(1,914)	(1,846)	(68)
Ford Motor Co.	(5.00)%	Quarterly	GSCO	6/20/27	10,000		(911)	(910)	(1)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	48,000		(4,412)	(2,405)	(2,007)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	30,000		(2,757)	(1,808)	(949)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	14,000		(1,276)	(1,573)	297
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	10,000		(911)	(1,105)	194
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	15,000		(1,379)	(1,032)	(347)
Ford Motor Credit Co. LLC	(5.00)%	Quarterly	CITI	6/20/27	15,000		(1,379)	(933)	(446)
GE Capital Funding LLC	(1.00)%	Quarterly	JPHQ	12/20/26	97,000		782	(849)	1,631
General Motors Co.	(5.00)%	Quarterly	BNPP	6/20/27	84,000		(11,109)	(10,782)	(327)
General Motors Co.	(5.00)%	Quarterly	BNPP	6/20/27	14,000		(1,851)	(1,836)	(15)
General Motors Co.	(5.00)%	Quarterly	BNPP	6/20/27	13,000		(1,719)	(1,652)	(67)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
General Motors Co.	(5.00)%	Quarterly	BOFA	6/20/27	28,000		$(3,703)	$(3,625)	$(78)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	55,000		(7,273)	(6,659)	(614)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	35,000		(4,629)	(4,437)	(192)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	14,000		(1,851)	(1,698)	(153)
General Motors Co.	(5.00)%	Quarterly	BZWS	6/20/27	3,000		(397)	(384)	(13)
General Motors Co.	(5.00)%	Quarterly	GSCO	6/20/27	21,000		(2,777)	(2,426)	(351)
General Motors Co.	(5.00)%	Quarterly	JPHQ	6/20/27	140,000		(18,514)	(19,604)	1,090
General Motors Co.	(5.00)%	Quarterly	JPHQ	6/20/27	28,000		(3,703)	(3,972)	269
Glencore Funding LLC	(5.00)%	Quarterly	CITI	6/20/27	80,000	EUR	(14,122)	(14,239)	117
Government of Italy	(1.00)%	Quarterly	BOFA	6/20/24	233,000		(2,390)	1,004	(3,394)
Government of Italy	(1.00)%	Quarterly	BOFA	6/20/24	140,000		(1,436)	1,354	(2,790)
Hochtief AG	(5.00)%	Quarterly	CITI	6/20/27	17,000	EUR	(2,878)	(3,405)	527
Hochtief AG	(5.00)%	Quarterly	JPHQ	6/20/27	36,000	EUR	(6,095)	(6,898)	803
Hochtief AG	(5.00)%	Quarterly	JPHQ	6/20/27	17,000	EUR	(2,878)	(3,257)	379
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	28,000		(1)	(117)	116
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	69,000		(1)	(63)	62
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	14,000		—	—	—
HP Inc.	(1.00)%	Quarterly	BNPP	6/20/27	28,000		(1)	38	(39)
HP Inc.	(1.00)%	Quarterly	GSCO	6/20/27	60,000		(1)	273	(274)
HP Inc.	(1.00)%	Quarterly	JPHQ	6/20/27	26,000		—	24	(24)
ICE Ltd.	(5.00)%	Quarterly	JPHQ	6/20/25	10,000	EUR	909	415	494
Itochu Corp.	(1.00)%	Quarterly	GSCO	6/20/22	12,107,000	JPY	(239)	(61)	(178)
JFE Holdings Inc.	(1.00)%	Quarterly	GSCO	6/20/22	5,348,000	JPY	(104)	(28)	(76)
Kohl’s Corp.	(1.00)%	Quarterly	GSCO	6/20/26	41,000		3,114	679	2,435
Lanxess AG	(1.00)%	Quarterly	BZWS	6/20/27	100,000	EUR	1,626	795	831
Lanxess AG	(1.00)%	Quarterly	JPHQ	6/20/27	12,000	EUR	195	412	(217)
Lloyds Bank PLC	(1.00)%	Quarterly	BZWS	6/20/27	27,000	EUR	575	868	(293)
Lloyds Bank PLC	(1.00)%	Quarterly	CITI	6/20/27	15,000	EUR	352	392	(40)
Lloyds Bank PLC	(1.00)%	Quarterly	CITI	6/20/27	79,000	EUR	1,682	2,415	(733)
Louis Dreyfus Co.	(5.00)%	Quarterly	JPHQ	6/20/27	33,000	EUR	(4,627)	(3,392)	(1,235)
Marubeni Corp.	(1.00)%	Quarterly	CITI	6/20/25	3,711,000	JPY	(753)	671	(1,424)
Marubeni Corp.	(1.00)%	Quarterly	GSCO	6/20/22	18,860,000	JPY	(371)	(78)	(293)
MBIA Inc.	(5.00)%	Quarterly	BZWS	6/20/22	23,000		(274)	(14)	(260)
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/22	36,000		(429)	(61)	(368)
MBIA Inc.	(5.00)%	Quarterly	GSCO	6/20/22	21,000		(250)	(28)	(222)
Michelin	(1.00)%	Quarterly	GSCO	6/20/27	80,000	EUR	(2,032)	(1,826)	(206)
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	3,618,000	JPY	(70)	(4)	(66)
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	3,878,000	JPY	(75)	(5)	(70)
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	3,000	EUR	110	109	1
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	16,000	EUR	588	165	423
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	16,000	EUR	588	173	415
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	9,000	EUR	331	258	73
Next PLC	(1.00)%	Quarterly	CITI	6/20/27	32,000	EUR	1,176	976	200
Novafives SAS	(5.00)%	Quarterly	JPHQ	12/20/24	5,000	EUR	768	1,035	(267)
Novafives SAS	(5.00)%	Quarterly	JPHQ	12/20/24	12,000	EUR	1,842	2,447	(605)
Saint-Gobain	(1.00)%	Quarterly	CITI	6/20/27	130,000	EUR	(1,647)	(1,531)	(116)
Saint-Gobain	(1.00)%	Quarterly	CITI	6/20/27	54,000	EUR	(684)	(612)	(72)
Saint-Gobain	(1.00)%	Quarterly	CITI	6/20/27	37,000	EUR	(469)	(537)	68
Saint-Gobain	(1.00)%	Quarterly	CITI	6/20/27	27,000	EUR	(342)	(391)	49
Saint-Gobain	(1.00)%	Quarterly	CITI	6/20/27	18,000	EUR	(228)	(318)	90
Saint-Gobain	(1.00)%	Quarterly	CITI	6/20/27	6,000	EUR	(76)	(58)	(18)
Sherwin-Williams Co. (The)	(1.00)%	Quarterly	CITI	6/20/27	179,000		(1,477)	(372)	(1,105)

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Sherwin-Williams Co. (The)	(1.00)%	Quarterly	JPHQ	6/20/27	36,000		$(297)	$(217)	$(80)
Simon Property Group Inc.	(1.00)%	Quarterly	BZWS	6/20/27	91,000		464	(211)	675
Societe Generale SA	(1.00)%	Quarterly	BZWS	12/20/23	200,000	EUR	(2,013)	1,348	(3,361)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	12/20/26	16,800,000	JPY	14,926	9,418	5,508
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/27	3,810,000	JPY	3,863	4,121	(258)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/27	5,880,000	JPY	5,962	6,036	(74)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/27	16,800,000	JPY	17,291	17,597	(306)
Solvay SA	(1.00)%	Quarterly	GSCO	6/20/27	35,000	EUR	(145)	(320)	175
Solvay SA	(1.00)%	Quarterly	GSCO	6/20/27	36,000	EUR	(149)	(250)	101
Solvay SA	(1.00)%	Quarterly	GSCO	6/20/27	17,000	EUR	(70)	(163)	93
Stena AB	(5.00)%	Quarterly	BZWS	6/20/24	15,000	EUR	(792)	(455)	(337)
Stena AB	(5.00)%	Quarterly	GSCO	12/20/24	92,000	EUR	(4,790)	(4,649)	(141)
Stena AB	(5.00)%	Quarterly	GSCO	6/20/27	3,000	EUR	(46)	(6)	(40)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	2,000	EUR	(31)	21	(52)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	6,000	EUR	(94)	76	(170)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	28,000	EUR	(433)	183	(616)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	10,000	EUR	(154)	245	(399)
Stena AB	(5.00)%	Quarterly	JPHQ	6/20/27	35,000	EUR	(541)	297	(838)
TDC Holding	(1.00)%	Quarterly	BNPP	6/20/27	60,000	EUR	3,368	3,418	(50)
The Boeing Co.	(1.00)%	Quarterly	BZWS	6/20/27	23,000		1,209	961	248
The Boeing Co.	(1.00)%	Quarterly	CITI	6/20/27	31,000		1,629	1,282	347
The Boeing Co.	(1.00)%	Quarterly	CITI	6/20/27	62,000		3,258	1,861	1,397
U.S. Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/27	32,000		(396)	(792)	396
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	28,000		378	141	237
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	16,000		216	239	(23)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	16,000		216	253	(37)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	16,000		216	281	(65)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	16,000		216	295	(79)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	16,000		216	302	(86)
Whirlpool Corp.	(1.00)%	Quarterly	JPHQ	6/20/27	51,000		689	465	224
WPP Finance SA	(1.00)%	Quarterly	CITI	6/20/27	13,000	EUR	56	—	56
WPP Finance SA	(1.00)%	Quarterly	CITI	6/20/27	24,000	EUR	103	—	103
WPP Finance SA	(1.00)%	Quarterly	CITI	6/20/27	16,000	EUR	69	12	57
WPP Finance SA	(1.00)%	Quarterly	CITI	6/20/27	32,000	EUR	138	32	106
WPP Finance SA	(1.00)%	Quarterly	GSCO	6/20/27	51,000	EUR	219	131	88
Contracts to Sell Protection[c,d]
Single Name
American Axle & Manufacturing Inc.	5.00%	Quarterly	BZWS	6/20/25	32,000		1,055	1,035	20	BB-
Euro Garages Ltd.	5.00%	Quarterly	GSCO	6/20/27	16,000	EUR	655	316	339	B-
Kohl’s Corp.	1.00%	Quarterly	JPHQ	6/20/26	41,000		(3,114)	(3,001)	(113)	BBB-

Total OTC Swap Contracts							$(33,658)	$(36,696)	$3,038

Total Credit Default Swap Contracts							$(171,742)	$(178,001)	$6,259

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

SCHEDULE OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2022, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating rate 1 Year-SOFR Pay Fixed rate 1.36%	Annually	3/08/24	1,000,000		$21,176
Receive Floating rate 6 Month-PRIBOR Pay Fixed rate 5.89%	Semi-Annually	6/15/24	2,723,637	CZK	723
Receive Floating rate 6 Month-PRIBOR Pay Fixed rate 6.03%	Semi-Annually	6/15/24	16,916,355	CZK	2,683
Receive Fixed 11.94% Pay Floating BZDIOVRA Index	Annually	1/04/27	1,721,476	BRL	(624)
Receive Floating Banxico Mexico 1 Month rate Pay Fixed rate 8.98%	Monthly	6/09/27	9,213,212	MXN	(7,521)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 2.25%	Quarterly	6/20/28	1,100,000		(38,097)
Receive Floating rate 1 Year-SOFR Pay Fixed rate 1.52%	Annually	3/08/32	1,000,000		96,142

Total Interest Rate Swap Contracts					$74,482

*In U.S. dollars unless otherwise indicated.

At May 31, 2022, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Equity Contracts – Long[a]
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	4/20/23	$133,322	$7,375
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	GSCO	10/03/22	21,543	22
Energy Transfer LP	1-Month LIBOR + 0.50%	Monthly	CITI	10/18/22	34,265	5,164
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	GSCO	2/14/23	70,932	503

Total – Total Return Swap Contracts						$13,064

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 12 regarding other derivative information.

See Abbreviations on page 54.

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2022

Franklin K2 Long Short Credit Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$91,147,108
Cost – Unaffiliated repurchase agreements	356,386

Value – Unaffiliated issuers	$85,776,594
Value – Unaffiliated repurchase agreements	356,386
Cash	383,712
Restricted cash for OTC derivatives (Note 1e)	160,000
Foreign currency, at value (cost $1,339,013)	1,350,901
Receivables:
Investment securities sold	1,703,152
Capital shares sold	121,399
Dividends and interest	703,691
Deposits with brokers for:
Securities sold short	3,684,559
OTC derivative contracts	390,000
Futures contracts	143,800
Centrally cleared swap contracts	356,665
Due from brokers	263,487
Variation margin on futures contracts	33,195
Variation margin on centrally cleared swap contracts	17,685
OTC swap contracts (upfront payments $149,368)	134,193
Unrealized appreciation on OTC forward exchange contracts	218,521
Unrealized appreciation on OTC swap contracts	58,783

Total assets	95,856,723

Liabilities:
Payables:
Investment securities purchased	3,139,615
Capital shares redeemed	468,783
Management fees	45,100
Distribution fees	6,094
Trustees’ fees and expenses	17
Transfer agent fees	25,737
Deposits from brokers for:
OTC derivative contracts	160,000
Due to brokers	204,003
OTC swap contracts (upfront receipts $190,579)	170,889
Options written, at value (premiums received $454,741)	299,678
Securities sold short, at value (proceeds $4,145,995)	3,861,981
Unrealized depreciation on OTC forward exchange contracts	132,472
Unrealized depreciation on OTC swap contracts	42,681
Unrealized depreciation on unfunded loan commitments (Note 11)	35,304
Accrued expenses and other liabilities	205,929

Total liabilities	8,798,283

Net assets, at value	$87,058,440

Net assets consist of:
Paid-in capital	$91,410,912
Total distributable earnings (loss)	(4,352,472)

Net assets, at value	$87,058,440

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2022

Franklin K2 Long Short Credit Fund

Class A:
Net assets, at value	$17,505,880

Shares outstanding	1,734,002

Net asset value per share[a]	$10.10

Maximum offering price per share (net asset value per share ÷ 94.50%)	$10.69

Class C:
Net assets, at value	$2,592,277

Shares outstanding	261,609

Net asset value and maximum offering price per share[a]	$9.91

Class R:
Net assets, at value	$218,402

Shares outstanding	21,876

Net asset value and maximum offering price per share	$9.98

Class R6:
Net assets, at value	$14,910

Shares outstanding	1,472

Net asset value and maximum offering price per share	$10.13

Advisor Class:
Net assets, at value	$66,726,971

Shares outstanding	6,604,955

Net asset value and maximum offering price per share	$10.10

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2022

Franklin K2 Long Short Credit Fund

Investment income:
Dividends:
Unaffiliated issuers	$72,630
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Paydown gain (loss)	407,536
Paid in cash	4,153,603

Total investment income	4,633,769

Expenses:
Management fees (Note 3a)	1,616,761
Distribution fees: (Note 3c)
Class A	52,444
Class C	27,656
Class R	1,041
Transfer agent fees: (Note 3e)
Class A	27,887
Class C	3,470
Class R	266
Class R6	154
Advisor Class	95,921
Custodian fees (Note 4) .	73,800
Reports to shareholders fees	41,957
Registration and filing fees	76,366
Professional fees	181,040
Trustees’ fees and expenses	27,729
Dividends and interest on securities sold short	228,021
Security borrowing fees	63,398
Other	41,058

Total expenses	2,558,969
Expense reductions (Note 4)	(73)
Expenses waived/paid by affiliates (Note 3f)	(519,024)

Net expenses	2,039,872

Net investment income	2,593,897

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	104,826
Written options	(25,846)
Foreign currency transactions	(169,057)
Forward exchange contracts	135,277
Futures contracts	(172,148)
Securities sold short	265,456
Swap contracts	(17,488)

Net realized gain (loss)	121,020

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(8,545,488)
Written options	156,079
Translation of other assets and liabilities denominated in foreign currencies	(66,712)
Forward exchange contracts	288,978
Futures contracts	110,292
Securities sold short	669,552
Swap contracts	780,905

Net change in unrealized appreciation (depreciation)	(6,606,394)

Net realized and unrealized gain (loss)	(6,485,374)

Net increase (decrease) in net assets resulting from operations	$(3,891,477)

~ Foreign taxes withheld on interest	$5

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin K2 Long Short Credit Fund

	Year Ended May 31,
	2022	2021
Increase (decrease) in net assets:
Operations:
Net investment income	$2,593,897	$2,724,125
Net realized gain (loss)	121,020	1,198,529
Net change in unrealized appreciation (depreciation)	(6,606,394)	8,574,158

Net increase (decrease) in net assets resulting from operations	(3,891,477)	12,496,812

Distributions to shareholders:
Class A	(783,078)	(567,339)
Class C	(70,593)	(51,591)
Class R	(6,238)	(4,161)
Class R6	(576)	(138)
Advisor Class	(2,881,103)	(1,899,712)

Total distributions to shareholders	(3,741,588)	(2,522,941)

Capital share transactions: (Note 2)
Class A	(7,496,625)	4,161,929
Class C	(143,137)	(226,267)
Class R	39,422	8,527
Class R6	10,364	—
Advisor Class	(4,083,126)	(3,869,073)

Total capital share transactions	(11,673,102)	75,116

Net increase (decrease) in net assets	(19,306,167)	10,048,987
Net assets:
Beginning of year	106,364,607	96,315,620

End of year	$87,058,440	$106,364,607

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Long Short Credit Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Effective August 2, 2021, Class C shares automatically convert to Class A shares on a monthly basis, after they have been held for 8 years. Prior to August 2, 2021, Class C shares converted to Class A shares after a 10-year holding period. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value

(NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Funds’ portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At May 31, 2022, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”). See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Schedule of Investments, had been entered into on May 31, 2022.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the

Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from

$100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage and/or gain exposure to interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and

Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

e. Restricted Cash

At May 31, 2022, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2022, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2022, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2022		2021

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	454,409	$4,908,749	822,527	$8,771,228
Shares issued in reinvestment of distributions	55,963	593,769	28,242	300,782
Shares redeemed	(1,214,627)	(12,999,143)	(461,890)	(4,910,081)

Net increase (decrease)	(704,255)	$(7,496,625)	388,879	$4,161,929

Class C Shares:
Shares sold	64,353	$679,579	36,427	$380,419
Shares issued in reinvestment of distributions	6,746	70,494	4,906	51,466
Shares redeemed[a]	(84,628)	(893,210)	(63,557)	(658,152)

Net increase (decrease)	(13,529)	$(143,137)	(22,224)	$(226,267)

Class R Shares:
Shares sold	4,877	$51,606	466	$5,000
Shares issued in reinvestment of distributions	543	5,698	337	3,557
Shares redeemed	(1,669)	(17,882)	(3)	(30)

Net increase (decrease)	3,751	$39,422	800	$8,527

Class R6 Shares:
Shares sold	907	$10,000	—	$—
Shares issued in reinvestment of distributions	34	364	—	—
Shares redeemed	—	—	—	—

Net increase (decrease)	941	$10,364	—	$—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2022		2021

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	4,721,077	$50,601,759	3,735,776	$39,446,888
Shares issued in reinvestment of distributions	263,093	2,791,418	144,113	1,534,808
Shares redeemed	(5,400,892)	(57,476,303)	(4,254,581)	(44,850,769)

Net increase (decrease)	(416,722)	$(4,083,126)	(374,692)	$(3,869,073)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee, calculated daily and paid monthly, to K2 Advisors of 1.50% per year of the average daily net assets of the Fund.

Prior to March 1, 2022, the Fund paid an investment management fee to K2 Advisors of 1.60% per year of the average daily net assets of the Fund.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund. The subadvisory fees are paid by K2 Advisors and are not an additional expense of the Fund. Each subadvisor is compensated for managing its respective portion of the average daily net assets of the Fund.

Subadvisors
Apollo Credit Management LLC
Benefit Street Partners L.L.C.*
Ellington Global Asset Management, LLC
Emso Asset Management Limited
Medalist Partners, LP

* An affiliate of K2 Advisors.

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund. The fee is paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,726
CDSC retained	$7,466

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2022, the Fund paid transfer agent fees of $127,698, of which $43,420 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding interest expense, distribution fees, acquired fund fees and expenses, expenses related to securities sold short, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.55% based on the average net assets of each class until September 30, 2023. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to March 1, 2022, expenses (excluding certain fees and expenses as previously disclosed) for each class of the Fund were limited to 1.65% based on the average net assets of each class.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2023.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2022, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2022 and 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,741,588	$2,522,941
Long term capital gain	—	—

Total distributions paid	$3,741,588	$2,522,941

At May 31, 2022, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$86,937,711

Unrealized appreciation	$1,696,012
Unrealized depreciation	(6,464,350)

Net unrealized appreciation (depreciation)	$(4,768,338)

Distributable earnings
Undistributed ordinary income	$415,243

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2022, aggregated $145,607,697 and $141,786,788, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2022, the Fund had 27.6% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade as determined by Nationally Recognized Statistical Credit Ratings Organizations and/or internally, by investment management and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2022, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

8. Geopolitical Risk

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2022, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
923	Acosta Inc.	12/31/19	$8,144	$7,476
993	Acosta Inc., cvt. pfd.	12/31/19-1/05/22	50,262	46,175

Total Restricted Securities (Value is 0.1% of Net Assets)			$58,406	$53,651

11. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations. Funded portions of credit agreements are presented in the Schedule of Investments.

At May 31, 2022, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Delivery Hero SE, Term Loan B	$500,000
Upfield Group BV, Term Loan RC	118,208

$618,208

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

12. Other Derivative Information

At May 31, 2022, the investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Investments in securities, at value	$2,880	[a]	Options written, at value	$66,080

	Variation margin on centrally cleared swap contracts	120,724	[b]	Variation margin on centrally cleared swap contracts	46,242	[b]
	Variation margin on futures contracts	12,653	[b]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	218,521		Unrealized depreciation on OTC forward exchange contracts	132,472

	Investments in securities, at value	1,402	[a]	Options written, at value	385

Credit contracts	Variation margin on centrally cleared swap contracts	66,185	[b]	Variation margin on centrally cleared swap contracts	62,964	[b]
	OTC swap contracts (upfront payments)	134,193		OTC swap contracts (upfront receipts)	170,889
	Unrealized appreciation on OTC swap contracts	45,719		Unrealized depreciation on OTC swap contracts	42,681

Equity contracts	Investments in securities, at value	386,122	[a]	Options written, at value	233,213
	Variation margin on futures contracts	74,006	[b]	Variation margin on futures contracts	4,040	[b]
	Unrealized appreciation on OTC swap contracts	13,064

Totals		$1,075,469			$758,966

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Schedule of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

12. Other Derivative Information (continued)

For the year ended May 31, 2022, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts			Investments	$(19,442)[a]

			Written options	22,560

	Swap contracts	$149,347	Swap contracts	265,672

	Futures contracts	(30,989)	Futures contracts	13,387

Foreign exchange contracts	Forward exchange contracts	135,277	Forward exchange contracts	288,978

	Investments	61,222 [a]	Investments	1,113 [a]

	Written options	(58,795)	Written options	(305)

Credit contracts	Swap contracts	(345,379)	Swap contracts	491,609

Equity contracts	Investments	156,563 [a]	Investments	(246,061)[a]

	Written options	32,949	Written options	133,824

	Futures contracts	(141,159)	Futures contracts	96,905

	Swap contracts	178,544	Swap contracts	23,624

Totals		$137,580		$1,071,864

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended May 31, 2022, the average month end notional amount of options, futures contracts and swap contracts represented 133,680 shares/units, $2,723,040 and $20,297,327, respectively. The average month end contract value of forward exchange contracts was $10,060,188.

At May 31, 2022, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$218,521	$132,472
Options Purchased	17,544	—
Options Written	—	496
Swap Contracts	192,976	213,570

Total	$429,041	$346,538

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2022, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNPP	$3,634	$(3,634)	$—	$—	$—
BOFA	6,714	(6,714)	—	—	—
BZWS	96,746	(34,327)	—	—	62,419
CITI	40,519	(40,519)	—	—	—
DBAB	1,391	—	—	—	1,391
FBCO	4,163	(136)	—	(4,027)	—
GSCO	31,556	(31,556)	—	—	—
HSBC	—	—	—	—	—
JPHQ	199,418	(83,056)	—	(116,362)	—
JPHQ[b]	34,629	—	—	—	34,629
MSCS	10,271	—	—	—	10,271

Total	$429,041	$(199,942)	$—	$(120,389)	$108,710

At May 31, 2022, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BNPP	$16,978	$(3,634)	$—	$—	$13,344
BOFA	9,887	(6,714)	—	—	3,173
BZWS	34,327	(34,327)	—	—	—
CITI	60,558	(40,519)	—	(20,039)	—
DBAB	—	—	—	—	—
FBCO	136	(136)	—	—	—
GSCO	42,267	(31,556)	—	(10,711)	—
HSBC	4,931	—	—	—	4,931
JPHQ	83,056	(83,056)	—	—	—
JPHQ[b]	94,398	—	—	—	94,398
MSCS	—	—	—	—	—

Total	$346,538	$(199,942)	$—	$(30,750)	$115,846

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bRepresents derivatives not subject to an ISDA master agreement.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 54.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (Global Credit Facility) which matures on February 3, 2023. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2022, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2022, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,691,954	$141,963	$87,985	$1,921,902
Convertible Bonds	—	2,419,267	—	2,419,267
Corporate Bonds and Notes	—	25,830,504	—	25,830,504
Senior Floating Rate Interests	—	2,095,060	—	2,095,060
Foreign Government and Agency Securities	—	9,321,926	—	9,321,926
U.S. Government and Agency Securities	—	417,900	—	417,900
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	32,138,934	—	32,138,934
Options Purchased	388,721	1,683	—	390,404
Short Term Investments	11,240,697	356,386	—	11,597,083

Total Investments in Securities	$13,321,372	$72,723,623[c]	$87,985	$86,132,980

Other Financial Instruments:
Futures Contracts	$86,659	$—	$—	$86,659
Forward Exchange Contracts	—	218,521	—	218,521
Swap Contracts	—	245,692	—	245,692

Total Other Financial Instruments	$86,659	$464,213	$—	$550,872

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$299,182	$496	$—	$299,678
Securities Sold Short[a]	494,092	3,367,889	—	3,861,981
Futures Contracts	4,040	—	—	4,040
Forward Exchange Contracts	—	132,472	—	132,472
Swap Contracts	—	151,887	—	151,887
Unfunded Loan Commitments	—	35,304	—	35,304

Total Other Financial Instruments	$797,314	$3,688,048	$—	$4,485,362

aFor detailed categories, see the accompanying Schedule of Investments.

bIncludes common stocks, preferred stocks and convertible preferred stocks as well as other equity interests.

cIncludes foreign securities valued at $63,577, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial Instrument Valuation note for more information.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

15. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNPP	BNP Paribas	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
BOFA	Bank of America, NA	CHF	Swiss Franc	BZDIOVRA	Brazil Interbank Deposit Rate
BZWS	Barclays Bank PLC	CZK	Czech Koruna	CLO	Collateralized Loan Obligation
CITI	Citigroup, NA	EUR	Euro	ETF	Exchange Traded Fund
DBAB	Deutsche Bank AG	GBP	British Pound	FHLMC	Federal Home Loan Mortgage Corp.
FBCO	Credit Suisse International	JPY	Japanese Yen	FNMA	Federal National Mortgage Association
GSCO	Goldman Sachs International	MXN	Mexican Peso	FRN	Floating Rate Note
HSBC	HSBC Bank PLC	SEK	Swedish Krona	FTSE	Financial Times Stock Exchange
JPHQ	JP Morgan Chase Bank, NA	USD	United States Dollar	LIBOR	London InterBank Offered Rate
MSCS	Morgan Stanley Capital Services LLC	ZAR	South African Rand	PIK	Payment In-Kind
				PRIBOR	Prague Interbank Offered Rate
				RC	Revolving Loan Commitment
				REIT	Real Estate Investment Trust
				SFR	Single Family Revenue
				SOFR	Secured Overnight Financing Rate
				SPDR	Standard & Poor’s Depositary Receipt

Index
CDX.NA.HY	CDX North America High Yield Index

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Long Short Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin K2 Long Short Credit Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the schedule of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin K2 Long Short Credit Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 28, 2022

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Tax Information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends	§	852(b)(3)(C)	$540,396
Short-Term Capital Gain Dividends	§	871(k)(2)(C)	$1,050,181

Note (1) – The Law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson	Trustee since 2011 and Chairperson since 2020	30	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FTAC Parnassus Acquisition Corp. (special purpose fintech acquisition company) (2021-present); and formerly, FTAC Olympus Acquisition Corp. (special purpose fintech acquisition company) (2020-2022) and FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-2021).

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	30	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	131	None

Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	72	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Brooks Ritchey (1959) 300 Atlantic Street Stamford, CT 06901	President and Chief Executive Officer – Investment Management	Since 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex..

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Long Short Credit Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 19, 2021, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management, LLC

Benefit Street Partners, L.L.C. (“Benefit Street”)

Ellington Global Asset Management, L.L.C.

EMSO Asset Management Limited

Medalist Partners, LP

It was noted that Benefit Street is an affiliate of K2 Advisors.

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders. In doing so, the Board, including the independent trustees, found that the continued appointment of Benefit Street as a sub-advisor to the Fund does not involve a conflict of interest from which K2 Advisors or Benefit Street derives an inappropriate advantage.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FT complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by

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Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Expense Group”). While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity in the current work-from-home environment and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation.

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The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements. The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting favorable periodic reports on shareholder services conducted

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by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in September 2015, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2021.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional specialty fixed income funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2021 and total returns also in the second-best performing quintile for the three- and five-year periods ended December 31, 2021. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In this regard, the trustees took into account the reduction of the investment management fee as part of the 2021 renewal process from 1.90% to 1.60% and the further reduction in February 2022 from 1.60% to 1.50%, as well as the reduction in the cap in the fee waiver and expense limitation arrangement from 1.95% to 1.65% in 2021 and from 1.65% to 1.50% in February 2022. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board also considered the reductions negotiated by K2 Advisors in the sub-advisory fees charged by the Sub-Advisers, including the addition of breakpoints in the sub-advisory fee schedules of certain Sub-Advisors in 2021. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor (other than Benefit Street) were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements.

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Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which preceded the date of the new fee structure noted above and which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Expense Group. The Fund’s total expenses were also in the most expensive quintile of its Expense Group.

Noting (i) the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in the peer group), and (ii) factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2021, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

Liquidity Risk Management Program

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and

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manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust, on behalf of the Fund, files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Householding of Reports and Prospectuses

You will receive, or receive notice of the availability of, the Fund’s financial reports every six months. In addition, you will receive an annual updated summary prospectus (detail prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Important Notice to Shareholders

SECTION 19(A) NOTICE

On December 30, 2021, the Fund distributed $0.2289, $0.1444, $0.2049, $0.2658 and $0.2582 from net investment income for Class A, Class C, Class R, Class R6 and Advisor Class, respectively; and $0.1352 from short-term capital gains, which are calculated on a tax basis in accordance with income tax regulations.

Estimated distribution sources are as follows: $0.1842, $0.1162, $0.1649, $0.2139 and $0.2078 represents net investment income for Class A, Class C, Class R, Class R6 and Advisor Class, respectively; $0.1581, $0.1497, $0.1557, $0.1618 and $0.1610 represents gain from the sale of securities for Class A, Class C, Class R, Class R6 and Advisor Class, respectively; and $0.0218, $0.0137, $0.0195, $0.0253 and $0.0246 represents return of principal for Class A, Class C, Class R, Class R6 and Advisor Class, respectively. These estimates are calculated in accordance with U.S. Generally Accepted Accounting Principles that may significantly differ from the amounts calculated on a tax basis. This information is being provided pursuant to Section 19(a) of the Investment Company Act of 1940 and should not be used for tax reporting purposes.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Long Short Credit Fund

Investment Manager	Distributor	Shareholder Services
K2/D&S Management Co., L.L.C.	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2022 Franklin Templeton Investments. All rights reserved.		948 A 07/22

(b)	Not applicable.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $215,144 for the fiscal year ended May 31, 2022 and $203,775 for the fiscal year ended May 31, 2021.

Audit-Related Fees

(b) There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

Tax Fees

(c) The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $2,846 for the fiscal year ended May 31, 2022 and $1,637 for the fiscal year ended May 31, 2021. The services for which these fees were paid included identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $100,000 for the fiscal year ended May 31, 2022 and $71,000 for the fiscal year ended May 31, 2021. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

All Other Fees

(d) There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $102,846 for the fiscal year ended May 31, 2022 and $72,637 for the fiscal year ended May 31, 2021.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

a)(2)(1)	Not Applicable.

(a)(2)(2)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Franklin Alternative Strategies Funds

By (Signature and Title)	/s/ Matthew T. Hinkle
Matthew T. Hinkle, Chief Executive Officer – Finance and
Administration

Date     August 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew T. Hinkle
Matthew T. Hinkle, Chief Executive Officer – Finance and
Administration

Date August 2, 2022

By (Signature and Title)	/s/ Christopher Kings
Christopher Kings, Treasurer, Chief Financial Officer, and Chief
Accounting Officer

Date August 2, 2022